    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 1996.

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                RPS REALTY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.

/ / $500 per each Party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        N/A
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        N/A
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        N/A
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        N/A
--------------------------------------------------------------------------------

     (5)  Total fee paid:

        N/A
--------------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        N/A
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement to:

        N/A
--------------------------------------------------------------------------------

     (3)  Filing Party:

        N/A
--------------------------------------------------------------------------------

     (4)  Date Filed:

        N/A
--------------------------------------------------------------------------------

                                RPS REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                                                  March 29, 1996

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of RPS Realty Trust (the "Company") to be held at Deloitte & Touche LLP, 2 World Financial Center, 3rd Floor, New York, New York 10281, New York, New York on April 29, 1996, at 10:00 a.m., New York City time (the "Special Meeting").

     The purpose of the Special Meeting is to consider and vote upon three proposals (collectively, the "Proposals") relating to (i) an acquisition by the Company of substantially all of the real estate assets, as well as the management organization and personnel and business operations, of Ramco-Gershenson, Inc. and its affiliates, (ii) the adoption of certain amendments to the Company's Declaration of Trust, and (iii) the adoption of a new stock option plan.

     YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH OF THE PROPOSALS.

     The accompanying Proxy Statement provides detailed information concerning the Proposals, including, without limitation, the receipt by the executive officers of benefits that will not be available to Shareholders, risks to Shareholders and the fact that consummation of the transactions contemplated by the Proposals may constitute a change in management control of the Company, all of which you are urged to read carefully. It is important that your Shares be represented and voted at the Special Meeting, whether or not you plan to attend. Please sign, date and return the enclosed proxy card at your earliest convenience to ensure that your vote on the important business matters to be considered at the Special Meeting will be recorded.

     Your Board of Trustees and management look forward to greeting personally those Shareholders who are able to attend the Special Meeting. Your continued interest and participation in the affairs of the Company are greatly appreciated.
                                          Sincerely,

                                          Joel M. Pashcow
                                          Chairman of the Board
                                          and President

                                RPS REALTY TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1996
                            ------------------------

To the Shareholders of RPS Realty Trust:

     Notice is hereby given that a Special Meeting of the Shareholders of RPS Realty Trust (the "Company") will be held at Deloitte & Touche LLP, 2 World Financial Center, 3rd Floor, New York, New York on April 29, 1996 at 10:00 a.m., New York City time (the "Special Meeting"), to consider and take action on the following matters:

          1. To consider and vote upon a proposal to consummate an acquisition by the Company of substantially all of the shopping center and retail properties, as well as the management organization and personnel and business operations, of Ramco-Gershenson, Inc. and its affiliates upon the terms and conditions described in the Proxy Statement (the "Ramco Acquisition");

          2. To consider and vote upon a proposal to amend the Company's Declaration of Trust to, among other things, (i) increase certain quorum percentage requirements in connection with meetings of the Board of Trustees, (ii) establish a Nominating Committee and Advisory Committee of the Board of Trustees, (iii) change the Company's name to Ramco-Gershenson Properties Trust, and (iv) authorize the Board of Trustees, on a one-time basis in connection with the Ramco Acquisition, to combine outstanding Shares by way of a 1 for 4 reverse split, provide for the payment of cash in lieu of any fractional interest in a combined Share and establish mechanics to implement any such combination;

          3. To consider and vote upon a proposal to approve and ratify a new employee share option plan for certain key employees of the Company and its subsidiaries; and

          4. The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

     As of March 15, 1996, the Company had a total of 28,492,421 Shares outstanding. The Board of Trustees has fixed the close of business on March 21, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. A list of Shareholders entitled to vote at the Special Meeting will be available for examination by any Shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Company, 747 Third Avenue, New York, New York 10017.
                                         By Order of the Board of Trustees,

                                         John J. Johnston, Jr.,
                                         Vice President -- Real Estate
                                         Counsel and Secretary

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD.

March 29, 1996

                                RPS REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1996

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement (the "Proxy Statement") is being furnished to the holders of shares of beneficial interest, par value $.10 per share (the "Shares"), of RPS Realty Trust, a Massachusetts business trust (the "Company"), in connection with the solicitation of proxies by the Board of Trustees of the Company for use at the Special Meeting of Shareholders of the Company to be held at Deloitte & Touche LLP, 2 World Financial Center, 3rd Floor, New York, New York, on April 29, 1996 at 10:00 a.m., New York City time, and at any and all adjournments or postponements thereof (the "Special Meeting").

     At the Special Meeting, the Company's shareholders (the "Shareholders") will be asked to consider and take action on the following matters (collectively, the "Proposals"):

          1. To consider and vote upon a proposal to consummate the acquisition by the Company of substantially all of the shopping center and retail properties, as well as the management organization, personnel and business operations, of Ramco-Gershenson, Inc. ("Ramco") and its affiliates (the "Ramco Acquisition") in exchange for an approximately 25% aggregate interest, as a limited partner, in an operating partnership (the "Operating Partnership") formed for the purpose of effectuating this acquisition, and the assumption of approximately $184,015,000 in indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned Ramco Properties). Interests in the Operating Partnership will be divided into units of limited partnership interest ("Units") which, subject to certain limitations, will be exchangeable into the Company's shares on a one-for-one basis (assuming the combination of the Company's Shares by means of a 1 for 4 reverse stock split) beginning one year after the closing of the Ramco Acquisition. As a result of the Ramco Acquisition, the Company will succeed to the ownership of interests in 22 shopping center and retail properties (containing an aggregate of approximately 5,114,000 square feet of total gross leasable area, of which approximately 1,408,000 square feet will be owned by certain Anchors and approximately 3,706,000 square feet will be Company owned) (the "Ramco Properties"). The Ramco Properties are located primarily in Michigan and Ohio. The Company will also succeed to the ownership of in excess of 95% of the economic interests in Ramco, a shopping center property management, development and leasing company, as well as certain development and option rights;

          2. To consider and vote upon a proposal to amend the Company's Declaration of Trust to, among other things, (i) increase certain quorum percentage requirements in connection with meetings of the Board of Trustees, (ii) establish a Nominating Committee and Advisory Committee of the Board of Trustees, (iii) change the Company's name to Ramco-Gershenson Properties Trust, and (iv) authorize the Board of Trustees, on a one-time basis in connection with the Ramco Acquisition and the related combination of Shares by way of a 1 for 4 reverse stock split, to combine outstanding Shares by way of a 1 for 4 reverse split, provide for the payment of cash in lieu of any fractional interest in a combined Share and establish mechanics to implement any such combination;

          3. To consider and vote upon a proposal to approve and ratify a new employee share option plan (the "New Plan"), pursuant to which the Board of Trustees (or a committee thereof) will be empowered to grant options to certain key employees of the Company and its subsidiaries; and

          4. The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

     Your Board of Trustees unanimously recommends a vote FOR approval of each of the Proposals that will be considered at the Special Meeting. None of the Proposals will be implemented unless each of them is approved.

     Approval of Proposals 1 and 3, and of any other matters, if any, which come before the Special Meeting, will require the affirmative vote of a majority of the Shares voted, in person or by proxy, at the Special Meeting, and approval of Proposal 2 will require the affirmative vote of a majority of the issued and outstanding Shares, in each case, provided a quorum is present. The presence, in person or by proxy, of Shareholders holding a majority of the Shares entitled to vote shall constitute a quorum for the Special Meeting.

     If the Proposals are not approved, the Company intends to continue to conduct its business generally in a manner consistent with past practices, while exploring other transactions outside the ordinary course of business designed to convert the Company into an equity REIT. Alternatively, the Company may seek to enter into a business combination with another REIT or may, subject to any limitation that may be imposed by the IRS in connection with its ongoing examination of the Company's tax returns, commence an orderly liquidation of its assets if the Board of Trustees determines that such a liquidation would maximize shareholder value. Any decision to liquidate might involve a special distribution to Shareholders of a substantial portion of RPS' existing cash but nevertheless could be subject to approval from the IRS, as more fully described in this Proxy Statement.

     This Proxy Statement and the accompanying form of proxy are first being mailed to Shareholders on or about March 29, 1996. A Shareholder who has given a proxy may revoke it at any time prior to its exercise.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
SUMMARY...............................................................................      1
  Purpose of the Special Meeting......................................................      1
  Proposal 1 -- Ramco Acquisition Proposal............................................      1
     Parties to the Ramco Acquisition.................................................      1
     Risk Factors.....................................................................      2
     Structure of the Ramco Acquisition...............................................      4
     Proposals Regarding Alternative Transactions.....................................      6
     Operations of the Company after the Ramco Acquisition............................      7
     Business Objectives and Strategy.................................................      8
     Distributions....................................................................      8
     Reasons for the Ramco Acquisition................................................      9
     Ramco Properties.................................................................     10
     Replacement of Trustees; Management..............................................     12
     Conditions to Consummation.......................................................     12
     Appraisal Rights.................................................................     12
     Tax Consequences of the Ramco Acquisition........................................     12
  Proposal 2 -- Declaration of Trust Amendment Proposal...............................     12
  Proposal 3 -- New Plan Proposal.....................................................     13
     Reasons for Adoption of New Plan.................................................     13
  Spin-Off Transaction................................................................     14
  Interests of Management in the Ramco Acquisition Proposal...........................     15
  Benefits of the Ramco Acquisition to Ramco Principals...............................     16
  Meeting Date and Record Date........................................................     16
  Votes Required......................................................................     16
  Reverse Split.......................................................................     16
  Recommendation of the Board of Trustees.............................................     17
  Selected Historical and Pro Forma Financial Information.............................     17
  The Company's Historical Data.......................................................     18
  The Company's Pro Forma Data........................................................     18
  Ramco Properties Historical Data....................................................     19
  Ramco Historical Data...............................................................     19
PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL..........................................     20
     Parties to the Ramco Acquisition.................................................     20
       The Company....................................................................     20
       Ramco..........................................................................     20
     Risk Factors.....................................................................     20
       Conflicts of Interest of Management............................................     20
       Benefits of the Ramco Acquisition to Ramco Principals..........................     21
       Inability of Financial Advisor to Render a Fairness Opinion....................     21
       Conflicts of Interest in the Business of the Company...........................     21
          Tax Consequences Upon Sale or Refinancing of Properties.....................     21
          Resale of Electricity; Other Contractual Rights.............................     22
       Price May Not Reflect Value of Ramco Contribution Assets.......................     22
       Real Estate Investment Risks...................................................     22
          General Risks...............................................................     22
          Bankruptcy and Financial Condition of Tenants...............................     22

                                                                                        PAGE
                                                                                        -----

          Competition.................................................................     23
          Inability to Renew Leases and Relet of Space................................     23
          Adverse Changes in Laws.....................................................     23
          Uninsured Loss..............................................................     24
          Americans with Disabilities Act Compliance..................................     24
       Real Estate Financing Risks....................................................     24
          Debt Financing and Existing Debt Maturities.................................     24
          Risk of Rising Interest Rates and Variable Rate Debt........................     24
       Risks Associated with Change in Management.....................................     24
       Stock Price Variations.........................................................     25
       Dependence on Anchors..........................................................     25
       Substantial Payments if Ramco Acquisition Fails to Occur.......................     25
       Illiquidity of Real Estate.....................................................     25
       Risks Involved in Property Ownership Through Partnerships and Joint Ventures...     25
       Risk of Development, Construction and Acquisition Activities...................     25
       Possible Environmental Liabilities.............................................     26
       Limited Geographic Diversification.............................................     26
       Possible Adverse Consequences Relating to Interests in Ramco...................     26
     Background of the Ramco Acquisition..............................................     27
     Structure of the Ramco Acquisition...............................................     33
     Reverse Split; Conversion of Shares..............................................     33
     The Ramco Properties.............................................................     34
       General........................................................................     34
       Clinton Valley Strip Center; Clinton Valley Mall...............................     34
       Eastridge Commons..............................................................     34
       Edgewood Towne Centre..........................................................     35
       Ferndale Plaza.................................................................     35
       Fraser Shopping Center.........................................................     35
       Jackson Crossing...............................................................     35
       Kentwood Towne Center..........................................................     35
       Lake Orion Plaza...............................................................     36
       Naples Towne Center............................................................     36
       New Towne Plaza................................................................     36
       OfficeMax Center...............................................................     36
       Oak Brook Square...............................................................     36
       Roseville Plaza................................................................     36
       Southfield Plaza...............................................................     37
       Southfield Plaza Expansion.....................................................     37
       Spring Meadows Place...........................................................     37
       Tel Twelve Mall................................................................     37
       Troy Towne Center..............................................................     37
       West Allis Towne Centre........................................................     38
       West Oaks I; West Oaks II......................................................     38
     Property Descriptions............................................................     39
     Tenant Information...............................................................     40
     Rental Revenues..................................................................     41
     Additional Information with Respect to Ramco and the Ramco Properties............     42
       General........................................................................     42

                                                                                        PAGE
                                                                                        -----
       Management's Discussion and Analysis of Results of Operations and Financial
        Condition.....................................................................     42
          Ramco Properties............................................................     42
          Ramco.......................................................................     43
          Seasonal Nature of Shopping Center Industry.................................     44
     Future Operations................................................................     44
       Business Objectives and Strategy...............................................     44
       General........................................................................     44
       Operations and Management......................................................     44
       Development....................................................................     44
       Expansions and Redevelopment...................................................     45
       Acquisitions...................................................................     46
       Line of Credit.................................................................     46
     Mortgage Debt....................................................................     46
       Mortgage Indebtedness Outstanding After Ramco Acquisition......................     47
       Indebtedness Being Repaid or Refinanced Upon Closing of Ramco Acquisition......     49
       Ramco Preclosing Loans.........................................................     49
       The Mortgage Loans.............................................................     50
       The Credit Facility............................................................     51
     Distribution Policy..............................................................     52
     Environmental Matters............................................................     55
     Excluded/Option Properties.......................................................     56
       Excluded Properties............................................................     56
       Summit Place Complex...........................................................     57
       Park Place Shopping Center.....................................................     57
       North Towne Commons............................................................     57
       Livonia Builders Square........................................................     57
       Bay Towne Shopping Center......................................................     57
       Blue Ash Commons...............................................................     57
       Rivers Edge....................................................................     57
       Options on Excluded Properties.................................................     57
     Certain Property Partnership Agreements..........................................     58
     Ground Leases....................................................................     58
     The Master Agreement.............................................................     59
       The Transaction................................................................     59
       Lease Up Property..............................................................     60
       Jackson Crossing Property Escrow...............................................     61
       Representations and Warranties.................................................     61
       Certain Covenants..............................................................     62
       No Solicitation................................................................     63
       Indemnification................................................................     63
       Governance.....................................................................     64
       The Closing....................................................................     64
       Conditions to Consummation of the Contemplated Transactions....................     64
       Electricity Income Reimbursement...............................................     66
       Use of Cash....................................................................     67
       Termination....................................................................     68
       Liquidated Damage Amount and Expenses..........................................     68
       Survival and Indemnification Matters...........................................     69

                                                                                        PAGE
                                                                                        -----
       Amendment and Waiver...........................................................     70
       Liquidation....................................................................     70
     Property Contribution Agreements.................................................     70
       Representations and Warranties.................................................     70
       Operation of the Properties Prior to Closing of the Ramco Acquisition..........     70
       Conditions to Consummation.....................................................     71
       Closing Adjustments............................................................     71
       Termination....................................................................     71
     Closing Conditions Agreement.....................................................     71
     Operating Partnership Agreement..................................................     72
       Management.....................................................................     72
       Transfer of Units..............................................................     72
       Issuance of Additional Units...................................................     72
       Funding of Investments.........................................................     73
       Exchange of Units..............................................................     73
       Liquidation....................................................................     73
       Term...........................................................................     74
     Property Appraisals..............................................................     74
     Ramco............................................................................     76
     Management of the Company Upon Consummation of the Ramco Acquisition.............     76
       Board of Trustees..............................................................     76
       Executive Officers of the Company..............................................     77
       Ramco Principals' Employment Agreements........................................     78
       Non-Competition Agreements.....................................................     79
       Registration Rights and Lock-Up Agreements.....................................     79
       Certain Bankruptcy Proceedings.................................................     80
     Termination of Existing Employment Contracts; Termination Agreements.............     80
     Benefits of the Ramco Acquisition to Ramco Principals............................     81
     Accounting Treatment of the Ramco Acquisition....................................     81
     Required Approval for Proposals; Consequences of Failure to Approve the
      Proposals.......................................................................     81
     Limitations on Appraisal Rights..................................................     82
     Reasons for the Ramco Acquisition; Recommendation of the Board of Trustees.......     82
     Vote Required....................................................................     83
     Dean Witter......................................................................     84
PROPOSAL 2 -- THE DECLARATION OF TRUST AMENDMENT PROPOSAL.............................     85
     General..........................................................................     85
     Description of the Acquisition Amendment.........................................     85
       General........................................................................     85
       Number of Trustees; Quorum.....................................................     85
       Nominating and Advisory Committees of the Board................................     85
       Name...........................................................................     85
       Reverse Split..................................................................     85
     Vote Required....................................................................     85
PROPOSAL 3 -- THE NEW PLAN PROPOSAL...................................................     86
     The New Plan.....................................................................     86
       General........................................................................     86
       Reasons for Adoption of the New Plan...........................................     86

                                                                                        PAGE
                                                                                        -----

       Description of the New Plan....................................................     86
       Administration.................................................................     86
       Participants...................................................................     86
       Material Terms.................................................................     87
       Transfer.......................................................................     87
       Term...........................................................................     87
       Termination of Employment......................................................     87
       Adjustments....................................................................     88
       Change of Control..............................................................     88
       Amendment......................................................................     88
       New Plan Benefits..............................................................     88
       Certain Federal Income Tax Consequences........................................     88
     Limitation on Appraisal Rights...................................................     89
     Vote Required....................................................................     89
FEDERAL INCOME TAX CONSEQUENCES.......................................................     90
     Background.......................................................................     90
     Requirements for Qualification as a REIT.........................................     91
       Structural Considerations......................................................     92
       Rents from Real Property.......................................................     92
     Ramco Acquisition................................................................     93
     Spin-Off Company.................................................................     93
       REIT Qualification.............................................................     93
       Tax Aspects of the Spin-Off Transaction........................................     93
     Reverse Split....................................................................     93
     Tax Aspects of the Operating Partnership.........................................     94
       Classification as a Partnership................................................     94
     Income Taxation of the Operating Partnership and Its Partners....................     94
       Operating Partnership Allocations..............................................     94
       Tax Allocations in Respect of Contributed Properties...........................     95
       Basis in Operating Partnership Interest........................................     95
       Depreciation Deductions Available to the Operating Partnership.................     95
       Partnership Anti-Abuse Rule....................................................     96
       Possible Legislative or Other Actions Affecting Tax Consequences...............     96
THE SPIN-OFF TRANSACTION..............................................................     97
TRUSTEES AND EXECUTIVE OFFICERS.......................................................     99
     Executive Officers of the Company................................................     99
     Trustees of the Company..........................................................     99
     Committees; Meetings.............................................................    101
     Compliance with Section 16(a)....................................................    101
COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.......................................    102
     Cash Compensation................................................................    102
     Summary Compensation Table.......................................................    102
     Compensation of Trustees.........................................................    103
     Employment Agreements............................................................    103
     Severance and Other Arrangements with Executive Officers and Certain Key
      Employees.......................................................................    105
     Compensation Committee Interlocks and Insider Participation......................    105
COMPENSATION PLANS....................................................................    105

                                                                                        PAGE
                                                                                        -----
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.......................................    107
     Security Ownership of Certain Beneficial Owners and Management...................    107
INTEREST OF CERTAIN PERSONS...........................................................    108
GLOSSARY..............................................................................    110
ACCOUNTANTS' REPRESENTATIVES..........................................................    117
CERTAIN VOTING PROCEDURES; OTHER BUSINESS AND EXPENSE OF
  SOLICITATION........................................................................    117
INCORPORATION BY REFERENCE............................................................    118
INDEX TO FINANCIAL STATEMENTS.........................................................    F-1

Annexes

Exhibit A   -- Acquisition Amendment
Exhibit B   -- New Plan
Appendix A  -- Information Statement

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary does not contain a complete statement of all of the material aspects of the Ramco Acquisition or the other transactions described herein, and is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated by reference in this Proxy Statement. Shareholders are urged to read this Proxy Statement in its entirety. Unless otherwise indicated, the information contained in this Proxy Statement assumes that (x) the Company has combined its Shares by means of a 1 for 4 reverse stock split (the "Reverse Split") and (y) the Company has transferred its remaining mortgage loan portfolio as well as certain other assets, which are anticipated to include interests in its Norgate Center and 9 North Wabash Avenue properties (collectively, the "Spin-Off Company Assets"), to a newly formed real estate investment trust (the "Spin-Off Company"), shares in which will be distributed ratably to the Shareholders (the "Spin-Off Transaction"). Unless the context otherwise requires, all references in this Proxy Statement to the (i) "Company" shall mean RPS Realty Trust and its subsidiaries on a consolidated basis, (ii) "Operating Partnership" shall mean Ramco-Gershenson Properties, L.P., through which the Company will conduct its business following the consummation of the Ramco Acquisition, (iii) "RPS Properties" shall mean the six properties that are currently owned by the Company and that will be transferred to the Operating Partnership in connection with the consummation of the Ramco Acquisition, (iv) "Ramco" shall mean Ramco-Gershenson, Inc., (v) "Ramco Properties" shall mean the interests in 22 shopping center and retail properties that will be acquired by the Company in the Ramco Acquisition, (vi) "Ramco Group" shall mean the current owners of the Ramco Properties and, if applicable, their respective individual partners, as well as the shareholders of Ramco, (vii) the "Properties" shall mean collectively the RPS Properties and the Ramco Properties and (viii) "Shares" shall mean the Shares of the Company prior to the occurrence of the Reverse Split and "shares," with respect to the Company, means the Shares after the occurrence of the Reverse Split. Unless otherwise indicated, references to the Company after the closing of the Ramco Acquisition shall include the Operating Partnership and Ramco. Capitalized terms used herein without definition shall have the meanings set forth in the Glossary.

PURPOSE OF THE SPECIAL MEETING

     The Special Meeting has been called to seek the approval of the Company's Shareholders to three Proposals. Shareholder approval of each of Proposals 2 and 3 is required under the Company's Declaration of Trust, the laws of the Commonwealth of Massachusetts and/or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations thereunder. In addition, because the Ramco Acquisition contemplates the issuance to the Ramco Group of Units which may be exchanged into in excess of 20% of the Shares, the rules of The New York Stock Exchange, Inc. (the "NYSE"), on which the Company's Shares are listed, require that Shareholder approval of such issuance be obtained. Approval of Proposal 1 (the "Ramco Acquisition Proposal") will constitute approval of such issuance.

PROPOSAL 1 -- RAMCO ACQUISITION PROPOSAL

     At the Special Meeting, the Company's Shareholders will be asked to approve the Ramco Acquisition Proposal, as contemplated by the Amended and Restated Master Agreement dated as of December 27, 1995 among the Company, Ramco and the Ramco Group, as amended by the First Amendment to Amended and Restated Master Agreement, dated as of March 19, 1996 (as so amended, the "Master Agreement"), and the related documents (the "Transaction Documents"), pursuant to which the Contemplated Transactions will be consummated.

     Parties to the Ramco Acquisition. The Company is a real estate investment trust ("REIT") formed in 1988. The Company is primarily engaged in the business of owning and managing a participating mortgage loan portfolio which presently consists of eight commercial mortgage loans, and through its wholly-owned subsidiaries, owning and operating eight properties.

     Ramco, which is controlled by principals Joel, Dennis, Richard and Bruce Gershenson and Michael Ward (collectively, the "Ramco Principals"), is a fully integrated private real estate company that owns, manages, leases, develops and acquires shopping center properties. Ramco has more than 40 years experience as a shopping center developer and operator and the Ramco Principals have an average of more than 25 years in the shopping center business. As a result of the Ramco Acquisition, the Company will succeed to the Ramco Group's ownership of interests in the Ramco Properties and substantially all of the economic interests in Ramco's property management business. Ramco developed or substantially redeveloped all but one of the Ramco Properties. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Parties to the Ramco Acquisition."

     Risk Factors. In considering whether to approve the Ramco Acquisition Proposal, as well as the other Proposals, Shareholders should consider the risks discussed under "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Risk Factors." Such risks include:

          - Conflicts of interest due to the fact that certain members of management have substantial interests in, and will receive certain benefits from, the Ramco Acquisition that will not be generally available to Shareholders, including the following: (i) pursuant to a termination agreement with the Company that became effective as of February 29, 1996, Herbert Liechtung, the former President and a Trustee of the Company, received a lump sum severance payment of $1,478,402 and will receive an origination bonus of $159,800 if the Ramco Acquisition is consummated on or before June 10, 1996, in consideration of the termination of his employment agreement with the Company that ran through December 31, 1998 and provided for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Company's existing employee Share option plan), (ii) pursuant to a termination agreement with the Company that will become effective as of the closing of the Ramco Acquisition, Joel M. Pashcow, the Chairman, President, and a Trustee of the Company, will receive two severance payments totaling an aggregate of $1,910,416 (exclusive of interest at a rate of approximately 7.75% on $1,600,000 of which will be deferred and paid on January 15, 1997), and will receive an origination bonus of $79,900 pursuant to his existing employment agreement, in consideration of the termination of Mr. Pashcow's employment agreement with the Company that runs through December 31, 1998 and provides for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Company's existing employee Share option plan), (iii) Messrs. Liechtung and Pashcow will continue as members of the Board of Trustees and will receive compensation to be paid to all non-management Trustees of $20,000 per annum, (iv) certain non-continuing employees of the Company have or will receive severance and stay bonus payments aggregating approximately $829,000 (assuming the Ramco Acquisition closes on April 30, 1996), including payments of $272,000, $119,000 and $135,000 to Edwin R. Frankel, Stanley Rappoport, and John J. Johnston, Jr., respectively, each of whom is an executive officer of the Company, (v) based on an offer to be made by the Company, certain non-continuing employees of the Company (other than Mr. Pashcow) who hold fully vested options to acquire an aggregate of 125,000 Shares at an exercise price of $5.75 per Share will receive an aggregate of $62,500 in consideration of the surrender of such options, including Messrs. Frankel and Johnston, Steven Liechtung, Vice President of the Company, and Nancy M. Comerford, Director of Operations of the Company, who will receive $25,000, $25,000, $10,000, and $2,500, respectively, and (vi) Mr. Frankel, Senior Vice President and Treasurer of the Company, will become an executive officer of the Spin-Off Company and receive compensation of $60,000 per annum (see
     "-- Interests of Management in the Ramco Acquisition Proposal," "PROPOSAL
     1 -- THE RAMCO ACQUISITION PROPOSAL -- Risk Factors -- Conflicts of Interest of Management and -- Termination of Existing Employment Contracts; Termination Agreements" and "COMPENSATION PLANS");

          - Conflicts of interest due to the fact that the Ramco Principals negotiated the Ramco Acquisition on behalf of the Ramco Group and that substantial economic benefits will be received by the Ramco Principals in connection with the transaction, including the following: (i) the Ramco Principals will transfer their direct and indirect interests in the Ramco Contribution Assets, which as of September 30, 1995 have a net book value of $(57,576,000), to the Operating Partnership in exchange for an approximately 18% interest (approximately 1,806,000 Units) in the Operating Partnership, assuming the conversion of all outstanding loans made by the Ramco Principals to the Ramco Group into Units and that certain leasing plans with respect to one of the Ramco Properties are fulfilled (which 18% interest has an approximate aggregate value of $28,900,000, based on an assumed value of $16.00 per Unit); (ii) the Company will assume approximately $184,015,000 of secured indebtedness, as of December 31, 1995, on the Ramco Properties; (iii) each of the Ramco Principals will enter into three-year employment agreements with the Company providing for annual base salaries of $100,000; (iv) the Company will grant to each of the Ramco Principals options to purchase 24,000 shares at an exercise price of $16.00 per share under the New Plan; (v) the structure of the Ramco Acquisition will provide the Ramco Principals the opportunity for deferral of tax consequences of the contribution of their interests in the Ramco Properties to the Operating Partnership; (vi) each of Joel, Dennis, Richard and Bruce Gershenson and Michael Ward will be released from personal guarantees aggregating approximately $66,502,000, as of December 31, 1995, with respect to indebtedness, for which they are jointly and severally liable, to be repaid in the Ramco Acquisition; (vii) Joel Gershenson and Dennis Gershenson will be nominated to the Company's Board of Trustees; and
     (viii) the Company will assume and repay $3,200,000 of certain unsecured debt associated with the Ramco Properties that is payable to affiliates of Ramco (see "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Risk
     Factors -- Benefits of the Ramco Acquisition to Ramco Principals");

          - Although engaged to render a fairness opinion, the Company's financial advisor, Dean Witter Reynolds, Inc. ("Dean Witter"), concluded that until the Asset Issue (as defined and described under "PROPOSAL
     1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition") was favorably resolved and the IRS examination of the Company's tax returns was completed, it could not render a fairness opinion to the Board of Trustees to the effect that the allocation of the interests in the Operating Partnership between the Company and the Ramco Group in the Ramco Acquisition is fair to the Company's Shareholders from a financial point of view. See "PROPOSAL 1 -- THE RAMCO ACQUISITION
     PROPOSAL -- Background of the Ramco Acquisition and -- Reasons for the Ramco Acquisition; Recommendation of the Board of Trustees;"

          - Real estate investment risks associated with the ownership of interests in 22 additional shopping center properties, such as the ability of a property to generate revenue sufficient to meet operating expenses and debt service payments; the ability of tenants to make rent payments; the effects of any bankruptcies of major tenants; competition for tenants from other shopping centers; competition from alternative forms of retailing, including home shopping networks, mail order catalogues and on-line based shopping services which may limit the number of retail tenants that desire to seek space in shopping center properties generally, all which may affect the Company's ability to make expected distributions;

          - The Ramco Acquisition will result in a change in the Company's management to persons who have no prior experience managing a REIT or a publicly owned company;

          - The possibility that the trading price of the Company's shares after the closing of the Ramco Acquisition will be less than the assumed per Share value of the RPS Contribution Assets;

          - Lack of independent valuation or appraisals in connection with the acquisition of the Ramco Contribution Assets giving rise to the risk that the consideration that will be paid by the Company for the Ramco Contribution Assets will exceed their fair market value;

          - The possibility that the combined per share trading prices of the shares of the Company and the Spin-Off Company (without giving effect to the Reverse Split) will be less than the trading price of the Shares immediately prior to the closing of the Ramco Acquisition;

          - Because the Anchors at a number of the Ramco Properties are not contractually obligated to maintain a presence at such properties, such Anchors have the right at any time to vacate the space they occupy at such properties which, in turn, is likely to result in a loss in revenue attributable to a reduction in percentage rents and a loss of additional tenants;

          - Because substantially all of the Ramco Properties are located in Michigan and Ohio, any adverse conditions in those market areas will likely have an adverse impact on property cash flow and values;

          - Risks associated with indebtedness on the Ramco Properties that is not anticipated to be repaid at the closing of the Ramco Acquisition, including the possibility that (i) the Company may not be able to refinance outstanding indebtedness upon maturity or that such indebtedness might be refinanced at higher interest rates or otherwise on terms less favorable to the Company (after giving effect to anticipated refinancings that will occur at the closing of the Ramco Acquisition), and (ii) interest rates on the Company's variable rate indebtedness (which is expected to equal approximately $17,100,000 of the Company's approximately $124,080,000 of total indebtedness (including a pro rata share of the debt encumbering two 50%-owned Ramco Properties) upon the closing of the Ramco Acquisition), and variable rate indebtedness on any additional borrowings made under the Credit Facility may increase, all of which could adversely affect the Company's ability to make expected distributions to the Shareholders;

          - Conflicts of interest involving management of the Company and the Board of Trustees in business decisions regarding the Company, including conflicts associated with (i) sales and refinancings of the Ramco Properties that may arise due to the adverse tax consequences of such transactions that could result to members of the Ramco Group, (ii) the possibility that the Company may be entitled to enforce certain contractual rights against members of the Ramco Group, and (iii) the possibility that the Ramco Group may be entitled to enforce certain contractual rights against the Company, all of which may result in decisions affecting the Company that are not in the best interests of all Shareholders;

          - Factors that may limit the flexibility of the Company to vary its investments or that may adversely affect the value of the Properties, including the relative illiquidity of real estate and approval rights of outside parties that own interests in two of the Ramco Properties, all of which may affect the Company's ability to make expected distributions;

          - Risks associated with the development, construction and acquisition of shopping center properties, including risks associated with construction, lease-up, financing, cost overruns, and delays in obtaining necessary approvals and the risk that newly developed or acquired properties will fail to perform as expected, all of which may affect the Company's ability to make expected distributions to Shareholders; and

          - There is contamination present on or under certain of the Ramco Properties which, if remediated by the Company at the Company's expense, may have a material adverse effect on the Company's financial condition and results of operations.

     Structure of the Ramco Acquisition. Pursuant to the Ramco Acquisition, the Company will transfer to the Operating Partnership (via contribution or merger) six properties containing an aggregate of approximately 931,000 square feet of gross leasable area ("GLA") (the "RPS Properties") described herein under "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Structure of the Ramco Acquisition" and $68,000,000 in cash (the "RPS Cash" and, together with the RPS Properties, the "RPS Contribution Assets"), and will receive a 1% interest in the Operating Partnership, as a general partner, and, initially, an approximately 74% interest in the Operating Partnership, as a limited partner.

     Pursuant to the Ramco Acquisition, the Ramco Group has transferred or will transfer (via contribution or merger) to the Operating Partnership the following: (i) the 22 Ramco Properties which contain an aggregate of approximately 5,114,000 square feet of total GLA, of which approximately 1,408,000 square feet will be owned by certain Anchors and approximately 3,706,000 square feet will be Company owned, (ii) 100% of the non-voting common stock and 5% of the voting common stock (collectively, the "Ramco Stock") in Ramco (representing in excess of 95% of the economic interests in Ramco), (iii) rights in and/or options to acquire certain development land totalling approximately 155 acres (the "Development Land"), (iv) options to acquire Ramco and its affiliates' interest in six shopping center properties (the "Option Properties"), and (v) five outparcels totalling approximately 7.1 acres (the "Outparcels," and together with the Ramco Properties, the Ramco Stock, the Development Land and the Option Properties, the "Ramco Contribution

Assets"). See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Structure of the Ramco Acquisition -- The Ramco Properties."

     Pursuant to the Ramco Acquisition, the Ramco Group will receive, in the aggregate, an approximately 25% interest (approximately 2,377,000 Units) in the Operating Partnership (which 25% interest has an approximate aggregate value of $38,030,000, based on an assumed value of $16.00 per Unit), and the Company will assume approximately $184,015,000 of secured indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned properties). If certain leasing plans with respect to one of the Ramco Properties, Jackson Crossing, are fulfilled, the aggregate percentage interest in the Operating Partnership to be received by the Ramco Group may be increased to a maximum of approximately 29% (approximately 2,912,500 Units) (which 29% interest has an approximate aggregate value of $46,600,000, based on an assumed value of $16.00 per Unit). The number of Units to be received by the Ramco Group will not fluctuate with changes in the price of the Company's shares. Subject to certain limitations, the Units will be exchangeable into shares of the Company on a one-for-one basis beginning one year after the closing of the Ramco Acquisition. The Company is utilizing the Operating Partnership to effectuate the Ramco Acquisition in part to permit the Ramco Group to defer all or part of the tax consequences associated with the Company's acquisition of the Ramco Properties. The Company believes that this structure was an important factor in the Company's ability to reach an agreement with Ramco and the Ramco Group to acquire the Ramco Contribution Assets and that the ability to offer Units on a tax deferred basis to potential sellers of retail properties may give the Company an important competitive advantage in making future acquisitions.

     The purchase price for the Ramco Contribution Assets was the result of arm's-length negotiations between the Company and the Ramco Group. In determining the purchase price paid, the Company considered (i) the relative contribution of the RPS Contribution Assets and the Ramco Contribution Assets, respectively, to the Company's pro forma Funds from Operations, (ii) the implied capitalization rates of the estimated NOI of the RPS Properties and the Ramco Properties, and (iii) the value of the RPS Contribution Assets. The net book value of the Ramco Contribution Assets that will be acquired by the Company in the Ramco Acquisition as of September 30, 1995 is approximately ($57,576,000) (exclusive of capitalized loan origination costs and prepaid transaction costs) as compared to (i) a pro forma net book value as of September 30, 1995 of approximately $38,030,000 in Units, (ii) the assumption by the Company of $184,015,000 of secured indebtedness, as of December 31, 1995, in the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned Ramco Properties), (iii) the assumption and repayment of $3,200,000 of unsecured indebtedness, (iv) $500,000 in base annual salary payments, (v) 120,000 share purchase options (at an exercise price of $16.00 per share), and (vi) approximately $66,502,000, as of December 31, 1995, in personal loan guarantee releases that will be received directly or indirectly by each of Joel, Dennis, Richard and Bruce Gershenson and Michael Ward, who are jointly and severally liable with respect thereto, in connection with the Ramco Acquisition.

     Upon consummation of the Ramco Acquisition, Joel Gershenson, Ramco's President, will become Chairman and a trustee of the Company and Dennis Gershenson, Ramco's Vice President-Finance, will become President and Chief Executive Officer and a trustee of the Company. Richard Gershenson, Bruce Gershenson and Michael Ward, currently members of Ramco's senior management, will also serve as executive officers of the Company. It is also anticipated that all of Ramco's 146 employees will become employees of the Company. The Ramco Principals will conduct all of their future shopping center activities through the Operating Partnership and will collectively directly or indirectly own (through their ownership of interests in the Operating Partnership which are exchangeable into shares of the Company) an approximately 18% interest (approximately 1,806,000 Units) in the equity of the Company, assuming the conversion of all outstanding loans made by the Ramco Group into Units and that certain leasing plans with respect to one of the Ramco Properties are fulfilled (which 18% interest has an approximate aggregate value of $28,900,000 based on an assumed value of $16.00 per Unit). Upon consummation of the Ramco Acquisition, the name of the Company will be changed to Ramco-Gershenson Properties Trust in order to capitalize on the reputation of Ramco in the shopping center industry, and the Company will move its headquarters to Southfield, Michigan. Shareholders should be aware that consummation of the Ramco Acquisition could be deemed to constitute a change of management control of the Company.

     The Company believes that the Ramco Acquisition will accomplish the Company's previously announced intention to become a self-administered, self-managed and fully-integrated real estate investment trust principally engaged in the business of owning, developing, acquiring and managing shopping center properties. Upon completion of the Ramco Acquisition, the Company will own interests in a portfolio of 28 Properties, 26 of which will be owned 100% by the Company and the remaining two of which will be owned 50% (through managing general partner interests) by the Company, with an aggregate of approximately 6,045,000 square feet of GLA, of which 1,408,000 square feet will be owned by certain Anchors and 4,637,000 square feet will be Company owned. Shareholders should keep in mind that the Ramco Acquisition involves certain risks. See
"-- Risk Factors" and "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Risk Factors." Furthermore, the Company's current executive officers (two of whom are Trustees) will receive certain benefits from the Ramco Acquisition which will not be generally available to Shareholders and which may result in conflicts of interest. See "-- Interests of Management in the Ramco Acquisition Proposal."

     Proposals Regarding Alternative Transactions. In December 1995, the Company received an unsolicited proposal from another public company (the "Proposed Acquiror") regarding a proposed business combination between the Company and the Proposed Acquiror. Consistent with the "Alternative Transaction" provisions of the Master Agreement and under the terms of a confidentiality agreement, the Company provided information regarding its operations and assets to the Proposed Acquiror and held discussions regarding the terms of a proposed business combination. In February, 1996, the Company received a written proposal from the Proposed Acquiror to acquire the Company in a merger transaction. As proposed, Shareholders would receive aggregate consideration of up to approximately $5.40 per Share based on market prices as of the time the proposal was made consisting of (x) approximately $4.70 per Share in stock of the Proposed Acquiror (subject to certain adjustments based on changes in the Proposed Acquiror's stock price prior to the mailing of the proxy statement/prospectus relating to the merger) and (y) up to $.70 per Share in cash (the "Cash Consideration"). Under the proposal, the Cash Consideration would be placed in escrow and would be available to pay certain contingent liabilities. Alternatively, the Proposed Acquiror indicated it would be willing to pay approximately $5.16 per Share (based on market prices as of the time the proposal was made) for the Company's Shares (subject to the same adjustments described above), without reserve for these contingent liabilities. Any merger transaction contemplated by the proposal was subject to (i) the receipt of satisfactory legal opinions from Battle Fowler LLP and Wolf, Block, Schorr and Solis-Cohen stating that since its inception the Company has been a REIT for federal income tax purposes, (ii) a favorable determination from the IRS that the Company is not precluded from making an election to be taxed as a REIT for the taxable year ended December 31, 1995, (iii) a $4,000,000 break-up fee, and
(iv) termination of the Master Agreement. The proposal also indicated that it was subject to approval by the Proposed Acquiror's board of directors and execution of a definitive merger agreement. The proposal also provided that it would immediately terminate if it was publicly disclosed.

     Later in February 1996, the Board of Trustees met to consider this proposed acquisition of the Company. After discussion, including the recommendation of the Special Acquisition Committee, the Board rejected this proposal because its conditions were unacceptable. In particular, the Special Acquisition Committee and the Board determined that, in their judgment, it would not be in the best interests of the Company's Shareholders to terminate the Master Agreement pursuant to which the Ramco Acquisition would be consummated in light of the uncertain time frame in which the Company believed it could obtain the required favorable determination from the IRS. Notwithstanding the fact that the Proposed Acquiror may in the future eliminate or modify the conditions in its proposal in a manner which is acceptable to the Company, there can be no assurance that (i) the Board will view any modified proposal as superior to the Ramco Acquisition,
(ii) even if any modified proposal is viewed as superior to the Ramco Acquisition, the Company will successfully enter into a definitive merger agreement with the Proposed Acquiror, and (iii) even if the Company enters into a merger agreement with the Proposed Acquiror, the contemplated merger with the Proposed Acquiror will ultimately close.

     Also, in February 1996, the Company received another unsolicited proposal from a public company to acquire the Company in a stock-for-stock merger transaction. This proposal, which was preliminary in nature, was subject to the completion of due diligence and the execution of definitive documentation. Consistent with the "Alternative Transaction" provisions set forth in the Master Agreement and under the terms of a confidentiality agreement, the Company provided information regarding its operations and assets to this potential acquiror. Following completion of some preliminary due diligence, this proposal was withdrawn. There can be no assurance that a future definitive proposal from this company will be forthcoming and, if made, there can be no assurance that
(x) the Board of Trustees will view such proposal as superior to the Ramco Acquisition, (y) even if such proposal is viewed as superior to the Ramco Acquisition, the Company will successfully enter into a merger agreement with the person making such proposal, or (z) even if the Company enters into a merger agreement with the person making such proposal, the proposed merger will ultimately be consummated. See "PROPOSAL 1 --THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition and --The Master Agreement --No Solicitation."

     Operations of the Company after the Ramco Acquisition. After the consummation of the Ramco Acquisition, the Company will conduct all of its business through the Operating Partnership. The Company will be the sole general partner of, and will have exclusive power to manage and conduct the business of, the Operating Partnership. The Operating Partnership will hold substantially all of the Company's interests in the Properties, either directly or indirectly through subsidiaries (including subsidiary property partnerships). The Operating Partnership will also own 100% of the non-voting common stock and 5% of the voting common stock of Ramco. Such stock ownership will enable the Company to receive in excess of 95% of the dividend and liquidating distributions of Ramco. The Company's property management operations will be conducted through Ramco to facilitate compliance with certain REIT requirements under the Internal Revenue Code of 1986, as amended (the "Code"). The Ramco Acquisition will be accounted for as a purchase for accounting and financial purposes. After the closing of the Ramco Acquisition, the income attributable to the ownership of the Ramco Stock will be accounted for as equity income.

     The following diagram depicts the beneficial ownership of the Company, the Operating Partnership, Ramco and the Spin-Off Company after the consummation of the Ramco Acquisition. See "PROPOSAL 1 -- THE RAMCO ACQUISITION
PROPOSAL -- Structure of the Ramco Acquisition."

                            STRUCTURE OF THE COMPANY
                   AFTER COMPLETION OF THE RAMCO ACQUISITION

                                STRUCTURE CHART

     Business Objectives and Strategy. The Company's business objectives and operating strategy following consummation of the Ramco Acquisition will be to increase cash available for distribution per share. The Company expects to achieve internal growth and to enhance the value of the Properties by increasing their rental income over time through (i) contractual rent increases, (ii) the leasing and releasing of available space at higher rental levels, and (iii) the selective renovation of the Properties. The Company expects to achieve external growth through the development and selective acquisition of shopping center properties and the expansion and redevelopment of existing Properties. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Future Operations -- Business Objectives and Strategy -- Development" for a description of certain development projects in which Ramco is currently engaged and which will be owned by the Company upon consummation of the Ramco Acquisition. The Company expects to initially fund its growth by utilizing a $50 million revolving line of credit. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Mortgage Debt -- The Credit Facility."

     Distributions. The Company currently pays a regular quarterly distribution of $.08 per Share ($.32 per Share after taking into account the Reverse Split) which, if annualized, would equal $.32 per Share ($1.28 per Share after taking into account the Reverse Split), or an annual distribution rate equal to 7.1% based on the closing price of $4.50 per Share ($18.00 per Share after taking into account the Reverse Split) of the Shares on the NYSE on March 15, 1996. The Company's current level of cash available for distribution reflects a decrease during 1994 and 1995 in the Company's aggregate investment in participating mortgage loans and a corresponding increase in lower-yielding short-term investments, as well as the continuing effect of certain underperforming loans on the performance of the Company's mortgage loan portfolio. The increase in lower-yielding short-term investments reflects the Company's plan of accumulating cash or cash equivalents that will be needed to fund the Ramco Acquisition. If the Ramco Acquisition is not consummated, such cash or cash equivalents could be invested in higher-yielding real estate assets, which, in turn, could improve the Company's prospects for producing cash available for distribution.

     Following consummation of the Ramco Acquisition, the Company currently intends to make quarterly distributions to its Shareholders. The Company currently anticipates that it will make a pro rata distribution with respect to the period from the closing of the Ramco Acquisition through June 30, 1996 based upon $.42 per Share for a full quarter, after taking into account the Reverse Split. On an annual basis, this would be $1.68 per Share, after taking into account the Reverse Split. The Company estimates that the distribution that will be made following the Ramco Acquisition will equal 85.9% of estimated cash available for distribution by the Company for the 12 months following completion of the Ramco Acquisition. Shareholders should note that this distribution rate does not take into account distributions, if any, that may be made by the Spin-Off Company.

     The Company established this initial distribution rate based upon an estimate of the cash available for distribution after the Ramco Acquisition under present conditions. See "PROPOSAL 1 -- THE RAMCO ACQUISITION
PROPOSAL -- Distribution Policy." Shareholders should keep in mind that the Board of Trustees has the absolute right to change the distribution amount in the future if deemed to be in the best interests of the Company and the Shareholders. Distributions by the Company will be determined by the Board of Trustees and will be dependent upon a number of factors. The Company believes that its estimate of cash available for distribution constitutes a reasonable basis for setting the initial distribution; however, no assurance can be given that the estimate will prove accurate, and actual distributions may, therefore, be significantly different from the expected distribution. In addition, in order to maintain its qualification as a REIT under the Code, the Company is required to distribute 95% of its taxable income currently. The Company does not intend to reduce the expected distribution if additional Units are issued to the Ramco Group following the fulfillment of certain leasing plans at Jackson Crossing. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- The Master
Agreement -- Lease Up Property."

     Reasons for the Ramco Acquisition. The primary reasons the Board of Trustees is recommending approval of the Ramco Acquisition Proposal are its belief that:

          - the Ramco Acquisition will permit the Company to complete its previously announced intention to become a self-administered, self-managed and fully integrated real estate investment trust principally engaged in the business of owning, managing, leasing, developing, redeveloping, and acquiring shopping center properties;

          - the Ramco Properties represent a large and attractive portfolio of high quality shopping center and retail properties that complement many of the Company's properties;

          - the Ramco Acquisition will permit the Company to have obtained the services of an experienced team of shopping center industry professionals, led by five senior executives who have an average of 25 years experience in the shopping center industry, and whose interests will be aligned with the Company's Shareholders through their substantial ownership interest in the Company;

          - the Ramco Acquisition will enhance the Company's access to equity capital by increasing its market capitalization and diversifying its portfolio of properties, and will improve the Company's opportunities for growth by expanding its development and acquisition capability; and

          - the Ramco Acquisition will enhance the Company's prospects for producing distributable cash flow which the Company anticipates will permit it to initially increase its annual distribution from $.32 per Share ($1.28 per Share after taking into account the Reverse Split) to a pro forma $.42 per Share ($1.68 per Share after taking into account the Reverse Split), without regard to the impact of distributions, if any, that may be paid by the Spin-Off Company.

     Shareholders should keep in mind that the pro forma distribution amount is based on the present intention of the Company and the Board of Trustees has the absolute right to change the distribution amount in the future if deemed to be in the best interests of the Company and the Shareholders. In addition, Shareholders should keep in mind that the actual results of operations of the Company and the amounts actually available for distribution will be affected by a number of factors beyond the control of the Company. Accordingly, there can be no assurance that anticipated distribution levels will be attained, or that any future distributions will be made by the Company.

     Ramco Properties. The Ramco Properties consist of two regional enclosed malls, eleven community centers, eight power centers, and one single tenant retail property. Regional enclosed malls are larger retail properties (containing 400,000 to more than 1,000,000 square feet of GLA) with two or more department stores as Anchors and a wide variety of stores along enclosed, climate-controlled malls connecting the Anchors. This layout is intended to maximize customer traffic for the mall stores. At many regional enclosed malls, freestanding stores are located along the perimeter of the parking area.

     Community shopping centers generally range in size up to 400,000 square feet of GLA and are located in developed retail and commercial areas in which other similar centers may be nearby. In addition, with respect to some of these centers, there may be one or more regional enclosed malls nearby. Community shopping centers generally fall into two types: traditional community centers and power centers. Traditional community centers typically are convenient to their trade areas and focus primarily on value-oriented and convenience goods and services. They are designed to service a neighborhood area, and are usually anchored by a supermarket, drugstore or discount retailer providing basic necessities, although certain community centers are free standing single-user buildings. Power centers are different from traditional community centers because they are designed to serve a larger trade area and they contain at least two Anchors which occupy a substantial portion of the GLA in the center. These Anchors are often national retailers which are leaders in their markets or "category killers," i.e., larger stores which offer a complete selection of a category of items (e.g., toys, office supplies, home improvement products, electronics, etc.) at low prices, and often in a warehouse format.

     The following table sets forth certain information regarding the Ramco Properties as of December 31, 1995:

                                                                                                  % OF
                           OWNERSHIP                                   TOTAL       COMPANY    COMPANY OWNED
 NAME OF CENTER/LOCATION   PERCENTAGE             ANCHORS               GLA       OWNED GLA    GLA LEASED
-------------------------  ----------    -------------------------   ---------    ---------   -------------
Clinton Valley Mall......     100%       Montgomery Ward               156,605     156,605         99.9%
Sterling Heights, MI
Clinton Valley Strip.....     100%       Service Merchandise(1)         94,360      44,360        100.0%
Sterling Heights, MI
Eastridge Commons........     100%       Target(1)                     271,415     169,506         98.0%
Flint, MI                                TJ Maxx
                                         F & M
                                         Handy Andy
Edgewood Towne Center....     100%       Sam's Wholesale Club(1)       295,029      85,757        100.0%
Lansing, MI                              Target(1)
Ferndale Plaza...........     100%       None                           30,916      30,916        100.0%
Ferndale, MI
Fraser Shopping Center...     100%       Oakridge Market                74,250      74,250        100.0%
Fraser, MI
Jackson Crossing.........     100%       Sears Roebuck(1)              618,978     364,735         67.9%
Jackson, MI                              Target(1)
Kentwood Towne
Center(2)................      50%       Target(1)                     268,284     166,375        100.0%
Kentwood, MI                             Builders Square
Lake Orion Plaza.........     100%       A & P (Farmer Jack)           129,452     129,452         97.2%
Lake Orion, MI                           Kmart
Naples Towne Center......     100%       Florida Food & Drug(1)        148,729      44,152        100.0%
Naples, FL                               Kmart(1)
New Towne Center.........     100%       Kmart                         163,404     163,404        100.0%
Canton, MI
OfficeMax Center.........     100%       OfficeMax                      22,930      22,930        100.0%
Toledo, OH
Oak Brook Square.........     100%       TJ Maxx                       140,282     140,282         94.0%
Flint, MI                                Kids'R'Us

                                                                                                  % OF
                           OWNERSHIP                                   TOTAL       COMPANY    COMPANY OWNED
 NAME OF CENTER/LOCATION   PERCENTAGE             ANCHORS               GLA       OWNED GLA    GLA LEASED
-------------------------  ----------    -------------------------   ---------    ---------   -------------
Roseville Plaza..........     100%       Marshalls                     265,877     265,877         94.0%
Roseville, MI                            A & P
                                         Service Merchandise
Southfield Plaza.........     100%       Burlington Coat Factory       165,445     165,445        100.0%
Southfield, MI                           Service Merchandise
                                         Marshalls
Southfield Plaza
Expansion(2).............      50%       None                           19,410      19,410        100.0%
Southfield, MI
Spring Meadows Place.....     100%       Target(1)                     466,773     191,401         98.0%
Springfield Township, OH                 Builders Square(1)
                                         Service Merchandise(1)
                                         Kroger(1)
                                         TJ Maxx
                                         Marshalls
Tel Twelve Mall..........     100%       Crowleys                      657,209     657,209         97.7%
Southfield, MI                           Kmart
                                         Media Play
                                         Office Depot
                                         Chrysler (Land Lease)
                                         Crowleys (Land Lease)
                                         Montgomery Ward
Troy Towne Center........     100%       Wal-Mart(1)                   226,234     135,313         94.4%
Troy, OH                                 Uhlman's
                                         Super Valu
West Allis Town
Centre...................     100%       Kmart                         329,407     329,407        100.0%
West Allis, WI                           Kohls
                                         Builders Square
West Oaks I..............     100%       Service Merchandise           227,863     227,863         99.3%
Novi, MI                                 Kmart (Land Lease)
                                         Circuit City
West Oaks II.............     100%       Toys R Us(1)                  341,041     120,944        100.0%
Novi, MI                                 Builders Square(1)
                                         Kohls(1)
                                         Kids R Us(1)
                                         Marshalls
                                                                      --------    --------         ----
         TOTAL...........                                            5,113,893    3,705,593        95.2%
                                                                      ========    ========         ====

---------------
(1) Anchor-owned store.

(2) 50% general partner interest.

     One of the Ramco Properties (the "Lease Up Property") has not yet completed its initial leasing plan. The Lease Up Property includes all the presently unleased space at Jackson Crossing (the "Jackson Crossing Property"). Pursuant to the leasing plans for the Lease Up Property, approximately 116,984 square feet of additional GLA of the Jackson Crossing Property may be leased through March 31, 1997 (inclusive of approximately 80,300 square feet of GLA leased to Kohl's Department Stores on July 3, 1995). To facilitate the inclusion of the Lease Up Property in the Company's portfolio, the Ramco Group will have the right to receive additional consideration, in the form of additional Units, based upon the increase in annualized net cash flow from the Lease Up Property. The Company anticipates that, in the event the leasing plans at the Jackson Crossing Property are fulfilled by the fiscal quarter ended March 31, 1997, a maximum of approximately 534,858 Units would be issued. As a result of such Unit issuances, the Company's aggregate interest in the Operating Partnership would be reduced from approximately 75% to approximately 71%.

     The issuance of additional Units based upon the performance of the Lease Up Property will be computed by independent public accountants selected by a majority of the Independent Trustees of the Company and will be reviewed and approved by the Independent Trustees.

     Replacement of Trustees; Management. Following the closing of the Ramco Acquisition, four of the nine current members of the Board of Trustees will resign and will be replaced by four individuals designated by Ramco. The Ramco designees will be Joel Gershenson, who will serve as Chairman of the Board, Dennis Gershenson, Mark K. Rosenfeld and one other individual to be designated (that is reasonably acceptable to the Company) who will both be independent of Ramco, the Company and their respective affiliates. Herbert Liechtung, Joel Pashcow, Stephen Blank and Arthur Goldberg will remain as Trustees of the Company. In addition, Robert A. Meister, who is independent of Ramco, the Company and their respective affiliates, has been designated by the Company and will become a member of the Board of Trustees prior to the closing of the Ramco Acquisition, and will serve in such capacity following such closing. The Board of Trustees will also appoint a non-voting Advisory Committee, consisting of Messrs. Michael A. Ward, Richard Gershenson and Bruce Gershenson, which will be available to consult with and advise the Board of Trustees.

     Upon consummation of the Ramco Acquisition, the day-to-day operations of the Company will be managed by the Ramco Principals and the other members of the Ramco management team. Each of the five Ramco Principals will become an executive officer of the Company. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Management of the Company Upon Consummation of the Ramco
Acquisition -- Executive Officers of the Company."

     Conditions to Consummation. Consummation of the Ramco Acquisition is conditioned upon, among other things, (i) approval of each of the Proposals by the Company's Shareholders, (ii) the ability of Ramco to obtain the requisite consents of certain members of the Ramco Group which, directly or indirectly, own interests in the Ramco Properties, (iii) the receipt of all required material consents of third parties, (iv) satisfaction of the conditions to consummation of each of the property contribution agreements relating to the Ramco Properties and the RPS Properties, and (v) indebtedness of certain of the Ramco Properties having been refinanced in accordance with certain terms described herein under "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- The Master Agreement -- Conditions to Consummation of the Contemplated Transactions."

     Appraisal Rights. In accordance with Massachusetts law, Shareholders will not be entitled to rights of appraisal in connection with the Ramco Acquisition. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Limitations on Appraisal Rights."

     Tax Consequences of the Ramco Acquisition. The receipt by the Company of interests in the Operating Partnership in connection with the Ramco Acquisition is not expected to be a taxable transaction to the Company or its Shareholders; however, those Shareholders whose fractional Shares are redeemed for cash in connection with the Reverse Split will have a taxable transaction to the extent of the cash received by such Shareholders. In connection with the Spin-Off Transaction, it is anticipated that (i) the Company will recognize no gain or loss and (ii) Shareholders will recognize dividend income to the extent of the Company's current earnings and profits (the Company has no accumulated earnings and profits). In addition, the adjusted basis of the Shares to a recipient Shareholder will be reduced by the excess of the fair market value of the Shares received over the Company's current earnings and profits and the amount of such distributions in excess of such basis is taxable as capital gain. See "FEDERAL INCOME TAX CONSEQUENCES."

     A vote "FOR" Proposal 1 will constitute a vote in favor of all aspects of the Ramco Acquisition Proposal described herein, including, without limitation, the issuance of Units to the Ramco Group.

PROPOSAL 2 -- DECLARATION OF TRUST AMENDMENT PROPOSAL

     At the Special Meeting, Shareholders will also be asked to approve an amendment to the Company's Declaration of Trust, the form of which amendment is annexed as Exhibit A hereto (the "Acquisition Amendment"), which will, among other things, (i) increase certain quorum percentage requirements in connection with meetings of the Board of Trustees, (ii) establish a Nominating Committee and Advisory

Committee of the Board of Trustees, (iii) change the Company's name to Ramco-Gershenson Properties Trust, and (iv) authorize the Board of Trustees, on a one-time basis to effect the Reverse Split in connection with the Ramco Acquisition, to combine outstanding Shares by way of 1 for 4 reverse split, provide for the payment of cash in lieu of any fractional interest in a combined Share and establish mechanics to implement any such combination. The Declaration of Trust Amendment Proposal is being proposed because the Board of Trustees has determined that it is necessary or desirable to effect such amendments in connection with the Ramco Acquisition. The amendments contemplated by the Declaration of Trust Amendment Proposal are described more specifically herein under "PROPOSAL 2 -- THE DECLARATION OF TRUST AMENDMENT PROPOSAL -- Description of the Acquisition Amendment."

     A vote "FOR" Proposal 2 will constitute a vote in favor of the adoption of the Acquisition Amendment, as well as any other actions deemed by the Company to be necessary or desirable to effectuate such action.

PROPOSAL 3 -- NEW PLAN PROPOSAL

     At the Special Meeting, the Shareholders will be asked to ratify and approve the adoption of the New Plan, a copy of which is annexed hereto as Exhibit B.

     The New Plan will provide for the granting, from time to time, to employees of the Company (including the Operating Partnership, Ramco and their respective subsidiaries), of options to purchase up to an aggregate number of shares equal to the difference between (i) 9 percent of the total number of issued and outstanding shares (on a fully diluted basis assuming the exchange of all the Ramco Group's Units for shares) and (ii) the number of shares subject to options under the Company's 1989 Employees' Stock Option Plan (the "Employee Plan") and the Company's 1989 Trustees' Stock Option Plan (the "Trustee Plan") as of the closing of the Ramco Acquisition. Based on the number of outstanding Shares as of March 15, 1996, options to purchase approximately 855,000 shares will be available for grant under the New Plan (after taking into account the Reverse Split and assuming all the options issued under the Trustee and Employee Plans will be surrendered as of the closing of the Ramco Acquisition). See "PROPOSAL
3 -- THE NEW PLAN PROPOSAL."

     In connection with the consummation of the Ramco Acquisition, the Ramco Principals will be granted options to purchase an aggregate of 120,000 shares under the New Plan, in each case, at an exercise price of $16.00 per share. The balance of the options will be available for grant to management and key employees of the Company at an exercise price equal to no less than the fair market value of the shares of the Company on the date of grant.

     Under the New Plan, the Independent Trustee members of the Compensation Committee of the Company will be authorized to determine future option grants and to interpret the provisions and supervise the administration of the New Plan. The Compensation Committee may, within the limits of the New Plan, also determine the terms and provisions of the option agreements between the Company and the optionees. Members of the Compensation Committee will not be eligible to participate in the New Plan and will not receive compensation for administering the New Plan.

     Reasons for Adoption of New Plan. The primary reasons that the Board of Trustees is recommending approval of the New Plan Proposal are:

          - to provide executive officers and employees of the Company with an incentive to provide services to the Company over a long period of time and to enhance the level of performance of the Company; and

          - to promote a closer identification of interests between the Company's executive officers and employees and the Company and its Shareholders.

     Shareholders should be aware that the exercise of options granted under the New Plan could have the effect of immediately diluting the earnings, net tangible book value, Funds from Operations and cash available for distribution per share of the Company.

     For a more detailed description of the terms of the New Plan and discussion of certain federal income tax considerations in connection with the adoption of the New Plan, see "PROPOSAL 3 -- THE NEW PLAN PROPOSAL -- The New Plan."

     A vote "FOR" Proposal 3 will constitute a vote in favor of the adoption of the New Plan, as well as any other actions deemed by the Company to be necessary or desirable to effectuate such actions.

SPIN-OFF TRANSACTION

     Simultaneously with the consummation of the Ramco Acquisition, the Company will transfer the remaining loans in its mortgage loan portfolio and its interest in two real properties as well as certain other assets, which are anticipated to be a 20% limited partnership interest in a limited partnership that owns an 18-story building with approximately 138,000 square feet of leasable space located in Chicago, Illinois, furniture, fixtures and equipment and cash (the "Spin-Off Company Assets") (which collectively have a net book value as of September 30, 1995 of approximately $46,118,000), to a newly-formed Maryland real estate investment trust (the "Spin-Off Company"). Thereafter, the Company will make a distribution to its Shareholders (the "Spin-Off Transaction") of one share of beneficial interest in the Spin-Off Company (collectively, the "Spin-Off Company Shares") for every two shares held by each such Shareholder (after giving effect to the Reverse Split). As a result of the Ramco Acquisition and the Spin-Off Transaction, the Company's Shareholders will own shares in two separate companies, the Company, an equity shopping center REIT, and the Spin-Off Company, a finite life REIT. The Spin-Off Company's objectives will be to reduce to cash or cash equivalents the Spin-Off Company Assets as soon as practicable after the closing of the Ramco Acquisition (but not later than 18 months after the closing of the Ramco Acquisition, unless on or before such date the holders of at least two-thirds in interest of its shareholders approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to the Company that has been assumed by the Spin-Off Company has not been actually resolved) and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, within such 18-month period. There can be no assurance, however, that the Spin-Off Company will be able to achieve these objectives. It is the intention of the Spin-Off Company to seek shareholder approval of the extension of its 18-month term only in the event the Spin-Off Company is unable to achieve its objectives within such period. Because, in connection with the Spin-Off Transaction, the Spin-Off Company will assume certain potential tax liabilities involving the Company, the Spin-Off Company will not liquidate or merge or combine operations with another real estate entity until such claims, if any, are actually resolved. Any extension of the Spin-Off Company's 18-month term will not require the vote of its shareholders. See "THE SPIN-OFF TRANSACTION" and "FEDERAL INCOME TAX
CONSEQUENCES -- Background." Additional information with respect to the Spin-Off Company, including its audited financial statements, is set forth in the Information Statement attached hereto as Appendix A.

     In connection with the Spin-Off Transaction and pursuant to the Master Agreement, the Spin-Off Company will assume all potential tax liability arising out of the RPS Tax Issues (as defined in "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition"). Notwithstanding the assumption of the potential tax liability by the Spin-Off Company, a special committee of the Board, that will consist of the Continuing Trustees, except for Robert A. Meister (as defined in "PROPOSAL 1 -- THE RAMCO ACQUISITION
PROPOSAL -- Operating Partnership Agreement -- Liquidation"), will control the settlement and/or disposition of the RPS Tax Issues. It is possible that in connection with the resolution of the RPS Tax Issues, the IRS could disallow certain deductions previously taken by the Company which, in turn, would result in a corresponding increase in the Company's taxable income for the tax years in respect of which such deductions were previously claimed. Because a REIT is required to distribute at least 95% of its REIT taxable income in each year, the Company, in order to preserve its status as a REIT, would in such event declare and pay to its Shareholders at that time a so called "deficiency dividend." (A deficiency dividend is a special dividend permitted by the Code that relates back to the year that a deficiency was determined in order to satisfy the requirement that a REIT distribute at least 95% of taxable income.) Any funds needed to pay the deficiency dividend would be provided by the Spin-Off Company. Accordingly, Shareholders should note that in the event a deficiency dividend is paid under the circumstances described above, this would result in an indirect payment of cash from the Spin-Off Company to the Shareholders of the Company at the time the dividend payment is made.

INTERESTS OF MANAGEMENT IN THE RAMCO ACQUISITION PROPOSAL

     In considering the recommendation of the Board of Trustees to approve the Ramco Acquisition Proposal, Shareholders should be aware that certain members of management have substantial interests in and will receive certain benefits from the Ramco Acquisition that will not be available to Shareholders generally, including the following: (i) pursuant to an Amended and Restated Termination Agreement (the "Liechtung Termination Agreement"), effective as of February 29, 1996, between the Company and Herbert Liechtung, the former President and a Trustee of the Company, Mr. Liechtung received a lump sum severance payment of $1,478,402, and will receive an origination bonus of $159,800 if the Ramco Acquisition is consummated on or before June 10, 1996, in consideration of the termination of his employment agreement with the Company that ran through December 31, 1998 and provided for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan), (ii) pursuant to a Termination Agreement (the "Pashcow Termination Agreement") that will become effective simultaneously with the closing of the Ramco Acquisition, between the Company and Joel M. Pashcow, the Chairman, President and a Trustee of the Company, Mr. Pashcow will receive two severance payments totaling an aggregate of $1,910,416 (exclusive of interest at a rate of 7.75% on $1,600,000 of which will be deferred and paid on January 15, 1997) and will receive an origination bonus of $79,900 pursuant to his existing employment agreement, in consideration of the termination of his employment agreement with the Company that runs through December 31, 1998 and provides for a current base salary of $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan), (iii) Messrs. Liechtung and Pashcow will continue as members of the Board of Trustees of the Company upon consummation of the Ramco Acquisition pursuant to which they will receive compensation to be paid to all non-management Trustees of $20,000 per annum, (iv) the non-continuing employees of the Company, other than Messrs. Liechtung and Pashcow, have or will receive severance and stay bonus payments aggregating approximately $829,000, assuming the Ramco Acquisition is consummated on April 30, 1996, including payments of $272,000, $119,000 and $135,000 to Edwin R. Frankel, Stanley Rappoport, and John J. Johnston, Jr., respectively, each of whom is an executive officer of the Company, (v) based on an offer to be made by the Company, certain non-continuing employees of the Company (other than Mr. Pashcow) who hold fully vested options to acquire an aggregate of 125,000 Shares at an exercise price of $5.75 per Share will receive an aggregate of $62,500 in consideration of the surrender of such options, including Messrs. Frankel and Johnston, Steven Liechtung, Vice President of the Company, and Nancy M. Comerford, Director of Operations of the Company, who will receive $25,000, $25,000, $10,000, and $2,500, respectively, and (vi) Mr.
Frankel, Senior Vice President and Treasurer of the Company, will become an executive officer of the Spin-Off Company and receive compensation of $60,000 per annum. The fact that these individuals will receive the benefits described above may result in conflicts of interest with respect to their obligations to the Company in determining whether the Company should consummate the Ramco Acquisition. In light of these potential conflicts of interest, the Company established a special acquisition committee (the "Special Acquisition Committee"), consisting of three Independent Trustees, to negotiate (together with management) the Ramco Acquisition and the termination arrangements with Messrs. Liechtung and Pashcow. Messrs. Blank and Goldberg, in their capacities as members of the Special Acquisition Committee, have each received $275,000, which payments will be retained regardless of whether the Ramco Acquisition is consummated. Messrs. Goldberg, Glickman and Blumenfeld, in their capacities as members of the Spin-Off Committee, have each received $25,000, which amounts will be retained regardless of whether the Spin-Off Transaction is consummated. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Termination of Existing Employment Contracts; Termination Agreements" and "INTEREST OF CERTAIN PERSONS."

BENEFITS OF THE RAMCO ACQUISITION TO RAMCO PRINCIPALS

     The Ramco Principals will realize certain benefits as a result of the consummation of the Ramco Acquisition, including the following: (i) the Ramco Principals will transfer their direct and indirect interests in the Ramco Contribution Assets to the Operating Partnership in exchange for an approximately 18% limited partnership interest (approximately 1,806,000 Units) in the Operating Partnership, assuming the conversion of all outstanding loans made by the Ramco Principals to the Ramco Group into Units and that certain leasing plans with respect to the Lease Up Property are fulfilled (which 18% interest has an approximate aggregate value of $28,900,000, based on an assumed value of $16.00 per Unit); (ii) the Company will assume approximately $184,015,000 of secured indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned Ramco Properties); (iii) each of the Ramco Principals will enter into three-year employment agreements with the Company providing for annual base salaries of $100,000; (iv) the Company will grant to each of the Ramco Principals options to purchase 24,000 shares at an exercise price of $16.00 per share under the New Plan; (v) the structure of the Ramco Acquisition will provide the Ramco Principals the opportunity for deferral of tax consequences of the contribution of their interests in the Ramco Properties to the Operating Partnership; (vi) each of Joel, Dennis, Richard and Bruce Gershenson and Michael Ward will be released from personal guarantees aggregating approximately $66,502,000, as of December 31, 1995, with respect to indebtedness, for which they are jointly and severally liable, to be repaid in the Ramco Acquisition; (vii) Joel Gershenson and Dennis Gershenson will be nominated to the Company's Board of Trustees; and
(viii) the Company will assume and repay $3,200,000 of certain unsecured debt associated with the Ramco Properties that is payable to affiliates of Ramco.

MEETING DATE AND RECORD DATE

     The Special Meeting will be held at 10:00 a.m., New York City time, on April 29, 1996 at Deloitte & Touche LLP, 2 World Financial Center, 3rd Floor, New York, New York. The close of business on March 21, 1996 has been fixed by the Board of Trustees as the record date for determining Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). As of March 15, 1996, the Company has a total of 28,492,421 Shares outstanding, all of which are entitled to be voted on the Proposals. Only holders of Shares as of the Record Date are entitled to vote at the Special Meeting and any adjournment thereof.

VOTES REQUIRED

     Approval of Proposals 1 and 3, and of any other matters, if any, which come before the Special Meeting, will require the affirmative vote of a majority of the Shares voted, in person or by proxy, at the Special Meeting, and approval of Proposal 2 will require the affirmative vote of holders of a majority of the issued and outstanding Shares. None of the Proposals will be implemented unless each of them is approved. The presence, in person or by proxy, of Shareholders holding a majority of the Shares entitled to vote shall constitute a quorum for the Special Meeting. See "CERTAIN VOTING PROCEDURES; OTHER BUSINESS AND EXPENSE OF SOLICITATION."

REVERSE SPLIT

     As a condition to the consummation of the Ramco Acquisition, the Company will combine its Shares by way of a 1 for 4 reverse stock split (the "Reverse Split"). The purpose of the Reverse Split is to increase the liquidity and marketability of the Shares by increasing the trading prices per Share and attracting investors and analysts who would otherwise be reluctant to deal in a lower-priced stock. Fractional shares resulting from the Reverse Split will be redeemed for cash. Following the Reverse Split, a letter of transmittal will be mailed to Shareholders containing instructions relating to the surrender of outstanding certificates representing Shares in exchange for certificates representing post Reverse Split shares. Share certificates should not be surrendered until the letter of transmittal is received.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Trustees unanimously recommend a vote FOR approval of each of the Proposals. The Board of Trustees believes that the terms of the Ramco Acquisition are fair to and in the best interests of the Company and the Shareholders. For a discussion of the factors considered by the Board of Trustees in reaching its decision to recommend approval of the Ramco Acquisition, see "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition and -- Reasons for the Ramco Acquisition; Recommendation of the Board of Trustees."

SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

     The following tables set forth certain selected historical and pro forma financial information for the Company. The financial information should be read in conjunction with the financial statements and notes thereto incorporated by reference and included herein. The pro forma operating data are presented as if the Ramco Acquisition occurred on January 1, 1994 or as of September 30, 1995 for the balance sheet data. The data reflects certain assumptions that are described in the notes to the pro forma financial statements included herein; the assumptions are based upon information contained herein, in the Company's previously filed public documents and in financial information provided by Ramco. The pro forma financial information is not necessarily indicative of the results that would have been reported if the Ramco Acquisition was actually consummated on January 1, 1994, or as of September 30, 1995, nor is it indicative of the Company's future results.

     The unaudited pro forma operating data are presented as if the Ramco Acquisition had been consummated as of January 1, 1994 and as if the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the periods from January 1, 1994 to September 30, 1994, January 1, 1994 to December 31, 1994 and January 1, 1995 to September 30, 1995. The Ramco Acquisition has been accounted for under the purchase method of accounting.

THE COMPANY'S HISTORICAL DATA

                                            AS OF
                                         AND FOR THE
                                      NINE MONTHS ENDED
                                                                       AS OF AND FOR THE YEAR ENDED
                                        SEPTEMBER 30                           DECEMBER 31,
                                     -------------------   ----------------------------------------------------
                                       1995       1994       1994       1993       1992       1991       1990
                                     --------   --------   --------   --------   --------   --------   --------
                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
  Revenues.........................  $ 12,579   $ 22,856   $ 26,406   $ 26,969   $ 29,857   $ 27,937   $ 36,985
  Net Income.......................     3,528     16,938     15,642      3,051      8,839     12,758     23,756
  Income per Share.................       .12        .59        .55        .11        .31        .45        .82
  Distributions per Share..........       .24        .24        .32        .32        .60        .70        .82
BALANCE SHEET DATA:
  Cash and Short-Term
    Investments....................    72,109         --     74,584     38,800     43,000     56,635     42,886
  Mortgage Loan Receivable.........    36,218         --     41,892    100,692    130,595    151,470    178,970
  Total Assets.....................   183,073         --    186,171    186,420    215,558    241,630    235,565
  Mortgages and Notes Payable......         0         --          0      5,027     20,714     36,450     24,250
  Shareholders' Equity.............   179,290         --    182,599    176,313    182,559    191,171    197,802

THE COMPANY'S PRO FORMA DATA

                                                            NINE MONTHS ENDED
                                                              SEPTEMBER 30,
                                                       ----------------------------      YEAR ENDED
                                                              1995           1994     DECEMBER 31, 1994
                                                       ------------------   -------   -----------------
                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
  Total revenues.....................................       $ 35,621        $35,196        $46,863
  Depreciation and amortization......................          4,390          4,403          5,828
  Operating income before interest...................         16,682         15,794         21,311
  Interest expense...................................          6,805          6,790          9,064
  Income (loss) from unconsolidated entities:
     Partnerships....................................             14           (103)           (14)
     Ramco...........................................           (448)          (375)          (524)
  Income before minority interest in Operating
     Partnership.....................................          9,444          8,527         11,709
  Net income.........................................          7,081          6,393          8,779
  Net income per share...............................       $    .99        $   .90        $  1.23
                                                       ==============       =======   =============

                                                             AS OF
                                                       SEPTEMBER 30, 1995
                                                       ------------------
BALANCE SHEET DATA:
  Investment in real estate, net.....................       $268,437
  Total assets.......................................        280,034
  Total debt.........................................        117,670
  Shareholders' equity...............................        121,741

RAMCO PROPERTIES HISTORICAL DATA

                                               NINE MONTHS
                                                  ENDED             AS OF AND FOR THE YEAR ENDED
                                              SEPTEMBER 30,                 DECEMBER 31,
                                           -------------------     -------------------------------
                                            1995        1994        1994        1993        1992
                                           -------     -------     -------     -------     -------
                                           (IN THOUSANDS)
OPERATING DATA:
  Total revenues.........................  $29,540     $29,212     $39,162     $37,726     $34,455
  Certain expenses.......................   12,563      12,509      16,717      16,535      15,277
                                           -------     -------     -------     -------     -------
  Revenues in excess of certain
     expenses............................  $16,977     $16,703     $22,445     $21,191     $19,178
                                           =======     =======     =======     =======     =======

RAMCO HISTORICAL DATA

                                                   AS OF AND
                                                    FOR THE              AS OF AND FOR YEAR ENDED
                                                  NINE MONTHS                  DECEMBER 31,
                                                     ENDED            -------------------------------
                                               SEPTEMBER 30, 1995      1994        1993        1992
                                               ------------------     -------     -------     -------
                                               (IN THOUSANDS)
OPERATING DATA:
  Total revenues.............................       $  4,312          $ 5,215     $ 4,409     $ 4,557
  Depreciation and amortization..............             35               50          71         119
  Income taxes...............................            334              359         178         199
  Net income.................................            651              695         401         386
BALANCE SHEET DATA:
  Total assets...............................       $  2,993          $ 2,723     $ 2,265          --
  Total debt.................................          1,360            1,741       1,979          --
  Shareholders' equity.......................          1,633              982         286          --

                  PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL

PARTIES TO THE RAMCO ACQUISITION

     The Company. The Company is a REIT formed in 1988. The Company is primarily engaged in the business of owning and managing a participating mortgage loan portfolio which presently consists of eight commercial mortgage loans and, through its wholly-owned subsidiaries, owning and operating eight properties. The Company's principal executive offices are located at 747 Third Avenue, New York, New York 10017, and its telephone number at such location is
(212) 355-1255.

     Ramco. Ramco, which is controlled by the Ramco Principals, is a fully integrated private real estate company that owns, manages, leases, develops and acquires shopping center properties. Ramco has more than 40 years experience as a shopping center developer and operator, and has developed over 70 shopping center properties throughout its history. The Ramco Principals have an average of more than 25 years experience in the shopping center business. Ramco currently owns or controls through its affiliates 29 shopping center and retail properties and manages an additional 18 shopping center properties. The Ramco Properties contain approximately 5,114,000 square feet of total GLA, of which 1,408,000 square feet will be owned by certain Anchors and 3,706,000 square feet will be Company owned. As of December 31, 1995, such properties had an average occupancy rate of approximately 95.2%. Ramco's principal executive offices are located at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 and its telephone number at such location is (810) 350-9900.

RISK FACTORS

     Shareholders should carefully consider the following information in conjunction with the other information contained in this Proxy Statement.

     Conflicts of Interest of Management. Certain members of management have substantial interests in, and will receive certain benefits from, the Ramco Acquisition that will not be available to Shareholders generally. As a result of the Ramco Acquisition, (i) pursuant to the Liechtung Termination Agreement, Herbert Liechtung, the former President and a Trustee of the Company, received a lump sum severance payment of $1,478,402, and will receive an origination bonus of $159,800 if the Ramco Acquisition is consummated on or before June 10, 1996, in consideration of the termination of Mr. Liechtung's employment agreement with the Company that ran through December 31, 1998 and provided for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan), (ii) pursuant to the Pashcow Termination Agreement, Joel M. Pashcow, the Chairman, President, and a Trustee of the Company, will receive two severance payments totaling an aggregate of $1,910,416 (exclusive of interest at a rate of approximately 7.75% on $1,600,000 of which will be deferred and paid on January 15, 1997), and will receive an origination bonus of $79,900 pursuant to his existing employment agreement, in respect of the termination of Mr. Pashcow's employment agreement with the Company that runs through December 31, 1998 and provides for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan), (iii) Messrs. Liechtung and Pashcow will continue as members of the Board of Trustees and will receive compensation to be paid to all non-management Trustees of $20,000 per annum,
(iv) the non-continuing employees of the Company, other than Messrs. Liechtung and Pashcow, have or will receive severance and stay bonus payments aggregating approximately $829,000, assuming the Ramco Acquisition is consummated on April 30, 1996, including payments of $272,000, $119,000 and $135,000 to Edwin R.
Frankel, Stanley Rappoport, and John J. Johnston, Jr., respectively, each of whom is an executive officer of the Company, (v) based on an offer to be made by the Company, certain non-continuing employees of the Company (other than Mr. Pashcow) who hold fully vested options to acquire an aggregate of 125,000 Shares at an exercise price of $5.75 per Share will receive an aggregate of $62,500 in consideration of the surrender of such options, including Messrs. Frankel and Johnston, Steven Liechtung, Vice President of the Company, and Nancy M. Comerford, Director of Operations of the Company, who will receive $25,000, $25,000, $10,000, and $2,500, respectively, and (vi) Mr. Frankel, Senior Vice President and Treasurer of the Company, will become an executive officer of the Spin-Off Company and receive compensation of $60,000 per annum. The fact that these individuals will receive the benefits described above may result in conflicts of interest with respect to their obligations to the Company in determining whether the Company should consummate the Ramco Acquisition. See " -- Interests of Management in the Ramco Acquisition Proposal," "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Termination of Existing Employment Contracts; Termination Agreements," and "INTEREST OF CERTAIN PERSONS."

     Benefits of the Ramco Acquisition to Ramco Principals. The Ramco Principals will realize certain benefits as a result of the consummation of the Ramco Acquisition, including the following: (i) the Ramco Principals will transfer their direct and indirect interests in the Ramco Contribution Assets to the Operating Partnership in exchange for an approximately 18% interest (approximately 1,806,000 Units) in the Operating Partnership, assuming the conversion of all outstanding loans made by the Ramco Principals to the Ramco Group into Units and that certain leasing plans with respect to the Lease Up Property are fulfilled (which 18% interest has an approximate aggregate value of $28,900,000, based on an assumed value of $16.00 per Unit); (ii) the Company will assume approximately $184,015,000 of secured indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned Ramco Properties); (iii) each of the Ramco Principals will enter into three-year employment agreements with the Company providing for annual base salaries of $100,000; (iv) the Company will grant to each of the Ramco Principals options to purchase 24,000 shares at an exercise price of $16.00 per share under the New Plan; (v) the structure of the Ramco Acquisition will provide the Ramco Principals the opportunity for deferral of tax consequences of the contribution of their interests in the Ramco Properties to the Operating Partnership; (vi) each of Joel, Dennis, Richard and Bruce Gershenson and Michael Ward will be released from personal guarantees aggregating approximately $66,502,000, as of December 31, 1995, with respect to indebtedness, for which they are jointly and severally liable, to be repaid in the Ramco Acquisition; (vii) Joel Gershenson and Dennis Gershenson will be nominated to the Company's Board of Trustees; and (viii) the Company will assume and repay $3,200,000 of certain unsecured debt associated with the Ramco Properties that is payable to affiliates of Ramco.

     Inability of Financial Advisor to Render a Fairness Opinion. In connection with the Ramco Acquisition, the Board requested that the Company's financial advisor, Dean Witter, render a fairness opinion to the Board to the effect that the allocation of the interests in the Operating Partnership between the Company and the Ramco Group in the Ramco Acquisition is fair to the Company's Shareholders from a financial point of view. In October 1995, Dean Witter concluded that until the Asset Issue (as defined and described under "PROPOSAL
1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition") was favorably resolved and the IRS examination of the Company's tax returns was completed, it could not render a fairness opinion. Because the Asset Issue and the IRS examination have not been concluded, Dean Witter has not continued its efforts to determine the fairness of the transaction. As such, Shareholders should note that Dean Witter has never rendered a fairness opinion in connection with the Ramco Acquisition and Dean Witter's advice as described herein does not constitute a fairness opinion. As more fully described under "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition," on the recommendation of the Special Acquisition Committee and after deliberation of the alternatives available to the Company, the Board of Trustees approved the Ramco Acquisition on its current terms, without obtaining the written opinion of an independent third party to the effect that the allocation of the interests in the Operating Partnership between the Company and the Ramco Group in the Ramco Acquisition is fair to the Company's Shareholders from a financial point of view. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition and -- Reasons for the Ramco Acquisition; Recommendation of the Board of Trustees."

     Conflicts of Interest in the Business of the Company.

        Tax Consequences Upon Sale or Refinancing of Properties. Certain holders of Units may suffer different and more adverse tax consequences than the Company upon the sale or refinancing of any of the Properties and, therefore, such holders, including the Ramco Principals, may have different objectives regarding the appropriate pricing and timing of any sale or refinancing of such Properties. While the Company, as the sole general partner of the Operating Partnership, has the exclusive authority as to whether and on what terms to sell or refinance an individual Property, those members of the Company's management and Board of Trustees of the Company who hold Units may influence the Company not to sell or refinance the Properties even though such sale might otherwise be financially advantageous to the Company, or may influence the Company to refinance Properties with a high level of debt.

        Resale of Electricity; Other Contractual Rights. The Ramco Principals may have different objectives than the Company regarding any sale of the Michigan Properties because, in the event the buyer of any such Property is unable to receive the necessary consent to resell electricity to the tenants at such Property in the same manner as the Ramco Group currently resells electricity to such tenants, the Ramco Principals will be required to make certain cash payments to the Operating Partnership. See "-- The Master Agreement -- Electricity Income Reimbursement." While the Company, as the sole general partner of the Operating Partnership, has the exclusive authority as to whether to sell an individual Property, the Ramco Principals may influence the Company not to resell the Michigan Properties even though such sale may otherwise be financially advantageous to the Company.

     In addition, the Company may be entitled to enforce certain rights against the Ramco Group as a result of contractual breaches which are discovered or occur after the closing of the Ramco Acquisition. The Company may be less inclined to assert these rights than it otherwise would be because of the Ramco Group's equity interests in, and management control over, the Company.

     Price May Not Reflect Value of Ramco Contribution Assets. No independent valuations or appraisals were obtained with respect to the Ramco Properties or the other Ramco Contribution Assets in connection with the Ramco Acquisition. Accordingly, there can be no assurance that the fair market value of the Ramco Properties and the other Ramco Contribution Assets acquired by the Company will equal or exceed the price that the Company will pay for such assets.

     The valuation of Ramco was derived, in part, based on the revenue derived from Ramco's contracts with third parties for management and leasing services. Ramco provides management and leasing services for 25 shopping center properties (including one office building) that will not be acquired by the Company. These contracts are generally terminable upon 30 days' notice by either party or upon sale of the property. In valuing Ramco and its third-party management business, the Company assumed that its third-party contracts would remain in effect. In the event any of these contracts are terminated, the Company's revenue from Ramco would be adversely affected. Accordingly, if all or a substantial portion of these contracts were to be terminated, the initial value assigned to Ramco by the Company would not be indicative of its true fair market value.

     Real Estate Investment Risks.

        General Risks. Real property investments are subject to varying degrees of risk. The yields available from equity investments in real estate depend in large part on the amount of revenues generated and expenses incurred. If the Properties do not generate revenues sufficient to meet operating expenses, including debt service, tenant improvements, leasing commissions and other capital expenditures, the Company may have to borrow additional amounts to cover fixed costs and the Company's cash flow and ability to make distributions to its Shareholders will be adversely affected.

        The Company's revenues and the value of its Properties may be adversely affected by a number of factors, including the national economic climate, the local economic climate, local real estate conditions, the perceptions of prospective tenants of the attractiveness of the property, the ability of the Company to provide adequate management, maintenance and insurance, and increased operating costs (including real estate taxes and utilities). In addition, real estate values and income from properties are also affected by such factors as applicable laws, including tax laws, interest rate levels, and the availability of financing.

        Bankruptcy and Financial Condition of Tenants. At any time, a tenant of the Properties may seek the protection of the bankruptcy laws, which could result in the rejection and termination of such tenant's lease and thereby cause a reduction in the cash flow available for distribution by the Company. As of December 31, 1995, tenants under 13 Ramco Property leases, occupying an aggregate of approximately

182,500 square feet of GLA, have filed for bankruptcy and have not yet affirmed or rejected their leases. No assurance can be given that such leases will be affirmed, and will not be rejected. In addition, Shareholders are advised that, because of reports in the financial press regarding potential liquidity problems involving Kmart Corporation ("Kmart"), the Board of Trustees has in the past discussed the possible impact of a future bankruptcy filing by Kmart (which, as of December 31, 1995, occupied approximately 12.8% (exclusive of its Builder's Square unit) of Company owned GLA) on the Ramco Properties. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition Proposal." No assurance can be given that any other tenants at the Ramco Properties, such as Kmart, will not file for bankruptcy protection in the future or, if any tenants file for such protection, that they will affirm their leases and continue to make rental payments in a timely manner. In addition, a tenant from time to time may experience a downturn in its business which may weaken its financial condition and result in the failure to make rental payments when due. For example, Kmart has publicly disclosed its intention to close up to 60 stores in 1996, although the Company has no reason to believe that any of such stores occupies space at a Ramco Property. If tenant leases are not affirmed following bankruptcy or if a tenant's financial condition weakens, the Company's income and cash flow may be adversely affected. See "-- The Ramco Properties."

        Competition. Numerous shopping center properties compete with the Properties in attracting tenants to lease space. Some of these competing properties are newer, better located, better capitalized or better tenanted than some of the Properties. Furthermore, the Company believes that it is likely that major national or regional commercial property developers will continue to seek development opportunities in the Michigan and Ohio markets. These developers may have greater financial resources than the Company. The number of competitive commercial properties in a particular area could have a material effect on the Company's ability to lease space in the Properties or at newly developed or acquired properties and on the rents charged. In addition, the Company may face competition from alternate forms of retailing, including home shopping networks, mail order catalogues and on-line based shopping services which may limit the number of retail tenants that desire to seek space in shopping center properties generally, all of which may affect the Company's ability to make expected distributions.

        Inability to Renew Leases and Relet of Space. The Company will be subject to the risks that upon expiration of leases for space located in the Ramco Properties, the leases may not be renewed, the space may not be relet or the terms of renewal or reletting (including the cost of required renovations) may be less favorable than current lease terms. Leases on a total of approximately 4.6% and 10.4% of the Company owned GLA in the Ramco Properties will expire in 1996 and 1997, respectively. The Company has estimated the renovation and reletting expenses associated with these expirations, but no assurance can be given that the Company has accurately estimated such expenses. If the Company were unable to promptly relet or renew the leases for all or a substantial portion of this space and, if the rental rates upon such renewal or reletting were significantly lower than expected rates or if its estimates proved inadequate, then the Company's cash flow and ability to make expected distributions to Shareholders may be adversely affected. In addition, at December 31, 1995, the occupancy rate at the Ramco Properties was 98.21% (excluding Jackson Crossing, which is the Lease Up Property). If the Company was unable to maintain its current occupancy levels at the Ramco Properties, then the Company's cash flow and ability to make expected distributions to Shareholders may be adversely affected.

        Adverse Changes in Laws. Because increases in income, service or transfer taxes are generally not passed through to tenants under leases, such increases may adversely affect the Company's cash flow and its ability to make distributions to Shareholders. The Properties are also subject to various federal, state and local regulatory requirements, such as requirements of the Americans with Disabilities Act and state and local fire and life safety requirements. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or awards of damages to private litigants. The Company believes that the Properties are currently in compliance with all such regulatory requirements. However, there can be no assurance that these requirements will not be changed or that new requirements will not be imposed which would require significant unanticipated expenditures by the Company and could have an adverse effect on the Company's cash flow and expected distributions.

        Uninsured Loss. The Company will initially carry comprehensive liability, fire, flood (where appropriate), extended coverage and rental loss insurance with respect to the Properties and the Development Land with policy specifications and insured limits customarily carried for similar properties. There are, however, certain types of losses (such as from wars or earthquakes) that may be either uninsurable or not economically insurable. Should an uninsured loss occur, the Company could lose both its capital invested in and anticipated profits from one or more Properties.

        Americans with Disabilities Act Compliance. Under the Americans with Disabilities Act (the "ADA"), all public accommodations and commercial facilities are required to meet certain federal requirements related to access and use by disabled persons. These requirements became effective in 1992. Compliance with the ADA requirements could require removal of access barriers and non-compliance could result in imposition of fines by the U.S. government or an award of damages to private litigants. Although the Company believes that the Properties are substantially in compliance with these requirements, the Company may incur additional costs to comply with the ADA. Although the Company believes that such costs will not have a material adverse effect on the Company, if required changes involve a greater expenditure than the Company currently anticipates, the Company's ability to make expected distributions could be adversely affected.

     Real Estate Financing Risks.

        Debt Financing and Existing Debt Maturities. The Company is subject to risks normally associated with debt financing, including the risk that the Company's cash flow will be insufficient to pay distributions at expected levels and to meet required payments of principal and interest, the risk that existing indebtedness on the Properties (which in all cases will not have been fully amortized at maturity) will not be able to be refinanced at maturity or that the terms of such refinancing will not be as favorable as the terms of existing indebtedness. Upon consummation of the Ramco Acquisition, the Company expects to have outstanding indebtedness of approximately $124,080,000 (including a pro rata share of the debt encumbering two 50%-owned Ramco Properties), all of which will be secured by the Company's Properties. Approximately $2,857,000 of the debt in place after completion of the Ramco Acquisition will mature before 1998, with most of the balance maturing between 2001 and 2010. See "-- Mortgage Debt." If principal payments due at maturity cannot be refinanced, extended or paid with proceeds of other capital transactions, such as new equity capital, the Company expects that its cash flow will not be sufficient in all years to pay distributions at expected levels and to repay all such maturing debt. Furthermore, if prevailing interest rates or other factors at the time of refinancing (such as the reluctance of lenders to make commercial real estate loans) result in higher interest rates upon refinancing, the interest expense relating to such refinanced indebtedness would increase, which would adversely affect the Company cash flow and the amount of distributions it can make to its Shareholders. If a Property or Properties are mortgaged to secure payment of indebtedness and the Company is unable to meet mortgage payments, the Property could be foreclosed upon by or otherwise transferred to the mortgagee with a consequent loss of income and asset value to the Company.

        Risk of Rising Interest Rates and Variable Rate Debt. Upon consummation of the Ramco Acquisition, the Company expects to have outstanding $17,088,000 of indebtedness which bears interest at a variable rate; of such amount, $7,000,000 will bear interest based on 75% of the rate of new issue long-term Capital A rated utility bonds as reported by Salomon Brothers, and the remaining $10,088,000 will bear interest at a floating rate equal to 175 basis points over the reserve adjusted Eurodollar rate. The Company may incur other variable rate indebtedness in the future, including additional borrowings under the Credit Facility. Increases in interest rates on such indebtedness could increase the Company's interest expense, which would adversely affect the Company's cash flow and its ability to pay expected distributions to Shareholders.

     Risks Associated with Change in Management. As a result of the Ramco Acquisition, the executive officers of Ramco rather than the current executive officers of the Company will be vested with the day-to-day management control of the Company. Although the executive officers of Ramco have extensive experience in managing shopping center properties, they have no prior experience in managing a REIT or a publicly owned company.

     Stock Price Variations. The stock price of the shares of the Company and the Spin-Off Company after the closing of the Ramco Acquisition may vary significantly from the prices as of the date of the execution of the Master Agreement, the date of this Proxy Statement, the date of the Special Meeting or the closing of the Ramco Acquisition (in each case after giving effect to the Reverse Split), due to changes in the business, operations and prospects of the Company, market assessments of the likelihood the Ramco Acquisition will be consummated and the timing thereof, general market and other conditions, and other factors. In addition, the trading price of the Company's shares after the closing of the Ramco Acquisition may be less than the assumed per Share value of the RPS Contribution Assets. Because there has been no public market for the Spin-Off Company Shares, there can be no assurance that an active trading market will develop or be sustained for such shares. Accordingly, no prediction of the price at which Spin-Off Company Shares will trade can be made. It is therefore possible that the trading prices per Share as of the date of this Proxy Statement, the date of the Special Meeting or the closing of the Ramco Acquisition may be greater than the combined per share trading prices of the Company's shares and the Spin-Off Company Shares (without giving effect to the Reverse Split) in periods after the closing of the Ramco Acquisition.

     Dependence on Anchors. A substantial portion of the GLA at several of the Properties will be owned by Anchors and not by the Company. The success of the Company owned GLA at such sites is largely dependent on the continued presence of the Anchors at such sites; in addition, leases of stores in the Company owned portion of such Properties may contain provisions which permit the tenants thereunder to terminate such leases in the event that an Anchor no longer occupies its space. However, the Anchors are not contractually obligated to remain at such sites. Accordingly, in the event that an Anchor vacates its space at such a site, the performance of the stores located in the Company owned portion of such property would likely be adversely affected, as would the results of operations of the Company relating to such site.

     Substantial Payments if Ramco Acquisition Fails to Occur. No assurance can be given that the Ramco Acquisition will be consummated. If the Ramco Acquisition does not occur, under certain circumstances, the Company will be required to reimburse Ramco for its expenses up to $1,250,000. In addition, if the Ramco Acquisition is not consummated, the Company will have incurred substantial expenses, including approximately $2,300,000 in deposits and commitment fees under the Mortgage Loans, which amounts are reimbursable (in whole or in part) by the Ramco Group or the lender under the Refinanced Loan only in certain circumstances.

     Illiquidity of Real Estate. Equity real estate investments are relatively illiquid. Such illiquidity will tend to limit the ability of the Company to vary its portfolio promptly in response to changes in economic or other conditions. In addition, the Code limits the Company's ability to sell properties held for fewer than four years, which may affect the Company's ability to sell properties without distributions to Shareholders.

     Risks Involved in Property Ownership Through Partnerships and Joint Ventures. The Company will own two of the Ramco Properties through joint ventures with third parties. Such joint ventures involve risks not otherwise present in the direct ownership of real estate, including the possibility that the Company's partners or co-venturers might become bankrupt, that such partners or co-venturers might at any time have economic or other business interests or goals which are inconsistent with the business interests or goals of the Company, and that such partners or co-venturers may be in a position to take action contrary to the instructions or the requests of the Company or contrary to the Company's policies or objectives, including the Company's policy with respect to maintaining its qualification as a REIT. See "-- Certain Property Partnership Agreements."

     Risk of Development, Construction and Acquisition Activities. The Company intends in the future to actively develop and construct shopping center properties, including development on the Development Land in accordance with the Company's development policies. See "-- Future Operations -- Business Objectives and Strategy -- Development." Risks associated with the Company's future development and construction activities, including activities relating to the Development Land, may include abandonment of development opportunities; construction costs of a property exceeding original estimates, thereby possibly making the property uneconomical; occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable; financing may not be available on favorable terms for development of a property; and construction and lease-up may not be completed on schedule, resulting in increased debt service expense and construction costs. In addition, new development activities, regardless of whether or not they are ultimately successful, typically require a substantial portion of management's time and attention. Development activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, occupancy, and other required governmental permits and authorizations.

     The Company intends in the future to actively seek selective acquisitions of shopping center properties. See "-- Future Operations -- Business Objectives and Strategy." Acquisitions of shopping center properties entail risks that investments will fail to perform in accordance with expectations. Estimates of the costs of improvements to bring an acquired property up to standards established for the market position intended for that property may prove inaccurate. In addition, there are general investment risks associated with any new real estate investment.

     The Company anticipates that future developments and acquisitions will be financed through a combination of lines of credit and other forms of secured or unsecured financing. If new developments are financed through construction loans, there is a risk that, upon completion of construction, permanent financing for newly developed properties may not be available or may be available only on disadvantageous terms.

     Possible Environmental Liabilities. There is contamination present on or under certain of the Ramco Properties and, in addition, ACMs and USTs are present on certain of the Ramco Properties. The Company is responsible for the maintenance and, ultimately, the removal of such ACMs and may be potentially responsible for the remediation of such existing contamination and any future contamination relating to such USTs, the cost of which may be material. The Company also will be responsible for on-going compliance with environmental regulations. Although the Company believes that the costs of any such remediation are the responsibility of third parties, if such remediation is required to be undertaken by the Company and at its expense, it may have a material adverse effect on the Company's financial condition and results of operations. See "-- Environmental Matters."

     Limited Geographic Diversification. The Company's revenues and the value of its Properties may be affected by a number of factors, including the local economic climate (which may be adversely impacted by business layoffs or downsizing, industry slowdowns, changing demographics and other factors) and local real estate conditions (such as oversupply of or reduced demand for shopping center properties). Twenty of the Ramco Properties are located in Michigan and Ohio. The Company's performance and its ability to make distributions to Shareholders is therefore dependent on the economic conditions in these market areas.

     Possible Adverse Consequences Relating to Interests in Ramco. The capital stock of Ramco will be divided into two classes: voting common stock (5% of which will be owned by the Operating Partnership and 95% of which will be owned by the Ramco Principals), and non-voting common stock (100% of which will be owned by the Operating Partnership). The Operating Partnership's voting common stock and non-voting common stock will respectively represent in excess of 95% of the economic interests in Ramco. The Ramco Principals, as the holders of 95% of the voting common stock, will retain the ability to elect the boards of directors of Ramco. Although the non-voting common stock and the voting common stock of Ramco held directly by the Operating Partnership, and indirectly by the Company, will represent a substantial share of the economic interests in Ramco, the Operating Partnership will not be able to elect directors and its ability to influence the day-to-day decisions of Ramco may therefore be limited. As a result, the board of directors of Ramco may implement business policies or decisions that would not have been implemented by persons controlled by the Company or the Operating Partnership and that are adverse to the interests of the Company or the Operating Partnership or that lead to adverse financial results, which could adversely impact the Company's cash available for distribution.

     One of the requirements for maintaining REIT status is that a REIT not own more than 10% of the voting stock of a corporation other than the stock of a qualified REIT subsidiary (of which the REIT is required to own all of such stock) and stock in another REIT. The Company will own only 5% of the voting stock and all of the non-voting stock of Ramco and therefore will comply with this rule. However, the IRS could contend that the Company's ownership of all of the non-voting stock of Ramco should be viewed as voting stock because of its substantial economic position in Ramco. If the IRS were to be successful in such a contention, the Company's status as a REIT would be lost and the Company would become subject to federal corporate income tax on its net income, which would have a material adverse affect on the Company's cash available for distribution. See "FEDERAL INCOME TAX CONSEQUENCES -- Background."

BACKGROUND OF THE RAMCO ACQUISITION

     The Company commenced operations in December 1988. As of December 28, 1988, the date on which the Company's formation transaction was consummated, the Company owned 42 mortgage loans with an aggregate outstanding principal balance of approximately $178,939,000. During 1989 and 1990, the Company originated two new mortgage loans, made additional advances under certain of its existing mortgage loans, and otherwise operated its mortgage loan portfolio in the ordinary course of business.

     However, in 1990 and 1991, as the decline of the national real estate market accelerated, the performance of the Company's mortgage loan portfolio began to deteriorate, as reflected by a higher rate of default interest payments by borrowers and the need for the Company to make "protective advances" (i.e., payment by the Company of underlying loan payments, real estate taxes and required maintenance) on behalf of certain borrowers. As a result of the nationwide decrease in real estate values and its impact on the results of operations of the Company's mortgage portfolio, the Board of Trustees of the Company determined, in May 1991, to authorize the Company's management to make direct and indirect equity investments in real property.

     During 1991 and 1992, as a result of foreclosure proceedings (or transfers in lieu of such proceedings) with respect to certain of the properties which were subject to mortgages held by the Company, as well as negotiated transactions with borrowers, the Company, through separately incorporated, wholly-owned subsidiaries, took title to five properties, four of which were shopping centers and one of which was an office building. During this time, the Company continued to manage its mortgage loan portfolio, but its mortgage origination activities declined dramatically.

     In 1993, the Board of Trustees determined that shareholder value could be enhanced if the Company were to convert from a REIT principally engaged in the business of mortgage lending into an equity REIT primarily engaged in the operation and development of real properties (and, in particular, shopping center properties). As a result, the Company announced its intention to acquire equity interests in real properties, other than in connection with foreclosure proceedings or as a result of negotiated transactions with its borrowers, in an effort to accelerate the transformation of the Company's portfolio from mortgages into equity investments. During 1993, the Company, through its wholly-owned subsidiaries, acquired title to two retail properties which were previously subject to mortgages held by the Company.

     During 1993 and early 1994, the Company engaged in discussions and negotiations with several parties with respect to one or more transactions which, if consummated, would have resulted in, among other things, a significant increase in the portion of the Company's assets invested in real properties. In furtherance of the Company's intent to focus on equity investments, the Trustees determined to dispose of the Company's mortgage loans secured by property located in California. The sale of substantially all of the Company's California mortgage loan portfolio was consummated during January 1994. In addition, during 1994 the Company, through the exercise of a right of first refusal and receipt of a deed in lieu of foreclosure, acquired (through two wholly-owned subsidiaries) title to two shopping centers which were previously subject to mortgages held by the Company. The Company also received during 1994 approximately $30,000,000 from the prepayment of two of its mortgage loans.

     As part of the Company's program of seeking additional properties and expanding its equity business, Herbert Liechtung, then the President of the Company, identified Ramco as a possible acquisition candidate because of its property portfolio, as well as its property management and development capabilities. The Company was familiar with Ramco as a result of a participating mortgage loan, secured by Tel Twelve Mall, made to the owner of such property by one of the Company's predecessors, which was prepaid in full (with additional contingent interest) in 1992. In October 1993, Mr. Liechtung contacted Dennis Gershenson, Vice President-Finance of Ramco, to discuss Ramco's potential interest in pursuing a transaction with the

Company with the goal of creating a larger entity with development capabilities that was capable of accessing the capital markets to fund future growth. Mr. Gershenson expressed interest in such discussions, and subsequently discussed the transaction with his partners. Following further conversations between Mr. Liechtung and Mr. Gershenson regarding the potential benefits of the proposed transaction, the Company and Ramco entered into mutual confidentiality agreements for the purpose of exchanging non-public information. The Board of Trustees also authorized the formation of the Special Acquisition Committee, to be comprised of Stephen R. Blank, Arthur H. Goldberg and William A. Rosoff, as a result of the conflicts of interest that existed for Messrs. Liechtung and Pashcow, namely that the proposed transactions with Ramco would constitute a "Business Change Event" under their respective employment agreements entitling such executive officers to terminate such contracts and to trigger significant severance payments. As a result of this conflict, such committee was directed to work with the Company's management in the negotiation, structuring and analysis of a proposed transaction with Ramco and related transactions. At that time, the Company contacted Dean Witter to inquire if it would act as financial advisor to the Company in connection with a proposed acquisition.

     In November 1993, the Company, the Special Acquisition Committee, Dean Witter and the Company's legal counsel met with management of Ramco and Ramco's legal counsel to discuss the structure of a potential acquisition. Negotiations continued through the end of 1993 and the first half of 1994 with respect to a letter of intent. Throughout these negotiations Ramco had requested that any transaction be subject to the prior termination of the Company's existing employment agreements (the "Employment Contracts") with Messrs. Pashcow and Liechtung and the satisfaction of the Company's remaining obligations thereunder. The Trustees were also aware that consummation of the transaction of the type being discussed with Ramco would be considered a "Business Change Event" under the Employment Contracts, entitling each of Messrs. Liechtung and Pashcow to terminate his Employment Contract, and triggering certain termination payments thereunder. See "-- Termination of Existing Employment Contracts; Termination Agreements." In view of, among other things, the Company's desire to pursue a transaction with Ramco, it was apparent to the Trustees that it would be necessary to agree on means for terminating the Employment Contracts and satisfying the Company's obligations thereunder; accordingly, the Company, represented by the Special Acquisition Committee, commenced negotiations with Messrs. Liechtung and Pashcow with respect to the termination and/or satisfaction of the Employment Contracts.

     During this period the Company engaged an independent appraiser to appraise each of the RPS Properties, as well as its Norgate Center and 9 North Wabash Avenue properties. The Company's management believed these appraisals, which estimated the market values of each of the properties in "as is" condition, could be used to create a basis for valuing these properties in the Operating Partnership. As of August 1, 1994, the independent appraiser valued the RPS Properties (on an individual basis) at an aggregate value of $48,000,000.

     In June 1994, the Company engaged Dean Witter as the Company's financial advisor and to render a fairness opinion in connection with the proposed transaction with Ramco or any other third party transaction. In late June 1994, negotiations conducted by the Special Acquisition Committee and management with respect to a proposed letter of intent between the Company and Ramco, and by the Special Acquisition Committee with respect to the material terms of proposed termination agreements with Messrs. Liechtung and Pashcow, each neared completion. On July 5, 1994, the Board of Trustees met with its legal and financial advisors to discuss the proposed letter of intent and the material terms of such termination agreements. At this meeting, the Trustees were informed of and discussed extensively the strategic rationale for, and the potential risks and benefits of, the proposed acquisition, as well as the material terms of the proposed letter of intent. Dean Witter discussed several methodologies it would use in the preparation of a fairness opinion and the Company's legal advisors discussed the terms of the proposed letter of intent. After extensive discussions, the Trustees determined to defer action with respect to the proposed letter of intent and the material terms of the Termination Agreements pending further discussion at a meeting scheduled the following week.

     On July 12, 1994, of the Board of Trustees met again to deliberate with respect to the proposed letter of intent and the material terms of the proposed termination agreements with Messrs. Liechtung and Pashcow. At the end of such meeting, the Trustees authorized the Company to enter into the proposed letter of intent with Ramco and approved the material terms of such termination agreements, substantially as described to the Board of Trustees.

     On July 14, 1994, the Company and Ramco entered into a letter of intent (the "Letter of Intent"), which committed the Company and Ramco to proceed on a prompt basis with the negotiation, execution and delivery of a definitive agreement embodying the terms of the proposed transactions as contemplated by such Letter of Intent. Following the close of business on such date, the Company and Ramco issued a press release announcing the execution of such Letter of Intent and the material terms thereof. Shortly after such date, the Company commenced a full due diligence review of Ramco and its properties that included financial, legal, environmental and engineering due diligence. The Company also directed its legal counsel to commence preparation of definitive documentation required to consummate the Ramco Acquisition.

     Due diligence continued throughout the remainder of 1994. During this period, the trading prices of the securities of most publicly-traded retail and shopping center REITs declined from earlier levels, while long-term interest rates increased. In December 1994, the Company's management, the Special Acquisition Committee, the Company's legal and financial advisors, Ramco's management and Ramco's legal advisors met to discuss these changes in economic circumstances and the need to consider certain modifications to the terms of the proposed acquisition.

     Negotiations and due diligence continued between the parties throughout the winter of 1995. These negotiations primarily involved an appropriate valuation of the RPS Properties, on the one hand, and the Ramco Properties, as well as the business of Ramco, on the other hand. Because of the length of the negotiations and the ensuing economic conditions, the parties determined that it would be appropriate to update the appraisals of the RPS Properties. As of January 1, 1995, the same independent appraiser appraised the RPS Properties (on an individual basis) at an aggregate value of $47,000,000 (the "January 1995 Appraisals"). See "-- Property Appraisals" for additional information with respect to the appraisals performed on the RPS Properties.

     By March 1995, substantially all of each company's due diligence was completed and revised drafts of the definitive master agreement and the other ancillary agreements were prepared. The Board of Trustees held a special meeting on March 29, 1995 to consider the proposed master agreement and the transactions contemplated thereby. At such meeting, Mr. Pashcow and certain other members of the Company's management, together with its legal and financial advisors, reviewed with the Board of Trustees, among other things, the background of the proposed acquisition, the strategic rationale for, and the potential risks and benefits of, the proposed acquisition, a summary of the due diligence findings regarding Ramco and the Ramco Properties, a valuation analysis of the proposed acquisition and the terms of the proposed master agreement and the related agreements. In addition, at this meeting, Dean Witter made an oral presentation of its analysis performed to date relating to the fairness opinion it was asked to deliver to the Board of Trustees to the effect that, based on and subject to certain matters, the proposed Transaction Consideration, defined as the allocation of interests in the Operating Partnership between the Company and the Ramco Group, in the Ramco Acquisition is fair to the Company's Shareholders from a financial point of view. Such oral presentation did not constitute Dean Witter's fairness opinion. A discussion followed concerning certain terms of the proposed master agreement and as a result of these discussions, the Board of Trustees instructed Mr. Pashcow, together with the Special Acquisition Committee, to continue to negotiate certain terms of the proposed master agreement.

     As a result of negotiations which continued during the following week, (i) the Ramco Principals agreed to make certain payments to the Operating Partnership if, during the eight years following the closing of the Ramco Acquisition, a Ramco Property located in Michigan were sold and the buyer did not receive the necessary consents to resell electricity to tenants at a profit and (ii) Ramco agreed to use commercially reasonable efforts to obtain all its third party consents no later than June 15, 1995. On April 3, 1995, the Board of Trustees, by the unanimous vote of all Trustees present, approved the proposed master agreement and the transactions contemplated thereby, and authorized Mr. Pashcow, with the consent of the Special Committee, to resolve any open issues and to execute the master agreement. On April 9, 1995, Mr. Pashcow, the Special Acquisition Committee, Dean Witter and the Company's legal counsel met via telephone conference to discuss and review the final modifications to the master agreement. During the call, Mr. Pashcow and each member of the Special Acquisition Committee approved the final master agreement (the "Initial Master Agreement"). The Initial Master Agreement was executed by the parties thereto on April 10, 1995.

     Closing under the Initial Master Agreement was conditioned on the Company's receipt of a closing agreement from the IRS that would permit the Company following the Closing to be taxed as a REIT for federal income tax purposes notwithstanding the Company's inadvertent failure to satisfy two possible technical REIT requirements. (1) During 1988-1992 the Company failed to satisfy certain shareholder notice requirements applicable to REITs. (2) During the third quarter of 1994, the Company held more than 25% of the value of its gross assets in Treasury Bill repurchase obligations which the IRS may view as a non-qualifying asset for purposes of satisfying an asset qualification test applicable to REITs, based on a Revenue Ruling published in 1977 (the "Asset Issue"). On October 6, 1995, the Company entered into a satisfactory closing agreement with the IRS relating to the first matter, but the IRS deferred any action relating to the Asset Issue pending the further examination of the Company's 1991-1994 tax returns (the "RPS Audit," and together with the Asset Issue, the "RPS Tax Issues"). Based on developments in the law which occurred since 1977, the Company's legal counsel advised the Company that it would render an opinion that the Company's investment in Treasury Bill repurchase obligations would not adversely affect its REIT status. Such opinion, however, is not binding upon the IRS and, notwithstanding such opinion, the IRS could make an adverse determination against the Company.

     In early October 1995, Dean Witter, in its capacity as financial advisor, advised the Special Acquisition Committee that if the Ramco Acquisition was to be consummated before the IRS favorably determined the Asset Issue and completed its examination of the Company's tax returns, the terms of the Ramco Acquisition should be modified in order to mitigate the adverse impact on the Company's Shares caused by the uncertainty of the Company's REIT status. Such modifications related primarily to (i) the elimination of certain proposed amendments to the Company's existing option plans and certain share option grants, (ii) the reduction of the Ramco Group's initial interest in the Operating Partnership such that on a pro forma basis the Company could increase its proposed distribution from a pro forma $1.62 per share to a pro forma $1.68 per share, and (iii) the treatment of transaction expenses, including the creation of a cap on the maximum amount of transaction expenses for which the Company and the Operating Partnership would have liability if the Contemplated Transactions were consummated.

     Thereafter, the Special Acquisition Committee asked Ramco if it was willing to proceed with the transaction (i) without an IRS closing agreement on the Asset Issue, and (ii) on the amended terms suggested by Dean Witter. The Special Acquisition Committee indicated to Ramco that the Company intended to have the Spin-Off Company assume any tax liability arising from the Asset Issue and the IRS' on-going examination of the Company's tax returns. Ramco responded that it needed some time to consider the proposal. On October 18, 1995, the Trustees met for the purpose of discussing developments with Dean Witter and the IRS. At this meeting, the Trustees discussed the advantages and disadvantages of the following alternatives: (i) delaying the Ramco Acquisition until the IRS examination of the Company's tax returns is completed, (ii) completing the Ramco Acquisition without a fairness opinion, (iii) seeking an alternative fairness opinion, and (iv) terminating the Initial Master Agreement and seeking an alternative transaction or liquidating after the IRS examination is completed. The Trustees determined to defer any action until they received Ramco's definitive response as well as Dean Witter's position on its willingness to render a fairness opinion with the Asset Issue and the IRS' on-going examinations of the Company's tax returns unresolved.

     Ultimately Dean Witter concluded that until the Asset Issue was favorably resolved and the IRS examination was completed, it could not render a fairness opinion. Because the Asset Issue and the IRS examination had not been concluded, Dean Witter did not thereafter continue its efforts to determine the fairness of the transaction. On October 26, 1995, the Special Acquisition Committee met with management and legal counsel to discuss the alternatives which previously were considered by the Board as described above. In reaching this conclusion, the Special Acquisition Committee took into account: (i) its view of the benefits the Ramco transaction offers to the Company and its Shareholders, (ii) changes to the transaction structure based on the suggestion of Dean Witter, which the Board intended to follow, (iii) legal counsel's advice that the Company would prevail on the Asset Issue, and (iv) the negative aspects of the alternatives, which included (x) the uncertainty and delay in obtaining either an IRS closing agreement on the Asset Issue or an alternative fairness opinion,
(y) the time and effort required to identify and consummate an alternative acquisition, and (z) the potential inability to liquidate until the resolution of all unresolved tax issues. The Special Acquisition Committee recommended that the Board pursue the Ramco Acquisition without a Dean Witter fairness opinion.

     On October 30, 1995, the Board of Trustees met, received Special Acquisition Committee recommendations, considered the report of one of the Company's legal advisors with respect to the status of the IRS examination of the Company's tax returns and the Asset Issue, and the report of legal counsel with respect to the status of the discussions with Ramco regarding the modified terms of the Ramco Acquisition, and determined to pursue the Ramco Acquisition without a fairness opinion. In reaching its conclusion, the Board of Trustees took into account the same considerations that were taken into account by the Special Acquisition Committee at the time it reached its decision that it would recommend to the Board that the Company proceed with the Ramco Acquisition without a Fairness Opinion.

     The Board also determined that certain additional due diligence should be performed on the Ramco Properties, which primarily included a review of the Ramco Property's financial statements for the quarter ended September 30, 1995, the impact of certain existing bankrupt tenants at the Ramco Properties on future business operations and the possible impact of any bankruptcy filing by Kmart on the Ramco Properties' operations. It also adopted a Special Acquisition Committee proposal that would give the Continuing Trustees the right to liquidate the Operating Partnership's assets if the Company lost its REIT status as a result of the Asset Issue (the "Tax Liquidation Right"). The provision was intended to ensure that the Board's existing Trustees (or their successors) would have the ability to control whether the Company would remain in existence if it lost REIT status. The Board instructed the Special Acquisition Committee to advise Ramco that the Company would proceed with the proposed transaction on the terms suggested by Dean Witter, subject to completion of further due diligence and Ramco's acceptance of the Tax Liquidation Right. See "-- Operating Partnership Agreement -- Liquidation."

     On November 1, 1995, the Company's position was conveyed to Dennis Gershenson and negotiations ensued. These negotiations related primarily to (i) the valuation of the Ramco Properties and the percentage interest the Ramco Group would receive in the Operating Partnership, (ii) the structure and form of the Tax Liquidation Right, and (iii) the allocation between the parties of liability for transaction expenses. On November 9, 1995, a tentative agreement between the parties was reached and the Special Acquisition Committee instructed legal counsel to prepare an amended and restated master agreement. Specifically, the parties agreed that (x) the Ramco Group's maximum ownership interest in the Operating Partnership would be reduced from approximately 31.5% to 29.0%, (y) the Company's Continuing Trustees would receive the right, subject to Shareholder approval, if required by law, and the right of first offer in favor of the Ramco Principals, to liquidate the assets of the Operating Partnership if the Company lost its REIT status as a result of the Asset Issue, and (z) that the Company would pay up to $7,000,000 of specified transaction expenses, the Operating Partnership would pay up to $3,200,000 of specified transaction expenses and the Ramco Group would pay the balance of such specified transaction expenses (under the Initial Master Agreement the Operating Partnership was obliged to pay 100% of the specified transaction expenses). See "-- The Master Agreement -- Use of Cash" below. The Trustees met on December 24, 1995 to consider the then-completed Master Agreement; reports of the Company's legal advisors regarding the modifications to the Ramco Acquisition reflected in the Master Agreement; and a summary by management of the additional due diligence findings. Specifically, management indicated that it reviewed (x) unaudited internal financial statements for the Ramco Properties for the nine months ended September 30, 1995 and found them generally consistent with the operating results that were anticipated for this period, (y) the existing terms of the Kmart and Fashion Bug leases for the purpose of assessing the prospects for releasing the space occupied by these tenants at comparable rents in the event they filed for bankruptcy and rejected their leases and found that such prospects were reasonable, and (z) the leases for the Petrie Stores tenants (Stuart's, Winkelman and Marianne), which have filed for bankruptcy, for the purpose of assessing the prospects for releasing the space occupied by these tenants at comparable rents in the event they reject these leases pursuant to the Petrie Stores existing bankruptcy proceeding and found that such prospects were reasonable. The Board of Trustees approved the transaction on the revised terms. On December 27, 1995, all parties executed the Master Agreement.

     In December 1995, the Company received an unsolicited proposal from the Proposed Acquiror regarding a proposed business combination between the Company and the Proposed Acquiror. Consistent with the "Alternative Transaction" provisions set forth in the Master Agreement and under the terms of a confidentiality agreement, the Company provided information regarding its operations and assets to the Proposed Acquiror and held discussions regarding the terms of a proposed business combination. On February 13, 1996, the Company received a written proposal from the Proposed Acquiror to acquire the Company in a merger transaction. As proposed, Shareholders would receive aggregate consideration of up to approximately $5.40 per Share based on market prices as of the time the proposal was made consisting of (x) approximately $4.70 per Share in stock of the Proposed Acquiror (subject to certain adjustments based on changes in the Proposed Acquiror's stock prior to the mailing of the proxy statement/prospectus relating to the merger) and (y) up to $.70 per Share in cash (the "Cash Consideration"). Under the proposal, the Cash Consideration would be placed in escrow and would be available to pay certain contingent liabilities. Alternatively, the Proposed Acquiror indicated it would be willing to pay approximately $5.16 per Share (based on market prices as of the time the proposal was made) for the Company's Shares (subject to the same adjustments described above), without a reserve for these contingent liabilities. Any merger transaction contemplated by the proposal was subject to (i) the receipt of satisfactory legal opinions from Battle Fowler LLP and Wolf, Block, Schorr and Solis-Cohen stating that since its inception the Company has been a REIT for federal income tax purposes, (ii) a favorable determination from the IRS that the Company is not precluded from making an election to be taxed as a REIT for the taxable year ended December 31, 1995, (iii) a $4,000,000 break-up fee and
(iv) termination of the Master Agreement. The proposal also indicated that it was subject to approval by the Proposed Acquiror's board of directors and execution of a definitive merger agreement. The proposal also provided that it would immediately terminate if it was publicly disclosed.

     On February 27, 1996, the Board of Trustees met to consider this proposed acquisition of the Company. After discussion, including the recommendation of the Special Acquisition Committee, the Board rejected this proposal because its conditions were unacceptable. In particular, the Special Acquisition Committee and the Board determined that, in their judgment, it would not be in the best interests of the Company's Shareholders to terminate the Master Agreement pursuant to which the Ramco Acquisition would be consummated in light of the uncertain time frame in which the Company believed it could obtain the required favorable determination from the IRS. Notwithstanding the fact that the Proposed Acquiror may in the future eliminate or modify the conditions in its proposal in a manner which is acceptable to the Company, there can be no assurance that (i) the Board will view any modified proposal as superior to the Ramco Acquisition,
(ii) even if any modified proposal is viewed as superior to the Ramco Acquisition, the Company will successfully enter into definitive merger agreement with the Proposed Acquiror, and (iii) even if the Company enters into a merger agreement with the Proposed Acquiror, the contemplated merger with the Proposed Acquiror will ultimately close.

     Also, on February 16, 1996, the Company received another unsolicited proposal from a public company to acquire the Company in a stock-for-stock merger transaction. This proposal, which was preliminary in nature, was subject to the completion of due diligence and the execution of definitive documentation. Consistent with the "Alternative Transaction" provisions set forth in the Master Agreement and under the terms of a confidentiality agreement, the Company provided information regarding its operations and assets to this potential acquiror. Following completion of some preliminary due diligence, this proposal was withdrawn. There can be no assurance that a future definitive proposal from this company will be made and, if made, there can be no assurance that (x) the Board of Trustees will view such proposal as superior to the Ramco Acquisition, (y) even if such proposal is viewed as superior to the Ramco Acquisition, the Company will successfully enter into a merger agreement with the person making such proposal, or (z) even if the Company enters into a merger agreement with the person making such proposal, the proposed merger will ultimately be consummated. See "-- The Master Agreement -- No Solicitation."

STRUCTURE OF THE RAMCO ACQUISITION

     Pursuant to the Ramco Acquisition, the Company will transfer to the Operating Partnership (via contribution or merger) the RPS Contribution Assets, which will consist of the RPS Cash and the following RPS Properties: Sunshine Plaza Shopping Center; Lantana Shopping Center; Commack Shopping Center; Trinity Corners Shopping Center; Crofton Plaza Shopping Center; and Chester Springs Shopping Center. For a description of such properties, see Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1994, as amended by the Company's Form 10-K/A1, dated April 7, 1995, the Form 10-K/A2, dated July 11, 1995, the Form 10-K/A3, dated September 8, 1995, and the Form 10-K/A4, dated September 29, 1995 (collectively, the "Form 10-K"), which is incorporated herein by reference. The Company initially will receive a 1% interest in the Operating Partnership, as a general partner, and an approximately 74% interest in the Operating Partnership, as a limited partner. The Company's Norgate Center and 9 North Wabash Avenue properties are not being contributed to the Operating Partnership and will be transferred to the Spin-Off Company in connection with the Spin-Off Transaction. See "THE SPIN-OFF TRANSACTION." The Norgate Center property has been excluded from the Ramco Acquisition because such property is being held for sale. The 9 North Wabash Avenue property has been excluded from the Ramco Acquisition because it is a single tenant property with an expired tenant lease and is not otherwise consistent with most of the Company's property portfolio.

     Pursuant to the Ramco Acquisition, the Ramco Group has transferred or will transfer (via contribution or merger) to the Operating Partnership the Ramco Contribution Assets which will consist of interests in the 22 Ramco Properties, the Development Land, the Option Properties, the Outparcels and the Ramco Stock. In connection with the Ramco Acquisition, the Ramco Group initially will receive, in the aggregate, an approximately 25% interest in the Operating Partnership, as a limited partner, and the Company will assume approximately $184,015,000 in secured indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned Ramco Properties). If certain leasing plans with respect to the Lease Up Property are fulfilled, the aggregate percentage interest in the Operating Partnership to be received by the Ramco Group may increase to a maximum of approximately 29%. See "-- The Master Agreement -- Lease Up Property."

REVERSE SPLIT; CONVERSION OF SHARES

     If the Ramco Acquisition Proposal becomes effective, each four outstanding Shares will automatically be combined into one share of the Company. The purpose of the Reverse Split is to increase the liquidity and marketability of the Shares by increasing the trading price per Share and attracting investors and analysts who would otherwise be reluctant to deal in a lower-priced stock.

     The Reverse Split will result in certain Shareholders owning fractional shares of the Company. The Company will not issue fractional shares, but will instead distribute cash to such Shareholders in redemption of such fractional shares. To make such payments, fractional shares will be aggregated into whole shares and a certificate evidencing those shares will be sold by an independent agent in the open market on behalf of Shareholders who otherwise would be entitled to receive fractional shares. Those Shareholders will receive a cash payment in the amount of their pro rata share of the total sales proceeds. The independent agent will make such sales at times in the amounts and through broker-dealers selected in the sole discretion of the independent agent. None of the independent agent's actions will be subject to the control of the Company. As long as the distribution of cash in payment for such fractional shares represents merely a mechanical rounding off of the fractions in the exchange and is not a separately bargained-for consideration, the payments will be treated as redemptions, which should result in the recognition of capital gain or loss, and not ordinary income, to the Shareholders. Promptly after the occurrence of the Reverse Split, a letter of transmittal will be mailed to Shareholders containing instructions relating to the surrender of outstanding certificates representing Shares in exchange for certificates representing post-Reverse Split shares. SHARE CERTIFICATES SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED.

THE RAMCO PROPERTIES

     General. The Ramco Properties consist of two regional enclosed malls, eleven community centers, eight power centers, and one single user retail property. Regional enclosed malls are larger retail properties (containing 400,000 to more than 1,000,000 square feet of GLA) with two or more department stores as Anchors and a wide variety of mall stores along enclosed, climate-controlled malls connecting the Anchors. This layout is intended to maximize customer traffic for the mall stores. At many regional enclosed malls, free standing stores are located along the perimeter of the parking area.

     Community shopping centers generally range in size up to 400,000 square feet of GLA and are located in developed retail and commercial areas in which other similar centers may be nearby. In addition, with respect to some of these centers, there may be one or more regional enclosed malls nearby. Community shopping centers generally fall into two types: traditional community centers and power centers. Traditional community centers typically are convenient to their trade areas and focus primarily on value-oriented and convenience goods and services. They are designed to service a neighborhood area and are usually anchored by a supermarket, drugstore or discount retailer providing basic necessities, although certain community centers are free standing single-user buildings. Power centers are different from traditional community centers because they are designed to serve a larger trade area and they contain at least two Anchors which occupy a substantial portion of the GLA in the center. These Anchors are often national retailers which are leaders in their markets or "category killers", i.e., larger stores which offer a complete selection of a category of items (e.g., toys, office supplies, home improvement products, electronics, etc.) at low prices, and often in a warehouse format.

     The Ramco Properties contain in the aggregate approximately 5,114,000 square feet of total GLA, of which approximately 1,408,000 square feet is owned by certain Anchors and the remaining 3,706,000 square feet of which is Company owned. All but one of the Ramco Properties are located in the Midwest, including 17 in Michigan, three in Ohio, and one in Wisconsin. The remaining Ramco Property is located in Florida. At December 31, 1995, the Ramco Properties (other than Jackson Crossing, which is the Lease Up Property) were 98.21% leased.

     Set forth is a description of each of the Ramco Properties:

     Clinton Valley Strip Center; Clinton Valley Mall. Clinton Valley Strip Center and Clinton Valley Mall are a combined strip center/mini mall located in Sterling Heights, Michigan, a suburb of Detroit. The center first opened in November 1979 and was developed by Ramco. The center consists of a total of approximately 251,000 square feet of GLA, of which approximately 201,000 square feet of GLA will be Company owned. The shopping center consists of two structures, an approximately 94,000 square foot strip center and an approximately 157,000 square foot two level mini-mall. Included in the mini-mall GLA are two out buildings leased to Montgomery Ward Tire, Battery and Auto Center and Vic Tanny Health Club. The major Anchor in the strip center portion is Service Merchandise, and the major Anchor in the mall portion is Montgomery Ward. The Company owned GLA currently contains nineteen stores. At December 31, 1995, the Company owned GLA was 99.9% leased.

     Montgomery Ward was added to the center in 1989, and its entire premises was renovated to accommodate the current modern Montgomery Ward prototype store. Recently, Old Country Buffet, an approximately 10,000 square foot cafeteria, was added to the center. The center is located directly across the street from Lakeside Mall, the primary enclosed super regional mall in the northeastern sector of the Detroit metropolitan area.

     Eastridge Commons. Eastridge Commons is located in Flint, Michigan, a city with a metropolitan population of approximately 425,000 located approximately 60 miles north of Detroit. The center first opened in September 1990, and was developed by Ramco. The major Anchors at the shopping center are Target, Handy Andy and T J Maxx. The center is a power center of approximately 271,000 square feet of GLA, of which approximately 101,000 square feet of GLA is owned by Target and approximately 170,000 square feet of GLA will be Company owned. The Company owned GLA currently contains 15 stores. At December 31, 1995, the Company owned GLA was 98.0% leased. Handy Andy and F&M Distributors, which currently lease approximately 72,000 and 27,000 square feet of GLA, respectively, at a base rent of $5.00 and $7.40 per square foot, respectively, have filed for bankruptcy, Handy Andy has not affirmed or rejected its lease, while F&N Distributors has affirmed its lease and assigned it to Staples, Inc. See "-- Risk Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     Edgewood Towne Centre. Edgewood Towne Centre is located in Lansing, Michigan, a city with a metropolitan population of approximately 450,000 located approximately 90 miles northwest of Detroit. The center first opened in July, 1990 and was developed by Ramco. The major Anchors in the shopping center are Sam's Wholesale Club (a division of Wal-Mart), Target, and OfficeMax. The center is a power center containing approximately 295,000 square feet of GLA, of which approximately 209,000 feet of GLA is owned by Sam's Wholesale Club and Target, and approximately 86,000 square feet of GLA will be Company owned. The Company owned GLA currently contains 17 stores. At December 31, 1995, the Company owned GLA was 100.0% leased.

     Ferndale Plaza. Ferndale Plaza is located in Ferndale, Michigan, a suburb of Detroit. The center was first opened in September, 1984 and was developed by Ramco. The major Anchor in the shopping center is a 15,000 square foot store leased by The Gap, which was converted in September, 1994 into an Old Navy store, The Gap's newest prototype. The center is a community center containing approximately 31,000 square feet of GLA, all of which will be Company owned. The Company owned GLA currently contains six stores. At December 31, 1995, the Company owned GLA was 100.0% leased. The center is located in the "downtown" retail section of Ferndale, and parking for the center is provided by a public lot located directly behind the center.

     Fraser Shopping Center. Fraser Shopping Center is located in Fraser, Michigan, a suburb of Detroit. The center was first opened in October, 1977 and was acquired by Ramco in 1983. The major Anchor in the shopping center is Oakridge Supermarket, a supermarket chain which currently has four stores located in Michigan. The center is a community center containing approximately 74,000 square feet of GLA, all of which will be Company owned. The Company owned GLA currently contains nine stores. At December 31, 1995, the Company owned GLA was 100.0% leased.

     Jackson Crossing. Jackson Crossing is a regional mall located in Jackson, Michigan, a city with a metropolitan population of approximately 150,000 located approximately 75 miles west of Detroit. The shopping center was acquired by Ramco in June, 1990. Currently, the major Anchors in the shopping center are Target, Sears, Toys "R" Us, and an 8 screen movie theater. On July 3, 1995, Kohl's Department Stores, Inc. signed a lease for in excess of 80,000 square feet of GLA at Jackson Crossing. At the time of acquisition, the shopping center was a strip community center. In 1991 Ramco expanded and enclosed the shopping center, more than doubling its size, and connected it to a free-standing Sears store, converting the center into a regional enclosed mall containing approximately 619,000 square feet of GLA, of which approximately 254,000 square feet of GLA is owned by Sears and Target and approximately 365,000 square feet of GLA will be Company owned. The Company owned GLA currently contains 58 stores. At December 31, 1995, 67.9% of the Company owned GLA was leased. The center is currently in its post expansion leasing phase. In order to facilitate the inclusion of this center as part of the Ramco Acquisition, the Ramco Group will be entitled to receive additional Units based upon an increase in annualized cash flow between January 1, 1997 and March 31, 1997. See "-- The Master Agreement -- Lease Up Property." So-Fro Fabrics and Marianne, which currently lease approximately 12,110 and 8,480 square feet of GLA, respectively, at a base rent of $4.50 and $9.00 per square foot, respectively, have filed for bankruptcy. So-Fro Fabrics has not affirmed or rejected its lease, and Marianne has rejected its lease. See "-- Risk Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     Kentwood Towne Center. Kentwood Towne Center is located in Kentwood, Michigan, a suburb of Grand Rapids. The shopping center was first opened in July, 1989 and was developed by Ramco. The major Anchors in the shopping center are Target, Builders Square and OfficeMax. The center is a power center containing approximately 268,000 square feet of GLA, of which approximately 166,000 square feet of GLA will be Company owned. The Company owned GLA currently contains 18 stores, including the approximately 25,000 square foot OfficeMax store and the approximately 80,000 square foot Builders Square store. At December 31, 1995, the Company owned GLA was 100.0% leased. The Company will acquire a 50% managing general partner interest in the property partnership which owns the center. See "-- Certain Property Partnership Agreements."

     Lake Orion Plaza. Lake Orion Plaza is located in Lake Orion, Michigan, a suburb of Detroit. The shopping center first opened in March 1977 and was developed by Ramco. The major Anchors in the shopping center are Kmart and Farmer Jack Supermarket, which is a subsidiary of A&P. The center is a community center containing approximately 129,000 square feet of GLA, all of which will be Company owned. The Company owned GLA currently contains eight stores. At December 31, 1995, the Company owned GLA was 97.2% leased.

     Naples Towne Center. Naples Towne Center is located in Naples, Florida, a city with a metropolitan population of approximately 170,000. The shopping center first opened in January 1983 and was developed by Ramco. The major Anchors in the shopping center are Kmart, Hyde Park Supermarket and Luria's Catalog Showroom. The center is a community center containing approximately 149,000 square feet of GLA, of which approximately 105,000 square feet of GLA is owned by Kmart and Hyde Park Supermarket and approximately 44,000 square feet of GLA will be Company owned. The Company owned GLA currently contains nine stores. At December 31, 1995, the Company owned GLA was 100.0% leased. Stuart's, which currently leases approximately 7,375 square feet of GLA at a base rent of $9.00 per square foot, has filed for bankruptcy and has rejected its lease. See
"-- Risk Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     New Towne Plaza. New Towne Plaza is located in Canton, Michigan, a suburb of Detroit. The center first opened in November, 1976 and was developed by Ramco. In 1993 Ramco completely refurbished and expanded the center. The major Anchors at the shopping center are Kmart and Jo Ann Fabric and Crafts, which was added to the center as a part of the 1993 expansion. The center is a community center containing approximately 163,000 square feet of GLA, all of which will be Company owned. The Company owned GLA currently contains 16 stores. At December 31, 1995, the Company owned GLA was 100.0% leased. In connection with the acquisition of the center the Company will acquire approximately 3.7 acres of Development Land which could be used for expansion. Winkelman, which currently leases approximately 8,800 square feet of GLA at a base rent of $7.71 per square foot, has filed for bankruptcy and has not affirmed or rejected its lease. See "-- Risk Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     OfficeMax Center. The OfficeMax center is located in Toledo, Ohio, a city with a metropolitan population of approximately 615,000. The OfficeMax center is adjacent to the North Towne Commons shopping center, which is an Option Property as described herein. See "-- Excluded/Option Properties -- North Towne Commons." The center consists of a single user building leased by OfficeMax. The building, which contains 23,000 square feet of Company owned GLA, was developed by Ramco in September, 1994. At December 31, 1995, the Company owned GLA was 100% leased.

     Oak Brook Square. Oak Brook Square is located in Flint, Michigan, a city with a metropolitan population of approximately 425,000 located approximately 60 miles north of Detroit. The center first opened in July 1984, and was acquired by Ramco in June 1989. The major Anchors in the shopping center are T. J. Maxx and Kids "R" Us, a subsidiary of Toys "R" Us. The center is a community center containing approximately 140,000 square feet of GLA, all of which will be Company owned. The Company owned GLA currently contains 22 stores. At December 31, 1995, the Company owned GLA was 94.0% leased. The shopping center is located directly across from Genessee Valley Mall, the largest enclosed regional mall in the metropolitan Flint area. El Bee Shoes, which currently leases approximately 4,000 square feet of GLA at a base rent of $11.50 per square foot, has filed for bankruptcy and has not affirmed or rejected its lease. See "-- Risk
Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     Roseville Plaza. Roseville Plaza is located in Roseville, Michigan, a suburb of Detroit. The center was acquired by Ramco in April, 1983, and was extensively renovated by Ramco during that year. The major Anchors at the shopping center are Farmer Jack Supermarket (a subsidiary of A&P), Service Merchandise, and Marshalls. The center is a combination of a strip center, enclosed mini-mall and three freestanding buildings, and contains approximately 266,000 square feet of GLA, all of which will be Company owned. The

Company owned GLA currently contains 28 stores. At December 31, 1995, the Company owned GLA was 94.0% leased.

     Southfield Plaza. Southfield Plaza is located in Southfield, Michigan, a suburb of Detroit. The center was acquired by Ramco in April 1983, and was extensively renovated by Ramco during that year. The major Anchors at the shopping center are Burlington Coat Factory, Marshalls and Service Merchandise. The shopping center is a community center containing approximately 165,000 square feet of GLA. The Company owned GLA currently contains 14 stores. At December 31, 1995, the Company owned GLA was 100.0% leased. The center is connected to a 107,000 square foot retail development anchored by a Farmer Jack Supermarket which is not owned by Ramco.

     Southfield Plaza Expansion. In 1985, Ramco and the party owning the other portion of Southfield Plaza jointly developed a shopping center containing approximately 19,000 square feet of GLA adjacent to Southfield Plaza. This center, which is known as S-12, currently contains 11 stores. At December 31, 1995, the Company owned GLA was 100.0% leased. The Company will acquire a 50% managing general partner interest in the property partnership which owns the center. See "-- Certain Property Partnership Agreements."

     Spring Meadows Place. Spring Meadows Place is located in Springfield Township, Ohio, which is a suburb of Toledo. The center first opened in August 1987 and was developed by Ramco. The major Anchors at the shopping center include Service Merchandise, Marshalls, TJ Maxx, Kroger, Target, Builders Square and Sam's Wholesale Club. The center is a power center containing approximately 467,000 square feet of GLA, of which approximately 275,000 square feet of GLA is owned by Service Merchandise, Kroger, Target, Builders Square and Sam's Wholesale Club and approximately 191,000 square feet of GLA will be Company owned. The Company owned GLA currently contains 38 stores. At December 31, 1995, the Company owned GLA was 98.0% leased. El Bee Shoes, which currently leases approximately 3,360 square feet of GLA at a base rent of $12.00 per square foot, has filed for bankruptcy and has not affirmed or rejected its lease. See "-- Risk Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     Spring Meadows Place is in the center of a mixed use development which includes, in addition to the shopping center, several hotels, a 12 screen theater complex, and a variety of restaurants.

     Tel Twelve Mall. Tel Twelve Mall is located in Southfield, Michigan, a suburb of Detroit. This enclosed regional mall was originally opened in October 1968, and was acquired by Ramco in 1983. Ramco renovated and expanded the center in 1984. The center has been expanded to accommodate a 50,000 square foot Media Play store. The major Anchors in the shopping center are Kmart, Montgomery Ward, Media Play and Crowley's (which is a local department store chain having 10 stores in the metropolitan Detroit area). The center contains approximately 657,200 square feet of GLA (including the new Media Play store) all of which will be Company owned. The Company owned GLA contains 77 stores. At December 31, 1995, the Company owned GLA was 97.7% leased. In addition, Ramco has ground leased a 10.4 acre parcel of land immediately south of the center to Chrysler Realty Corporation, which is being used as a Chrysler dealership. The ground lease, which will be acquired by the Company, provides for an annual lease payment of $420,025 and expires on January 27, 2030. Chrysler has certain options to purchase the property. The purchase price under such options shall range from $5,000,000 to the greater of $6,000,000 or fair market value depending upon when such options are exercised. Marianne and Winkelman, which currently lease approximately 8,570 and 22,020 square feet of GLA, respectively, at a base rent of $8.00 and $7.00 per square foot, respectively, have filed for bankruptcy and have not affirmed or rejected their leases. See "-- Risk
Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     Troy Towne Center. Troy Towne Center is located in Troy, Ohio, a community located just north of Dayton, Ohio, a city with a metropolitan population of approximately 965,000. The center first opened in June, 1990, and was developed by Ramco. The major Anchors in the shopping center are Wal-Mart, Uhlman's Department Store (a regional chain with 35 stores) and County Market, a division of Super Valu Supermarkets. The center is a community center containing approximately 226,000 square feet of GLA, of which approximately 91,000 square feet of GLA will be owned by Wal-Mart and approximately 135,000 square feet will be Company owned. The Company owned GLA currently contains 25 stores. At Decem-ber 31, 1995, the Company owned GLA was 94.4% leased. Wal-Mart is in the process of expanding its store to its new prototype. El Bee Shoes, which currently leases approximately 3,890 square feet of GLA at a base rent of $11.00 per square foot, has filed for bankruptcy and has not affirmed or rejected its lease. See "-- Risk Factors -- Real Estate Investment Risks -- Bankruptcy and Financial Condition of Tenants."

     West Allis Towne Centre. West Allis Town Centre is located in West Allis, Wisconsin, a suburb of Milwaukee, Wisconsin, a city with a metropolitan population of approximately 1,475,000. The center first opened in November 1987 and was developed by Ramco. The major Anchors in the shopping center are Kmart, Builders Square and Kohl's Supermarket, a division of A&P. The center is a power center containing approximately 329,000 square feet of GLA, all of which will be Company owned. The Company owned GLA currently contains 29 stores. At December 31, 1995, the Company owned GLA was 100.0% leased.

     West Oaks I; West Oaks II. West Oaks I and West Oaks II are adjacent shopping centers connected by a common parking lot located in Novi, Michigan, a suburb of Detroit. West Oaks I was opened in July 1981 and West Oaks II was opened in June 1987. Both were developed by Ramco. The major Anchors in West Oaks I include Service Merchandise, Kmart and Circuit City. The major Anchors in West Oaks II are Builder's Square, Kohl's Department Store, Marshalls, Toys 'R' Us and Kids 'R' Us. The centers are power centers with a combined GLA of approximately 569,000 square feet, consisting of approximately 228,000 square feet of GLA at West Oaks I, all of which will be Company owned, and approximately 341,000 square feet of GLA at West Oaks II, of which approximately 220,000 square feet of GLA will be owned by Toys 'R' Us, Builders Square and Kohl and approximately 121,000 square feet of GLA will be Company owned. At December 31, 1995, the Company owned GLA at West Oaks I was 99.3% leased and the Company owned GLA at West Oaks II was 100.0% leased. The Company owned GLA currently contains 47 stores, consisting of 12 stores at West Oaks I and 35 stores at West Oaks II. West Oaks I is the subject of a ground lease. See
"-- Ground Leases." The centers are located directly across from Twelve Oaks Mall, the primary enclosed super regional mall in the Northwestern sector of the metropolitan Detroit suburbs. El Bee Shoes and Maternity Limited, which currently lease approximately 3,780 and 1,030 square feet of GLA at West Oaks II, respectively, at a base rent of $16.00 and $28.22 per square foot, respectively, have filed for bankruptcy. El Bee Shoes has not affirmed or rejected its lease, and Maternity Limited has affirmed its lease and assigned it to Dan Howard Maternity. See "-- Risk Factors -- Real Estate Investment
Risks -- Bankruptcy and Financial Condition of Tenants."

PROPERTY DESCRIPTIONS

     The following tables and notes thereto describe the Ramco Properties as of December 31, 1995:

                                                                                                         AVERAGE
                                                                             % OF                      BASE RENTAL
                              YEAR                                         COMPANY                       REVENUE/
                             OPENED                             % OF        OWNED       BASE RENTAL       LEASED     YEAR ENDING
                          OR ACQUIRED/                          TOTAL     GLA LEASED      REVENUE       SQ. FT. AS   DECEMBER 31,
                            YEAR OF                  COMPANY   COMPANY      AS OF          AS OF            OF           1994
  PROPERTY      TYPE OF    RENOVATION     TOTAL       OWNED     OWNED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   PERCENTAGE
    NAME        PROPERTY  OR EXPANSION     GLA         GLA       GLA         1995           1995         1995(1)         RENT
-------------  ---------- ------------  ---------   ---------  -------   ------------   ------------   ------------  ------------
Clinton        Community    1979/
  Valley Mall  Center       1993          156,605     156,605     4.2%        99.9%     $ 1,204,820       $ 7.69       $      0
Clinton        Community    1979/
  Valley       Center        N/A
  Strip                                    94,360      44,360     1.2        100.0          422,510         9.52         22,866
Eastridge      Power        1990/
  Commons      Center        N/A          271,415     169,506     4.6         98.0        1,170,918         6.91              0
Edgewood       Power        1990/
  Towne        Center       1992
  Center                                  295,029      85,757     2.3        100.0          721,179         8.41         14,304
Ferndale       Community    1984/
  Plaza        Center        N/A           30,916      30,916     0.8        100.0          331,561        10.72              0
Fraser         Community    1983/
  Shopping     Center        N/A
  Center                                   74,250      74,250     2.0        100.0          341,195         4.60         27,385
Jackson        Regional     1990/
  Crossing     Mall         1991          618,978     364,735     9.8         67.9        1,953,308         5.36        110,612
Kentwood(2)    Power        1989/         268,284     166,375     4.5        100.0        1,329,246         7.99          6,562
               Center        N/A
Lake Orion     Community    1977/
  Plaza        Center        N/A          129,452     129,452     3.5         97.2          533,435         4.12         23,680
Naples Towne   Community    1983/
  Center       Center        N/A          148,729      44,152     1.2        100.0          197,078         4.46         26,965
New Towne      Community    1976/
  Plaza        Center       1993          163,404     163,404     4.4        100.0          836,975         5.12         17,351
OfficeMax      Single       1994/
  Center       Tenant        N/A           22,930      22,930     0.6        100.0          239,401        10.44              0
               Retail
Oak Brook      Community    1989/
  Square       Center        N/A          140,282     140,282     3.8         94.0        1,075,162         7.66          1,577
Roseville      Power        1983/
  Plaza        Center       1994          265,877     265,877     7.2         94.0        1,594,833         6.00         37,265
Southfield     Community    1983/
  Plaza        Center       1983          165,445     165,445     4.5        100.0        1,241,388         7.50              0
Southfield     Community    1985/
  Plaza        Center        N/A
 Expansion(2)                              19,410      19,410     0.5        100.0          269,937        13.91              0
Spring         Power        1987/
  Meadows      Center        N/A
  Place                                   466,773     191,401     5.2         98.0        1,874,197         9.79         43,978
Tel Twelve     Regional     1968/
  Mall         Mall         1995          657,209     657,209    17.7         97.7        4,305,584         6.55        379,465
Troy Towne     Community    1990/
  Center       Center       1992          226,234     135,313     3.7         94.4        1,067,870         7.89          9,284
West Allis     Power        1987/         329,407     329,407     8.9        100.0        2,272,930         6.90         13,599
               Center        N/A
West Oaks I    Power        1981/         227,863     227,863     6.1         99.3          762,996         3.35          7,838
               Center        N/A
West Oaks II   Power        1987/         341,041     120,944     3.3        100.0        1,492,919        12.34         28,633
               Center        N/A
                                        ---------   ---------  -------       -----      ------------      ------     ------------
        Total                           5,113,893   3,705,593   100.0%        95.2%     $25,239,442       $ 6.81       $771,364
                                         ========    ========  =======   ==========      ==========    ==========    ==========

---------------
(1) The calculation of total average base rental revenue was determined by taking the total base rental revenue as of December 31, 1995, which was $25,239,442, and dividing such amount by the occupied Company owned GLA.

(2) 50% general partnership interest.

TENANT INFORMATION

     The following table sets forth, as of December 31, 1995 information regarding space leased to tenants which, in each case, individually account for more than 1% of total base rental revenue from the Ramco Properties.

                                                                                                  % OF
                                                        % OF            BASE RENTAL            BASE RENTAL
                                 TOTAL      AGGREGATE      TOTAL             REVENUE                REVENUE
                                 NUMBER     GLA LEASED    COMPANY             AS OF                  AS OF
          TENANT               OF STORES    BY TENANT    OWNED GLA      DECEMBER 31, 1995      DECEMBER 31, 1995
-----------------------------  ----------   ----------   ---------   -----------------------   -----------------
Kmart........................       5         474,817       12.8%          $ 1,391,214                 5.5%
Builders Square..............       2         160,160        4.3               945,087                 3.7
Montgomery Ward..............       2         263,338        7.1               921,138                 3.7
OfficeMax....................       4          93,323        2.5               905,462                 3.6
Marshalls....................       5         109,789        3.0               688,925                 2.7
Service Merchandise..........       3         158,348        4.3               688,024                 2.7
Fashion Bug..................       7          65,660        1.8               491,453                 2.0
MC Sporting Goods............       5          69,808        1.9               478,456                 1.9
T J Maxx.....................       3          75,011        2.0               474,029                 1.9
Kohls........................       1          49,995        1.4               465,960                 1.9
Famous Footwear..............       7          49,596        1.3               444,633                 1.8
Chrysler.....................       1          41,752        1.1               411,795(1)              1.6
JoAnn Fabric.................       5          62,422        1.7               385,015                 1.5
A & P........................       2          69,594        1.9               380,464                 1.5
Half Off Cards...............       5          48,182        1.3               396,755                 1.6
Marianne/Winkelman/Stuart's..       5          55,238        1.5               327,524                 1.3
Office Depot.................       1          27,117        0.7               332,183                 1.3
Country Buffet...............       3          29,739        0.8               317,968                 1.3
Gap..........................       2          24,395        0.7               315,878                 1.3
Burlington Coat Factory......       1          49,556        1.3               297,312                 1.2
Dots.........................       8          33,256        0.9               294,477                 1.2
Super Value Market...........       1          40,000        1.1               270,000                 1.1
Radio Shack..................       9          20,418        0.6               252,487                 1.0
                                            ----------   ---------         -----------               -----
          Total..............               2,071,514       56.0           $11,876,239                47.1%
                                            =========    =========         ===========               =====

---------------
(1) Includes use of 10.4 acres at the Tel Twelve Mall.

     The following table sets forth, as of December 31, 1995, the total GLA leased to Anchors, retail tenants, and available space, in the aggregate, of the Ramco Properties:

                                                  % OF
                                   AGGREGATE      TOTAL            BASE                  % OF
                                      GLA        COMPANY      RENTAL REVENUE          BASE RENTAL
                                   LEASED BY      OWNED            AS OF             REVENUE AS OF
           TYPE OF TENANT           TENANT         GLA       DECEMBER 31, 1995     DECEMBER 31, 1995
    -----------------------------  ---------     -------     -----------------     -----------------
    Anchor.......................  1,879,978       50.7 %       $ 8,975,900               35.6%
    Retail (non-Anchor)..........  1,649,176       44.5          16,052,701               63.6
    Available....................    176,439        4.8             210,841                 .8
                                   ---------      -----         -----------              -----
              Total..............  3,705,593      100.0 %       $25,239,442              100.0%
                                   =========      =====         ===========              =====

     The following table sets forth as of December 31, 1995, the total GLA leased to national, regional and local tenants in the aggregate at the Ramco Properties.

                                                      % OF
                                                      TOTAL             BASE                   % OF
                                      AGGREGATE      COMPANY       RENTAL REVENUE          BASE RENTAL
                                      GLA LEASED      OWNED            AS OF              REVENUE AS OF
           TYPE OF TENANT             BY TENANT        GLA       DECEMBER 31, 1995      DECEMBER 31, 1995
------------------------------------  ----------     -------     ------------------     ------------------
National............................  2,574,795        69.5%        $ 16,605,921                65.8%
Regional............................    437,632        11.8            3,372,030                13.4
Local...............................    516,727        13.9            5,050,650                20.0
Vacant..............................    176,439         4.8              210,841                  .8
                                      ---------       -----          -----------               -----
          Total.....................  3,705,593       100.0%        $ 25,239,442               100.0%
                                      =========       =====          ===========               =====

     The following table sets forth lease expirations for the next five years at the Ramco Properties assuming that no renewal options are exercised:

                                             % OF
                                LEASED       TOTAL                              AVERAGE
                                COMPANY     COMPANY                           BASE RENTAL            % OF
                               OWNED GLA   OWNED GLA      BASE RENTAL           REVENUE           BASE RENTAL
                               EXPIRING    REPRESENTED   REVENUE AS OF     PER SQ. FT. AS OF     REVENUE AS OF
                     NO. OF       (IN         BY       DECEMBER 31, 1995   DECEMBER 31, 1995   DECEMBER 31, 1995
       LEASE         LEASES     SQUARE     EXPIRING     UNDER EXPIRING      UNDER EXPIRING      REPRESENTED BY
    EXPIRATION      EXPIRING     FEET)      LEASES          LEASES              LEASES          EXPIRING LEASES
------------------- --------   ---------   ---------   -----------------   -----------------   -----------------
  1996.............    45       170,065        4.6%       $ 1,388,934            $8.17                 5.5%
  1997.............    77       386,535       10.4          3,019,031             7.81                12.0
  1998.............    95       492,347       13.3          4,261,302             8.66                16.9
  1999.............    50       335,053        9.0          2,353,911             7.03                 9.3
  2000.............    68       346,978        9.4          3,124,796             9.01                12.4

RENTAL REVENUES

     A substantial portion of income from the Ramco Properties consists of rent received under long-term leases. In addition, the property owner is entitled to recover from tenants of a share of the real estate taxes, insurance, utilities and common area maintenance of the respective shopping centers plus an administrative fee. Substantially all of the leases at the Ramco Properties provide for the reimbursement of certain capital costs, including roof and parking lot repairs. A substantial number of leases at the Ramco Properties also provide for the payment of additional rent calculated as a percentage of the tenant's gross sales above predetermined thresholds. For the year ended December 31, 1994, recoveries from tenants, including administration charges, as a percentage of property operating and maintenance expenses and real estate taxes equalled 101%.

     The following table compares, by Ramco Property, the average base rental rate per square foot of Company owned GLA as of December 31, 1995, leased by:
(i) national, regional and local tenants, and (ii) Anchors and small shops.

                                                                                       TENANT SIZE
                                                         TENANT TYPE                -----------------
                                               --------------------------------                SMALL
               SHOPPING CENTER                 NATIONAL     REGIONAL     LOCAL      ANCHOR     SHOPS
---------------------------------------------  --------     --------     ------     ------     ------
Clinton Valley Mall..........................   $ 7.76       $10.50      $ 7.04     $ 6.62     $10.15
Clinton Valley Strip.........................     6.54        12.17       11.94        n/a       9.52
Eastridge Commons............................     6.32         8.48        9.29       5.82      10.32
Edgewood Towne Center........................     8.72         7.91        7.95        n/a       8.41
Ferndale Plaza...............................    10.97         9.70        9.89        n/a      10.72
Fraser Shopping Center.......................     3.06         9.20        5.01       4.01       5.00
Jackson Crossing.............................     6.82         8.56        9.71        n/a       7.86
Kentwood Towne Center........................     7.48        11.37        9.99       5.99       9.85
Lake Orion Plaza.............................     3.56        14.11       10.72       3.56      11.08
Naples Towne Center..........................     5.89         1.60        9.47        n/a       4.46
New Towne Plaza..............................     4.57        10.50        9.39       3.03       8.09
OfficeMax Center.............................    10.44          n/a         n/a      10.44        n/a
Oak Brook Square.............................     7.88        10.68       10.35       6.13       9.56
Roseville Plaza..............................     6.10         6.72        7.33       6.06       6.65
Southfield Plaza.............................     6.63          n/a       14.38       6.01      12.64
Southfield Plaza Expansion...................    16.00        16.25       12.72        n/a      13.91
Spring Meadows Place.........................     8.96        11.68       12.36       6.53      11.23
Tel Twelve Mall..............................     5.70        21.75        9.21       3.23      15.42
Troy Towne Center............................     7.93         7.43       10.78       6.97       9.56
West Allis Towne Centre......................     7.14         5.95       10.53       6.50       7.67
West Oaks I..................................     2.53         2.71       18.52       1.76       7.11
West Oaks II.................................    11.05        16.66       14.47       7.00      13.74

ADDITIONAL INFORMATION WITH RESPECT TO RAMCO AND THE RAMCO PROPERTIES

     General

     Other than ordinary routine litigation incidental to their businesses, neither Ramco nor any of the Ramco Properties is a party to or subject to any material pending legal proceedings. The common stock of Ramco is not traded on any securities exchange; all of such stock is owned by the five Ramco Principals. No dividends have been paid on the Ramco common stock. During the last two fiscal years, Ramco has had no changes in or disagreements with accountants on accounting and financial disclosure of the type required to be disclosed by Item 304 of Regulation S-K under the Securities Act of 1933, as amended.

     Management's Discussion and Analysis of Results of Operations and Financial Condition

     Ramco Properties

     Comparison of Nine Months Ended September 30, 1995 to Nine Months Ended September 30, 1994.

     Revenues increased $.3 million, or 1%, to $29.5 million for the nine months ended September 30, 1995 from $29.2 million for the nine months ended September 30, 1994. The increase was attributable to the positive impact of contractual rent increases and new tenant leases, which more than offset the effect of leases expired or terminated.

     Operating expenses were $12.6 million for the nine months ended September 30, 1995 as compared to $12.5 million for the comparable period in 1994.

     Revenues in excess of certain expenses increased $.3 million, or approximately 2%, to approximately $17 million for the nine months ended September 30, 1995 from the nine-month period ended September 30, 1994 due primarily to the revenue increases discussed above.

     Comparison of Year Ended December 31, 1994 to Year Ended December 31, 1993.

     Revenues increased $1.4 million, or 3.8%, to $39.1 million for the year ended December 31, 1994 from $37.7 million for the year ended December 31, 1993. Approximately $1.1 million of the increase was attributable to increases in minimum rents, of which $.6 million was due to the initial leasing of space at centers under development or expansion, including Jackson Crossing, West Allis Towne Centre and New Towne Plaza. The balance of the minimum rent increase of $.5 million was due to continued improvements in rental rates for the releasing of space at existing centers. Recoveries from tenants increased $.7 million due in large part to improved occupancy levels at the development centers, offset in part by decreases of $.3 million in real estate tax recovery caused by lower real estate tax expenses.

     Certain expenses increased $.2 million, or 1%, to $16.7 million in 1994 from $16.5 million in 1993. Higher property operating and maintenance expenses were caused primarily by increased utility and maintenance costs were offset in part by lower real estate taxes due to the passing of Proposal A in Michigan, which served to reduce real estate tax expenses.

     Revenues in excess of certain expenses increased $1.2 million, or approximately 6.0%, to $22.4 million in 1994 from $21.2 million in 1993 for the reasons stated above.

     Comparison of Year Ended December 31, 1993 to Year Ended December 31, 1992.

     Total revenue increased $3.3 million, or 9.5%, to $37.7 million for the year ended December 31, 1993. Increases in minimum rents were $1.1 million, of which $.6 million was provided from shopping centers under development. Recoveries from tenants increased $2.1 million, with $1.0 million of the increase due to higher utility recoveries attributable to the full year impact of implementing or expanding electric resale programs at seven of the shopping centers during 1992. Recoveries from tenants also increased due to both higher property operating costs and higher recoveries at centers achieving improved occupancy levels.

     Operating expenses increased $1.2 million, or 8%, to $16.5 million in 1993 from $15.3 million in 1992. Higher property operating costs were caused by higher utility expenses of $.7 million due to the full year impact of the electric resale program implementation at seven shopping centers with the balance of the increase due primarily to higher property maintenance costs.

     Revenues in excess of certain expenses increased $2.0 million, or 10%, from $19.2 million to $21.2 million, for the reasons stated above.

     Ramco

     Comparison of the Nine Months Ended September 30, 1995 to Nine Months Ended September 30, 1994.

     Revenues increased $.6 million, or 17.0%, to $4.3 million for the nine-month period ended September 30, 1995 from $3.7 million for the nine-month period ended September 30, 1994. The majority of the increase was due to increased leasing and brokerage commission revenue in 1995.

     Operating expenses increased $.25 million, or 8.0%, to $3.3 million for the nine months ended September 30, 1995 from the nine-month period ended September 30, 1994 due primarily to increased salaries and employee benefit costs.

     Comparison of Year Ended December 31, 1994 to Year Ended December 31, 1993.

     Revenues increased $.8 million, or 18%, to $5.2 million in the year ended December 31, 1994 from $4.4 million in the year ended December 31, 1993. The increase was largely attributable to increases in leasing fees due to higher leasing activity and development fees due to the development of three shopping centers in 1994.

     Expenses increased $.3 million, or 8%, to $4.1 million in 1994 from $3.8 million in 1993. The increase was primarily due to increased salary and employee benefit expenses.

     Comparison of Year Ended December 31, 1993 to Year Ended December 31, 1992.

     Revenues decreased $.15 million, or 3.25%, to $4.4 million for the year ended December 31, 1993. This decrease was due to lower leasing fees and development fees caused by a reduction in development activities, offset in part by increases in cost reimbursements.

     Operating expenses decreased $.15 million, or 3.5%, to $3.8 million for the year ended December 31, 1993. This decrease was primarily a result of reduced interest expense due to the repayments of advances from shareholders and capitalized lease obligations.

     Seasonal Nature of Shopping Center Industry

     The shopping center industry is seasonal in nature. Tenant sales and occupancy are highest in the fourth quarter due to the Christmas selling season. Back-to-school and Easter events also result in sales fluctuations.

FUTURE OPERATIONS

     Business Objectives and Strategy

     General. The Company's business objectives and operating strategy following consummation of the Ramco Acquisition will be to increase cash available for distribution per share. The Company expects to achieve internal growth and to enhance the value of the Properties by increasing their rental income over time through (i) contractual rent increases, (ii) the leasing and re-leasing of available space at higher rental levels, and (iii) the selective renovation of the Properties. The Company intends to achieve external growth through the development of new shopping center properties, the selective acquisition of shopping center properties and through the expansion and redevelopment of existing Properties.

     Operations and Management. Ramco will perform all property management functions for the Properties. Ramco has more than 130 full-time employees devoted exclusively to property management, including on-site personnel. Following the Ramco Acquisition, property management efforts will continue to be directed toward improving tenant sales and rents by continually repositioning the centers. Ramco strives to meet the needs of its tenants in the areas of promotion, marketing and ongoing management of its properties and seeks to bring together a sufficient critical mass of complementary tenants. As part of its property management efforts, Ramco monitors tenant mix, store size, sales results and store locations, and works closely with tenants to improve the overall performance of their stores. Ramco seeks to anticipate trends in the retailing industry and introduce new retail names and concepts into its shopping center properties in response to these trends.

     Ramco's Leasing/Development Department consists of over 15 full-time professionals. The Leasing Department, headed by Michael Ward, and the Development Department, headed by Richard Gershenson, are responsible for maintaining relationships with tenants in order to promote opportunities for new development and expansion.

     Development. Ramco has more than 40 years' experience as a shopping center developer and operator, and has developed over 70 shopping center properties throughout its history. The Ramco Principals, who will enter into three-year employment agreements with the Company, have an average of 25 years' experience in the shopping center industry. Ramco currently has 15 full-time employees devoted to property development, redevelopment and leasing and maintains in-house capability to bring a development project from conceptualization to completion. Ramco developed or substantially redeveloped all but one of the Ramco Properties.

     Upon consummation of the Ramco Acquisition, the Company will acquire several development opportunities, which are currently in different stages of predevelopment activity and approval processes. The development opportunities include option agreements, purchase agreements, leases in various stages of negotiation, site plans, building permits, due diligence materials, governmental approvals, and other assets.

     The following sets forth certain information concerning those development opportunities which have proceeded at least to the stage of having signed agreements for the acquisition of the land which is the subject of the particular development opportunity.

          - The Company has acquired approximately 26 acres of land located immediately west of Jackson Crossing in Jackson, Michigan. The shopping center under development upon such land is expected to contain at least 220,000 square feet of GLA. Leases with Lowe's Home Improvement Center (approximately 130,000 square feet), OfficeMax (23,000 square feet) and Ben Franklin Crafts (approximately 18,000 square feet) have been executed. Ramco expects to open the center in the summer of 1996.

          - The Company will hold options to acquire approximately 48 acres located in Springfield Township, Ohio, upon which the Company anticipates developing a shopping center of approximately 320,000 square feet including six major tenants. Ramco is currently in discussion with potential users of such space including a home improvements retailer, a home furnishings retailer, an entertainment and media retailer, a pet food retailer, a supermarket, and an electronics retailer. These options expire on September 30, 1996.

          - The Company will hold options to acquire land located in Novi, Michigan upon which the Company anticipates developing a shopping center (West Oaks III) which could include over 500,000 square feet of retail space. The new development would become part of the West Oaks complex. These options expire on September 15, 1996.

     At the closing of the Ramco Acquisition, and to the extent funds are available under the Credit Facility described below under "Mortgage Debt -- The Credit Facility," affiliates of the Ramco Group will be reimbursed for the costs incurred to date in connection with the development opportunities acquired by the Company from such affiliate of Ramco, which costs include consideration paid to obtain or extend options to acquire real property, and in the case of the real property acquired in Jackson, Michigan described above and one other real property, consideration paid to acquire such real property. As of September 30, 1995, these costs were approximately $4,979,000. Thereafter, the Ramco Principals will conduct all their retail property development activities through the Company.

     The decision as to which, if any, of the development opportunities to pursue and the timing and scope of such developments are business judgments to be made by the Company. The Company believes that these development opportunities may represent attractive opportunities for growth of its cash available for distribution. There can be no assurance that, even though the Company will own the development opportunities, it will ultimately succeed in obtaining the land rights, zoning and other governmental approvals, leasing commitments, and other approvals and commitments necessary for an economically successful development. Similarly, although the Company is expected to have available financing under the Credit Facility, there can be no assurance that the Company will have the financing required to develop and/or acquire all of these properties, or that it will decide to proceed with the development and/or acquisition of any particular property. See "-- Risk Factors -- Risk of Development, Construction and Acquisition Activities."

     Expansions and Redevelopment. Ramco is currently engaged in the following expansions and redevelopments of its Properties. No assurance can be given, however, that any of such expansion and redevelopments will occur after consummation of the Ramco Acquisition.

          - Troy Towne Center located in Troy, Ohio will be expanded in 1996 by the inclusion of approximately 21,050 square foot Sears Paint & Hardware store. It is anticipated that construction will commence in 1996 and the tenant will take occupancy in the third quarter of 1996.

          - Spring Meadows Shopping Center located in Springfield Township, Ohio will be expanded by increasing the existing TJ Maxx store of 25,000 square feet by an additional 7,000 square feet. It is anticipated that the expansion will commence in the first half of 1996.

          - The Company is renovating the entire shopping center at Roseville Plaza pursuant to which the front of the shopping center will be redesigned and a new facade will be installed. Construction has commenced and will be completed in 1996.

     As part of its ongoing business strategy, the Company will in the future seek to expand and redevelop existing Properties in its shopping center portfolio, as well as newly acquired properties, depending on tenant demands and market conditions.

     Acquisitions. Following the Ramco Acquisition, the Company's strategy will be to attempt to take advantage of attractive purchase opportunities by acquiring additional shopping center properties in underserved, attractive and/or expanding markets. The Acquisition Department will be headed by Bruce Gershenson. The Company expects that it will leverage Ramco's regional presence and expertise by focusing new property acquisitions in the midwestern United States generally, and Michigan and Ohio in particular.

     Following the Ramco Acquisition, the Company will also seek to acquire other strategically located, quality shopping centers that (i) have leases at rental rates below market rates, (ii) have potential for rental and/or occupancy increases or (iii) offer cash flow growth or capital appreciation potential where the Company's financial strength, relationships with retail companies or expansion or redevelopment capabilities can enhance value, and provide anticipated total returns that will increase the Company's cash available for distribution per share. The Company believes that its acquisition of Ramco's substantial in-house redevelopment and expansion capabilities provide it with opportunities to acquire additional shopping center properties that may not necessarily be attractive to other owners. The Company will thus seek acquisitions that will benefit from expansions or renovations.

     Line of Credit. Initially, the Company expects to fund future acquisitions, developments, expansions and redevelopments by accessing its unfunded borrowing capacity under the Credit Facility. See "-- Mortgage Debt -- The Credit Facility."

MORTGAGE DEBT

     On a pro forma basis as of December 31, 1995, after giving effect to the Ramco Acquisition and the application of the RPS Cash to the Company as described in "-- The Master Agreement -- Use of Cash," the combined total indebtedness of the Company shown on the Company's consolidated financial statements would be approximately $124,080,000. Of that amount, $106,992,000 is associated with fixed rate debt and $17,088,000 is associated with floating rate debt. Total indebtedness includes the Company's pro rata share (50% in each case) of the debt on Kentwood Towne Center and Southfield Plaza Expansion and $4,979,000 of debt related to costs incurred by the Ramco Group in connection with the development of opportunities acquired by the Operating Partnership. See "-- Credit Facility" below. As of December 31, 1995, the Company's share of the debt encumbering Kentwood Towne Center was approximately $5,571,000, and Southfield Plaza Expansion was approximately $887,500.

     The Company's pro forma mortgage debt as of December 31, 1995, including its 50% share of the debt on Kentwood Towne Center and Southfield Plaza Expansion, will have principal maturities (including regularly scheduled amortization) as follows:

                                                                 (IN THOUSANDS)
                                                                 --------------
                1996...........................................     $    906
                1997...........................................        1,951
                1998...........................................       13,996
                1999...........................................        2,118
                2000...........................................        7,521
                Thereafter.....................................       97,588
                                                                    --------
                                                                    $124,080
                                                                    ========

     The floating rate debt secured by Oakbrook Plaza is evidenced by tax free bonds, which, as of December 31, 1995, accrue interest at the rate of 5.7% per annum. The interest rate on such debt is 75% of the rate of new issue long-term Capital A rated utility bonds as reported by Salomon Brothers. The rate is adjusted quarterly. Although there are no current plans to pursue an interest rate cap agreement to provide an interest rate ceiling, the Company may consider doing so in the future or entering into other interest rate protection agreements if appropriate with respect to such floating rate indebtedness to reduce exposure to increases in interest rates on such debt. The Company may also choose to incur floating rate debt in the future.

     While a portion of the Company's indebtedness will be existing debt encumbering certain of the Ramco Properties, a majority of the debt will be incurred simultaneously with the date of the closing of the Ramco Acquisition, by means of a mortgage loan made by an insurance company. See "-- The Mortgage Loans." On a pro forma basis at December 31, 1995, after giving effect to the Ramco Acquisition and the application of the RPS Cash to the Company, the Company would have a ratio of debt-to-total market capitalization (i.e., the aggregate of the market value of all issued and outstanding shares and Units plus the total debt of the Company, including the Company's pro rata share of the debt on Kentwood Towne Center and Southfield Plaza Expansion) of approximately 45%. The debt-to-total market capitalization ratio is based upon an assumed per share price of $16.00 which may differ from the actual trading price of the shares. Because the ratio will ultimately be based on the market value of the Company's equity, it will fluctuate with changes in the price of the shares.

     The following table sets forth certain information regarding the mortgage indebtedness encumbering the Ramco Properties which will remain in place after the Ramco Acquisition, including those Ramco Properties in which the Company will have less than a 100% interest. All of the mortgage indebtedness will be nonrecourse to the Company, subject to certain limited exceptions including fraud, waste, material misrepresentation, environmental liabilities and misuse of casualty and condemnation proceeds. The information set forth below is on a pro forma basis as of December 31, 1995, after giving effect to the Ramco Acquisition, the application of the RPS Cash, and the Mortgage Loans described below.

           MORTGAGE INDEBTEDNESS OUTSTANDING AFTER RAMCO ACQUISITION

                                                        ANNUAL                   BALANCE       EARLIEST
                             ANNUAL        PRINCIPAL     DEBT                     DUE ON        DATE ON
                            INTEREST       BALANCE     SERVICE      MATURITY     MATURITY     WHICH DEBT
                              RATE         (000'S)(1)  (000'S)        DATE       (000'S)    CAN BE PREPAID
                            ---------      --------    --------     --------     --------   ---------------
Oak Brook Square...........     5.7%(2)    $  7,000    $    399(2)   1/01/10     $  7,000     Any Time
West Oaks II...............    7.75(3)        8,669       1,090      1/01/06        4,344     Any Time
Spring Meadows Place.......    7.75(4)        7,564         951      1/01/06        3,793     Any Time
Spring Meadows Place.......    8.75           1,931         197      5/31/98        1,855      8/1/96
Southfield Plaza
  Expansion(5)(6)..........    8.00             887          89     12/01/95            0     Any Time
Kentwood Towne Center(5)...   9.375           5,571         566      4/15/00        5,342     Any Time
The Mortgage Loans(7)......    8.28          78,000       7,399(7)   1/10/06       65,492     1/10/01
                               7.77           4,370         397      1/10/06        3,628     1/10/01
The Credit Facility(8).....    7.75          10,088         782      4/29/99(8)    10,088     Any Time
                                           --------     -------
          Total............                $124,080    $ 11,870
                                           ========     =======

---------------
(1) All principal balances are as of December 31, 1995, except for (i) the Mortgage Loans, for which the principal balances are those represented by the commitment described below under "-- The Mortgage Loans" and (ii) the Credit Facility, for which the principal balance is that anticipated to be drawn down as of the closing of the Ramco Acquisition. See "-- The Credit Facility" below.

(2) Interest rate as of December 31, 1995. The outstanding mortgage indebtedness bears interest at a floating rate per annum equal to 75% of the rate of new issue long-term Capital A rated utility bonds as reported by Salomon Brothers.

(3) The Company has reached an agreement in principle with the existing lender to refinance the existing loan, less a principal paydown of $773,000, for a term of 10 years with an interest rate of 1.75% over 10-year United States Treasury Bonds. At the time of such agreement in principle, the effective interest rate was 7.75%. Principal will amortize over a 20 year period. The closing of this refinancing is a condition to the closing of the Ramco Acquisition.

(4) The Company has reached an agreement in principle with the existing lender to refinance the existing loan, less a principal paydown of $4,311,000, for a term of 10 years with an interest rate of 1.75% over 10-year United States Treasury Bonds. At the time of such agreement in principle the effective interest rate was 7.75%. Principal will amortize over a 20 year period. The closing of this refinancing is a condition to the closing of the Ramco Acquisition.

(5) Represents the Company's pro rata share of the indebtedness (50%).

(6) Prior to the closing of the Ramco Acquisition, Ramco is obligated to refinance the debt on Southfield Plaza Expansion on the following terms: (i) the principal amount of the loan shall not be more than $1,775,000, (ii) the loan shall have a term of 20 years (subject to a lender call right at the end of 10 years), (iii) the loan will bear interest during its first 10 years at a fixed rate of 7.5% per annum and beginning with the 11th year, the interest rate will change every 12 months to .375% above the Moody's A Corporate Bond Index Daily Rate as of five business days prior to the date the rate adjusts, and (iv) the loan will amortize principal over a 20 year period. Ramco has advised the Company that the holder of the Southfield Plaza Expansion note has not declared the note to be in default and has indicated that it will continue to unofficially extend the maturity date of such note until the pending refinancing of Southfield Plaza Expansion can be completed as described in this note (6).

(7) Pursuant to the terms of the Mortgage Loans, as more fully described below,
    (i) the aggregate amount of indebtedness shall be $82,370,000, which shall include (x) a $78,000,000 loan that will bear interest at a fixed rate of 8.28% per annum and require monthly payments of $538,200 representing interest only through December 31, 1996 and thereafter will require monthly payments of $616,556 representing interest and amortization of principal over a 25 year period, and (y) a $4,370,000 loan that will bear interest at a fixed rate of 7.77% per annum and require monthly payments of $28,296 representing interest only through December 31, 1996 and thereafter will require monthly payments of $33,065 representing interest and the amortization of principal over a 25 year period, (ii) the aggregate indebtedness will be cross-collateralized by Tel Twelve Mall, Eastridge Commons, Southfield Plaza, Roseville Plaza, New Towne Plaza, Clinton Valley Mall, Lake Orion Plaza, West Oaks I and Jackson Crossing, and (iii) the Mortgage Loans will mature 10 years after the closing of the Ramco Acquisition at which time balloon payments of $65,492,000 and $3,628,000, respectively, will be due and payable.

(8) The Credit Facility will mature three years from the closing thereof. The Company expects to utilize the Credit Facility to fund (i) the reduction in outstanding loan amounts for West Oaks II and Spring Meadows Place discussed in notes (3) and (4) above ($5,109,000), and (ii) the costs to date by the Ramco Group in connection with the development opportunities to be acquired by the Operating Partnership ($4,979,000). The floating interest rate is the reserve adjusted Eurodollar rate + 1.75%, which is anticipated not to exceed 7.75% at the closing of the Credit Facility.

     The following table sets forth certain information regarding the mortgage indebtedness encumbering the Ramco Properties that will be repaid in connection with the Ramco Acquisition.

              INDEBTEDNESS BEING REPAID OR REFINANCED UPON CLOSING
                              OF RAMCO ACQUISITION

                                                        ANNUAL                       12/31/95
                                                       INTEREST       MATURITY      PRINCIPAL
                     PROPERTY                            RATE           DATE         BALANCE
--------------------------------------------------  --------------    ---------    ------------
Tel Twelve Mall...................................  8.28%               1/10/06    $ 34,000,000
                                                    Prime + 1%          9/15/96          37,491
Fraser Shopping Center(1).........................  Prime + 1%          3/31/96       2,171,417
Eastridge Commons.................................  8.28%               1/10/06       6,800,000
                                                    Prime + 1%         12/26/00         674,000
Naples Towne Center(1)............................  Prime + 1%          3/31/96         938,650
Troy Towne Center.................................  Treas. + 4.25%      8/31/96       7,104,288
West Allis Shopping Center(1).....................  Prime + 1%          3/31/96      14,310,000
West Oaks I.......................................  7.77%               1/10/06       5,000,000
West Oaks II......................................  10.0%               11/1/01       9,441,892
Spring Meadows Place..............................  9.5%                5/31/98      11,874,769
New Towne Plaza...................................  Prime + 1%         12/26/00       1,588,000
                                                    8.28%               1/10/06       4,705,000
Ferndale Plaza....................................  9.75%               6/01/97       1,759,879
Clinton Valley Strip Center.......................  10.125%            11/15/02       1,616,656
Oak Brook Square(1)...............................  Prime + 1%          3/31/96       1,244,600
Clinton Valley Mall(1)............................  8.28%               1/10/06       7,300,000
                                                    Prime + 1%         12/26/98         400,000
                                                    Prime + .5%          4/1/96         151,308
                                                    9.0%                9/02/98         198,350
Lake Orion Plaza..................................  8.28%               1/10/06       2,950,000
                                                    Prime + 1%         12/26/00       1,431,000
Jackson Crossing..................................  Prime + 1.5%       12/31/96      25,106,215
                                                    Prime + 1%          9/15/96          21,226
Edgewood Towne Center.............................  8.28%               1/10/06       4,215,000
OfficeMax Center..................................  Prime + .75%       12/31/96       1,950,000
Roseville Plaza...................................  8.28%               1/10/06       9,850,000
                                                    Prime + 1%         12/26/00         905,000
Southfield Plaza..................................  8.28%               1/10/06       7,550,000
Unsecured Ramco Group Debt........................  Prime                Demand       3,200,000
                                                                                   ------------
Total Ramco Debt to be Refinanced or Repaid.......                                 $168,494,741
                                                                                    ===========

---------------
     (1) With respect to indebtedness having a maturity date of March 31, 1996 or April 1, 1996 (the principal balance of which was $18,815,975 as of December 31, 1995), Ramco has advised the Company that it has been successful in obtaining extensions of prior maturity dates of such loans in the past and they anticipate that current maturity dates will continue to be extended, if necessary, pending the consummation of the Ramco Acquisition. No assurance can be given, however, that the respective holders of such notes will extend the maturity dates thereof if the Ramco Acquisition has not closed prior to such maturities.

     Ramco Preclosing Loans. In December, 1995, the owners of certain of the Ramco Properties closed a series of mortgage loans (the "Preclosing Loans") with The Lincoln National Life Insurance Company ("Lincoln"), the insurance company which is making the Mortgage Loans (as defined and described below under "-- Mortgage Debt") to the Company. Each Preclosing Loan was secured by two separate promissory notes. Certain of the Preclosing Loans were cross collateralized and cross defaulted. Proceeds of the

Preclosing Loans were used to pay off the existing debt encumbering each of the properties encumbered by the Preclosing Loans.

     With the exception of the loans made with respect to West Oaks I, the interest rate for all loans was 8.28%. The interest rate for the West Oaks I loan was 7.77%. All loans have a ten year term. The first set of notes amortize principal over a 20 year term, and the second set amortize principal over a 15 year term. The Ramco Principals personally and unconditionally guaranteed payment of certain amounts of the Preclosing Loans, which guaranty reduces on a prorata basis as the loan balances are reduced.

     In connection with the closing of the Preclosing Loans, Lincoln agreed that, on the terms set forth in this Proxy Statement, upon consummation of the Contemplated Transactions, Lincoln will fund the Mortgage Loans, the proceeds of which will be used to pay off the Preclosing Loans.

     The following chart sets forth certain information about the Preclosing
Loans:

                                  AGGREGATE            LOAN NO. 1           LOAN NO. 2
          PROPERTY             PRINCIPAL AMOUNT     PRINCIPAL AMOUNT     PRINCIPAL AMOUNT     GUARANTY AMOUNT
-----------------------------  ----------------     ----------------     ----------------     ---------------
Tel Twelve Mall..............    $ 34,000,000         $ 32,000,000          $2,000,000          $ 2,000,000
Eastridge Commons............       6,800,000            6,050,000             750,000              750,000
Edgewood Towne Center........       4,215,000            3,900,000             315,000              315,000
Lake Orion Plaza.............       2,950,000            2,621,500             328,500              328,500
New Towne Plaza..............       4,705,000            4,463,250             241,750              241,750
Southfield Plaza.............       7,550,000            6,550,500             999,500              999,500
Roseville Plaza..............       9,850,000            8,338,000           1,512,000            1,512,000
Clinton Valley Mall..........       7,300,000            6,187,500           1,112,500            1,112,500
West Oaks I..................       5,000,000            4,370,000             630,000              630,000
                                  -----------          -----------          ----------           ----------
          Total..............    $ 82,370,000         $ 74,480,750          $7,889,250          $ 7,889,250
                                  ===========          ===========          ==========           ==========

     The Mortgage Loans. The Company has obtained a commitment for two mortgage loans (together, the "Mortgage Loans") from Lincoln to borrow an aggregate of $82,370,000 (consisting of a $78,000,000 loan and a $4,370,000 loan), the proceeds of which will principally be used to retire the remaining indebtedness on the Ramco Properties set forth above after the application of the RPS Cash to the pay down of such indebtedness. The commitment provides that payment of principal and interest on the Mortgage Loans will be cross-collateralized by, among other things, a first mortgage lien on the following Ramco Properties: Tel Twelve Mall, Eastridge Commons, Southfield Plaza, Roseville Plaza, New Towne Plaza, Clinton Valley Mall, Lake Orion Plaza, West Oaks I and Jackson Crossing. The Mortgage Loans will be nonrecourse loans, subject to certain limited exceptions including the following: (i) security deposits of tenants held by the borrower; (ii) rents collected for more than one month in advance; (iii) rents or other income collected after a default and not properly applied in accordance with the mortgage; (iv) fraud or material misrepresentations; (v) waste, as defined by case law and statutes; (vi) misappropriation or misapplication of insurance or condemnation proceeds; (vii) destruction of the premises (or any part thereof) in or from an uninsured or underinsured casualty for which the borrower is required to obtain insurance; (viii) real estate taxes, special improvement assessments, if any, and renewal insurance premiums for securing the property, subject to certain limitations; (ix) any and all costs incurred in order to bring the property into compliance with the accessibility provisions of the Fair Housing Act of 1988 and the ADA, subject to certain limitations; (x) any expense, damage, loss or liability arising from, under or with respect to a breach of the warranties to be contained in the mortgage concerning environmental matters or a claim by the lender under the environmental indemnity contained in the mortgage or in any separate indemnification agreement, subject to certain limitations; (xi) seizure or forfeiture of the property, and portion thereof or the borrower's interest therein pursuant to any federal, state or local law; and (xii) any cost incurred by lender in connection with (i) through
(xi) above. The commitment for the Mortgage Loans expires in October, 1996.

     The Mortgage Loans will bear interest at a fixed rate of 8.28% per annum on the $78,000,000 loan and 7.77% per annum on the $4,370,000 loan. The Mortgage Loans will require aggregate monthly payments of $566,496 (which includes $538,200 with respect to the $78,000,000 loan and $28,296 with respect to the

$4,370,000 loan) representing interest only through December 31, 1996 and thereafter will require aggregate monthly payments of $649,621 (which includes $616,556 with respect to the $78,000,000 loan and $33,065 with respect to the $4,370,000 loan) representing interest and the amortization of principal over a 25 year period. The Mortgage Loans will mature on January 10, 2006 at which time balloon payments of $65,492,000 and $3,628,000, respectively, will be due and payable.

     The Mortgage Loans will not be prepayable during the first five years of the loan term. Beginning with the sixth year of the loan term, full prepayment is permitted, subject to a prepayment fee based upon the greater of (i) a yield maintenance formula and (ii) one percent of the outstanding principal balance (at the time of prepayment) of the Mortgage Loans. There will not be prepayment fees charged if the lender applies casualty or condemnation proceeds to repayment of the Mortgage Loans, or under certain circumstances described below.

     After the fifth year of the loan term, individual properties may be released from the collateral pool without replacement by paying the portion of the principal of the loan allocated to that property based on a specified formula, together with the appropriate prepayment fee, and an additional sum equal to 25% of the principal balance being prepaid, which additional sum will be applied at par in the lender's discretion against the remaining principal balance. The loan documents will also include a limited right to transfer an interest in the collateral, subject to certain conditions and payment of certain amounts. Furthermore, the Company will have the right to substitute collateral so long as there is no default under the Mortgage Loans and the value of the substituted collateral, as determined by the lender, is equal or superior to the value of the replaced collateral.

     If the Company is unable to meet its obligations under the Mortgage Loans, the lender could foreclose on any or all of the Ramco Properties which secure the Mortgage Loans. In addition, the terms of the Mortgage Loans will include customary representations, warranties and events of default and will require the Company to comply with certain affirmative and negative covenants.

     The Company has paid approximately $485,772 to the lender (together with all costs and expenses incurred) for providing the Mortgage Loans. The Mortgage Loans will be funded simultaneously with the closing of the Ramco Acquisition.

     The Credit Facility. It is a condition to the closing of the Ramco Acquisition that Ramco, on behalf of the Operating Partnership, obtain a commitment from a bank or other financial institution for a $50,000,000 line of credit (the "Credit Facility"). The Operating Partnership intends to use the Credit Facility principally to fund growth opportunities. It is anticipated that the lender under the Credit Facility shall have funded on the closing of the Ramco Acquisition (i) approximately $5,110,000 for the purpose of retiring mortgage debt on the West Oaks II and Spring Meadows Place Properties and (ii) approximately $4,979,000 for the purpose of reimbursing affiliates of Ramco for certain out of pocket costs incurred in connection with certain development opportunities to be acquired by the Company. See "-- The Master
Agreement -- Conditions to Consummation of the Contemplated Transactions." These out-of-pocket costs include consideration paid to obtain or extend options to acquire real property and, in two cases, to acquire real property. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Future Operations -- Development."

     The Credit Facility is anticipated to bear interest at a floating rate equal to 175 basis points over the reserve adjusted Eurodollar rate and to require monthly payments of interest only. It is anticipated that a fee of $250,000 will be paid at the closing of the Credit Facility, a $37,500 agency fee will be paid each year to the lender agent, and that the Credit Facility will mature three years after the date such loan is closed at which time a balloon payment of the outstanding principal balance and all accrued but unpaid interest will be due and payable.

     It is anticipated that the Credit Facility will be secured by first mortgage liens on the eight otherwise unencumbered Ramco Properties and all of the RPS Properties. The maximum advanced under the Credit Facility may not exceed sixty percent of the collateral value. Subject to certain conditions, the Company will be permitted to obtain a release of the lien on a Ramco Property or RPS Property securing the Credit Facility by providing acceptable substitute collateral, including new developments or acquisitions.

     It is anticipated that the Credit Facility documentation will contain customary representations, warranties and events of default and will require the Company to comply with certain affirmative and negative covenants.

DISTRIBUTION POLICY

     The Company currently pays a regular quarterly distribution of $.08 per Share ($.32 per Share after taking into account the Reverse Split) which, if annualized, would equal $.32 per Share ($1.28 per Share after taking into account the Reverse Split) (or an annual distribution rate of 7.1% based on the closing price of $4.50 per share ($18.00 per Share after taking into account the Reverse Split) of the Shares on the NYSE on March 15, 1996. The Company's current level of cash available for distribution reflects the decrease in the Company's investment in participating mortgage loans and an increase in lower yielding short-term investments, as well as the continuing effect of certain underperforming loans on the performance of the Company's mortgage loan portfolio. The Company's increase in lower yielding short-term investments reflects the Company's plan of accumulating cash or cash equivalents that will be needed to fund the Ramco Acquisition. If the Ramco Acquisition is not consummated, such cash or cash equivalents could be invested in higher yielding real estate assets which, in turn, could increase the Company's prospects for producing cash available for distribution.

     Following consummation of the Ramco Acquisition, the Company intends to make regular quarterly distributions to its Shareholders. The Company currently intends to make a pro rata distribution with respect to the period from the closing of the Ramco Acquisition through June 30, 1996 based upon $.42 per Share for a full quarter after taking into account the Reverse Split. On an annual basis, this would be $1.68 per Share after taking into account the Reverse Split. The Company estimates that the distribution that will be made following the Ramco Acquisition will equal 85.9% of estimated cash available for distribution by the Company for the 12 months following the Ramco Acquisition. Shareholders should note that this distribution rate does not take into account distributions, if any, that may be made by the Spin-Off Company.

     The Company established this initial distribution rate based upon an estimate of the cash available for distribution after the Ramco Acquisition under present conditions. This estimate is based on pro forma net income for the 12 months ended September 30, 1995, as adjusted for certain events and contractual commitments that are not reflected in the historical or pro forma financial statements, but without giving effect to the amount of cash estimated to be used in (i) investing activities and (ii) financing activities (other than contractual principal payments). The Company anticipates that, except as reflected in the table below and the notes thereto, investing and financing activities will not have a material effect on estimated cash available for distribution. Shareholders should keep in mind that the Board of Trustees has the absolute right to change the distribution amount in the future if deemed to be in the best interest of the Company and the Shareholders. Distributions by the Company will be determined by the Board of Trustees and will be dependent upon a number of factors. The Company believes that its estimate of cash available for distribution constitutes a reasonable basis for setting the initial distribution; however, no assurance can be given that the estimate will prove accurate, and actual distributions may therefore be significantly different from the expected distribution. The Company estimates that approximately 43% of the 1996 distributions anticipated to be made by the Company after the Ramco Acquisition will represent a return of capital for federal income tax purposes. In addition, in order to maintain its qualification as a REIT under the Code, the Company is required to distribute 95% of its taxable income currently. The Company does not intend to cause the Operating Partnership to reduce the expected distribution if additional Units are issued to the Ramco Group following the fulfillment of certain leasing plans relating to the Lease Up Property. See "-- The Master Agreement -- Lease Up Property."

     THE ESTIMATES OF CASH FLOW FROM OPERATING ACTIVITIES AND CASH AVAILABLE FOR DISTRIBUTION ARE BEING MADE SOLELY FOR THE PURPOSE OF SETTING THE DISTRIBUTION RATE FOLLOWING THE CLOSING OF THE RAMCO ACQUISITION AND ARE NOT INTENDED TO BE A PREDICTION OR FORECAST FOR THE COMPANY'S RESULTS OF OPERATIONS OR OF ITS LIQUIDITY. NO ASSURANCE CAN BE GIVEN THAT THE COMPANY'S ESTIMATES WILL PROVE ACCURATE. ACTUAL RESULTS MAY VARY SUBSTANTIALLY FROM THE ESTIMATE.

     The following table illustrates the adjustments made by the Company to its pro forma net income for the twelve months ended September 30, 1995 to calculate cash available for distribution.

                                                                                  (IN THOUSANDS,
                                                                                      EXCEPT
                                                                                   DISTRIBUTION
                                                                                  PER SHARE AND
                                                                                  PAYOUT RATIO)
                                                                                  --------------
Pro forma net income before minority interest for the year ended December 31,
  1994...........................................................................    $ 11,709
Plus: pro forma net income before minority interest for the nine months ended
  September 30, 1995.............................................................       9,444
Less: pro forma net income before minority interest for the nine months ended
  September 30, 1994.............................................................      (8,527)
                                                                                      -------
  Pro forma net income before minority interest for the twelve months ended
     September 30, 1995..........................................................      12,626
Add back non-cash items:
  Pro forma depreciation and amortization related to real estate for the twelve
     months ended September 30, 1995 (1).........................................       5,989
                                                                                      -------
Pro forma funds from operations for the twelve months ended September 30, 1995
  (2)(3).........................................................................      18,615
Adjustments:
  Increase in minimum rent from leases which were in effect for only a portion of
     the twelve months ended September 30, 1995 (4)..............................       1,144
  Contractual rent increases for tenants in occupancy as of September 30, 1995
     (5).........................................................................         860
  Signed leases scheduled to commence during the twelve months ended
     September 30, 1996 (6)......................................................         848
  Decrease in minimum rent from leases terminated during the twelve months ended
     September 30, 1995, which were not renewed or re-leased by September 30,
     1995 (7)....................................................................        (906)
  Decreases in minimum rent from leases expiring during the twelve months ended
     September 30, 1996 (8)......................................................        (311)
                                                                                      -------
Funds from operations for the twelve months ended September 30, 1996 (2).........      20,250
Add back non-cash items:
  Elimination of straight lining of rents (9)....................................        (386)
  Amortization of management contracts and covenants not to compete (10).........         424
  Amortization of debt issuance costs (10).......................................          47
                                                                                      -------
Cash available from operating activities for the twelve months ended September
  30, 1996.......................................................................      20,335
     Non-revenue producing capital expenditures, tenant improvements and leasing
      commissions (11)...........................................................        (852)
     Principal amortization (12).................................................        (904)
                                                                                      -------
Cash available for distribution for the twelve months ended September 30, 1996...      18,579
Less: Minority Interests' share of cash available for distribution...............      (4,645)
                                                                                      -------
Company's share of cash available for distribution...............................      13,934
                                                                                      =======
Company's share of expected distribution (13)....................................      11,967
                                                                                      =======
Expected annual distribution per share (14)......................................    $   1.68
                                                                                      =======
Expected cash available for distribution payout ratio (15).......................        85.9%

---------------
 (1) Pro forma depreciation and amortization of $6,002 for the year ended December 31, 1994, plus $4,521 for the nine months ended September 30, 1995, less $4,534 for the nine months ended September 30, 1994. Pro forma depreciation and amortization for the 12 months ended September 30, 1995 includes $174,000 related to the Company's pro rata share of unconsolidated entities.

 (2) Funds from Operations, as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), represents income (loss) before minority interest (computed in accordance with generally accepted accounting principles), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. Funds from Opera-
tions, therefore, does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered an alternative to net income as an indication of the Company's performance or to cash flows from operating activities as a measure of liquidity or the ability to pay distributions. Further, while net income and cash generated from operating, investing and financing activities determined in accordance with generally accepted accounting principles consider capital expenditures which have been and will be incurred in the future, the calculation of Funds from Operations does not. Management generally considers Funds from Operations to be one measure of financial performance of an equity REIT that provides a relevant basis for comparison among REITs and it is presented to assist investors in analyzing the performance of the Company.

 (3) Approximately $1,618 or approximately 8.7% of the pro forma Funds from Operations for the 12 months ended September 30, 1995 is derived from percentage rents; of such amount, $799 relates to the RPS Properties and $819 relates to the Ramco Properties. Because the receipt of such rents is dependent on tenant sales, there can be no assurance that percentage rents for the 12-month period following the closing of the Ramco Acquisition will not be less than the percentage rents earned during the 12 months ended September 30, 1995.

 (4) Represents the incremental increase in Funds from Operations attributable to leases signed during the 12 months ended September 30, 1995 being in effect for the 12 months ending September 30, 1996.

 (5) Represents the incremental increase in Funds from Operations attributable to contractual rent increases for the twelve months ended September 30, 1996 (for tenants that were in occupancy at September 30, 1995) in excess of the rents recorded from those tenants during the twelve months ended September 30, 1995. The adjustment also reflects the expected reduction, if any, in percentage rents that would be attributable to these contractual rent increases and such adjustment is limited to the actual number of months in which the increased rental rate would be in effect for each lease.

 (6) Represents the incremental increase in Funds from Operations attributable to the increase in rents from new leases signed by September 30, 1995 and scheduled to commence during the 12 months ended September 30, 1996. The rents under such new leases have been included only for the portion of the twelve months ended September 30, 1996 that the leases will be in effect and such rents will be payable by the tenants. The Company expects that substantially all increases in property operating expenses, if any, will be reimbursed by tenants in the form of tenant recoveries.

 (7) Represents the rents received from leases which expired during the twelve months ended September 30, 1995 that was included in pro forma Funds from Operations for the 12 months ended September 30, 1995.

 (8) Represents the differential between rental revenue attributable to leases that will expire in the 12 months ending September 30, 1996 and actual rental revenues attributable to such leases included in pro forma Funds from Operations for the 12 months ended September 30, 1995.

 (9) Represents a reduction to pro forma Funds from Operations because rental income for the 12 months ended September 30, 1995 included a $386,000 increase due to straight lining of minimum rents, which is a non-cash adjustment required by GAAP.

(10) Pro forma amortization for the 12 months ended September 30, 1995 of management contracts and covenants-not-to-compete in connection with the Ramco Acquisition ($424,000) and deferred financing costs related to refinancing of mortgage indebtedness ($47,000).

(11) Represents the Company's estimated non-revenue producing capital expenditures ($369,000), tenant improvements ($245,000) and leasing commissions ($238,000) related to expected leasing activity for re-leased and vacant space. Capital expenditures relate to replacing a roof at Sterling Mall for $105,000 and additional construction at Jackson Crossing for $114,000. Tenant improvements were determined by multiplying the square footage of leases expiring in 1996 (170,065) by 20% (the historical percentage of leases not rolling over and requiring tenant improvements) and multiplying that product by $7.00 per square foot (the estimated average cost per square foot). Leasing commissions were determined by multiplying 80% of the square feet related to leases expected to roll over in 1996 by $1.00 per square foot and 20% of the leases expiring in 1996 (new tenants) by $3.00 per square foot.

(12) Includes the Company's pro rata share (50%) of principal payments ($64,000) related to the Company's interest in two shopping centers. The principal amortization was determined by utilizing pro forma debt levels at September 30, 1995.

(13) Represents the Company's approximate 75% share of estimated distributions from the Operating Partnership. Because additional Units may be issued if certain leasing and expansion plans with respect to the Lease-Up Property are fulfilled, the Company will at such time as it is required to release its quarterly earnings, announce pro forma information which adjusts the Company's per share earnings to reflect the effect of the Units earned by the Ramco Group at such date but remain unissued as of such date.

(14) Based on a total number of 7,123,105 shares to be outstanding following consummation of the Ramco Acquisition. The Company estimates that approximately 43% of the 1996 distributions anticipated to be made will represent a return of capital for federal income tax purposes.

(15) Calculated by dividing the expected annual distribution by the estimated cash available for distribution. The payout ratio of the Company's share of estimated Funds From Operations for the twelve months ending September 30, 1996 (approximately $15,188) equals 78.8%.

ENVIRONMENTAL MATTERS

     Under various Federal, state and local laws, ordinances and regulations relating to the protection of the environment ("Environmental Laws"), a current or previous owner or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances disposed, stored, released, generated, manufactured or discharged from, on, at, onto, under or in such property. Environmental Laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the presence or release of such hazardous or toxic substances. The presence of such substances, or the failure to properly remediate such substances when present, released or discharged, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. The cost of any required remediation and the liability of the owner or operator therefor as to any property is generally not limited under such Environmental Laws and could exceed the value of the property and/or the aggregate assets of the owner or operator. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at a disposal or treatment facility, whether or not such facility is owned or operated by such persons. In addition to any action required by Federal, state or local authorities, the presence or release of hazardous or toxic substances on or from any property could result in private plaintiffs bringing claims for personal injury or other causes of action.

     In connection with the ownership (direct or indirect), operation, management and development of real properties, the Company may be potentially liable for remediation, releases or injury. In addition, Environmental Laws impose on owners or operators the requirement of on-going compliance with rules and regulations regarding business-related activities that may affect the environment. Such activities include, for example, the ownership or use of transformers or underground tanks, the treatment or discharge of waste waters, the removal or abatement of asbestos-containing materials ("ACMs") or lead-containing paint during renovations or otherwise, or notification to the parties concerning the potential presence of regulated matter, including ACMs. Failure to comply with such requirements could result in difficulty in the lease or sale of any affected property and/or the imposition of monetary penalties and fines in addition to the costs required to attain compliance.

     Each of the Ramco Properties has been the subject of a Phase I Environmental Assessment completed by an environmental consultant, performed and obtained in contemplation of the Ramco Acquisition (collectively "Phase I Assessments"). The Phase I Assessments consisted of, among other activities, a visual inspection of the Ramco Properties and nearby properties and review of pertinent publicly available information. The Phase I Assessments, as with standard Phase I environmental assessments, generally do not include sampling or analysis of soil, groundwater or other media; however, at certain Ramco Properties, limited testing was performed for the presence of ACMs.

     Based on the Phase I Assessments, the Company is aware of the following environmental issues:

          - The Phase I Assessments included observation and/or limited testing for the presence of ACMs at the Ramco Properties. The Phase I Assessments revealed that ACMs and/or suspected ACMs are present at Clinton Valley Mall, Clinton Valley Strip, Fraser Shopping Center, Jackson Crossing, Lake Orion Plaza, New Towne Plaza, Roseville Plaza, Southfield Plaza and Tel Twelve Mall, primarily in the form of ceiling tiles, floor tiles, mastics, or pipe insulation. The identified ACMs and suspected ACMs are generally classified as non-friable and in good condition. In the course of future operations, maintenance, renovation or demolition at such Ramco Properties that may disturb such ACMs or suspected ACMs, whether classified as friable or non-friable, some or all of such ACMs or suspected ACMs ultimately may require removal.

          - The Phase I Assessments indicated that underground storage tanks ("USTs") are present at Jackson Crossing and Roseville Plaza and were formerly present at Lake Orion Plaza, New Towne Plaza, Tel Twelve Mall and West Oaks I Shopping Center, often in connection with tenant operations at gasoline stations or automotive tire, battery and accessory service centers. USTs also are or were present at properties nearby certain Ramco Properties. Certain of these tanks have or may have leaked, and consequently the Company may incur investigation, remediation, and/or monitoring costs, if the responsible current or former tenant or other responsible parties are unavailable to pay such costs.

     Except as described below, none of the Phase I Assessments revealed, nor is the Company aware of, any potential environmental liability that the Company believes could have a material adverse effect on the Company's business, assets or results of operations. No assurance can be given that the Phase I Assessments reveal all potential environmental liabilities, that any prior owner or tenant did not create any material adverse environmental condition not known to the Company, that no environmental liabilities have developed since the Phase I Assessments were prepared, that future laws, ordinances or regulations will not impose any material environmental requirement or liability, or that a material adverse environmental condition does not otherwise exist.

     The Phase I Assessment of Jackson Crossing revealed that as to a gasoline station located at such property there was a release of approximately 2,300 gallons of gasoline from a product line break in August, 1986 and a release of approximately 1,200 gallons of gasoline from a delivery line break in October, 1991. The Phase I Assessment of Lake Orion Plaza revealed that a release of gasoline was discovered in 1987 at the time of removal of USTs from a gasoline station located adjacent to such property. Subsequent investigations indicated that levels of contamination exist in the ground water under such property. The Ramco Principals, jointly and severally, have agreed to indemnify the Company, the Operating Partnership and their respective subsidiaries and affiliates for any and all damages arising from or in connection with such environmental conditions at the Jackson Crossing and Lake Orion Plaza properties. On March 20, 1995, the Company received a letter from the New York Department of Environmental Conservation regarding the release of materials to the ground water from an off-site source and the presence of such in the well or ground water at the Trinity Corners Shopping Center property. Although the Company believes that the costs of any such remediation are the responsibility of third parties, if such remediation is required to be undertaken by the Company and at its expenses, it may have a material adverse effect on the Company's financial condition and results of operations. The Company has agreed to indemnify the Ramco Group for any and all damages arising from or in connection with the environmental condition present at its Trinity Corners property.

EXCLUDED/OPTION PROPERTIES

     Excluded Properties. Of the 29 shopping center and retail properties in which the Ramco Principals have a direct ownership interest, the following seven properties are not being included in the Ramco Acquisition because (i) their transfer is contractually restricted or (ii) the existing capital structure is inconsistent with the Company's investment objectives.

     Summit Place Complex. The Summit Place Complex is an approximately 1,940,000 square foot combined regional enclosed mall and power center located in Waterford, Michigan. The Ramco Principals own a 10% non-controlling minority interest in the Summit Place Complex.

     Park Place Shopping Center. Park Place Shopping Center is an approximately 249,000 square foot power center located in Sandusky, Ohio. The Ramco Principals own a 30% non-controlling minority interest in Park Place Shopping Center. In addition, the center is highly leveraged.

     North Towne Commons. North Towne Commons is an approximately 387,000 square foot power center located in Toledo, Ohio. The center is highly leveraged and in addition, Phar Mor, a major tenant, recently rejected its lease in bankruptcy and vacated the center.

     Livonia Builders Square. Livonia Builders Square is an approximately 94,000 square foot builders square store located in Livonia, Michigan. The Ramco Principals own a 1% non-controlling minority interest in this project. In addition, the center will be highly leveraged.

     Bay Towne Shopping Center. Bay Towne Shopping Center is an approximately 164,000 square foot community shopping center located in Saginaw, Michigan. The Ramco Principals own a 25% non-controlling minority interest in Bay Towne Shopping Center. In addition, the center is highly leveraged.

     Blue Ash Commons. Blue Ash Commons is an approximately 162,000 square foot community shopping center located in Blue Ash, Ohio. The ownership interest of the Ramco Principals in Blue Ash Commons consists of fee ownership of the underlying land as well as a building sale-leaseback and land subleases with a third party.

     Rivers Edge. Rivers Edge is a two story office building containing approximately 31,400 square feet of GLA located in Southfield Michigan. Ramco currently leases approximately 12,400 square feet of GLA at Rivers Edge at an annual rental of $265,500. The lease expires on June 30, 1996, and is not subject to renewal.

     In addition, the Ramco Principals, through various trusts, have certain indirect non-controlling ownership interests in other real estate assets.

     Options on Excluded Properties. Except with respect to Blue Ash Commons, the Company will have the option, exercisable at any time during the 10-year period commencing on the closing of the Ramco Acquisition, to acquire the Ramco affiliates' interest in any of the shopping center properties described above, which properties have been excluded from the Ramco Acquisition (the "Option Properties"). Except with respect to the Summit Place Complex and North Towne Commons, the purchase price for any Option Property will equal the lesser of (i) such affiliate's net cash investment in such property and (ii) the fair market value of such affiliate's interest in such property payable in cash or Units, at the option of the seller. If, at any time during the ten-year period commencing on the closing of the Ramco Acquisition, any of the Ramco Principals' and any affiliate of the Ramco Principals' direct or indirect interest in the Summit Place complex, in the aggregate, equals 25% or more, the Company will have an automatic option to acquire all of such persons' interests in such property at a price equal to 90% of the fair market value of such interests. Each Ramco affiliate may sell its interest in any or all Option Properties free and clear of the option prior to the expiration of the ten-year period provided that it gives notice to the Company and extends to the Company the first offer to acquire such interest. The exercise of the option or right of first offer may require approval of partners in the owner of the Option Property not affiliated with the Ramco Group. The Ramco affiliates subject to these options will not seek such approval until after the Company has exercised its option or right of first offer, and there can be no assurance that such approval will be granted.

     The Company will have the option (the "North Towne Option"), exercisable at any time during the 10-year period commencing on the closing of the Ramco Acquisition, to acquire the partnership interest of the Ramco affiliate in the partnership which owns North Towne Commons. The option price for this interest in North Towne Commons will equal the product of (i) the percentage interest of the Ramco affiliates in the partnership which owns North Towne Commons and (ii) 110% of the principal amount of the mortgage loan balance as of December 31, 1994 ($13,000,000). The option price will be payable (i) by taking title to this interest in North Towne Commons subject to a pro rata portion of the North Towne Commons debt and

(ii) the balance in cash or Units, at the option of the seller. The option price is subject to certain adjustments to reflect the impact of capital transactions. Based on the current 70% partnership interest of the Ramco affiliate in North Towne Commons and the existing mortgage balance of $13,000,000, the purchase price would be approximately $10,010,000. The Ramco affiliate may sell its interest free and clear of the option prior to the expiration of the ten-year period provided that it gives notice to the Company and extends to the Company the first offer to acquire such interest. The exercise of the North Towne Option or the right of first offer may require approval of other partners in the partnership which owns North Towne Commons who are not affiliated with the Ramco Group. The Ramco affiliate will not seek such approval until after the Company has exercised its option or has made its first offer and there can be no assurance that such approval will be granted. The Independent Trustees will review and a majority of the Independent Trustees will approve the acquisition by the Company of any of the Option Properties.

CERTAIN PROPERTY PARTNERSHIP AGREEMENTS

     Pursuant to the Ramco Acquisition, the Company will not acquire title to Kentwood Towne Center and Southfield Plaza Expansion, but will instead acquire partnership interests in the partnerships owning such shopping centers (the "Property Partnerships"). In each case, the Company will own a 50% managing general partner interest in each Property Partnership, with control over the day-to-day operations of the shopping centers. However, certain significant decisions with respect to the ownership and operation of the shopping centers and the Property Partnerships will or may require the consent of other partners in the Property Partnerships (the "Outside Partners"), including, without limitation, (a) decisions with respect to the sale or refinancing of the shopping center, (b) entering into certain tenant leases, (c) adoption of operating budgets and (d) expenditures in excess of budgeted amounts. Moreover, even where the consent of the Outside Partners is not required, the Company may have certain fiduciary responsibilities to the Outside Partners which it will need to consider when making decisions relating to the shopping centers and the Property Partnerships, including, without limitation, certain decisions with respect to the timing and amount of distributions of available cash and of additional capital contributions.

     In addition, the rights to sell or transfer partnership interests in the Property Partnerships are subject to certain limitations, consents and rights of first refusal which may inhibit the ability of the Company to sell its interest in the Property Partnerships to a third party. Similarly, the right of the Company to assign or pledge its partnership interests in the Property Partnerships may require the prior written consent of the Outside Partners. If a dispute arises with the Outside Partners of the partnership owning the Kentwood Towne Center with respect to the management or other decisions of such partnership which require the consent of a majority in interest of the partners, the interests of the Company may be subject to certain buy-out rights of such Outside Partners, including the right of the Outside Partners to purchase the Company's partnership interest for the fair market value of the partnership interest, as determined by appraisal.

     Following the closing of the Ramco Acquisition, the next distribution of available cash from each Property Partnership shall be prorated between the present owner of the partnership interest and the Company, on a per diem basis, based on the period covered by such distribution. Additionally, in each case, appropriate adjustments will be made so that the Company will receive cash equal to 50% of the amount of cash the Company would have otherwise received had the Company acquired title to the shopping centers and the adjustments and prorations provided in the other Ramco Agreements had occurred.

GROUND LEASES

     Two of the Ramco Properties are subject to ground leases as described below.

     The Lake Orion Plaza property is subject to a ground lease with respect to approximately 1.2 acres. The ground lease terminates in February 2006 and requires payments of $12,000 per year for the remainder of the term of the lease. Ramco has an option to purchase the ground lease during the last two years of the term of the lease at the appraised fair market value.

     The West Oaks I property is subject to a ground lease with respect to approximately 21.7 acres. The ground lease terminates in December 2061 and requires payments of $98,780 per year plus 25% of the percentage rentals received at the property.

THE MASTER AGREEMENT

     The Ramco Acquisition will be effectuated pursuant to the Master Agreement, a copy of which has been filed as an exhibit to the Company's Current Report on Form 8-K dated January 10, 1995, as amended by the Company's Current Report on Form 8-K/A1 dated March 1, 1996, and, with respect to the March 19, 1996 amendment to the Master Agreement, a copy of which has been filed as an exhibit to the Company's Current Report on Form 8-K dated March 28, 1996, and which are otherwise available upon request from the Company. The Initial Master Agreement has been filed as an exhibit to the Company's Current Report on Form 8-K dated April 24, 1995. The following summary of certain provisions of the Master Agreement, including the descriptions of certain provisions set forth elsewhere in this Proxy Statement, is subject to and qualified in its entirety by reference to the full text of the Master Agreement.

     The Transaction. Pursuant to the Master Agreement, on the date the Ramco Acquisition is consummated, (a) the Ramco Group will have transferred, or caused to be transferred (via contribution or merger), to the Operating Partnership the Ramco Properties, the Ramco Stock, the Development Land, the Option Properties and the Outparcels and (b) the Company will transfer, or cause to be transferred (via contribution or merger), to the Operating Partnership the RPS Properties and the RPS Cash, in exchange for interests in the Operating Partnership. Each of the Ramco Properties and RPS Properties to be contributed to the Operating Partnership will be contributed pursuant to individual contribution agreements (the "Ramco Agreements" and the "RPS Contribution Agreements" respectively) and the Ramco Stock will be contributed pursuant to an individual contribution agreement (the "Ramco Stock Contribution Agreement"). See "-- Structure of the Ramco Acquisition" and "-- Property Contribution Agreements." Upon the closing of the Ramco Acquisition, the Company will be admitted as the sole general partner of the Operating Partnership and will receive a 1% interest in the Operating Partnership, as a general partner, and an approximately 74% interest in the Operating Partnership, as a limited partner.

     Pursuant to the Ramco Acquisition, the Ramco Group will receive, in the aggregate, an approximately 25% interest in the Operating Partnership, as a limited partner, and the Company will assume approximately $184,015,000 of indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned properties). If certain leasing plans with respect to the Lease Up Property are fulfilled, the aggregate percentage interest to be received by the Ramco Group in the Operating Partnership may increase to a maximum of approximately 29%. The number of Units to be received by the Ramco Group will not fluctuate with changes in the price of the Shares. The Company is utilizing the Operating Partnership to effectuate the Ramco Acquisition in part to permit the Ramco Group to defer all or part of the tax consequences associated with the Company's acquisition of the Ramco Properties. The Company believes that this structure was an important factor in the Company's ability to reach an agreement with Ramco and the Ramco Group to acquire the Ramco Contribution Assets and that the ability to offer Units on a tax deferred basis to potential sellers of retail properties may give the Company an important competitive advantage in making future acquisitions.

     The purchase price for the Ramco Contribution Assets was negotiated as described below, by (i) analyzing the effects of the Ramco Acquisition on the Company's Funds from Operations and (ii) calculating the value of the RPS Contribution Assets. The Company also considered the relative contribution of the RPS Contribution Assets and the Ramco Contribution Assets, respectively, to the Company's pro forma Funds from Operations as well as the resulting implied capitalization rates of the estimated NOI of the RPS Properties on the one hand, and the Ramco Properties on the other hand. The Company's initial percentage interest in the Operating Partnership was negotiated based on the agreed upon value of the RPS Contribution Assets as a percentage of the agreed upon value of the Operating Partnership. The agreed upon value of the RPS Contribution Assets is $114,025,000, which was determined by adding to $68,000,000 (the Company's cash contribution to the Operating Partnership), the sum of (x) the value of the

RPS Properties as determined through negotiation based upon, among other things, the January 1995 Appraisals, less a 3% disposition fee ($45,600,000), and (y) the cost of certain capital improvements to be made to the RPS Properties prior to the closing of the Ramco Acquisition ($425,000). The agreed upon value of the Operating Partnership was determined through negotiation by capitalizing adjusted pro forma Funds from Operations of the Operating Partnership for the year ending December 31, 1995 at a rate of 12.35%. The assumed value per Share was determined through negotiation by dividing the number of Shares issued and outstanding (prior to the Ramco Acquisition) into $114,025,000 (the agreed upon value of the RPS Contribution Assets). There can be no assurance, however, that after the closing of the Ramco Acquisition the market value of the Shares will equal or exceed the agreed upon value of the RPS Contribution Assets.

     Lease Up Property. The Lease Up Property has not yet completed its initial leasing plan. The Lease Up Property includes all of the presently unleased GLA at the Jackson Crossing Property. The percentage interest in the Operating Partnership to be issued initially to the Ramco Group in connection with the Ramco Acquisition generally will reflect anticipated base rental revenues only from leases in place as of September 30, 1995 and, subject to limited exceptions, will not reflect revenues anticipated from leases to be executed or to become effective after such date. Pursuant to the leasing plans for the Lease Up Property, approximately 118,895 square feet of additional GLA of the Jackson Crossing Property may be leased through March 31, 1997.

     To facilitate the inclusion of the Lease Up Property in the Company's portfolio, the Ramco Group will have the right to receive additional consideration, in the form of additional Units, based upon the increase in annualized net cash flow from the Lease Up Property.

     The value of the additional consideration to be received by the Ramco Group with respect to the Jackson Crossing Property will be based upon the net improvement in NOI from such property between January 1, 1996 and March 31, 1997 (the "Jackson Lease-Up Period"). The value of additional consideration to be received in respect of the Jackson Crossing Property will equal the net improvement in property NOI capitalized at 12.35%, less amounts incurred or advanced by the Operating Partnership for capital expenditures relating to leases, tenant improvements, tenant allowances and leasing costs, plus interest on such funds advanced at a rate equal to the greater of (i) 10% per annum and
(ii) the prime rate of the Bank of Boston plus 2%. The net improvement in NOI will equal the annualized stabilized NOI from the Jackson Crossing Property from Qualifying Leases during the period from January 1, 1997 through March 31, 1997 ("Stabilized Jackson Income") minus the sum of (i) the NOI from the Jackson Crossing Property for the 12 months ending December 31, 1994, as adjusted to reflect contractual increases in base rents during the period from January 1, 1995 through December 31, 1995 attributable to Qualifying Leases existing at the Jackson Crossing Property at December 31, 1994, (ii) the annualized positive impact on Stabilized Jackson Income that is attributable to any automatic fixed minimum rent escalations that had become effective during the period from January 1, 1996 through March 31, 1997 and related to Qualifying Leases existing at the Jackson Crossing Property as of December 31, 1994, and (iii) percentage rents included in Stabilized Jackson Income in excess of the percentage rents taken into consideration in computing NOI from the Jackson Crossing Property for the 12 months ending December 31, 1994 with respect to Qualifying Leases in place as of December 31, 1994. In calculating the net improvement in NOI of the Jackson Crossing Property, rent with respect to any new lease will be reduced by the amount by which tenant improvements and tenant allowances in such lease (calculated by amortizing such amounts over the initial term of the lease) exceed the average thereof for the type of tenant which is the subject of such lease. Average tenant improvements and tenant allowances will be determined by independent public accountants selected by a majority of the Company's independent trustees and will be reviewed and approved by a majority of independent trustees. The number of additional Units to be issued with respect to the Jackson Crossing Property will equal the value calculated pursuant to the preceding formula divided by the assumed per Unit value of $16.00. The assumed Unit value will not fluctuate with changes in the trading price of the Shares. As a result, if at the time of such issuance the trading price per share exceeds $16.00, the issuance of these Units could have a dilutive effect on Funds from Operations per share.

     The Company anticipates that, in the event its leasing plans at the Jackson Crossing Property are fulfilled by March 31, 1997, a maximum of approximately 534,858 Units would be issued.

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

     The additional Units that may be earned with respect to future leasing activities at the Jackson Crossing Property will be issued following the expiration of the Jackson Lease-Up Period, except that if prior to the date of this Proxy Statement a Qualifying Lease that is the subject of more than 80% of the space previously occupied by Phar Mor at the Jackson Crossing Property (the "Phar Mor Space") is signed, the Ramco Group will on the date such tenant begins paying rent be issued a portion of such Units (the "Phar Mor Space Units"). The number of Phar Mor Space Units that will be issued at such time will be based on the annualized NOI attributable to the lease which is the subject of the Phar Mor Space, capitalized at 12.35%, less any amounts advanced or incurred by the Operating Partnership for capital expenditures, tenant improvements, tenant allowances and leasing costs attributable to such lease, plus interest on such funds advanced at an annual rate equal to the greater of (i) 10% per annum and
(ii) the prime rate of the Bank of Boston plus 2%. If issued, the Phar Mor Space Units will be held in escrow by the Company until the expiration of the Jackson Lease-Up Period and the determination of the net improvement in NOI from the Jackson Crossing Property during the Jackson Lease-Up Period. During the pendency of such escrow, the Ramco Group will receive any and all cash distributions attributable to such Units. If at the end of the Jackson Lease-Up Period, there is a net decrease in property NOI, the Phar Mor Space Units will be subject to forfeiture calculated based on the amount of such negative NOI, capitalized at 12.35%, plus the dollar amount of all distributions or dividends paid in respect of such Units between the date of issuance and March 31, 1997, divided by the assumed per Unit value of $16.00 per Unit. Any Units earned by the Ramco Group attributable to the net improvement in NOI at the Jackson Crossing Property during the Jackson Lease-Up Period will be offset by any Phar Mor Space Units that are issued.

     The calculation of additional Units that will be earned by the Ramco Group with respect to future leasing activities at the Jackson Crossing Property will be calculated by independent accountants selected by the Independent Trustees and will be reviewed and approved by a majority of the Independent Trustees.

     On July 3, 1995, the Ramco Group entered into a Qualifying Lease with Kohl's Department Stores, Inc. covering all of the Phar Mor Space plus an additional approximately 15,000 square feet of expanded GLA at the Jackson Crossing Property ("the Kohl's Lease"). The Kohl's Lease which covers in excess of 80,000 square feet of GLA has an initial term of 20 years, provides for an initial minimum rent of approximately $394,000 per annum and provides for the tenant to pay a share of the Jackson Crossing Property's common area maintenance charges up to a maximum of $0.75 per square foot and a pro rata share of real estate taxes. The Kohl's Lease also provides that the landlord will reimburse the tenant for up to $700,000 in renovation expenses, which expenses will be paid by the Ramco Group. The tenant under the Kohl's Lease is scheduled to commence occupancy and begin paying rent no later than March 15, 1996, in which event the Company will issue to the Ramco Group the Phar Mor Space Units at the closing of the Ramco Acquisition.

     Jackson Crossing Property Escrow. Because of existing vacancies at the Jackson Crossing Property, six tenants at such property, leasing an aggregate of approximately 49,190 square feet of Company owned GLA may, in the future, have the right to cancel their respective leases. If at the closing of the Ramco Acquisition, the events which permit one or more of these tenants to cancel its or their leases still exist, the Ramco Group will at the closing escrow with the Company the number of Units which has been allocated to the applicable lease(s). If at any time prior to March 31, 1997, any tenant under a lease pursuant to which an escrow was established terminates its leases as a result of the specified events, the Units allocated to such lease will be forfeited by the Ramco Group.

     Representations and Warranties. The Master Agreement contains various representations and warranties relating to, among other things: (a) the due organization, power, authority and standing of Ramco, the Company and the Operating Partnership and similar corporate and partnership matters; (b) the authorization, execution, delivery and enforceability of the Master Agreement;
(c) compliance with applicable instruments and laws; (d) the accuracy of certain information contained in certain documents filed by the Company with the Securities and Exchange Commission; (e) litigation; (f) the absence of certain material adverse changes and undisclosed liabilities; (g) taxes; (h) receipt of required consents; (i) the financial condition of the Ramco Properties; (j) retirement and other employee benefit plans; (k) labor matters; (l) brokers' and finders' fees with respect to the Contemplated Transactions; (m) the accuracy of representations and warranties contained in the Ramco Agreements, the RPS Contribution Agreements and the Ramco Stock

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

Contribution Agreement; (n) the accuracy of certain information and representations with respect to certain Ramco property leases; (o) compliance with securities laws by Ramco in connection with the issuance of the Units; (p) financial statements; (q) the Company's material contracts; and (r) the capitalization of the Company and its subsidiaries.

     Certain Covenants. Each member of the Ramco Group and the Company have agreed, among other things, prior to the consummation of the Contemplated Transactions, unless the other party agrees in writing or as otherwise required or permitted by the Master Agreement, (i) to use its best efforts to preserve intact its business organization and goodwill and keep available the services of its officers and employees, (ii) promptly to notify the others of the breach in any material respect of any representation or warranty contained in the Master Agreement, any failure to comply with or satisfy, in any material respect, any covenant, condition or agreement contained in the Master Agreement, any notice of the requirement of a third party consent to the Contemplated Transactions and any notice relating to any litigation or any order or judgment entered or rendered therein and (iii) to obtain all necessary consents and approvals to the Contemplated Transactions.

     In addition, each member of the Ramco Group and the Company have agreed that, among other things, prior to the consummation of the Contemplated Transactions, unless the other parties agree in writing, it (i) will conduct its business in the ordinary course consistent with past practice; (ii) will not make any changes or amendment of its limited partnership agreement, declaration of trust, certificate of incorporation or by-laws, except for, in the case of the Company, the amendments to its Declaration of Trust and By-Laws proposed in this Proxy Statement and, in the case of the Ramco Group, certain specified amendments to certain partnership agreements; (iii) will not issue, sell or otherwise dispose of any of its capital stock, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its capital stock; (iv) will not declare or pay any dividends in cash, securities or other property, make any other distribution with respect to its capital stock or acquire, directly or indirectly, by redemption or otherwise, any of its capital stock, except for, in the case of the Company, regular quarterly distributions on its Shares or any special distributions relating to the Spin-Off Transaction or the consummation of the Contemplated Transactions or any sale, pledge, transfer or other disposition of the Spin-Off Company Assets;
(v) will not reclassify, split up or otherwise change any of its capital stock, except for, in the case of the Company, effectuation of the Reverse Split; (vi) will not be party to any merger, consolidation or other acquisition; (vii) will not organize any new subsidiary or acquire any capital stock of any person or any equity or ownership interest in any business, except for the issuance of the Units to the Ramco Group and the Company; (viii) except with respect to certain excluded assets, will not borrow any funds or otherwise become subject to, whether directly or by way of guarantee or otherwise, any indebtedness for borrowing money, except for the refinancing of indebtedness paid at maturity through short-term borrowings which mature on or before the closing of the Ramco Acquisition or borrowings which are assumed by the Spin-Off Company at the closing of the Ramco Acquisition; (ix) will not prepay any obligation having a maturity of more than 90 days from the date it was issued and incurred, except for the prepayments contemplated in the Master Agreement; (x) will not enter into any agreement or commitment that restricts it from carrying on any business anywhere in the world; and (xi) will not waive any claims or rights of substantial value.

     The Master Agreement also provides that the foregoing restrictions will not
(a) prevent the Company from entering into an agreement providing for a Superior Alternative Transaction (as hereinafter defined) if the Master Agreement is thereafter terminated in accordance with its terms and (b) apply to, among other things, the Spin-Off Transaction and the Spin-Off Company Assets.

     Each member of the Ramco Group and the Company have agreed: (a) to use commercially reasonable efforts to cooperate with one another in (i) determining which filings are required to be made prior to the closing of the Ramco Acquisition with, and which consents, approvals, permits or authorizations are required to be obtained prior to the closing of the Ramco Acquisition from governmental or regulatory authorities in connection with the execution and delivery of the Master Agreement and the consummation of the Contemplated Transactions and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (b) to use commercially reasonable efforts to obtain in writing any consents required from third parties necessary to consummate the Contemplated Transactions; and (c) to use

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

commercially reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the Contemplated Transactions.

     In addition, the Company has agreed to use commercially reasonable efforts to enter into consensual termination agreements with Herbert Liechtung and Joel
M. Pashcow relating to their respective employment contracts with the Company that will become effective prior to or simultaneously with the Closing. The Company entered into consensual termination agreements with Mr. Liechtung effective as of February 29, 1996. As of March 26, 1996, the Company entered into a consensual termination agreement with Mr. Pashcow that will become effective upon the closing of the Ramco Acquisition. See "-- Termination of Existing Employment Contracts; Termination Agreements."

     No Solicitation. Subject to the fiduciary duties of the Company's Board of Trustees under applicable law, each of the Company and each member of the Ramco Group have agreed that each will not, directly or indirectly, through any officer, director, trustee, employee, agent or representative or otherwise (a) solicit or initiate the submission of proposals or offers from any other person or entity relating to any transaction or transactions (including, without limitation, private purchases, tender offer, exchange offer, merger, consolidation, partnership or other business combination) whereby, directly or indirectly, control of a material interest in the securities, assets, properties or business of the Company is acquired by or combined with any person, provided, however, such transaction or transactions shall not include the distribution, transfer or sale of the Spin-Off Company Assets or any actions relating thereto, or consummation of, the Spin-Off Transaction (an "Alternative Transaction"); (b) cooperate with, or furnish or cause to be furnished any non-public information concerning its business, properties or assets, or the business, properties or assets of any of its subsidiaries, to any other person or entity in connection with any Alternative Transaction; (c) negotiate with any other person or entity with respect to any Alternative Transaction; or (d) enter into any agreement or understanding with any other person or entity with the intent to effect any Alternative Transaction. In addition, each of Ramco and the Company has also agreed to immediately give written notice to the other of the details of any Alternative Transaction of which it is currently or becomes aware.

     Notwithstanding the foregoing, each of Ramco and the Company has agreed that the Company or its Board of Trustees, to the extent required by their fiduciary duties under applicable law, will not be prohibited from (i) providing information (including, without limitation, non-public information concerning its business, properties or assets or the business, property or assets of any of its subsidiaries) to, or participating in discussions or negotiations with, any person that makes an unsolicited inquiry with respect to such party if the Board of Trustees reasonably believes such person may propose an Alternative Transaction on terms that are superior to the terms of the Contemplated Transactions for the Shareholders of the Company (a "Superior Alternative Transaction") or (ii) entering into an agreement with respect to a Superior Alternative Transaction after receipt by Ramco of written notice of (A) the material terms of such Superior Alternative Transaction and (B) the identity of the person making such proposal.

     Each of Ramco and the Company has agreed that neither the Company nor its Board of Trustees, respectively, will be prohibited from making any disclosure to its Shareholders which, in the judgment of the Board of Trustees as advised by its counsel, may be required by applicable law in connection with any such proposal or offer or from complying with Rule 14e-2 promulgated under the Exchange Act.

     Indemnification. From and after the closing of the Ramco Acquisition, the Company will keep in effect provisions in its Declaration of Trust and By-Laws providing for exculpation of trustee liability and indemnification of trustees, officers, employees and agents at least to the extent that such persons are entitled thereto under the Declaration of Trust and By-Laws of the Company as of the date of the Master Agreement. In addition, the Company will not amend, repeal or otherwise modify any of the foregoing provisions of the Company's Declaration of Trust or By-Laws for a period of five years after the closing of the Ramco Acquisition in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the closing of the Ramco Acquisition were trustees, officers, employees or agents of the Company in respect of actions or omissions occurring at or prior to the closing of the Ramco Acquisition (including, without limitation, the Contemplated Transactions), unless such modification is required by law. The

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

Company will maintain in effect for not less than five years from the closing of the Ramco Acquisition directors' and officers' liability insurance with a policy limit of not less than $10,000,000 and, except for the policy limit, containing terms and conditions no less advantageous than those in the Company's current directors' and officers' liability policies.

     It is currently anticipated that if the Ramco Acquisition is consummated the Company will purchase a run off directors' and officers' insurance policy with a policy limit of $20,000,000. This policy, which is anticipated to have a one time policy premium of approximately $725,000, is consistent with the directors' and officers' insurance currently maintained by the Company and will cover claims relating to acts or omissions occurring through the closing of the Ramco Acquisition. It is anticipated that this policy, which would have a term of three years, will permit the Company to lower its cost of directors' and officers' liability in the future by excluding from the underwriting risk acts or omissions which occurred prior to the Ramco Acquisition. The RPS Cash will not be used to fund the cost of the policy.

     Governance. The Company is obligated to seek the resignations of four members of its Board of Trustees upon the closing of the Ramco Acquisition and is obligated to elect Joel Gershenson and Dennis Gershenson, as well as two other individuals designated by Ramco (but independent of Ramco, the Company and their respective affiliates) and reasonably acceptable to the Company, as trustees to fill such vacancies.

     The Company's Board of Trustees is also required to cause Joel Gershenson, Dennis Gershenson, Michael Ward, Richard Gershenson and Bruce Gershenson to be elected as executive officers of the Company. In addition, if following the closing of the Ramco Acquisition the Board of Trustees appoints an Executive Committee, Joel Pashcow shall, so long as he remains a Trustee of the Company, be appointed to such committee. See "-- Management of the Company Upon Consummation of the Ramco Acquisition." In addition, upon the closing of the Ramco Acquisition and so long as either the Company or the Operating Partnership owns any equity securities in Ramco, the Ramco Principals shall take all necessary action within their respective authority and power, including in their respective capacities as trustees, directors, officers, and/or securityholders of Ramco or the Company, as applicable, to cause there to be no commonality of the trustees and officers of the Company, on the one hand, and the directors and officers of Ramco, on the other hand, except that there may exist one common officer of the Company and Ramco, provided that such individual is not a trustee of the Company. The purpose of this provision is to help insure that the Company's non-voting stock in Ramco will not be viewed as voting stock thereby jeopardizing the Company's status as a REIT. See "Proposal 1 -- THE RAMCO ACQUISITION PROPOSAL -- Risk Factors -- Possible Adverse Consequences Relating to Interests in Ramco."

     The Closing. The closing of the Ramco Acquisition is required to take place at Battle Fowler LLP, counsel to the Company, no later than the fifth business day (any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed) after the day on which the last of the conditions to consummation of the contemplated transactions (other than such conditions which, by their terms, are not capable of satisfaction until the closing date) is satisfied or, where permissible, is waived, unless another place, date or time is agreed to by the Company and Ramco; provided, however, that the closing must be no later than May 31, 1996.

     Conditions to Consummation of the Contemplated Transactions. The respective obligations of the Company and Ramco and its affiliates to consummate the Contemplated Transactions are subject to the fulfillment or waiver of each of the following conditions, among others: (a) the Contemplated Transactions are approved in the manner required by applicable law or by applicable regulations of any stock exchange by the holders of the issued and outstanding shares of beneficial interest of the Company entitled to vote thereon; (b) none of the parties to the Master Agreement is subject to any order or injunction against the consummation of the Contemplated Transactions; (c) all consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body or third party required in connection with the execution, delivery and performance of the Master Agreement are obtained or made; (d) the Mortgage Loan Assets are disposed of;
(e) the Company enters into employment agreements with each of the Ramco Principals; (f) the New Plan is approved by the Company's Shareholders; (g) the Declaration of Trust Amendment Proposal is approved by the Company's Shareholders; (h) the conditions precedent under each Ramco Agreement and each RPS Contribution Agreement are satisfied or waived and the transactions contemplated by such agreements are consummated; (i) the offer, sale and issuance of the Units to members of the Ramco Group complies with Rule 506 promulgated under the Securities Act of 1933, as amended, and applicable blue sky and state securities laws and (j) the Company and the Spin-Off Company shall have entered into a tax agreement pursuant to which the Spin-Off Company will assume and indemnify the Company against any tax liability arising out of the RPS Tax Issues (as defined in "FEDERAL INCOME TAX CONSEQUENCES -- Background") (other than liability that relates to events occurring or actions taken by the Company following the date of the Spin-Off Transaction).

     The obligations of the Ramco Group to effect the Contemplated Transactions are also subject to the satisfaction on or prior to the closing of the Ramco Acquisition of the following conditions, among others: (a) the requisite consent to consummation of the Contemplated Transactions of certain members of the Ramco Group is obtained and is in full force and effect; (b) the representations and warranties of the Company set forth in the Master Agreement are true and correct in all material respects as of the closing of the Ramco Acquisition as though made at such time; (c) the Company contributes to the Operating Partnership $68,000,000 in cash (reduced by the Company's advance of $2,471,000 in connection with the application for the Mortgage Loans (the "Mortgage Loans Advance")); (d) the Company and each holder of Units (other than the Company) enter into a registration rights agreement; (e) the Company performs in all material respects all obligations and agreements and complies or causes to be complied with all covenants and conditions required by the Master Agreement to be performed or complied with by the Company on or prior to the closing of the Ramco Acquisition; and (f) nothing has occurred which, individually or in the aggregate, has had or, in the reasonable judgment of Ramco and the Ramco Principals, is reasonably likely to have, a material adverse effect on the business, results of operations, properties, assets or financial condition of the RPS Properties, taken as a whole.

     The obligations of the Company to effect the Contemplated Transactions are also subject to the satisfaction on or prior to the closing of the Ramco Acquisition of the following conditions, among others: (a) the representations and warranties of Ramco and the Ramco Principals set forth in the Master Agreement are true and correct in all material respects as of the date of the Initial Master Agreement and as of the closing of the Ramco Acquisition; (b) the Mortgage Loans will close upon the following terms: (i) the principal amount of the Mortgage Loans (after taking into account all borrowed transaction costs) does not exceed $82,370,000, (ii) the term of the Mortgage Loans is at least 10 years, (iii) the Mortgage Loans amortizes principal ratably on a schedule of not less than 25 years (except that until December 31, 1996 only interest payments will be required), (iv) the Mortgage Loans and is secured by only certain Ramco Properties, (v) the Mortgage Loans shall bear interest with respect to $78,000,000 of principal at a fixed rate of 8.28% per annum and with respect to $4,370,000 of principal at a fixed rate of 7.77% per annum, and (vi) the Mortgage Loans contain such other commercially reasonable terms as determined in good faith by the Board of Trustees of the Company (based on the existing commitment, it is anticipated that the closing of the Mortgage Loans will satisfy this condition); (c) the mortgage debt encumbering the West Oaks II Property shall have been refinanced (the "West Oaks II Loan") upon the following terms: (i) the principal amount of the West Oaks II Loan (after taking into account all borrowed transaction costs) shall not exceed $8,745,000, (ii) the term of the West Oaks II Loan shall be at least 10 years, (iii) the West Oaks II Loan shall amortize principal ratably on a schedule of not less than 20 years,
(iv) the West Oaks II Loan shall bear interest at a fixed rate not to exceed 7.75% per annum, and (v) the West Oaks II Loan shall contain such other commercially reasonable terms as determined in good faith by the Board of Trustees of the Company; (d) the mortgage debt encumbering the Spring Meadows Place Property shall have been refinanced (the "Spring Meadows Loan") upon the following terms: (i) the principal amount of the Spring Meadows Loan (after taking into account all borrowed transaction costs) shall not exceed $7,650,000,
(ii) the term of the Spring Meadows Loan shall be at least 10 years, (iii) the Spring Meadows Loan shall amortize principal ratably on a schedule of not less than 20 years, (iv) the Spring Meadows Loan shall bear interest at a fixed rate not to exceed 7.75% per annum, and (v) the Spring Meadows Loan shall contain such other commercially reasonable terms as determined in good faith by the Board of Trustees of the Company; (e) the Operating Partnership shall have closed the Credit Facility upon the following terms: (i) the minimum amount available under the Credit Facility shall not be less than $50,000,000, (ii) the term of the Credit Facility shall be at least 3 years, (iii) the Credit Facility will bear interest at a floating rate per annum not in excess of 175 basis points over LIBOR, (iv) the commitment fee under the Credit Facility shall not exceed
 .5% of the maximum amount available under the Credit Facility, (v) the lender under the Credit Facility shall have funded not more than (1) $5,109,000 for the purpose of retiring mortgage debt on the West Oaks II and Spring Meadows Place Properties, and (2) $4,979,000 for the purpose of reimbursing certain affiliates of Ramco for certain out of pocket costs incurred as of September 30, 1995 in connection with certain development opportunities to be acquired by the Company,
(vi) the Credit Facility shall contain such other commercially reasonable terms as determined in good faith by the Board of Trustees of the Company; (f) the mortgage debt encumbering the Southfield Plaza Expansion Property shall be on the following terms: (i) the principal amount of the loan shall not be more than $1,775,000, (ii) the loan shall have a term of 20 years from initial funding (subject to a lender call right at the end of 10 years), (iii) the loan will bear interest during its first 10 years at a fixed rate equal to 8% per annum and beginning in the 11th year will bear interest at a rate that will change annually to .125% over the Moody's A Corporate Bond Index Rate as of 5 business days prior to the date the rate adjusts, (iv) the loan will amortize principal over a 20 year amortization schedule and (v) the loan shall contain such other commercially reasonable terms as determined in good faith by the Board of Trustees of the Company; (g) Ramco, each of the Ramco Principals and each member of the Ramco Group who will receive Units in connection with the Contemplated Transactions enters into agreements, prohibiting the transfer, pledge, sale or exchange of Units for shares of the Company for a specified period following the closing of the Ramco Acquisition; (h) the Company and each of the Ramco Principals enter into non-competition agreements; (i) the Company and certain members of the Ramco Group enter into option agreements with respect to the Option Properties and assignments of the options on the Development Land; (j) Ramco, the Ramco Principals and the members of the Ramco Group contributing the Ramco Properties to the Operating Partnership and their respective affiliates execute a release releasing each of the Company (including its trustees, officers, agents and affiliates) and the Operating Partnership from any and all obligations to repay any indebtedness on the Ramco Properties due and owing to such persons in excess of $3,200,000, and from any claims, demands or causes of action (whether individual, class or derivative in nature, at law or in equity) arising directly or indirectly from the Company's purchase of reverse repurchase obligations during 1994; (k) the Operating Partnership and Ramco Lewis Alexis Associates enter into an option agreement with respect to the interest of Ramco Lewis Alexis Associates in North Towne Commons; (l) the Ramco Group performs in all material respects all obligations and agreements and complies or causes to be complied with all covenants and conditions required by the Master Agreement to be performed or complied with by the Ramco Group at or prior to the closing of the Ramco Acquisition; (m) receipt by Ramco of required consents to the resale of electricity by the Company in accordance with past practice to the tenants at the Ramco Properties located in Michigan; (n) nothing has occurred which, individually or in the aggregate, has had or, in the reasonable judgment of the Company, is reasonably likely to have, a material adverse effect on the business, results of operations, properties, assets or financial condition of Ramco and the Ramco Properties (taken as a whole) (provided, however, this condition will be deemed satisfied if Ramco can demonstrate, to the reasonable satisfaction of the Company, that annualized NOI from Ramco and the Ramco Properties based on the operating results of such properties during the last full month immediately preceding the closing of the Ramco Acquisition is no less than the NOI from the Ramco Properties for the year ended December 31, 1995 (minus $250,000); (o) the Company shall have received from the Division of Corporation Finance of the Securities and Exchange Commission a favorable response, in form and substance satisfactory to the Company, with respect to the Company's no-action request relating to the Spin-Off Company; and (p) the Company shall have received an estoppel certificate from the tenant under the Media Play lease at the Tel-Twelve Mall (the "Tel-Twelve Lease"), in form and substance satisfactory to the Company, to the effect that (i) the Tel-Twelve Lease is in full force and effect and (ii) the tenant under such lease is open for business and is paying rent.

     Electricity Income Reimbursement. If, following the closing of the Ramco Acquisition, (a) the Operating Partnership sells, transfers or otherwise disposes of any Ramco Properties located in Michigan (the "Michigan Properties") which, during the year ended December 31, 1994 reported net income attributable to the resale of electricity to tenants and (b) as a result of such sale, transfer or disposition the transferee of the Michigan Property does not receive the consents necessary to resell electricity to the tenants at such property in accordance with the past practices of the Ramco Group as they exist as of the date of the Master

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

Agreement, the Ramco Principals shall, jointly and severally, pay to the Operating Partnership, with respect to such Michigan Property, an amount equal to the value paid by the Company for such electrical net income. The value of the electrical net income will be calculated by capitalizing at 12.35% 1995 electrical net income attributable to such property. This obligation will not apply to any sales, transfers or dispositions of Michigan Properties that occur
(i) more than eight years after the closing of the Ramco Acquisition, except for any sales, transfers or dispositions of Michigan Properties that occur after such date but relate to a contract entered into prior to such date or (ii) after the date the Operating Partnership obtains a written consent, license or authorization from the applicable utility companies and/or government bodies, in form and substance satisfactory to the Independent Trustees, that will permit the Operating Partnership and any future owners of the Michigan Properties to resell electricity to tenants at such properties in accordance with the past practices of the Ramco Group as they exist on the date of the Master Agreement for a period not less than 15 years from the closing of the Ramco Acquisition.

     Use of Cash. Pursuant to the Master Agreement, the RPS Cash will be used as follows: (i) to pay or reimburse certain fees and expenses relating to the Contemplated Transactions that were not paid by the Company (other than Excluded Expenses, as defined below) up to a maximum of $3,200,000; (ii) to repay the debt associated with the Ramco Properties that is payable to affiliates of Ramco in an amount not to exceed $3,200,000; (iii) to pay or reimburse members of the Ramco Group for costs incurred in connection with the assumption of and/or prepayment of existing debt affecting the Ramco Properties, as well as the costs of partnership restructuring and associated expenses in an amount not to exceed $250,000; and (iv) the balance, to prepay certain debt on the Ramco Properties. Any debt remaining on the Ramco Properties after application of the RPS Cash will be refinanced or will remain outstanding. If the closing of the Ramco Acquisition occurs, the Company will assign to affiliates of Ramco specified by the Ramco Principals any refundable portion of the Refinanced Loan Advance in partial satisfaction of the Ramco affiliate loans. Any refundable portion of the Refinance Loan Advance that is assigned by the Company as set forth in the preceding sentence shall be deemed a principal payment by the Operating Partnership in respect of a Ramco affiliate loan in a principal amount equal to the Refinanced Loan Advance so assigned. To the extent that prior to the closing of the Ramco Acquisition the Company has paid more than $7,000,000 in fees and expenses relating to the Contemplated Transactions (other than Excluded Expenses), upon the closing of the Ramco Acquisition the Operating Partnership shall reimburse the Company in cash for the portion of the excess expenses so paid by the Company, which amount shall be treated as the payment by the Operating Partnership of an expense of Contemplated Transactions. "Excluded Expenses" is defined in the Master Agreement to mean (i) amounts paid or payable to Herbert Liechtung and Joel Pashcow pursuant to any arrangements terminating their existing employment contracts (including amounts payable to their respective counsel), (ii) expenses required to be paid by the Ramco Contributing Parties under the Ramco Agreements (unless specifically set forth in the Master Agreement), (iii) expenses to be paid by the Company's subsidiaries under the RPS Contribution Agreements (unless specifically set forth in the Master Agreement), (iv) expenses incurred in connection with the IRS' on-going examination of the Company's tax returns that are incurred from and after October 31, 1995 through the closing of the Ramco Acquisition and (v) as reasonably determined in good faith by the Company, expenses relating to the Spin-Off Transaction.

     In addition, the RPS Cash will not be used, however, to fund the approximately $829,000 in severance and bonus payments (assuming the Ramco Acquisition is consummated on April 30, 1996) that have been paid or will be payable to the Company's non-continuing employees (other than Messrs. Pashcow and Liechtung) in connection with the closing of the Ramco Acquisition. Such amounts include severance and/or bonus payments of approximately $272,000, $119,000 and $135,000, respectively, to each of Messrs. Frankel, Rappoport and Johnston (assuming that the Ramco Acquisition is consummated on April 30, 1996). The Company anticipates that it will fund such payments and certain additional expenses (including a run-off directors' and officers' liability insurance policy, a directors' and officers' liability insurance policy for the Spin-Off Company, and any severence amounts that may be payable to Mr. Pashcow), which will be expenses of the Company, either through the proceeds of certain asset sales and/or through a borrowing that will be assumed by the Spin-Off Company. See "-- Termination of Existing Employment Contracts; Termination Agreements" and the Information Statement attached hereto as Appendix A.

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

     Termination. The Master Agreement may be terminated at any time prior to the closing of the Ramco Acquisition, before or after the approval by the Shareholders of the Company, in the following circumstances: (a) by the mutual consent of Ramco and the Company; (b) by the Company: (i) if the Company's Shareholders do not approve the Proposals; (ii) if the consummation of the Contemplated Transactions by the Company would violate any non-appealable final order, decree or judgment of any governmental body or agency having competent jurisdiction; (iii) following receipt by the Company of a proposal for a Superior Alternative Transaction, to the extent that the Board of Trustees of the Company determines in good faith on the basis of advice of counsel that such action is necessary or appropriate in order for the Board of Trustees of the Company to act in a manner that is consistent with its fiduciary obligations under applicable law; (iv) if any representation or warranty of any member of the Ramco Group made in the Master Agreement is untrue in any material respect (other than a change permitted or contemplated by such Agreement) and such breach is not cured within ten days of Ramco's receipt of a notice from the Company that such breach exists or has occurred; (v) if any member of the Ramco Group defaults in any material respect in the performance of any material obligation under the Master Agreement and such breach is not cured within 30 days of Ramco's receipt of notice from the Company that such default exists or has occurred; (vi) if certain consents are not obtained on or before the date this Proxy Statement is first mailed to the Company's Shareholders (all of which have been obtained, except for the consent of one Ramco Group member which Ramco has advised the Company has agreed in principle to provide the necessary consent and which Ramco expects to obtain in the near future but in any event before the anticipated closing of the Ramco Acquisition); or (vii) if the conditions to the Company's obligations to consummate the Contemplated Transactions cannot reasonably be satisfied on or prior to the closing of the Ramco Acquisition; or
(c) by Ramco: (i) if the consummation of the Contemplated Transactions by any member of the Ramco Group would violate any non-appealable final order, decree or judgment of any governmental body or agency having competent jurisdiction;
(ii) if any representation or warranty of the Company made in the Master Agreement is untrue in any material respect (other than due to a change permitted or contemplated by the terms of such Agreement) and such breach is not cured within ten days of the Company's receipt of a notice from Ramco that such breach exists or has occurred; (iii) if the conditions to Ramco's obligations to consummate the Contemplated Transactions cannot reasonably be satisfied on or prior to the closing of the Ramco Acquisition; or (iv) if the Company defaults in any material respect in the performance of any material obligation under the Master Agreement and such breach is not cured within 30 days of the Company's receipt of notice from Ramco that such default exists or has occurred.

     Liquidated Damage Amount and Expenses. If the Contemplated Transactions are not consummated because the Company enters into an agreement relating to a Superior Alternative Transaction with a third party, the Company will reimburse Ramco and the Ramco Principals for all reasonable out-of-pocket expenses incurred by them in connection with the Contemplated Transactions up to a maximum of $1,250,000 (without any offset or credit for the Refinanced Loan Advance). Other than as described in the previous sentence, if the closing of the Ramco Acquisition does not occur, each party to the Master Agreement will bear its own fees and expenses in connection with the Master Agreement except that the Company will be liable for certain fees and expenses of Ramco's accountants, Deloitte & Touche LLP.

     If the closing of the Ramco Acquisition occurs, the fees and expenses relating to the Contemplated Transactions (including, without limitation, the non-refundable portion of the Refinance Loan Advance but excluding the Excluded Expenses) shall be paid in the following order of priority: (a) up to $7,000,000 in such fees and expenses (as determined by the Company in its sole and absolute discretion) shall be paid by the Company; (b) up to $3,200,000 of such fees and expenses (as determined by the Company in its sole and absolute discretion) in excess of those paid or payable by the Company shall be paid by the Operating Partnership; and (c) the balance of such fees and expenses shall be paid, jointly and severally, by the Ramco Contributing Parties and the Ramco Principals.

     Notwithstanding the foregoing, in no event will the Company or the Operating Partnership have any liability for (a) any amounts paid or payable to any person in order to obtain his or its consent to the Contemplated Transactions, (b) any amounts paid or payable to any person in connection with the purchase of such person's direct or indirect interest in any Ramco Property,
(c) any costs incurred in connection with

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

the assumption of and/or the prepayment of existing debt affecting the Ramco Properties, as well as the costs of Ramco Group partnership restructuring and associated expenses in excess of $250,000 or (d) certain expenses required to be paid by the Ramco Contributing Parties under the Ramco Agreements, which amounts shall be paid, jointly and severally, by the Ramco Contributing Parties and the Ramco Principals.

     Survival and Indemnification Matters. Generally, neither the Company nor the Ramco Principals shall have any liability (for indemnification or otherwise) with respect to any breach of any representation, warranty or covenant to be performed or complied with prior to the closing of the Ramco Acquisition unless on or before April 30, 1997 a claim with respect to such breach is made. A claim with respect to the breach of the Ramco Principals' representation and warranty relating to the offering of Units may be made at any time before the date which is 30 days following the expiration of the applicable statute of limitations. A claim with respect to the breach of the Ramco Principals' representation and warranty relating to ability of the Company to pass along the entire Michigan Single Business Tax to tenants may be made at any time. If the Ramco Acquisition occurs, a claim may be made in respect of the breach of a representation or warranty only if the amount of such claim exceeds $250,000, but if a loss or liability is in excess of such amount, a claim can be made for the entire amount of such loss or liability. If the Ramco Acquisition occurs, the Company's aggregate liability (for indemnification or otherwise) with respect to the Company's failure or breach of any representation or warranty or any covenant to be complied with prior to the closing of the Ramco Acquisition shall not exceed $45,000,000. If the Ramco Acquisition occurs, recourse against the Ramco Principals (for indemnification or otherwise) with respect to the Ramco Group's failure or breach of any representation or warranty or any covenant to be complied with prior to the closing of the Ramco Acquisition (other than with respect to obligations under the Kohl's Lease) shall be limited to the Company's right to pursue its rights and remedies under a pledge agreement (the "Pledge Agreement") that will be entered into among the Company, the Ramco Principals and certain members of the Ramco Group at the closing. See the description of the pledged collateral below.

     The Ramco Principals, jointly and severally, shall indemnify and hold harmless the Company for any losses arising from or in connection with (a) any inaccuracy in any of the representations and warranties of any member of the Ramco Group, (b) any failure by any member of the Ramco Group to perform or comply with any covenant, obligation or agreement, (c) any liabilities of any member of the Ramco Group not specifically assumed by the Company, (d) any claim by any person (other than Dean Witter) for brokerage or finder's fees or commissions or similar payments, (e) certain ERISA liabilities, (f) any of the specified environmental conditions relating to Jackson Crossing and Lake Orion Plaza, (g) the inability of the Operating Partnership to resell electricity to the tenants at the Michigan Properties in accordance with the past practice of the Ramco Group but only to the extent such inability relates to the transfer of title to such properties as a result of the consummation of the Ramco Acquisition, (h) the violation of certain restrictions in certain leases at Jackson Crossing, (i) any disputes regarding the division of the interests among the Ramco Group, (j) any liability for transfer taxes relating to the transfer of title to the Ramco Properties to the Operating Partnership in connection with the Ramco Acquisition, (k) any liabilities of Ramco relating directly or indirectly to Ramco's agreement to insure or act as a primary or co-insurer of the property of any other person or (l) certain obligations of the landlord under the Kohl's Lease.

     The Company shall indemnify and hold harmless the Ramco Group for any losses relating to (a) any inaccuracy in any of the representations and warranties of the Company, (b) any failure by the Company to perform or comply with any covenant, obligation or agreement, (c) any liabilities of the Company's subsidiaries that relate to the RPS Properties but were not specifically assumed by the Operating Partnership, (d) any claim by any person (other than Dean Witter) for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such person with the Company in connection with any of the Contemplated Transactions or (e) any of the specified environmental conditions relating to the Trinity Corners Shopping Center.

     Simultaneously with the closing of the Ramco Acquisition and pursuant to the terms of the Pledge Agreement, the Ramco Principals will pledge to the Company all of their direct and indirect interest in any Units or Shares that will be acquired by them in the Ramco Acquisition, including certain direct and indirect interests held by such persons in the Ramco Group (the "Pledged Collateral"). So long as an event of default

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

shall not have occurred each Ramco Principal shall have the right (i) at any time during the 12-month period following the closing, to pledge up to 25% of the Units and shares of the Company issued or received by such Ramco Principal upon consummation of the Ramco Acquisition to a financial institution as collateral for any loan with respect to which such Ramco Principal is personally liable and (ii) after the expiration of such 12-month period, to pledge up to 50% of the Units and shares of the Company issued to, or received by, such Ramco Principal upon consummation of the Ramco Acquisition inclusive of any Units or shares of the Company pledged pursuant to (i) above to a financial institution. The Company's security interest in the Pledged Collateral shall terminate on April 30, 1997, except as to Pledged Collateral having a value (as determined in good faith by the Company) of not more than 110% of any amount claimed by the Company.

     Amendment and Waiver. The parties may not modify or amend the Master Agreement except by a written instrument executed by the party or parties against whom enforcement is sought. The conditions to each party's obligation to consummate the Contemplated Transactions may be waived in whole or in part in writing executed by the other parties.

     Liquidation. The Master Agreement provides the Continuing Trustees (as defined in "-- Operating Partnership Agreement -- Liquidation" below) with the right, subject to Shareholder approval, if required by law, and the right of first offer in favor of the Ramco Principals, to elect to liquidate the Company and the Operating Partnership if the Company loses its ability to be taxed as a REIT under the Code. This right is also contained in the Partnership Agreement of the Operating Partnership and is more fully described under "-- Operating Partnership Agreement -- Liquidation" below.

PROPERTY CONTRIBUTION AGREEMENTS

     The Properties will have been transferred or will be transferred to the Operating Partnership (via contribution or merger) pursuant to the Ramco Agreements and the RPS Contribution Agreements (collectively, the "Property Contribution Agreements"). The following summary of certain provisions of the Property Contribution Agreements, including the descriptions of certain provisions set forth elsewhere in this Proxy Statement, is subject to and qualified in its entirety by reference to the full text of the particular Ramco Agreement or RPS Contribution Agreement.

     Representations and Warranties. Each Property Contribution Agreement contains various representations and warranties relating to, among other things:
(a) the due organization, power and authority of the Property owner and similar corporate and partnership matters; (b) the authorization, execution, delivery and enforceability of the Property Contribution Agreement; (c) compliance with applicable agreements, laws and governmental requirements; (d) litigation affecting the Property owner or its assets; (e) absence of certain undisclosed liabilities that would have a material adverse effect on the Property owner or the Property; (f) receipt of required consents; (g) insolvency, bankruptcy or similar proceedings pending or threatened against the Property owner or any of its assets; (h) certain environmental matters with respect to the Property; (i) certain engineering matters with respect to the Property, its structure and mechanical systems; (j) leases; (k) title to the Property; (l) real estate taxes and assessments relating to the Property; (m) insurance; (n) financial matters, such as payment of Property expenses and costs of alterations and tenant improvements; and (o) service agreements relating to the Property.

     Generally, all representations and warranties survive until April 30, 1997.

     Operation of the Properties Prior to Closing of the Ramco
Acquisition. Pursuant to the Property Contribution Agreements, each Property owner has agreed that prior to the consummation of the Ramco Acquisition, such owner will not enter into any new leases or modify or terminate any existing leases except under specified terms and conditions provided in the applicable Property Contribution Agreement.

     Prior to the closing of the Ramco Acquisition, each Property owner has agreed to operate and manage the Property in the same manner as that in which it had been operated and managed prior to the date of the Property Contribution Agreement. In addition, each Property owner has agreed to continue to make all necessary repairs and replacements, whether structural or non-structural, which are required to maintain the Property in its present condition and to complete any repairs or capital improvements to the Property which

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

the Property owner commences prior to the closing of the Ramco Acquisition. Furthermore, each Property owner has agreed to cure, prior to the closing of the Ramco Acquisition or, at the Operating Partnership's sole option, as soon after closing of the Ramco Acquisition as is reasonably practical, any violation of applicable law, unless the cost to cure the violation exceeds $250,000. In addition, with respect to the Chester Springs Shopping Center, the Company has agreed to complete certain roof repairs at a cost of approximately $425,000.

     Conditions to Consummation. The obligation of the Operating Partnership to consummate the transactions contemplated by each of the Property Contribution Agreements is subject to the fulfillment or waiver of the following conditions, among others: (a) all representations and warranties of the Property owner shall be true in all material respects as of the date of the closing of the Ramco Acquisition, except that changes may occur with respect to leases which do not have a material adverse effect on the income from the Property; (b) the Property owner shall have performed all of its obligations under the Property Contribution Agreement; (c) title policies in the form described in the applicable Property Contribution Agreements shall have been issued and shall be in full force and effect; (d) tenant estoppel certificates, in form and substance satisfactory to the Operating Partnership shall have been obtained from (i) each tenant whose leased premises occupy a separate building or are in excess of 7,500 square feet and (ii) other tenants which, in the aggregate, occupy 70% or more of the leased and occupied square footage of the remainder of the Property; (e) estoppel certificates in form and substance satisfactory to the Operating Partnership shall have been obtained from the lessors under any ground lease; (f) estoppel certificates in form and substance satisfactory to the Operating Partnership shall have been obtained from any holder of an existing mortgage on any Property, which mortgage will stay in place after consummation of the Ramco Acquisition; and (g) the conditions precedent under each of the Property Contribution Agreements are satisfied or waived and the transactions contemplated by such agreements are consummated.

     Closing Adjustments. Simultaneously with the closing of the Ramco Acquisition, certain income and expenses of each Property will be apportioned, on a per diem basis, including, but not limited to, the following: (a) minimum and percentage rents payable under the leases, (b) real estate and personal property taxes, (c) water and sewer rents, (d) income from and expenses for common area maintenance, (e) electricity and other utilities and other charges paid by tenants, licensees and concessionaires of the Property, (f) payments under service contracts, (g) ground lease rents and (h) debt service payable under mortgages to remain on the Property after the closing of the Ramco Acquisition.

     In addition, each Ramco Property owner has agreed to pay all real estate transfer taxes imposed in connection with the transfer of such Ramco Property to the Operating Partnership. The Operating Partnership will pay all real estate transfer taxes imposed in connection with the transfer of the RPS Properties to the Operating Partnership. Each Property owner will also pay all tenant improvement costs, tenant allowances and other bona fide third-party costs and expenses incurred for leases entered into on or before December 31, 1995. At the closing of the Ramco Acquisition, the Operating Partnership will pay the unamortized portion of all tenant improvement costs, tenant allowances and other bona fide third-party costs and expenses incurred for leases entered into after December 31, 1995 with respect to the Ramco Properties and the RPS Properties.

     Termination. Each Property Contribution Agreement may be terminated by the Operating Partnership at any time prior to the closing of the Ramco Acquisition if any Property owner fails to satisfy any of the conditions contained therein.

CLOSING CONDITIONS AGREEMENT

     Four of the Ramco Properties (Eastridge Commons, Fraser Shopping Centre, Oak Brook Square and Edgewood Towne Center) were contributed to the Operating Partnership on December 27, 1994. Pursuant to a certain Closing Conditions Agreement between the Operating Partnership and the Company, the obligation of the Company to consummate the transactions contemplated under the Master Agreement is conditioned upon the continuing truth of the representations and warranties of the Ramco Group under the Ramco Agreements relating to such properties dated December 29, 1994, and the Ramco Group has agreed to make

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

closing adjustments with the Operating Partnership as if such properties had been contributed to the Operating Partnership on the date the Ramco Acquisition is consummated.

OPERATING PARTNERSHIP AGREEMENT

     The following summary of the Amended and Restated Partnership Agreement of the Operating Partnership (the "Partnership Agreement") and the descriptions of certain provisions thereof set forth elsewhere in this Proxy Statement are qualified in its entirety by reference to the Partnership Agreement.

     Management. The Operating Partnership was organized as a Delaware limited partnership on December 21, 1994. Upon consummation of the Ramco Acquisition, the Company will be the sole general partner of, and will initially hold approximately 75% of the economic interests in, the Operating Partnership. The Operating Partnership will own, directly or indirectly through subsidiaries (including subsidiary property partnerships), all of the Properties, Development Land, Option Properties and Outparcels, as well as the Ramco Stock.

     Pursuant to the Partnership Agreement, the Company, as the sole general partner of the Operating Partnership, will have full, exclusive and complete responsibility and discretion in the management, operation and control of the Operating Partnership, including the ability to cause the Operating Partnership to enter into certain major transactions, including acquisitions, developments, rehabilitations and dispositions of properties, refinancings of existing indebtedness and any changes in the Operating Partnership's distribution policies. The holders of the Units, as limited partners in the Operating Partnership, will not have any right to participate in the management of the Operating Partnership except that the Company (in its capacity as sole general partner of the Operating Partnership) will be required to seek the consent of limited partners holding 85% of the Units (i) to amend the Partnership Agreement in any manner that would materially adversely affect the rights, privileges and preferences of the Units, (ii) to dissolve or terminate the Operating Partnership prior to its stated date of dissolution or termination (other than a dissolution or termination which occurs without a vote pursuant to the Partnership Agreement or applicable law) or (iii) to amend the Partnership Agreement in a manner that would subject the holders of the Units to any personal liability beyond their interest in the Operating Partnership.

     Transfer of Units. The Partnership Agreement provides that the Company may not voluntarily withdraw from the Operating Partnership, or transfer or assign any of its general partner or limited partner interests in the Operating Partnership, unless limited partners holding a majority of the Units (other than limited partner interests held by the Company) consent to such transfer or withdrawal or such transfer is to an entity which is wholly-owned by the Company and is a qualified REIT subsidiary. In the event the Company withdraws as general partner, its general partner interest will be converted into a limited partner interest.

     The Partnership Agreement provides that limited partners may transfer their Units (i) to any limited partner, if such limited partner is a partnership, (ii) to any other limited partner, and (iii) in connection with any pledge of Units to any financial institution as collateral for any loan with respect to which any such limited partner is personally liable (subject to certain restrictions contained in the lock-up agreements described herein) without the consent of any other person, and may substitute any such transferee as a limited partner. In addition, pursuant to lock-up agreements to be executed in connection with the Ramco Acquisition, and except for certain limited exceptions set forth in such lock-up agreements, the Ramco Principals may not transfer Units for a period of 30 months following the closing of the Ramco Acquisition, and limited partners other than the Ramco Principals may not transfer Units for a period of one year after the closing of the Ramco Acquisition, without the prior written consent of the Company as sole general partner of the Company. Limited partners must obtain the written consent of the Company to any other transfers and may substitute any other transferee as a limited partner only with the prior written consent of the Company as the sole general partner of the Operating Partnership.

     Issuance of Additional Units. As the sole general partner of the Operating Partnership, the Company has the ability to cause the Operating Partnership to issue additional units of general and limited partnership interests in the Operating Partnership.

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

     Funding of Investments. The Partnership Agreement provides that if the Operating Partnership requires additional funds to pursue its investment objectives, the Company may fund such investments by (i) causing the Operating Partnership to issue additional Units, (ii) making additional capital contributions to the Operating Partnership, (iii) causing the Operating Partnership to borrow money, (iv) making a loan to the Operating Partnership or
(v) selling any assets or properties of the Operating Partnership.

     Exchange of Units. Pursuant to the Partnership Agreement, the Units issued to Ramco will be exchangeable for shares of the Company on a one-for-one basis. Without the prior written consent of the Company as sole general partner of the Operating Partnership, limited partners will be prohibited from exercising their exchange rights for a period of one year from the closing of the Ramco Acquisition except, in the event of the death of a limited partner prior to such time, the estate of such limited partner shall have the right to exercise such exchange rights to the minimum extent necessary to obtain the funds needed to pay any estate taxes that may be payable at such time. Except in connection with a merger, acquisition or other reorganization transaction, the Company will not exchange any of its Units as long as there are any other holders of such Units.

     In the event a limited partner desires to exchange Units for shares of the Company, the Company as the sole general partner of the Operating Partnership will have the option (the "Cash Option") to exchange such limited partner's Units for cash equal to the product of (i) the number of shares then issuable upon the exchange and (ii) the current per share market price of the shares of the Company based on the average closing prices of the Shares on the NYSE for the five consecutive trading days ending on the date the notice of exchange was made. The Company will be issued one Unit in respect of each Unit exchanged by the Company pursuant to the Cash Option. Any exchange of Units for shares will be subject to compliance with the ownership limitations included in the Company's organizational documents.

     Liquidation. The Partnership Agreement provides that if the Company, pursuant to a Final Determination (as defined in the Glossary), loses its ability to be taxed as a REIT under the Code, a majority of the Continuing Trustees (as defined below) have the right to elect to cause the Operating Partnership, subject to Shareholder approval, if required by law, and the right of first offer described below, to sell or dispose of all of the assets of the Operating Partnership in any manner and liquidate the Operating Partnership and the Company (unless the Company is entitled to reelect to be taxed as a REIT under the Code either pursuant to the Final Determination or by right for the year immediately following the year in which the Final Determination occurs). "Continuing Trustees" is defined in the Partnership Agreement to mean, as of any time, those trustees of the Company then in office who were trustees of the Company immediately prior to the closing of the Ramco Acquisition; provided, however, if at any time the number of Continuing Trustees is less than four, the remaining Continuing Trustees (by a majority vote) shall elect such number of Independent Trustees to become Continuing Trustees as may be necessary to cause the number of Continuing Trustees to equal four whereupon such Independent Trustee(s) shall be deemed Continuing Trustees.

     Pursuant to the Partnership Agreement, if the Continuing Trustees determine to solicit proposals for the acquisition of the Operating Partnership's properties, the Continuing Trustees must first give the Ramco Principals written notice of such determination, which shall include all material terms and provisions thereof, including the minimum sales price that the Continuing Trustees would entertain for the properties. Following such notice, the Ramco Principals have sixty (60) days to accept the offer to purchase all, but not less than all, the properties at the price and upon the terms and provisions outlined in the written notice. Notwithstanding the foregoing, if such a written notice is delivered, the Ramco Principals have the right to purchase for cash the Company's entire partnership interest in the Operating Partnership at a price equal to the amount the Company would have been entitled to receive upon dissolution pursuant to the liquidation formula set forth in the Partnership Agreement if the Operating Partnership had sold all the properties for cash at the price set forth in the written notice. Such liquidation formula generally provides that, upon the liquidation and winding up of the affairs of the Operating Partnership, the proceeds from the liquidation of the property of the Operating Partnership shall be applied and distributed in the following order: first, to the payment and discharge of all of the Operating Partnership's debts and liabilities to creditors other than its partners; second, to the payment and discharge of all of the Operating Partnership's debts and liabilities to its general partner; third, to the payment and discharge of all of the Operating Partnership's debts and liabilities to its other partners; and the balance, if any, to its general partner and limited partners to the extent of and in accordance with the positive balances in their capital accounts, after giving effect to all contributions, distributions, and allocations for all periods. The allocation provisions of the Partnership Agreement are designed so that generally partners in the Operating Partnership will receive liquidating distributions in proportion to their percentage interest in the Operating Partnership. Upon acceptance, the Continuing Trustees and the Ramco Principals have forty-five (45) days to negotiate in good faith a definitive acquisition agreement. If the parties are unable to conclude the negotiation of such definitive agreement within such period or if the Ramco Principals do not choose to exercise their right to accept the offer to purchase, the Continuing Trustees are free to resume their efforts to sell the properties to other prospective buyers pursuant to the offered terms. The right of first offer is automatically terminated if at any time one of the following events occurs: (a) the Ramco Principals collectively hold beneficially and of record less than 600,000 Units; (b) the Units held by the Ramco Principals are exchangeable into less than 10% of the outstanding shares of the Company; or (c) the Ramco Principals sell, exchange, transfer or dispose of more than 50% of the Units issued to them at the Closing.

     Term. The Operating Partnership will continue in full force and effect until December 31, 2094 or until sooner dissolved pursuant to terms of the Partnership Agreement.

PROPERTY APPRAISALS

     The Company retained Arthur Andersen to conduct market value appraisals of the RPS Properties as well as the Company's Norgate Center and 9 North Wabash Avenue properties (collectively, the "Appraised Properties"). The appraisals were not prepared for purposes of allocating the number of Units to be received by the Company, on the one hand, and the Ramco Group, on the other and no "portfolio" value was estimated. Arthur Andersen had previously been retained by the Company to perform appraisals on its mortgage loan portfolio and was selected because of its background and expertise. In each instance, the Arthur Andersen appraiser signing the report is certified in the state where the Appraised Property is located.

     In preparing its appraisals and estimating the value for the Crofton Plaza Shopping Center ("Crofton"), the Commack Shopping Center ("Commack") and the Norgate Center ("Norgate"), Arthur Andersen included a cost approach, an income approach and a sales comparison approach. Because of prevailing market conditions and certain other factors, Arthur Andersen elected not to apply a cost approach to value the Chester Springs Shopping Center ("Chester"), the Sunshine Plaza Shopping Center ("Sunshine"), the Lantana Shopping Center ("Lantana"), the Trinity Corners Shopping Center ("Trinity") and the 9 North Wabash Avenue property ("9 North Wabash"). The information used by Arthur Andersen in arriving at its estimates of value was obtained from publicly available sources, specific market research, or was supplied by management of the Company. No limitations were imposed by the Company or any affiliate of the Company upon Arthur Andersen in conducting its appraisals.

     Under the income approach, the gross income of each of the Appraised Properties was estimated by including anticipated income for areas under lease, and estimated income based on estimated market lease rates developed in an analysis of the income of properties comparable to each of the Appraised Properties. Gross income so derived was adjusted for expected vacancy and recoveries. Arthur Andersen then estimated expenses, including common area maintenance, real estate taxes, insurance and management fees. Expenses so estimated were subtracted from estimated effective gross income to compute a stabilized net operating income for each of the Appraised Properties. The resulting net operating income was then capitalized using a capitalization rate based on recent sales of comparable properties in the regions where each of the Appraised Properties is located. Deductions were then made for the present value of tenant improvements and leasing commissions, and the present value of any deficient income was added to the capitalized value. An additional deduction was made for necessary capital expenditures. Arthur Andersen also performed a discounted cash flow analysis pursuant to which the net cash flow before debt service in each year of the anticipated holding period for each Appraised Property was estimated. The projected income stream was then discounted to convert future projected income into a present value. Arthur Andersen selected a discount rate based on a number of factors, including surveys showing the tendency for discount rates for the type and class of each Appraised Property. The present value of the projected reversionary sales price, estimated at the conclusion of the projection period for each Appraised Property, was then added to the value of the discounted income stream. Arthur Andersen then reconciled the values arrived at by the direct capitalization and discounted cash flow procedures based on a number of factors to arrive at a final value via the income approach.

     Under the sales comparison approach, Arthur Andersen performed an analysis and comparison of sales of properties located in regions where the Appraised Properties are located and which were comparable to each of the Appraised Properties. The net income per square foot of each of the sold properties was compared with the actual net income of each of the Appraised Properties and adjustments to the sales prices were made for differences among the properties. Capital expenditures were also deducted as lump sums after the conclusion of the unit value.

     Under the cost approach, Arthur Andersen estimated the cost of replacing the Appraised Properties including improvements and land, less an allowance for depreciation. Arthur Andersen performed an analysis and comparison of sales of land comparable to each of the Appraised Properties in the regions where the Appraised Properties are located. Adjustments to each of the sale properties were made for physical features and market differentials in comparison to the Appraised Property. Arthur Andersen then performed an analysis of the value of improvements to the Appraised Properties based on data published in the Marshall Valuation Services Cost Manual and also estimated depreciation on the Appraised Properties. Depreciation was then subtracted from each of the Appraised Properties' replacement cost, including profit, and the land value was added to the depreciated replacement cost. The value of the Appraised Properties was then adjusted to the leased fee estate including the present value of leasing and tenant improvements to bring the property to stabilization and capital expenses were also deducted.

     After applying the income, sales comparison and cost approaches, as appropriate, Arthur Andersen arrived at a final estimate of market value for each of the Appraised Properties by reconciling the indicators of value derived using such approaches. The relative significance, applicability and defensibility of the indicators of value under each approach were considered. After performing this reconciliation, Arthur Andersen estimated final values of each of the Appraised Properties, each as of January 1, 1995 (except for Norgate, which is as of August 1, 1994) as follows: (i) Crofton - $11,000,000;
(ii) Chester - $18,300,000; (iii) Sunshine - $6,800,000; (iv) Commack -
$3,500,000; (v) Lantana - $5,000,000; (vi) Trinity - $2,400,000; (vii) Norgate -
$3,900,000; and (viii) 9 North Wabash - $2,400,000.

     Arthur Andersen's appraisals include a set of Assumptions and Limiting Conditions (set forth below) included in each appraisal. The following assumptions were stipulated by the Company and included by Arthur Andersen in each appraisal report: (a) the Appraised Properties would be sold within six to 12 months following the effective date of the appraisals; and (b) planned capital improvements would be made. In addition, there were special assumptions made in individual appraisals depending upon the circumstances.

     Except for the August 1, 1994 appraisals, the January 1995 Appraisals and Company's engagement of Arthur Andersen in connection with the appraisals of the Company's mortgage loan portfolio, there has not been any material relationship during the past two years between Arthur Andersen, its affiliates or its unaffiliated representatives and the Company or its affiliates, and no such relationship is contemplated. Arthur Andersen was paid approximately $113,000 for performing the appraisals. The Company has agreed to indemnify Arthur Andersen for any losses, damages, liabilities or costs arising out of any claims regarding the appraisals based upon the reference to Arthur Andersen, or the description of such appraisals, in this Proxy Statement, except to the extent that such losses, damages, liabilities or costs resulted primarily from Arthur Andersen's willful misconduct or gross negligence.

     The Company will make the January 1995 Appraisals available for inspection and copying at its principal executive office during its regular business hours by any interested Shareholder or his representative who has been so designated in writing.

RAMCO

     Following the closing of the Ramco Acquisition, 95% of the voting common stock of Ramco will continue to be owned by the Ramco Principals. Such stock ownership will enable the Ramco Principals to control the election of the board of directors of Ramco. The Company will own all of the non-voting common stock and 5% of the voting common stock of Ramco. Such stock ownership will entitle the Company to receive in excess of 95% of the dividends and liquidating distributions of Ramco.

     Following the closing of the Ramco Acquisition, Ramco will continue to provide property management, leasing and other related services to the six Option Properties as well as the 17 additional shopping center properties controlled by persons other than the Ramco Principals. Under the terms of the applicable management agreements that will be entered into prior to the closing of the Ramco Acquisition, Ramco will be reimbursed for compensation paid to on-site employees, leasing agents and redevelopment and construction staff, and other administrative expenses. In addition, Ramco typically earns a management fee equal to approximately 3% to 5% of gross rental revenue from these properties. Management fees earned from services provided to these properties during the years ended December 31, 1994, 1993 and 1992 were $978,000, $1,026,000 and $1,063,000, respectively.

     Pursuant to reimbursement or management agreements that will be entered into at the closing of Ramco Acquisition, the Company and the Property Partnerships will engage Ramco to provide property management, leasing and other related services to the Properties. Under the terms of these agreements, Ramco will be reimbursed for compensation paid to on-site employees, leasing agents and redevelopment and construction staff and other administrative expenses and, in the case of the Property Partnerships, Ramco will not earn a management fee.

MANAGEMENT OF THE COMPANY UPON CONSUMMATION OF THE RAMCO ACQUISITION

     Board of Trustees. Upon the consummation of the Ramco Acquisition, Ramco will have the right, subject to compliance with the Company's organizational documents, to designate four trustees (not less than two of whom shall be independent of Ramco, the Company and their respective affiliates) to serve on the Company's nine person Board of Trustees. The Company has agreed to exercise its best efforts to secure the resignation of four of its Trustees as is necessary to enable the Ramco designees to be elected to the Board of Trustees. It is anticipated that Messrs. Pashcow, Liechtung, Goldberg and Blank, as well as Robert A. Meister, who has been designated by the Company and will become a member of the Board of Trustees prior to the closing of the Ramco Acquisition, will serve as Trustees of the Company following such closing. It is anticipated that the two persons affiliated with Ramco who will become members of the Board of Trustees on the closing of the Ramco Acquisition will be Joel Gershenson and Dennis Gershenson. Biographies of Joel and Dennis Gershenson are set forth below.

     The Board of Trustees will appoint a non-voting Advisory Committee consisting of Michael A. Ward, Richard Gershenson and Bruce Gershenson. The members of the Advisory Committee will be available to consult with and advise the Board of Trustees as requested.

     The following is a biography of the independent person designated by the Company to serve on the Board of Trustees:

     Robert A. Meister, age 54, has been Vice Chairman of Aon Risk Services & Co., an insurance brokerage, risk consulting, reinsurance and employee benefits company, which is a subsidiary of Aon Corporation, since March, 1991. Prior thereto, Mr. Meister served as a director and Vice-Chairman of Sedgwick James, Inc., an insurance brokerage, risk advisory, employee benefits and financial services company. He also serves as a member of the Board of Trustees of the Syms School of Business, UJA Federation of Greater New York-Major Gifts Division, YMCA of Greater New York, Whitehead Institute for Biomedical Research, Riverdale County School, Jewish Theological Seminary of America-Library Division, and the Harvard Parents Resource Council. Mr. Meister received his B.S. Business Administration from Pennsylvania State University.

     The following is a biographical summary of the independent persons designated by Ramco to serve on the Board of Trustees:

     Mark K. Rosenfeld, age 50, has been designated by Ramco and has agreed to serve as a member of the Board of Trustees following the closing of the Ramco Acquisition. He has been Chairman of the Board since 1993, and Chief Executive Officer since 1992, of Jacobson Stores, Inc., a retail fashion merchandiser, and currently serves as a director and a member of the Executive Committee of the Board of Jacobson. Mr. Rosenfeld served previously as President and Chief Operating Officer of that company from 1987-1992. Mr. Rosenfeld received his Bachelor's Degree from Amherst College and a Master of Science Degree from the Alfred P. Sloan School of Management, M.I.T. Mr. Rosenfeld is a director of TCF Financial Corporation ("TCF"), the holding company of federally chartered savings banks, and Great Lakes Bancorp, A Federal Savings Bank, a subsidiary of TCF, and serves on numerous boards of philanthropic associations in his Jackson, Michigan community. Mr. Rosenfeld's term as a trustee will expire in 1998.

     Executive Officers of the Company. Upon the consummation of the Ramco Acquisition, it is anticipated that the Ramco Principals will hold offices of the Company as follows:

                     NAME                   AGE                    POSITION
    --------------------------------------  ---     --------------------------------------
    Joel Gershenson.......................  54      Chairman
    Dennis Gershenson.....................  52      President and Chief Executive Officer
    Michael A. Ward.......................  53      Executive Vice President and
                                                      Chief Operating Officer
    Richard Gershenson....................  50      Executive Vice President and Secretary
    Bruce Gershenson......................  47      Executive Vice President and Treasurer

     The following is a biographical summary of each of the Ramco Principals:

     Joel Gershenson, President of Ramco, joined the company in 1964. Initially involved in construction and development, he has spent the last 15 years directing the Property Management/Asset Management Department. He has been on a number of International Council of Shopping Centers' panels and has been a guest lecturer at Wayne State University's College of Lifelong Study. A graduate of Tufts University, he has served on numerous boards of philanthropic agencies in the Detroit community. Mr. Gershenson will be elected as a trustee of the Company following the closing of the Ramco Acquisition. Mr. Gershenson's term as a trustee will expire in 1998. Mr. Gershenson was a general partner of the general partner of a real estate partnership that filed a voluntary petition for bankruptcy in 1992. See "-- Certain Bankruptcy Proceedings" below.

     Dennis Gershenson is Vice President -- Finance, and Treasurer, of Ramco. Mr. Gershenson joined Ramco in 1969 and, for the past 18 years, has arranged for all of the financing of the company's initial developments, expansions and acquisitions. Mr. Gershenson is a graduate of Syracuse University and Wayne State University Law School. He was a member of the Wayne State Law Review and graduated Magna Cum Laude in 1969. He is a member of the Michigan State Bar. Mr. Gershenson is a past regional director of the International Council of Shopping Centers. He has been a member of the National Realty Committee and sits on the boards of the Metropolitan Affairs Corporation, Hospice of Southeastern Michigan and Merrill Palmer Institute. Mr. Gershenson will be elected as a trustee of the Company following the closing of the Ramco Acquisition. Mr. Gershenson's term as a trustee will expire in 1998. Mr. Gershenson was a general partner of the general partner of a real estate partnership that filed a voluntary petition for bankruptcy in 1992. See "-- Certain Bankruptcy Proceedings" below.

     Michael A. Ward is Executive Vice President of Ramco. Since joining Ramco in 1966, Mr. Ward has been active in all phases of shopping center development. Mr. Ward's responsibilities include directing the activities of the Leasing Department, with emphasis on major tenant negotiations. Mr. Ward attended Contra Costa College and served as an officer in the United States Air Force. He is a Certified Property Manager and is past president of the Michigan Chapter of the Institute of Real Estate Management. For the past 27 years he has participated in numerous panels and committee functions for the International Council of Shopping Centers. He has instructed several classes in shopping center development for the Michigan State University

Continuing Education Program. Mr. Ward was a general partner of the general partner of a real estate partnership that filed a voluntary petition for bankruptcy in 1992. See "-- Certain Bankruptcy Proceedings" below.

     Richard Gershenson is Vice President -- Development and Construction, and Secretary, of Ramco. He received his bachelor's degree from Tufts University and a J.D. Degree from Wayne State University Law School. He is a member of the Michigan State Bar. Mr. Gershenson joined Ramco in 1970 and is instrumental in planning for the development and construction of initial projects, expansions and acquisitions. Mr. Gershenson has prepared articles for industry publications relating to design criteria for shopping centers. He has also played a major role in various committees of the International Council of Shopping Centers. Mr. Gershenson was a general partner of the general partner of a real estate partnership that filed a voluntary petition for bankruptcy in 1992. See
"-- Certain Bankruptcy Proceedings" below.

     Bruce Gershenson is Vice President -- Land Acquisition and Sales of Ramco. He received his bachelor's degree from the University of Michigan and a J.D. degree from Wayne State University Law School. He joined Ramco in 1972 and is responsible for identifying development opportunities, land acquisition and brokerage. He is past Chairman of the Sinai Healthcare Foundation (Sinai Hospital of Detroit) and a member of the Board of Trustees of Sinai Hospital of Detroit. Mr. Gershenson was a general partner of the general partner of a real estate partnership that filed a voluntary petition for bankruptcy in 1992. See "-- Certain Bankruptcy Proceedings" below.

     In addition, Ramco, on behalf of the Company, has completed a search for a new chief financial officer who will assume that role within approximately 30 days following consummation of the Ramco Acquisition. It is currently anticipated that such person's annual base salary will approximate $150,000 per year. The Company intends to make a public announcement regarding the employment of such person as soon as mutually acceptable arrangements are finalized.

     Ramco Principals' Employment Agreements. As a condition to the consummation of the Ramco Acquisition, each of the Ramco Principals will enter into employment agreements (collectively, the "Ramco Principals' Employment Agreements") with the Company for an initial period of three years, subject to automatic one year extensions thereafter, provided the Board of Trustees has considered the extension of such term not more than 90 days nor less than 30 days prior to the expiration of the term. Pursuant to such agreements each Ramco Principal will receive an annual base salary of $100,000 and such other fringe benefits and perquisites (including, without limitation, medical, dental, disability and life insurance and participation in employee benefits plans) as are generally made available to management employees of the Company. In addition to base salary the Ramco Principals will receive annual performance-based compensation as determined by the Compensation Committee. Each Ramco Principals' Employment Agreement provides that such bonus shall not, for each year of such Agreement, be less than the following: (i) if Funds From Operations per share, on an annualized basis, for the year for which the bonus is to be paid, increases by less than 5% from the Funds From Operations per share for the previous year, then 0%; (ii) if Funds From Operations per share, on an annualized basis, for the year for which the bonus is to be paid, increases by at least 5% but less than 7% from the Funds From Operations per share for the previous year, then 15% of the executive's base salary for the year for which the bonus is to be paid; (iii) if Funds From Operations per share, on an annualized basis, for the year for which the bonus is to be paid, increases by at least 7% but less than 10% from the Funds From Operations per share for the previous year, then 22.5% of the executive's base salary for the year for which the bonus is to be paid; (iv) if Funds From Operations per share, on an annualized basis, for the year for which the bonus is to be paid, increases by at least 10% but less than 15% from Funds From Operations per share for the previous year, then 30% of the executive's base salary for the year for which the bonus is to be paid; and (v) if Funds From Operations per share, on an annualized basis, for the year for which the bonus is to be paid, increases by 15% or more from Funds From Operation per share for the previous year, then 50% of the executive's base salary for the year for which the bonus is to be paid. In addition, pursuant to the New Plan, each of the Ramco Principals will receive options to purchase 24,000 shares of the Company (that will vest in equal installments over 3 years), at an exercise price equal to $16.00 per share. The Ramco Principals' Employment Agreements also provide for certain severance payments in the event of death or disability.

     Each of the Ramco Principals' Employment Agreements provides that if the Ramco Principal is terminated without cause or he terminates his employment for "good reason" (as defined below), such executive officer will be entitled to receive a severance payment equal to the greater of (i) the aggregate of all compensation due to such executive officer during the balance of the term of the employment agreement and (ii) 2.99 times the "base amount" (as defined in the Code) or, after the second anniversary of the date of such agreement, 1.99 times and, for the duration of the term, those fringe benefits provided for under such agreement. "Good reason" includes diminution in authority, change of location, less than two Ramco Principals serving as members of the Board of Trustees or the Ramco Principals constitute less than 20% of the members of the Board, and a "change of control." A change of control will occur if any person or group of commonly controlled persons other than the Ramco Principals or their affiliates owns or controls, directly or indirectly, more than 25% of the voting control or value of the capital stock (or securities convertible or exchangeable therefor) of the Company.

     The Ramco Principals' Employment Agreements provide that the Ramco Principals will conduct all of their real estate ownership, acquisition, management and development activities (other than certain limited activities relating to their existing video arcade, fast food franchise and other businesses and activities relating to certain excluded assets) through the Company. In connection therewith, the Ramco Principals will agree to offer all real estate opportunities of which they become aware (other than opportunities relating to certain excluded assets) to the Company.

     The Ramco Principals' Employment Agreements also provide that the Company will indemnify each Ramco Principal to the fullest extent permitted by law, and will advance to such executive officer all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

     Non-Competition Agreements. In connection with the Ramco Principals' Employment Agreements, upon consummation of the Ramco Acquisition, Richard Gershenson, Bruce Gershenson and Michael Ward will each enter into a non-competition agreement with the Company pursuant to which such Ramco Principals will agree not to compete, directly or indirectly, with the Company with respect to the ownership, acquisition, management and development of commercial real estate (except with respect to certain excluded assets) until the later of (i) three years from the closing of the Ramco Acquisition and (ii) the date such Ramco Principal is no longer an officer or Trustee of the Company. However, in the event any such Ramco Principal becomes Chairman, Vice Chairman, President or Chief Executive Officer of the Company (or holds any other office in the Company that is vested with similar powers and duties), the term of such Ramco Principal's non-competition agreement will be extended until the later of
(i) four years from the closing of the Ramco Acquisition or (ii) one year after the date such Ramco Principal is no longer an officer or Trustee of the Company. Upon consummation of the Ramco Acquisition, Joel Gershenson and Dennis Gershenson will each enter into a similar non-competition agreement with the Company except that the term of such agreement will extend until the later of
(i) four years from the closing of the Ramco Acquisition or (ii) one year after the date such Ramco Principal is no longer an officer or Trustee of the Company.

     Registration Rights and Lock-Up Agreements. Upon the closing of the Ramco Acquisition, each member of the Ramco Group will enter into a Registration Rights Agreement and Lock-Up Agreements with the Company. The Lock-Up Agreements will, subject to certain limited exceptions, restrict the transfer of Units (or shares of the Company exchanged for Units) issued to each member of the Ramco Group (other than the Ramco Principals) in connection with the Ramco Acquisition for a period of 12 months following the closing of the Ramco Acquisition. The Lock-Up Agreements will, subject to certain limited exceptions, restrict the transfer of Units (or shares exchanged for Units) issued to each of the Ramco Principals in connection with the Ramco Acquisition for a period of 30 months following the closing of the Ramco Acquisition except (i) during the initial 12 months following the Ramco Acquisition, such Ramco Principal shall have the right to pledge up to 25% of such Units and shares to a financial institution as collateral for any loan with respect to which such Ramco Principal is personally liable and (ii) after the expiration of such 12 month period, such Ramco Principal shall have the right to pledge up to 50% of such Units and shares (including any Units and shares pledged during the initial 12 month period) to a financial institution as collateral for any loan with respect to which such Ramco Principal is personally liable.

     The Registration Rights Agreement will provide that, subject to certain limitations, and after the expiration of the applicable restriction periods, the Ramco Group will have certain rights to have their shares included in any registered public offering undertaken by the Company. The Company will bear all expenses incident to its registration requirements under the registration rights, except that such expenses shall not include any underwriting discounts or commissions.

     Certain Bankruptcy Proceedings. On January 31, 1984, North Kent Co., a Michigan co-partnership comprised of the Ramco Principals, acquired North Kent Mall (the "Shopping Center"), an enclosed shopping center located in Plainfield Township, Michigan. The sale was accomplished by means of an installment contract for the shopping center which "wrapped around" an existing first lien mortgage loan held by Balcor Pension Investors IV ("Balcor"). Shortly thereafter, North Kent Co. sold the improvements comprising the Shopping Center and leased the underlying land to North Kent Mall Associates Limited Partnership, a Michigan limited partnership (the "North Kent LP") in which North Kent Co. was the general partner. In 1992, the North Kent LP failed to pay its monthly debt service to Balcor because the Shopping Center was not generating sufficient cash to pay all operating expenses and debt service under the Balcor mortgage, and Balcor exercised its right to collect rents. After workout negotiations proved unsuccessful, Balcor began foreclosure proceedings, and the North Kent LP and North Kent Co. filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code. A reorganization plan was then approved which restructured the Balcor debt and gave the North Kent LP a certain period of time in which to either pay off the restructured debt or deliver a deed in lieu of foreclosure to Balcor. In January 1994 the North Kent LP tendered a deed in lieu of foreclosure conveying the Shopping Center to Balcor due to its inability to secure new financing.

TERMINATION OF EXISTING EMPLOYMENT CONTRACTS; TERMINATION AGREEMENTS

     See "The Master Agreement -- Certain Covenants," and "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS -- Employment Agreements."

     Pursuant to the Liechtung Termination Agreement, Mr. Liechtung agreed to terminate his employment as President of the Company effective as of February 29, 1996. Neither the Company nor Mr. Liechtung has any further obligations under Mr. Liechtung's employment agreement, except that the Company will continue to be obligated to perform its indemnification obligations thereunder. In accordance with the terms of the Liechtung Termination Agreement: (i) the Company paid to Mr. Liechtung a lump-sum termination payment of $1,478,402 and
(ii) Mr. Liechtung surrendered to the Company for cancellation all 600,000 Share options previously granted to him by the Company, which options were fully vested and provided for an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan). In addition, if the Company consummates the Ramco Acquisition on or before June 10, 1996, the Company has agreed to make an additional payment to Mr. Liechtung equal to $159,800 which amount represents the origination bonus Mr. Liechtung would have been entitled to receive under his employment agreement if the Ramco Acquisition occurred during its term.

     Pursuant to the Pashcow Termination Agreement, dated as of March 26, 1996, Mr. Pashcow agreed to terminate his employment as Chairman of the Company effective as of the closing of the Ramco Acquisition. Neither the Company nor Mr. Pashcow will thereafter have any further obligations under Mr. Pashcow's employment agreement, except that the Company will continue to be obligated to perform its indemnification obligations thereunder. In accordance with the terms of the Pashcow Termination Agreement: (i) the Company will pay to Mr. Pashcow, following the closing of the Ramco Acquisition, two severance payments totaling an aggregate of $1,910,416 (exclusive of interest at a rate of approximately 7.75% on $1,600,000 of which will be deferred and paid on January 15, 1997), of which up to a maximum of $1,500,000 will be deferred and paid in January 1997, and (ii) Mr. Pashcow surrendered to the Company for cancellation all 600,000 Share options previously granted to him by the Company, which options were fully vested and provided for an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan). In addition, upon the closing of the Ramco Acquisition, Mr. Pashcow will receive an origination bonus in the amount of $79,900 under his existing employment agreement.

BENEFITS OF THE RAMCO ACQUISITION TO RAMCO PRINCIPALS

     The Ramco Principals will realize certain benefits as a result of the consummation of the Ramco Acquisition, including the following: (i) the Ramco Group will transfer their direct and indirect interests in the Ramco Contribution Assets to the Operating Partnership in exchange for an approximately 18% limited partnership interest (approximately 1,806,000 Units) in the Operating Partnership, assuming the conversion of all outstanding loans made by the Ramco Principals to the Ramco Group into Units and that certain leasing plans with respect to the Lease Up Property are fulfilled (which 18% interest has an approximate aggregate value of $28,900,000, based on an assumed value of $16.00 per Unit); (ii) the Company will assume approximately $184,015,000 of secured indebtedness, as of December 31, 1995, on the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbering two 50%-owned Ramco Properties); (iii) each of the Ramco Principals will enter into three-year employment agreements with the Company providing for annual base salaries of $100,000; (iv) the Company will grant to each of the Ramco Principals options to purchase 24,000 shares at an exercise price of $16.00 per Share under the New Plan; (v) the structure of the Ramco Acquisition will provide the Ramco Principals the opportunity for deferral of tax consequences of the contribution of their interests in the Ramco Properties to the Operating Partnership; (vi) Joel, Dennis, Richard and Bruce Gershenson and Michael Ward will be released from personal guarantees aggregating approximately $66,502,000, as of December 31, 1995, with respect to indebtedness, for which they are jointly and severally liable, to be repaid in the Ramco Acquisition; (vii) Joel Gershenson and Dennis Gershenson will be nominated to the Company's Board of Trustees; and (viii) the Company will assume and repay $3,200,000 of certain unsecured debt associated with the Ramco Properties that is payable to affiliates of Ramco. The net book value of the Ramco Contribution Assets that will be acquired by the Company in the Ramco Acquisition as of September 30, 1995 is approximately ($57,576,000) (exclusive of capitalized loan origination costs and prepaid transaction costs) as compared to (i) a pro forma net book value as of September 30, 1995 of approximately ($38,030,000) in Units (assuming the conversion of all outstanding loans made by the Ramco Principals to the Ramco Group into Units), (ii) the assumption by the Company of $184,015,000 of secured indebtedness, as of December 31, 1995, in the Ramco Properties (excluding principal amortization on such indebtedness since December 31, 1995 and including a pro rata share of the debt encumbrance two 50%-owned Ramco Properties, (iii) $3,200,000 in unsecured loan repayments, (iv) $500,000 in base annual salary payments, (v) 120,000 share purchase options (at an exercise price of $16.00 per share), and (vi) approximately $66,502,000, as of December 31, 1995, in personal loan guarantee releases that will be received directly or indirectly by each of Joel, Dennis, Richard and Bruce Gershenson and Michael Ward, who are jointly and severally liable with respect to such amount, in connection with the Ramco Acquisition.

ACCOUNTING TREATMENT OF THE RAMCO ACQUISITION

     The Ramco Acquisition will be accounted for as a purchase for accounting and financial statement purposes.

REQUIRED APPROVAL FOR PROPOSALS; CONSEQUENCES OF FAILURE TO APPROVE THE
PROPOSALS

     The Proposals will be implemented only if each of them is approved. If the Ramco Acquisition is consummated, the actions contemplated by each of the Proposals that has been approved will occur substantially simultaneously with the completion of the Ramco Acquisition. If the Proposals which are a condition to the consummation of the Ramco Acquisition are approved, the Company will have the authority to complete the Ramco Acquisition upon the terms generally described in this Proxy Statement subject to such modifications as the Board of Trustees determine to be fair and in the best interests of the Shareholders. If the terms of the Ramco Acquisition change in any material respect from those described in this Proxy Statement, the Company will be required to resolicit Shareholder approval of the Ramco Acquisition upon such revised terms. For a detailed discussion of additional conditions to the consummation of the Ramco Acquisition, see "-- The Master Agreement -- Conditions to Consummation of the Contemplated Transactions."

     If the Proposals are not approved, the Company intends to continue to conduct its business generally in a manner consistent with past practices, while exploring other transactions outside the ordinary course of its business designed to convert the Company into an equity REIT. Alternatively, the Company may seek to enter into a business combination with another REIT or may, subject to any limitation that may be imposed by the IRS in connection with its ongoing examination of the Company's tax returns, commence an orderly liquidation of its assets if the Trustees determine that such a liquidation would maximize Shareholder value. Any decision to liquidate might involve a special distribution to Shareholders of a substantial portion of RPS' existing cash but nevertheless could be subject to approval from the IRS. The Company will be required to pay approximately $9,000,000 of expenses incurred in connection with the Contemplated Transactions; in addition, if the Ramco Acquisition does not occur because the Company has engaged in certain alternative transactions, the Company has agreed to reimburse Ramco for certain of its expenses incurred in connection with the Ramco Acquisition, in an amount not to exceed $1,250,000. Even if the Proposals which are a condition to the consummation of the Ramco Acquisition are approved, however, there is no assurance that the Ramco Acquisition will be consummated.

LIMITATIONS ON APPRAISAL RIGHTS

     Special Massachusetts counsel to the Company has rendered its opinion to the Board of Trustees that the facts of the Contemplated Transactions are not such as to entitle the Company's Shareholders to dissenters' rights of appraisal in connection with such Contemplated Transactions, including the Ramco Acquisition.

REASONS FOR THE RAMCO ACQUISITION; RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Company's Board of Trustees believes that the terms of the Master Agreement and the transactions contemplated thereby are fair to and in the best interests of the Company and its Shareholders. Accordingly, the Company's Board of Trustees has by a unanimous vote approved the Master Agreement and recommends approval of the Ramco Acquisition Proposal by the Shareholders. In reaching its determination to recommend approval of the Ramco Acquisition Proposal, the Board of Trustees considered, among other things:

          (i) the fact that the Ramco Acquisition provides the Company with the opportunity, in a single transaction, to acquire a portfolio of interests in 22 shopping center and retail properties, which contain an aggregate of 5,114,000 square feet of GLA, that complements the Company's existing portfolio of properties. The Board of Trustees viewed this as favorable, particularly given the length of time and amount of effort required of management to locate and consummate the acquisition of a substantial number of properties on an individual basis. In addition, the Board of Trustees viewed as favorable to its determination that the Ramco Acquisition (together with the consummation of the Spin-Off Transaction) will permit the Company to complete its previously announced intention to become a self-administered and self-managed REIT principally engaged in the business of owning, managing, leasing, developing, redeveloping and acquiring shopping center properties;

          (ii) Ramco's development, acquisition and in-house property management capabilities will result in the Company being a more fully integrated real estate company. The Board of Trustees viewed as favorable the fact that Ramco had developed or substantially redeveloped or expanded all but one of the Ramco Properties. In this regard the Board of Trustees noted that the five Ramco Principals, who have an average of 25 years of shopping center experience, will enter into three year employment agreements as well as non-competition agreements with the Company. In addition, the Board of Trustees viewed as favorable to its determination that the five Ramco Principals would be incentivized to improve Company performance through a combination of a substantial interest in the Company, bonuses based on increases in Funds from Operations and stock options. The Board of Trustees noted and placed particular emphasis on its belief that by expanding its development and acquisition capacity the Company would improve its opportunities for future growth;

          (iii) the Company's improved prospects for accessing the equity capital markets that should result from the anticipated increase in its market capitalization and the diversification of its portfolio of properties and its conversion to an equity REIT. The Board of Trustees believed that access to the equity capital markets could be used to fund the Company's future growth;

          (iv) information relating to the pro forma business operations of the Company. The Board of Trustees viewed as favorable to its determination the fact that, based upon an estimate of cash flow that will be available for distribution during the 12 months following the Ramco Acquisition under present conditions, the Company would be able to increase its annual distributions from $.32 per Share ($1.28 per Share after taking into account the Reverse Split) to $.42 per Share ($1.68 per Share after taking into account the Reverse Split). The Board of Trustees also viewed as favorable that on a pro forma basis 86.2% of the Company's debt would be fixed rate debt and that on a pro forma basis the Company would have had a Funds from Operations coverage ratio (i.e., Funds from Operations plus interest expense divided by interest expense) of more than 3.0 times;

          (v) the terms of the Master Agreement, including the equity interest in the Operating Partnership that would be held by the Company. In this regard, the Board of Trustees noted that independent appraisals generally supported the agreed upon value of the RPS Properties (the actual appraised value of such properties was $47,000,000 compared to an agreed upon value of $46,025,000). See "-- Structure of the Ramco Acquisition". The Board also viewed as favorable to the determination the fact that the purchase price for the Ramco Contribution Assets was based on arm's length negotiations. The Board noted that the implied capitalization rate of estimated NOI from the Ramco Properties for the year ended December 31, 1995 was more than 10.5%;

          (vi) notwithstanding the fact that Dean Witter concluded it was unable to render a fairness opinion in connection with the Ramco Acquisition (see "Risk Factors -- Inability of Financial Adviser to Render a Fairness Opinion"), the financial advice of Dean Witter with respect to the terms and conditions of the Ramco Acquisition because Dean Witter is an internationally recognized investment banking firm with substantial experience with REITs and analyzing mergers and acquisitions. See
     "-- Background of the Ramco Acquisition" and "-- Dean Witter;" and

          (vii) the Company's ability to terminate the Master Agreement under certain circumstances, if required by the fiduciary duties of the Board of Trustees. The Board viewed such fact as favorable to its determination because of its belief that, in the absence of significant "lock up" arrangements, a third party wishing to make a financially superior proposal to the Company would have an opportunity to do so.

     The Board of Trustees also considered potentially negative factors in its deliberations concerning the Ramco Acquisition Proposal, including, among others:

          (i) the significant costs involved in connection with consummating the Ramco Acquisition;

          (ii) the risk that the anticipated benefits of the Ramco Acquisition may not be realized; and

          (iii) the possibility that the shares of the Company will, following the Ramco Acquisition, trade at an aggregate price which is less than the fair market value of the RPS Contribution Assets or the possibility that the aggregate future market price of the shares of the Company and the Spin-Off Company Shares would be less than the range of recent trading prices of the Shares prior to the announcement of the Ramco Acquisition.

     In view of the wide variety of factors considered by the Board of Trustees, the Board of Trustees did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. However, in the view of the Board of Trustees, the potentially negative factors considered by it were not sufficient, either individually or collectively, to outweigh the positive factors considered by the Board of Trustees in its deliberations relating to the Ramco Acquisition Proposal.

VOTE REQUIRED

     The affirmative vote of a majority of the Shares voted, in person or by proxy, is required to approve the Ramco Acquisition Proposal, provided a quorum is present. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE RAMCO ACQUISITION PROPOSAL.

DEAN WITTER

     The Board of Trustees retained Dean Witter to render financial advisory services to the Board of Trustees (the "Engagement") with respect to the proposed Ramco Acquisition. Dean Witter commenced performing its services under the Engagement in November 1993, which was confirmed by a letter dated as of June 8, 1994. Dean Witter was not engaged to, nor did it, render any advice with respect to the Spin-Off Company or Spin-Off Transaction. Because the Asset Issue and the IRS examination have not been concluded, Dean Witter has not continued its efforts to determine the fairness of the transaction. As such, Shareholders should note that Dean Witter has never rendered a fairness opinion in connection with the Ramco Acquisition and Dean Witter's advice as described herein does not constitute a fairness opinion.

     Dean Witter has in the past rendered investment banking services to the Board of Trustees and has received fees for such services. The Board of Trustees was aware of these relationships when it retained Dean Witter. The Board of Trustees selected Dean Witter as its financial advisor for the Engagement based upon Dean Witter's experience, ability and reputation for providing advice and fairness opinions for a wide variety of corporate transactions. Dean Witter, as a part of its investment banking business, is regularly engaged in the valuation of businesses and securities, including securities of real estate companies, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

     Under the terms of the Engagement, the Company agreed to pay Dean Witter a retainer fee of $150,000 upon execution of the written confirmation of the Engagement, and an additional fee of $150,000 on the date the Company initiated a proxy solicitation with the goal of effecting the Ramco Acquisition or certain alternative transactions or series of transactions. If the Ramco Acquisition is consummated, the Company will pay Dean Witter a cash transaction fee of $750,000, against which the retainer and additional fees of $300,000 may be credited. The Company also had agreed to pay $500,000 to Dean Witter if, and at the time, Dean Witter rendered a fairness opinion; Dean Witter will not receive any portion of that amount. In the event of consummation of a transaction or series of transactions, pursuant to which control of or a material interest in the securities, assets or business of the Company is acquired by or combined with any unaffiliated third party other than Ramco, the Company will pay Dean Witter a fee equal to 1% of the aggregate value of such transaction(s). The Company is also obligated to reimburse Dean Witter for its out-of-pocket expenses and to indemnify Dean Witter against certain liabilities relating to services performed by Dean Witter.

           PROPOSAL 2 -- THE DECLARATION OF TRUST AMENDMENT PROPOSAL

GENERAL

     Because the Board of Trustees has determined that it is necessary or desirable in connection with the Ramco Acquisition to effect certain amendments to the Company's existing Declaration of Trust, the Company is proposing an amendment to its existing Declaration of Trust to, among other things, (i) increase certain quorum percentage requirements in connection with meetings of the Board of Trustees, (ii) establish a Nominating Committee and Advisory Committee of the Board of Trustees, (iii) change the Company's name to Ramco-Gershenson Properties Trust, and (iv) authorize the Board of Trustees, on a one-time basis to effect the Reverse Split in connection with the Ramco Acquisition, to combine outstanding Shares by way of a 1 for 4 reverse split, provide for the payment of cash in lieu of any fractional interest in a combined Share and establish mechanics to implement any such combination. If this Proposal 2 is approved by the Shareholders and otherwise becomes effective, the Trustees will cause the Company to adopt the Acquisition Amendment, and to take such other actions as may be deemed necessary or desirable to effect such action, including amending the Company's existing By-Laws, where applicable, to reflect the amendments effected by the Acquisition Amendment. See
"-- Description of the Acquisition Amendment" below.

DESCRIPTION OF THE ACQUISITION AMENDMENT

     General. The discussion set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to Massachusetts law and also to the Company's existing Declaration of Trust and By-Laws and the full text of the Acquisition Amendment set forth as Exhibit A to this Proxy Statement.

     Number of Trustees; Quorum. The Acquisition Amendment increases the maximum number of Trustees constituting the Board of Trustees from nine to fifteen. In addition, under the Company's existing Declaration of Trust, a majority of Trustees constitutes a quorum for a meeting of the Board of Trustees. Under the Acquisition Amendment, a quorum requires the presence of at least 75% of the Trustees, a majority of whom must be Independent Trustees.

     Nominating and Advisory Committees of the Board. The Acquisition Amendment requires the establishment of a Nominating Committee and an Advisory Committee which are not required by the Company's existing Declaration of Trust, and provides that (i) such Nominating Committee shall consist of at least three members, all of whom shall be Independent Trustees, and which shall nominate persons for election to the Board of Trustees and (ii) such Advisory Committee shall consist of three persons who are not Trustees, and shall have the power to consult with and advise the Board of Trustees as requested.

     Name. Under the Acquisition Amendment the Company's name shall be changed to "Ramco-Gershenson Properties Trust."

     Reverse Split. The Acquisition Amendment authorizes the Board of Trustees, on a one-time basis to effect the Reverse Split in connection with the Ramco Acquisition, to, in addition to its ability to issue Shares by way of dividend or share split, combine outstanding Shares by way of a 1 for 4 reverse split, provide for the payment of cash in lieu of any factional interest in a combined Share, and establish mechanics to implement any such combination.

VOTE REQUIRED

     The affirmative vote of a majority of the issued and outstanding Shares is required to approve the Declaration of Trust Amendment Proposal. THE BOARD OF TRUSTEES OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE DECLARATION OF TRUST AMENDMENT PROPOSAL.

                      PROPOSAL 3 -- THE NEW PLAN PROPOSAL

     The Shareholders are asked to ratify and approve the adoption of the New Plan on terms summarized below.

THE NEW PLAN

     General. The New Plan will provide for the granting, from time to time, to employees of the Company, the Operating Partnership, Ramco, and their respective subsidiaries, of options to purchase up to an aggregate number of shares of the Company equal to the difference between (i) 9% of the total number of issued and outstanding shares following the Reverse Split (on a fully diluted basis assuming the exchange of all the Ramco Group's Units for shares) immediately following the consummation of the Ramco Acquisition and (ii) the number of shares of the Company (following the Reverse Split) subject to options under the Employee Plan and the Trustee Plan as of the Closing of the Ramco Acquisition. It is estimated that options to purchase an aggregate of approximately 855,000 shares will be available for grant under the New Plan after taking into account the Reverse Split and assuming all the options issued under the Trustee and Employee Plans will be surrendered as of the closing of the Ramco Acquisition), then of such amount, options to purchase 120,000 shares, in the aggregate, will be issued to the Ramco Principals. See "-- Description of the New Plan." The Company intends to make offers to all existing holders of options granted under the Employee Plan to surrender such options upon the closing of the Ramco Acquisition. If any options under the Employee Plan are not so surrendered, the number of options that will be available for grant under the New Plan will be reduced by one fourth of such amount (which takes into account the Reverse Split).

     Reasons for Adoption of the New Plan. The Company recognizes the importance of attracting and retaining employees with the requisite degree of experience and ability and providing employees with an opportunity to share in the growth in value of the Company, thereby aligning employees' interests with those of Shareholders. Such employees are or may become primarily responsible for the management, direction and financial success of the Company. In addition, the Ramco Principals' Employment Agreements require the Company to issue options to purchase shares to the employees pursuant to such agreements.

     In the opinion of the Board of Trustees, stock options granted on proper terms are considered essential in attracting and motivating personnel, and the interests of the Company and its Shareholders will be advanced thereby. In the past, the Company has granted options to employees under the Employee Plan to serve these purposes. Currently, there are very few options remaining for grant under the Employee Plan. In connection with the consummation of the Ramco Acquisition, the Company expects to have a substantial number of new employees, including the Ramco Principals, to whom the Board of Trustees would desire to grant options. Therefore, the proposed New Plan is intended to provide the incentives of stock options to new employees whose services are considered valuable to the Company.

     Options granted under the New Plan could, upon exercise, have the immediate effect of diluting the earnings, net tangible book value, and Funds from Operations and cash available for distribution per share of the Company.

     Description of the New Plan

     Administration. Under the New Plan, the Independent Trustee members of the Compensation Committee of the Board of Trustees are authorized to determine the individuals to whom and the time or times at which options will be granted, the number of shares to be subject to each option and to interpret the provisions and supervise the administration of the New Plan. The Committee may, within the limits of the New Plan, also determine the terms and provisions of the option agreements between the Company and the optionees. Members of the Committee are not eligible for participation in the New Plan and will not receive compensation for administering the New Plan. Each member of the Committee will be a "Disinterested Person" under Rule 16b-3(c)(2)(i) of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     Participants. All full-time officers and other key employees (including Trustees who are employees) of the Company, the Operating Partnership, Ramco and their respective subsidiaries are eligible to participate in the New Plan. Following the consummation of the Ramco Acquisition, there will be approximately 145 officers and employees of the Company who will be eligible to participate in the New Plan, including each of the Ramco Principals.

     Options to purchase an aggregate number of shares of the Company equal to the difference between (i) 9% of the total number of issued and outstanding shares (on a fully diluted basis assuming the exchange of all Units for shares of the Company) immediately following the consummation of the Ramco Acquisition and (ii) the number of shares of the Company subject to options under the Employee Plan and the Trustee Plan will be available for grant under the New Plan. In connection with the consummation of the Contemplated Transactions, on the closing of the Ramco Acquisition, each Ramco Principal will be granted options to purchase 24,000 shares under the New Plan (collectively, the "Initial Grants"). Options to purchase no more than 50,000 Shares (exclusive of the Initial Grants) may be granted to any one individual during any calendar year.

     Material Terms. Options granted pursuant to the New Plan will be evidenced by agreements in such form as the Compensation Committee shall from time to time approve, subject to the limitations set forth in the New Plan.

     The Initial Grants will vest and become exercisable in equal installments on each of the first, second and third anniversaries of the closing of the Ramco Acquisition. All other options will become vested and exercisable as determined by the Compensation Committee and as set forth in individual option agreements.

     The exercise price per share for the Initial Grants will equal $16.00 per share. The $16.00 per share price was based on the agreed upon value of the RPS Contribution Assets divided by the number of shares of the Company outstanding. The exercise price per share of all other options granted under the New Plan will be not less than 100% of the fair market value of the shares of the Company on the date of grant. The exercise price of the options will be paid in cash and/or, if the Committee permits, shares having an equivalent fair market value. In either case, such exercise price is subject to adjustment in the event of future stock dividends, stock splits or similar reorganizations, as described below. "Fair market value" as of a particular date is deemed to be the closing sales price per Share if the shares of the Company are listed on the NYSE or such other national stock exchange on which the Shares are traded. If the shares are not listed on any national exchange, the Compensation Committee will determine the fair market value.

     Transfer. Options generally are not transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Compensation Committee may provide in an individual optionholder's option agreement that an optionholder may transfer, without consideration, his or her options to members of his or her immediate family, to trusts established for the benefit of such family members or to partnerships in which such family members are the only parties.

     Term. Options expire no later than ten years from their date of grant as provided in the option agreement.

     Termination of Employment. Upon the death of an employee while in the employ of the Company, the vesting of his or her options will accelerate and remain exercisable in full immediately by the employee's legal representative for one year from the date of the employee's death. In the event of total disability of an employee while employed, the vesting of all unexercised options will accelerate and remain exercisable by the employee for one year of such disability.

     In the event of the termination of employment of an employee by reason of "retirement," options may be exercised, to the extent exercisable at the time of such termination, for five years from the date of such termination. "Retirement" means an employee's termination of employment after age 55 and completion of 15 years of continuous service to the Company, the Operating Partnership, Ramco and/or any predecessor entity as a Trustee or employee.

     In the event of the termination of employment of an employee for cause, all options held by such employee will immediately terminate and be of no force and effect, whether or not then vested.

     In the event of termination of employment of an employee for any reason other than death, disability, retirement or for cause, options may be exercised, to the extent exercisable at the time of such termination, for one year from the date of such termination.

     Adjustments. The New Plan provides that the number of options and shares of the Company subject thereto, and the applicable exercise prices, are subject to appropriate adjustment by the Committee in the event of a stock dividend, stock split or any recapitalization. In the event of a merger, consolidation or other like reorganization of the Company, the Compensation Committee may grant awards under the New Plan in substitution of awards held by employees of another corporation who as a result of the merger or consolidation become employees of the Company or a subsidiary of the Company.

     Change of Control. In the event of a change of control of the Company, each outstanding option will become fully exercisable. In the event no provision is made for the assumption of such options, or the substitution therefor, each optionholder whose employment has not been terminated will receive from the Company an amount equal to the excess of the fair market value per share as of the date the change of control occurred over the applicable exercise price within 30 days of the change of control.

     Amendment. The Board of Trustees of the Company may at any time amend or discontinue the New Plan, and the Committee may at any time amend or cancel any outstanding awards under the New Plan, provided that such action will not adversely affect rights under any outstanding award without the holder's consent. To the extent required by the Exchange Act to ensure that options granted under the New Plan are exempt under Rule 16b-3 promulgated under the Exchange Act and can qualify as performance-related compensation for purposes of
Section 162(m) of the Code, amendments to the New Plan will be subject to Shareholder approval.

     A copy of the New Plan is annexed hereto as Exhibit B and the foregoing discussion is qualified in its entirety by such reference.

                               NEW PLAN BENEFITS

                                                                DOLLAR         NUMBER       EXERCISE
                    NAME AND POSITION(1)                      VALUE($)(2)     OF SHARES       PRICE
------------------------------------------------------------  -----------     ---------     ---------
Joel Gershenson -- Chairman.................................       --           24,000         16.00
Dennis Gershenson -- President and Chief Executive
  Officer...................................................       --           24,000         16.00
Michael A. Ward -- Executive Vice President and Chief
  Operating Officer.........................................       --           24,000         16.00
Richard Gershenson -- Executive Vice President and
  Secretary.................................................       --           24,000         16.00
Bruce Gershenson -- Executive Vice President and
  Treasurer.................................................       --           24,000         16.00
Executive Group.............................................       --          120,000         16.00
Non-Executive Director Group................................       --               --            --
Non-Executive Employee Group................................       --               --            --

---------------
(1) There are no plans for any of the Company's current five most highly compensated officers, nor any current non-executive employees, to receive options under the New Plan.

(2) Cannot be determined at this time because the price at which the shares of the Company will trade following the Ramco Acquisition cannot be predicted.

     Certain Federal Income Tax Consequences. The following is a summary description of the Federal income tax consequences of the New Plan. Share options granted under the New Plan are intended to be "nonqualified stock options" that will not be governed by the special tax treatment applicable to "incentive stock options" described in Section 421 and 422 of the Code.

     The grant of a share option under the New Plan is not taxable to the optionee at the time of grant. Upon the exercise of a share option by an employee of the Company:

          (1) except as described below with respect to an optionee who is subject to Section 16(b) of the Exchange Act (a "Section 16(b) optionee"), the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price;

          (2) the Company (or the subsidiary which employs the optionee) generally will be entitled to a deduction at the same time and in the same amount as the optionee recognizes income; and

          (3) upon a sale of the shares so acquired, the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold.

     If payment of the exercise price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the date of exercise, but not less than the exercise price, and the holding period will begin on the day after the date of exercise. If the optionee uses previously owned shares to pay all or part of the exercise price, the transaction will not be considered to be a taxable disposition of the previously owned shares. The optionee's tax basis and holding period of the previously owned shares will be carried over to the equivalent number of shares received on exercise. The tax basis of the additional shares received upon exercise will be their fair market value on the date of exercise, but not less than the amount of cash used in payment, and the holding period for such additional shares will begin on the day after the date of exercise.

     If a share option is exercised within six months of the date of grant by a
Section 16(b) optionee, then, unless the optionee makes an election under
Section 83(b) of the Code within 30 days after exercise to be taxed under the general rules described above: (i) the Section 16(b) optionee will recognize taxable ordinary income at the end of the six-month Section 16(b) period, (ii) the amount of such ordinary income will be equal to the excess of the fair market value of the shares at that time over the exercise price, and the Section 16(b) optionee's tax basis for the shares will be equal to their fair market value at that time, (iii) the Section 16(b) optionee's holding period for the shares will begin at the end of the six-month period, and (iv) any dividends he receives on the shares before that time will be taxable to him as compensation income. If previously owned shares are used to pay all or part of the exercise price, the special rules described above will apply, using the fair market value of the shares at the end of the six-month period.

LIMITATION ON APPRAISAL RIGHTS

     Special Massachusetts counsel to the Company has rendered its opinion to the Board of Trustees that the facts of the Contemplated Transactions are not such as to entitle the Company's Shareholders to dissenters' rights of appraisal in connection with such Contemplated Transactions, including the New Plan Proposal.

VOTE REQUIRED

     The affirmative vote of a majority of the Shares voted, in person or by proxy, at the Special Meeting is required to approve the New Plan Proposal, provided a quorum is present. THE BOARD OF TRUSTEES OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE NEW PLAN PROPOSAL.

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                        FEDERAL INCOME TAX CONSEQUENCES

     The Company believes that the Ramco Acquisition is consistent with its objective of continuing to operate in a manner so as to continue to satisfy the Code requirements for qualification as a REIT. However, no assurance can be given that such requirements will continue to be met or that the Company will be so qualified at any time. Based on various assumptions relating to the organization and operation of the Company, the Operating Partnership and the Ramco Properties and representations made by the Company and the Operating Partnership as to certain factual matters, and in reliance on the opinion of Wolf, Block, Schorr and Solis-Cohen ("Wolf, Block") that the income to be derived from the Ramco Properties is qualifying income under the REIT provisions of the Code, in the opinion of Battle Fowler LLP ("Counsel") the Company will continue to qualify to be taxed as a REIT under the Code after the Ramco Acquisition. Counsel will not review the Company's operating results and no assurance can be given that the Company's actual operating results will meet the REIT requirements on a continuing basis.

     The opinions described herein represent Counsel's best legal judgment as to the most likely outcome of an issue if the matter were litigated. Opinions of counsel have no binding effect or official status of any kind, and in the absence of a ruling from the IRS, there can be no assurance that the IRS will not challenge the conclusion or propriety of any of Counsel's opinions. The Company does not intend to apply for a ruling from the IRS that it qualifies as a REIT, although, as explained further below it is seeking a closing agreement with the IRS with respect to certain REIT qualification issues.

     The following summary, when read together with the discussion under "PROPOSAL 3 -- THE NEW PLAN PROPOSAL -- Certain Federal Income Tax Consequences," includes a discussion of all material Federal income tax considerations associated with the Proposals. The provisions governing treatment as a REIT are highly technical and complex, and this summary is qualified in its entirety by the applicable Code provisions, the rules and regulations promulgated thereunder and administrative and judicial interpretations thereof. Moreover, this summary does not address all tax aspects that might be relevant to a particular Shareholder in light of his personal circumstances and it does not deal with particular types of Shareholders that are subject to special treatment under the Code, such as tax-exempt organizations, insurance companies, financial institutions or broker-dealers, and foreign corporations and persons who are not citizen or residents of the United States.

BACKGROUND

     The Company first elected to qualify as a REIT for the year ended December 31, 1988. Since that date, in accordance with the benefits of treatment as a REIT for federal income tax purposes, amounts paid by the Company as distributions to its Shareholders were not subject to corporate income taxes. For any year in which the Company does not meet the requirements for electing to be taxed as a REIT, it will be taxed as a corporation.

     The rules relating to continued qualification as a REIT are technical and complex. See "-- Requirements for Qualification as a REIT" below. During early 1995, the Company determined that it may have inadvertently failed to satisfy the requirement that at least 75% of the total value of its assets, at the end of each fiscal quarter, consist of real estate assets (including interests in real property, interests in mortgage loans secured by real property and interests in other REITs, as well as cash, cash items and government securities)(the "75% Asset Test") for the third quarter of 1994, because at the end of such quarter more than 25% of the Company's assets were invested in overnight bank repurchase obligations secured by United States Treasury Bills. In a previously issued Revenue Ruling, the IRS had taken the position that overnight bank repurchase obligations constitute neither "government securities" nor cash items for purposes of satisfying the 75% Asset Test. The Company also determined that it may have inadvertently failed to comply in previous years with certain shareholder notice requirements of the Code (the "Shareholder Notice Requirements").

     The IRS has entered into a closing agreement with the Company relating to the Shareholder Notice Requirements, pursuant to which the IRS has agreed not to treat the Company as failing to qualify as a REIT despite the Company's inadvertent failure to comply with the Shareholder Notice Requirements. The IRS has deferred any action with respect to the Company's possible non-compliance with the 75% Asset Test for the

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

third quarter of 1994 pending the further examination of the Company's 1991-1994 tax returns. The Company believes that the IRS position in the above-described Revenue Ruling is incorrect and further believes that even if the IRS position in such Revenue Ruling were to be upheld, the Company's inadvertent failure to satisfy the 75% Asset Test for one quarter was due to reasonable cause and not to willful neglect and, therefore, the mitigation provisions applicable to REITs under the Code should apply to permit the Company to continue to be taxed as a REIT. However, based on developments in applicable law since the issuance of the above-described Revenue Ruling, Counsel has rendered an opinion that the Company's investment in Treasury Bill repurchase obligations would not adversely affect its REIT status.

     Should the IRS deny the Company's request for relief, the Company presently intends to seek a judicial determination that it may continue to qualify as a REIT. If the Company does not ultimately prevail in its position, it would be taxable as a regular "C" corporation for 1994 and possibly 1995 but, because of the incurrence of a net operating loss for each such year, would have no federal income tax liability for 1994 or 1995. However, it is anticipated that the Company would have a state and local tax liability of approximately $600,000 for 1995 and $400,000 for 1994, exclusive of any applicable interest and penalties.

     The Spin-Off Company will assume all tax liabilities attributable to tax claims against RPS arising out of the RPS Tax Issues (other than liability that relates to events occurring or actions taken by RPS following the date of the Spin-Off Transaction). RPS and the Spin-Off Company have received an opinion of Wolf, Block that to the extent there is a deficiency in RPS' taxable income arising out of the IRS examination and provided RPS timely makes a deficiency dividend (i.e., declares and pays a distribution which is permitted to relate back to the year for which such deficiency was determined, to satisfy the requirement that a REIT distribute 95% of its taxable income), the classification of RPS as a REIT for the taxable years under examination would not be affected.

     One of the requirements for qualification as a REIT is that a REIT cannot own more than 10 percent of the voting stock of a corporation other than the stock of a qualified REIT subsidiary (of which the REIT is required to own all of such stock) and stock in another REIT. The Company will own only 5 percent of the voting stock and all of the non-voting stock of Ramco and therefore will comply with this rule. However, the IRS could contend that the Company's ownership of all of the non-voting stock of Ramco should be viewed as voting stock because of its substantial economic position in Ramco. If the IRS were to be successful in such a contention, the Company's status as a REIT would be lost and the Company would become subject to federal corporate income tax on its net income, which would have a material adverse affect on the Company's cash available for distribution. The Company does not have the ability to designate a seat on the Board of Directors of Ramco and the policies and views of the Company will not influence the policies and views of Ramco. See "PROPOSAL
1 -- THE RAMCO ACQUISITION PROPOSAL -- Risk Factors -- Possible Adverse Consequences Relating to Interests in Ramco." Consequently, the Company does not believe that it will be viewed as owning in excess of 10 percent of the voting stock of Ramco.

REQUIREMENTS FOR QUALIFICATION AS A REIT

     The requirements for qualification as a REIT are contained in sections 856-860 of the Code and the regulations issued thereunder. Such requirements include certain provisions relating to the nature of a REIT's assets, the sources of its income, the ownership of its stock, and the distribution of its income. In addition to the requirements of the 75% Asset Test described above, there are certain limitations on the amount of other types of securities which can be held by a REIT. Additionally, at least 75% of the gross income of the Company for the taxable year must be derived from certain sources, which include "rents from real property," and interest secured by mortgages on real property. An additional 20% of the gross income of the Company (i.e., 95%) must be derived from these same sources or from dividends, interest from any source, or gains from the sale or other disposition of stock or securities or any combination of the foregoing. There are also restrictions on the percentage of gross income derived from the sale or disposition of certain assets within certain time periods. A REIT must also distribute annually an amount generally equal to at least 95% of its REIT taxable income.

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

     To the extent that the Company makes any payments that are nondeductible, it may lose all or a portion of its net operating loss carryover or may need to obtain funds from sources other than operations in order to satisfy the 95% annual distribution requirement referred to above. For example, if the aggregate amounts paid by the Company in any year to certain of its executive officers, including any bonuses paid to, and any deductions available to the Company as a result of the exercise of share options by, such officers were to exceed $1 million, the excess would not be deductible by the Company unless it qualified as performance-based compensation. The compensation of the executive officers of the Company after the Ramco Acquisition will not be at a level that would be affected by these limits. In addition, the IRS has proposed regulations that would treat options as performance-based compensation if the options and the plans under which they are granted meet certain requirements. The New Plan was drafted with the intent to qualify the share options granted thereunder as performance-based.

     Structural Considerations. In order to ensure that the "non-closely held" requirement applicable to REIT qualification be continuously satisfied (i.e., five or fewer individuals do not own more than 50% of the value of the outstanding stock of the entity during the last half of a taxable year), the Company's existing Declaration of Trust contains an "excess shares" provision. Such provision provides that if any transfer of Shares would result in any individual owning in excess of 9.8% of the value of the outstanding stock of the Company, the amount of stock in excess of 9.8% will be deemed to be offered for sale to the Company, which can either purchase such shares or sell such shares on behalf of the holder. In view of the IRS' holdings in recent private letter rulings, it is likely that in the event the excess shares provision in the Company's existing Declaration of Trust is triggered, such excess shares will not be considered to be outstanding, which may make it more difficult for the Company to meet the non-closely held requirement.

     Rents from Real Property. As described earlier (see "PROPOSAL 1 -- RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition"), the Company will have completed its transformation from its business of owning and managing a participating mortgage loan portfolio to one of owning and operating real properties (and in particular, shopping center properties). Accordingly, substantially all of the income received by the Company subsequent to the Ramco Acquisition is expected to be rental income instead of interest income. In order to qualify as "rents from real property" for purposes of satisfying the 75 percent and 95 percent gross income tests, several conditions must be satisfied. First, the amount of rent must not be based in whole or in part on the income or profits of any person, although rents generally will qualify if they are based on a fixed percentage of receipts or sales. The Properties are shopping centers and retail properties and the Company has represented that none of the rents under the Properties' existing leases to tenants are based on income or profits. Second, rents received from a tenant will not qualify as "rents from real property" if the Company or an owner of 10% or more of the Company, directly or constructively, owns 10% or more of such tenant (a "Related Party Tenant"). Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, the portion of rent attributable to such personal property will not qualify as "rents from real property." Finally, a REIT generally must not operate or manage the property or furnish or render services to the tenants of such property, other than through an "independent contractor" from whom the REIT derives no income. However, the "independent contractor" requirement does not apply to the extent the services rendered by a REIT are customarily furnished or rendered in connection with the rental of the real property (i.e., services which are not considered rendered to the occupant of the property). The Company has represented that it does not and will not knowingly (i) rent any property to a Related Party Tenant; or (ii) collect rent attributable to personal property which is leased, together with real property, when more than 15% of the total rent is attributable to personal property.

     The Company will, through its interest in the Operating Partnership, receive dividend income from Ramco. Ramco will provide certain services with respect to the Properties and may provide similar services for any newly acquired properties. The Company believes that the services provided by Ramco are usually or customarily rendered in connection with the rental of space for occupancy only. Consequently, the Company believes that the provision of such services will not cause the rents received with respect to the Properties or any newly acquired properties to fail to qualify as rents from real property for purposes of the 75% and 95% gross income tests. If, and to the extent that, any services furnished or performed by the Company, either

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

directly or through Ramco, would cause the rents received from the Properties or any newly-acquired properties to fail to qualify as rents from real property under the 75% and 95% gross income tests, the Company intends to retain an independent contractor (from whom it will derive no income) to furnish or perform such services.

RAMCO ACQUISITION

     Pursuant to the Ramco Acquisition, the Company will contribute the RPS Cash and the RPS Properties to the Operating Partnership, in exchange for Units. A contribution to a partnership in exchange for an interest in the partnership is not a taxable transaction, and the Company will recognize no gain or loss as a result of this transaction. The basis to the Company of the Units received by it will be the same as its basis in the RPS Contribution Assets. The holding period of the Units received by the Company will include the period the RPS Contribution Assets were held by the Company, as long as such assets are either capital assets or assets used in the trade or business of the Company and have been held for longer than one year.

SPIN-OFF COMPANY

     REIT Qualification. Following the Spin-Off Transaction, the Spin-Off Company will own certain assets previously owned by the Company, which assets produced qualifying REIT income substantially in the form of interest from obligations secured by a mortgage on real property or rents from real property. The shareholders of the Spin-Off Company will initially be the same as the Shareholders of the Company immediately prior to the Spin-Off Transaction. It is anticipated that the operations of the Spin-Off Company will be substantially the same as the mortgage operation of the Company prior to the Ramco Acquisition. Accordingly, based upon various assumptions relating to the organization and operation of the Spin-Off Company and certain factual representations made by the Spin-Off Company, in the opinion of Counsel, the Spin-Off Company, upon making the requisite election, should qualify to be taxed as a REIT.

     Based on certain representations by the Company, the transfer of the Spin-Off Company Assets to the Spin-Off Company will satisfy the requirements for non-recognition treatment under the Code. Consequently, the Spin-Off Company will not recognize any gain or loss on the receipt of the Spin-Off Company Assets in exchange for its shares. The Spin-Off Company's initial tax basis in the Spin-Off Company Assets will equal the tax basis of the Spin-Off Company Assets in the hands of the Company immediately prior to the exchange. The holding period for each of the Spin-Off Company Assets acquired in the exchange will generally include the Company's holding period for that asset.

     Tax Aspects of the Spin-Off Transaction. Because the making of mortgage loans does not constitute engaging in an active trade or business, both the Company and the Spin-Off Company do not satisfy a condition necessary for the distribution by the Company to its Shareholders of the Spin-Off Company Shares to be accorded tax-free treatment. Consequently, the distribution of the Spin-Off Company Shares to the Shareholders will be taxable as a dividend to such Shareholders. The Company has no accumulated earnings and profits. Each Shareholder will recognize dividend income to the extent the Company has current earnings and profits at the end of its taxable year. In addition, the adjusted basis of the Shares in the hands of a recipient Shareholder will be reduced by the excess of the fair market value of the Spin-Off Company Shares received over the current earnings and profits of the Company. Any excess of the fair market value of the Spin-Off Company Shares received over the adjusted basis of the Shares owned will generally be taxed as capital gain to the Shareholder. Further, because the Company is not distributing property which has a fair market value in excess of its basis, the Company should recognize no gain or loss on the distribution.

REVERSE SPLIT

     In the opinion of Counsel, the Reverse Split will not be a taxable transaction to the Shareholders. However, the Reverse Split may result in certain Shareholders owning fractional shares of the Company. The Company will distribute cash to such Shareholders in redemption of such shares. As long as the distribution of cash in payment of such shares represents merely a mechanical rounding off of the fractions in the exchange

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

and is not a separately bargained-for consideration, the payments will be treated as redemptions, which should result in the recognition of capital gain or loss, and not ordinary income, to the Shareholders.

TAX ASPECTS OF THE OPERATING PARTNERSHIP

     The following discussion summarizes certain federal income tax considerations applicable solely to the Company's investment in the Operating Partnership and represents the view of Battle Fowler LLP. The discussion does not cover state or local tax laws or any federal tax laws other than income tax laws.

     Classification as a Partnership. All of the Company's real estate investments will be made through the Operating Partnership, which will hold interests in two Property Partnerships. In general, partnerships are "pass-through" entities which are not subject to federal income tax. Instead, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are subject to tax thereon, without regard to whether the partners receive cash distributions from the partnership. The Company will be entitled to include in its REIT taxable income its distributive share of the income of the Operating Partnership and to deduct its distributive share of the losses of the Operating Partnership only if the Operating Partnership is classified for federal income tax purposes as a partnership rather than as an association taxable as a corporation.

     An organization formed as a partnership will be treated as a partnership for federal income tax purposes rather than as a corporation only if it has no more than two of the following four corporate characteristics: continuity of life, centralization of management, limited liability and free transferability of interests.

     Neither the Operating Partnerships nor the Property Partnerships have requested, nor do they intend to request, a ruling from the IRS that they will be treated as partnerships for federal income tax purposes. Instead, at the closing of the Ramco Acquisition, Counsel will deliver its opinion that, based on the provisions of the partnership agreements governing the Operating Partnership and the Property Partnerships, certain factual assumptions and certain representations described in the opinion, the Operating Partnership and the Property Partnerships will not possess more than two corporate characteristics and thus will be treated (i) as partnerships for federal income tax purposes and (ii) not as "publicly traded partnerships." Unlike a tax ruling, an opinion of counsel is not binding on the IRS and no assurance can be given that the IRS will not challenge the status of the Operating Partnership or the Property Partnerships as partnerships for federal income tax purposes. If such challenge were sustained by a court, the Operating Partnership and/or the Property Partnerships would be treated as a corporation for federal income tax purposes, with the federal income tax consequences described below. In addition, the opinion of Counsel is based on existing law, which, to a great extent, is the result of administrative and judicial interpretation. No assurance can be given that future administrative or judicial opinions would not modify the conclusions expressed in the opinion.

     If for any reason the Operating Partnership and/or the Property Partnerships were taxable as a corporation rather than as a partnership for federal income tax purposes, the Company would not be able to satisfy the asset requirements for REIT status. In addition, any change in the partnership status of such entities for tax purposes might be treated as a taxable event in which case the Company might incur a tax liability without any related cash distribution. See "-- Income Taxation of the Operating Partnership and Its Partners -- Basis in Operating Partnership Interest." Further, items of income and deduction of such partnerships would not pass through to its partners (including the Company), and such partners would be treated as stockholders for tax purposes. The Operating Partnership and/or the Property Partnerships would be required to pay income tax at corporate tax rates on its net income, and distributions to its partners would constitute dividends that would not be deductible in computing the relevant entity's taxable income.

INCOME TAXATION OF THE OPERATING PARTNERSHIP AND ITS PARTNERS

     Operating Partnership Allocations. As noted above, the Company must include in its REIT taxable income its distributive share of the income and losses of any partnership in which it has any interest. Although the provisions of a partnership agreement generally will determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes under Section 704(b) of the Code if they do not

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

have "substantial economic effect" or otherwise do not comply with the provisions of Section 704(b) of the Code and Treasury Regulations.

     If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners in respect of such item. The allocations of taxable income and loss of the Operating Partnership and the Property Partnerships are intended to comply with the requirements of Section 704(b) of the Code and Treasury Regulations.

     Tax Allocations in Respect of Contributed Properties. Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for federal income tax purposes in a manner such that the contributing partner benefits from, or is charged with the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss generally is equal to the difference between the fair market value of the contributed property and the adjusted tax basis of such property at the time of contribution (the "Book-Tax Difference").

     The Treasury Department has recently issued final regulations under Section 704(c) of the Code (the "Regulations") which give partnerships great flexibility in ensuring that a partner contributing property to a partnership receives the tax burdens and benefits of any precontribution gain or loss attributable to the contributed property. The Regulations permit partnerships to use any "reasonable method" of accounting for Book-Tax Differences. The Regulations specifically describe three reasonable methods, including (i) the "traditional method" under current law, (ii) the traditional method with the use of "curative allocations" which would permit distortions caused by a Book-Tax Difference to be rectified on an annual basis and (iii) the remedial allocation method which is similar to the traditional method with "curative allocations." The Company intends to use the "traditional method" to account for Book-Tax Differences in connection with the Ramco Acquisition.

     Basis in Operating Partnership Interest. The Company's adjusted tax basis in the Operating Partnership generally (i) will be equal to the amount of cash and the basis of any other property contributed to such partnership by the Company, (ii) will be increased by (a) its allocable share of such partnership's income and (b) its allocable share of any indebtedness of such partnership and
(iii) will be reduced, but not below zero, by the Company's allocable share of
(a) the Operating Partnership's loss and (b) the amount of cash distributed to the Company, and by constructive distributions resulting from a reduction in the Company's share of indebtedness of such partnership.

     If the Company's allocable share of the loss (or portion thereof) of the Operating Partnership would reduce the adjusted tax basis of the Company's partnership interest in such partnership below zero, the recognition of such loss will be deferred until such time as the recognition of such loss (or portion thereof) would not reduce the Company's adjusted tax basis below zero. To the extent that distributions from a partnership to the Company, or any decrease in the Company's share of the nonrecourse indebtedness of the Operating Partnership (each such decrease being considered a constructive cash distribution to the partners), would reduce the Company's adjusted tax basis below zero, such distributions (including such constructive distributions) would constitute taxable income to the Company. Such distributions and constructive distributions normally would be characterized as long-term capital gain if the Company's interest in such partnership has been held for longer than the long-term capital gain holding period (currently one year).

     Depreciation Deductions Available to the Operating Partnership. Certain assets owned by the Operating Partnership consist of property contributed to it by its partners. In general, when property is contributed in a tax-free transaction under Section 721 of the Code, the transferee-partnership is treated in the same manner as the contributing partner for purposes of computing depreciation. The effect of this rule is to continue the historic basis, placed in service dates and depreciation methods with respect to property contributed to a partnership. This general rule would apply for any properties the Operating Partnership would have acquired by reason of the deemed termination for tax purposes of the Property Partnerships or to the extent that the

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

Operating Partnership received an adjustment under Section 743(b) of the Code by reason of the acquisition of any interests in a Property Partnership that did not terminate for tax purposes.

     As described above (see "-- Income Taxation of the Operating Partnership and Its Partners -- Tax Allocations in Respect of Contributed Properties"), the Treasury Department has issued Regulations which give partnerships flexibility in ensuring that a partner contributing property to a partnership receives the tax benefits and burden and benefits of any precontribution gain or loss attributable to the contributed property.

     The Company intends to use the "traditional method" to account for Book-Tax Differences in connection with the Ramco Acquisition. This could result in the Company being allocated lower depreciation deductions than those available under a different method of accounting for Book-Tax Differences, which could cause (i) the taxable income of the Company to be increased and possibly adversely affect the Company's ability to comply with the distribution requirements applicable to REITs, and (ii) the earnings and profits of the Company to be increased, thereby decreasing the portion of distributions by the Company which may be treated as a return of capital. The Operating Partnership has not determined which of the alternative methods of accounting for Book-Tax Differences will be elected with respect to any properties (if any) contributed to the Operating Partnership subsequent to the Ramco Acquisition.

     Partnership Anti-Abuse Rule. The IRS has adopted final regulations that provide an anti-abuse rule (the "Anti-Abuse Rule") under the partnership provisions of the Code (the "Partnership Provisions"). Under the Anti-Abuse Rule, if a partnership is formed or availed of in connection with a transaction with a principal purpose of substantially reducing the present value of the partners' aggregate federal tax liability in a manner that is inconsistent with the intent of the Partnership Provisions, the IRS can disregard the form of the transaction and recast it for federal tax purposes. The Anti-Abuse Rule states that the intent of the Partnership Provisions is to permit taxpayers to conduct business for joint economic profit through a flexible arrangement that accurately reflects the partners' economic agreement without incurring an entity level tax. The adopted regulation goes on to provide that the Partnership Provisions are not intended to permit taxpayers (i) to structure transactions using a partnership to achieve tax results that are inconsistent with the underlying economic arrangements of the parties or the substance of the transactions or (ii) to use the existence of a partnership to avoid the purposes of other provisions of the Code. The purposes for structuring a transaction involving a partnership are determined based on all of the facts and circumstances.

     The final regulations contain an example which approves the use of a partnership in connection with a REIT in order to achieve tax objectives similar to those involved in the Ramco Acquisition. Counsel is of the opinion that the Ramco Acquisition is not inconsistent with the Partnership Provisions and the Anti-Abuse Rule should not apply to the Operating Partnership. However, the facts surrounding the Ramco Acquisition, while substantially similar to the facts contained in the example in the regulations, are not identical thereto. Accordingly, because the Anti-Abuse Rule is potentially extremely broad in application, it is possible that the IRS could attempt to apply the Anti-Abuse Rule to the Ramco Acquisition, with the result that the Operating Partnership could be treated as an association taxable as a corporation, which would jeopardize the status of the Company as a REIT.

     Possible Legislative or Other Actions Affecting Tax Consequences. The present federal income tax treatment of an investment in the Company may be modified by legislative, judicial or administrative action at any time and any such action may affect investments and commitments previously made. The rules dealing with federal income taxation are constantly under legislative and administrative review, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in Federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in the Company.

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                            THE SPIN-OFF TRANSACTION

     Pursuant to the Ramco Acquisition, the Company is required, on or prior to the closing of the Ramco Acquisition, to transfer or otherwise dispose of the Spin-Off Company Assets. Accordingly, simultaneously with the consummation of the Ramco Acquisition the Company will transfer to the Spin-Off Company eight mortgage loans and two real properties (which collectively have a net book value (including accrued interest) as of December 31, 1995 of approximately $46,482,000, and as of September 30, 1995 of approximately $47,682,000), as well as certain other assets, which are anticipated to be a limited partnership interest in a limited partnership that owns an 18-story building with approximately 138,500 square feet of leasable space located in Chicago, Illinois, furniture, fixtures and equipment and cash, together with all of the liabilities relating to all of such assets, in exchange for all of the "Spin-Off Company Shares. The Company will thereafter make a distribution to its Shareholders of one Spin-Off Company Share for every two Shares held by each such Shareholder (after giving effect to the Reverse Split). As a result of the Ramco Acquisition and the Spin-Off Transaction, the Company's Shareholders will own shares in two separate companies, the Company, an equity shopping center REIT, and the Spin-Off Company, a finite life Maryland REIT.

     Shareholders should note that, as reflected in the Information Statement attached hereto as Appendix A, including the financial statements of the net assets to be transferred to the Spin-Off Company, as of December 31, 1995, the Spin-Off Company recognized an impairment of $800,000 with respect to the 9 North Wabash property, which as of December 31, 1995 was vacant, to decrease the property's carrying value to more closely approximate the appraised value. In addition, of the mortgage loans included in the Spin-Off Company Assets, as of December 31, 1995, six of the mortgage loans, constituting approximately 81% of the Spin-off Company Assets, were in arrears or considered to be "problem" loans. One of such loans, constituting approximately 1% of the Spin-off Company Assets, has matured and is currently in default (the Company has initiated foreclosure proceedings with respect to that loan). Shareholders should also note that, since September 30, 1995, (i) in December 1995, the Company sold the New England Telephone loan and received sale proceeds of $25,000, and upon such sale the Company recognized an additional loss of approximately $182,000, (ii) in January 1996, the Company received proceeds of $2,008,560 from the repayment of the Holiday Park Shopping Center loan (such proceeds consisting of the repayment of the principal balance of $1,916,564, current interest of $24,916 and deferred interest of $67,080), (iii) in February 1996, the Company received proceeds of $1,512,500 from the repayment of the Simmons Manufacturing Warehouse loan (such proceeds consisting of the repayment of the principal balance of $1,500,000 and current interest of $12,500), and (iv) based on a March 1996 agreement in principle with the borrower under the 1-5 Wabash loan for such borrower to acquire the mortgage for $2,200,000 in cash, as of December 31, 1995, the Spin-Off Company financial statements included in the attached Information Statement recognize an allowance for loss of $650,000 with respect to such loan. See "Business -- Company Assets" and the financial statements in the attached Information Statement for more information regarding the Spin-Off Company Assets.

     The Spin-Off Company's objectives will be to reduce to cash or cash equivalents the Spin-Off Company Assets as soon as practicable after the closing of the Ramco Acquisition (but not later than 18 months after the closing of the Ramco Acquisition, unless on or before such date the holders extended by the vote of at least two-thirds in interest of its shareholders approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to the Company that has been assumed by the Spin-Off Company has not been actually resolved) and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, within such 18 month period. There can be no assurance, however, that the Spin-Off Company will be able to achieve these objectives. It is the intention of the Spin-Off Company to seek shareholder approval of the extension of its 18-month term only in the event the Spin-Off Company is unable to achieve its objectives within such period. Because, in connection with the Spin-Off Transaction, the Spin-Off Company will assume all tax liability arising out of the RPS Tax Issues, the Spin-Off Company will not liquidate or merge or combine operations with another real estate entity until such claims, if any, are actually resolved. Any extension of the Spin-Off Company's 18-month term under such circumstances will not require the vote of its shareholders. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Background of the Ramco Acquisition" and "FEDERAL INCOME TAX CONSEQUENCES -- Background" for a discussion of the RPS Tax Issues. In addition, because the Spin-Off Company has adopted a policy not to re-invest sales proceeds in additional mortgage loans on real estate (except to the extent necessary to satisfy applicable REIT requirements), a merger or other business combination involving the Spin-Off Company and another real estate entity may constitute a "roll-up transaction" under applicable securities laws. In such case, the Spin-Off Company would be required to comply with the heightened disclosure rules as well as special rules relating to the proxy solicitation process and the listing of the securities of the surviving company on any exchange or on Nasdaq. As such, application of the roll-up rules to a company merger or business combination could delay, deter or prevent such a transaction from occurring.

     In connection with the Spin-Off Transaction and pursuant to the Master Agreement, the Spin-Off Company will assume all potential tax liability arising out of the RPS Tax Issues. Notwithstanding the assumption of the potential tax liability by the Spin-Off Company, a special committee of the Board that will consist of the Continuing Trustees, except for Robert A. Meister, will control the settlement and/or disposition of the RPS Tax Issues. It is possible that in connection with the resolution of the RPS Tax Issues, the IRS could disallow certain deductions previously taken by the Company which, in turn, would result in a corresponding increase in the Company's taxable income for the tax years in respect of which such deductions were previously claimed. Because a REIT is required to distribute at least 95% of its REIT taxable income in each year, the Company, in order to preserve its status as a REIT, would in such event declare and pay to its Shareholders at that time a so called "deficiency dividend." (A deficiency dividend is a special dividend permitted by the Code that relates back to the year that a deficiency was determined in order to satisfy the requirement that a REIT distribute at least 95% of taxable income.) Any funds needed to pay the deficiency dividend would be provided by the Spin-Off Company. Accordingly, Shareholders should note that in the event a deficiency dividend is paid under the circumstances described above, this would result in an indirect payment of cash from the Spin-Off Company to the Shareholders of the Company at the time the dividend payment is made.

     The Spin-Off Company has registered its shares of beneficial interest under
Section 12(g) of the Exchange Act, and has filed a registration statement on Form 10 with the SEC. An Information Statement which was prepared pursuant to the requirements of Regulation 14(c) under the Exchange Act and contains financial as well as other material information with respect to the business and management of the Spin-Off Company and the Spin-Off Transaction, is attached to this Proxy Statement as Appendix A.

     Following the Spin-Off Transaction, it is expected that the Company and the Spin-Off Company will conduct their respective businesses as independent companies with their own separate employees, and the Company will retain no ownership interest in the Spin-Off Company.

     The approval of the Company's Shareholders is not required in order for the Company to effectuate the Spin-Off Transaction, and no such approval is being sought. Furthermore, the Spin-Off Transaction is not conditioned upon the consummation of the Ramco Acquisition, and accordingly, the Spin-Off Transaction may be effectuated even if the Ramco Acquisition does not occur. However, as set forth above, disposition of the Spin-Off Company Assets is a condition of the Ramco Acquisition, and, accordingly, the Spin-Off Company Assets must be transferred or otherwise disposed of by the Company in order for the Ramco Acquisition to occur.

     On April 3, 1995, the Board of Trustees authorized the formation of a committee of the Board of Trustees (the "Spin-Off Committee"), which committee was directed to work with the Company's management in the structuring and analysis of the Spin-Off Transaction, liquidation of the Spin-Off Company Assets and potential mergers and combinations. Messrs. Goldberg, Blumenfeld and Glickman are the members of the Spin-Off Committee. Each such member has received $25,000 in his capacity as a member of the Spin-Off Committee, which amount will be retained regardless of whether the Spin-Off Transaction occurs.

                        TRUSTEES AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

                                                                                  HAS SERVED AS
        NAME                             OFFICES                                  OFFICER SINCE
        ----                             -------                                 ---------------
Joel M. Pashcow........................  Chairman and President                  October 1980*
Stanley Rappoport......................  Executive Vice President                August 1991
Edwin R. Frankel.......................  Senior Vice President and Treasurer     March 1983*
John J. Johnston, Jr...................  Vice President -- Real Estate Counsel
                                           and Secretary                         November 1983*

---------------
* Includes periods served in similar capacities for the Company's predecessors.

     Joel M. Pashcow, age 53, has been associated with the Company since its inception, and assumed the office of President of the Company effective as of February 29, 1996. He has been a member of the Bar of the State of New York since 1968. He is a graduate of Cornell University and the Harvard Law School.

     Stanley Rappoport, age 65, has been associated with the Company since August 1991. From January 1989 until August 1991 Mr. Rappoport served as an independent consultant to NPI Management Corp. and was active as a real estate broker and in the management of real estate investments. Mr. Rappoport is a licensed real estate broker and insurance broker in the State of New York and a Certified Review Appraiser. He is a graduate of New York University.

     Edwin R. Frankel, age 50, has been associated with the Company since its inception.

     John J. Johnston, Jr., age 64, has been associated with the Trust since its inception. Mr. Johnston graduated from Hunter College in 1955 with a degree in economics and from Columbia Law School in 1958. He is a member of the Bar of the State of New York.

TRUSTEES OF THE COMPANY

     The Trustees are divided into three classes. Messrs. Eisenstat, Blumenfeld and Rosoff are Class I Trustees, for a term to expire in 1998. Messrs. Goldberg, Glickman and Stalford are Class II Trustees, for a term to expire in 1996. Messrs. Pashcow, Liechtung and Blank are Class III Trustees, for a term to expire in 1997. Trustees hold office until their successors are duly elected and qualified.

     The Trustees of the Company are as follows:

                                                                                HAS SERVED AS
        NAME                               OFFICES AND POSITIONS               TRUSTEE SINCE*
        ----                    -------------------------------------------    ---------------
Joel M. Pashcow...............  Chairman, President and Member of
                                Investment Committee                           October 1980
Herbert Liechtung**...........  Member of Investment Committee                 October 1981
Stephen R. Blank..............  Member of the Compensation and Special
                                  Acquisition Committees                       January 1990
Edward Blumenfeld.............  Member of Audit, Investment and Spin-Off
                                  Committees                                   September 1988
Samuel M. Eisenstat...........  Member of Audit Committee and Alternate
                                  Member of Investment Committee               December 1986
Edwin J. Glickman.............  Member of Investment, Compensation and
                                  Spin-Off Committees                          October 1980
Arthur H. Goldberg............  Member of Audit, Compensation, Spin-Off and
                                  Special Acquisition Committees               July 1988
William A. Rosoff.............  Member of Special Acquisition Committee        January 1990
Alfred D. Stalford............  Member of Compensation and Investment
                                  Committees                                   April 1983

---------------
 * Includes periods served in similar capacities for the Company's predecessors.

** Pursuant to the Liechtung Termination Agreement, Mr. Liechtung, the former
   President of the Company, ceased to be an executive officer of the Company as of February 29, 1996. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Termination of Existing Employment Contracts; Termination Agreements."

     The biographical summary for Mr. Pashcow is set forth above under "Executive Officers of the Company."

     Stephen R. Blank, age 50, has been a Managing Director of Oppenheimer & Co., Inc. since November 1, 1993. Prior to joining Oppenheimer Mr. Blank was a Managing Director, Real Estate Corporate Finance, of Cushman & Wakefield, Inc. for four years. Prior to joining Cushman & Wakefield, Mr. Blank was associated for ten years with Kidder, Peabody & Co. Incorporated as a Managing Director of the firm's Real Estate Group. Mr. Blank graduated from Syracuse University in 1967 and was awarded a Masters Degree in Business Administration (Finance Concentration) by Adelphi University in 1971. He is a member of the Urban Land Institute and the American Society of Real Estate Counselors. He has lectured before the Practicing Law Institute, the New York University Real Estate Institute, the Urban Land Institute and the International Council of Shopping Centers. He is a Trustee of the Crohn's & Colitis Foundation of America, Inc.

     Edward Blumenfeld, age 55, has been a principal of Blumenfeld Development Group, Ltd., a real estate development firm principally engaged in the development of commercial properties, since 1978.

     Samuel M. Eisenstat, age 56, has been engaged in the private practice of law for more than five years. Mr. Eisenstat serves as a director of various mutual funds managed by Sun America Asset Management and of UMB Bank & Trust Co. Mr. Eisenstat received a B.S. degree from New York University School of Commerce in 1961 and graduated from New York University School of Law.

     Edwin J. Glickman, age 63, has been Executive Vice President of Capital Lease Funding Corp. since January, 1995. Capital Lease makes loans to owners of properties net leased to investment grade tenants, funding such loans through securitization. Prior to that, Mr. Glickman was President of the Glickman Organization, Inc. from April, 1991 to December 1994, and Chairman of the Executive Committee of Schoenfeld Glickman Maloy Inc. from May 1989. From 1977 to 1993 he was also associated with Sybedon Corporation as Vice Chairman. In such positions he has been engaged in real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing. Mr. Glickman is a graduate of Dartmouth College. He is a guest speaker on real estate-related subjects at a number of conferences. Mr. Glickman is an Adjunct Assistant Professor of the Real Estate Institute of New York University.

     Arthur H. Goldberg, age 53, has been President of Manhattan Associates, LLC, a merchant and investment banking firm since February 1994. Prior to that, Mr. Goldberg was Chairman of Reich & Company, Inc. (formerly, Vantage Services, Inc.), a securities brokerage and investment brokerage firm from January 1990 to December 1993. Mr. Goldberg was employed by Integrated Resources, Inc. from its inception in December 1968, as President and Chief Operating Officer from May 1973 and as Chief Executive Officer from February 1989, until January 1990. On February 13, 1990, Integrated Resources, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Mr. Goldberg has been a member of the Bar of the State of New York since 1967. He is a graduate of New York University School of Commerce and its School of Law.

     Herbert Liechtung, age 65, has been associated with the Company since its inception, and served as President of the Company until February 29, 1996.

     William A. Rosoff, age 52, has been the Vice Chairman of Advanta Corporation, a financial services company, since January, 1996. Prior thereto, Mr. Rosoff was associated with the law firm of Wolf, Block, Schorr and Solis-Cohen since 1969, a partner since 1975. Mr. Rosoff is a past chairman of the firm's Executive Committee and is a past chairman of the firm's tax department. Mr. Rosoff serves on the Legal Activities Policy Board of Tax Analysts, the Tax Practice Advisory Board for Little, Brown & Company, and the Advisory Board for Warren, Gorham and Lamont's Journal of Partnership Taxation. He is a fellow of the American College of Tax Counsel. Mr. Rosoff serves as a member of the Board of Directors of the Philadelphia Chapter of the American Jewish Congress, and is a member of the Board of Regents of the Philadelphia chapter of the American Society for Technion. Mr. Rosoff earned a B.S. degree with honors from

Temple University in 1964, and earned an LL.B. magna cum laude from the University of Pennsylvania Law School in 1967.

     Alfred D. Stalford, age 73, was previously engaged in the business of mortgage brokerage and real estate sales, principally involving commercial properties. He is presently retired from the mortgage brokerage business. Mr. Stalford has extensive mortgage loan and real estate experience and has served on a number of government commissions, including the California Commission of Housing and Community Development, the Board of Directors of the National Housing Conference, vice chairman of the Special Advisory Committee on Disposition of certain California surplus land and the Board of Directors of the California Exposition and Fair Corporation, a nonprofit corporation established by the State of California (of which he served as Chairman of the Board for a period of time).

     There are no family relationships between any Trustee or executive officer and any other Trustee or executive officer of the Company; however, Steven Liechtung, the son of Herbert Liechtung, is a Vice President of the Company.

COMMITTEES; MEETINGS

     The Company has an Audit Committee which is presently comprised of Messrs. Blumenfeld, Eisenstat and Goldberg. The Audit Committee's duties include the review and oversight of all transactions between the Company and its Trustees, officers, holders of 5% or more of its Shares or any affiliates, periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Audit Committee met once during 1995.

     The Company also has a Compensation Committee which is presently comprised of Messrs. Blank, Glickman, Goldberg and Stalford. The Compensation Committee's duties include reviewing all compensation arrangements of the Company with its officers and employees and considering changes and/or additions to such compensation arrangements, including stock option, pension and profit-sharing plans. The Compensation Committee acts as administrator of the Employee Plan. The Compensation Committee met once during 1995.

     The Company also has an Investment Committee which is presently comprised of Messrs. Blumenfeld, Glickman, Liechtung, Pashcow and Stalford. Mr. Eisenstat is presently an alternate member of the Investment Committee. The Investment Committee's duties include the approval of the Company's investments, restructurings of investments and dispositions of investments, subject only to the restrictions on investments and investment policies set forth in the Company's Declaration of Trust.

     The Board of Trustees established the Special Acquisition Committee to assist the Company's management in the negotiation of the Ramco Acquisition and related transactions, as discussed elsewhere in the Proxy Statement. Messrs. Blank, Goldberg and Rosoff are the members of the Special Acquisition Committee.

     The Board of Trustees established the Spin-Off Committee to work with the Company's management in the structuring and analysis of the Spin-Off Transaction, liquidation of the Spin-Off Assets and potential mergers and combinations, as discussed elsewhere in this Proxy Statement. Messrs. Goldberg, Glickman and Blumenfeld are the members of the Spin-Off Committee.

     The Trust currently does not have a Nominating Committee.

     During the year ended December 31, 1995, the Board of Trustees held fifteen meetings. All of the Trustees, except for Edward Blumenfeld (who attended 73%) and Samuel M. Eisenstat (who attended 67%), attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees and (ii) the total number of meetings held by all committees on which such Trustee served.

COMPLIANCE WITH SECTION 16(a)

     Section 16(a) of the Exchange Act requires the Company's officers and Trustees, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York

Stock Exchange. Officers, Trustees and greater than ten percent shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1995, all filing requirements applicable to its officers, Trustees and greater than ten percent beneficial owners were complied with.

                COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

CASH COMPENSATION

     The following table sets forth information with respect to the cash compensation paid by the Company for services rendered during the year ended December 31, 1995 to Mr. Pashcow, the Company's Chairman, and the four other most highly compensated executive officers, whose total remuneration from the Company exceeded $100,000 for such period:

                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION

                                                                                           (i)
                                                                             (d)          OTHER
                                                       (b)         (c)      OTHER         ANNUAL
                  (a)                                 SALARY      BONUS   COMPENSATION  COMPENSATION
      NAME AND PRINCIPAL POSITION           YEAR      ($)(1)     ($)(2)     ($)(3)        ($)(4)
----------------------------------------    -----    --------    -------  ----------    ----------
Herbert Liechtung.......................     1995     331,012         --    13,144         8,100
  President(5)                               1994     321,650     38,342    16,054         8,100
                                             1993     312,561     11,023    11,049        12,735
Joel M. Pashcow.........................     1995     331,012         --    81,531         8,100
  Chairman                                   1994     321,650     19,172    97,828         8,100
                                             1993     312,561      5,412    51,358        12,735
Stanley Rappoport.......................     1995     167,964         --     2,520         8,100
  Executive Vice President                   1994     163,072         --     1,404         8,100
                                             1993     158,314         --     1,404         8,625
Edwin R. Frankel........................     1995     114,860     18,000     3,085         7,748
  Senior Vice President and Treasurer        1994     111,514     18,000     3,029         7,535
                                             1993     108,262     18,000       348         6,837
John J. Johnston, Jr....................     1995     113,869     17,600     1,404         7,574
  Vice President -- Real Estate Counsel      1994     110,552     17,600     1,404         7,372
  and Secretary                              1993     107,330     17,600     1,404         6,822


---------------

(1) Includes car allowances payable to Messrs. Liechtung and Pashcow pursuant to the terms of their respective employment agreements.

(2) Bonus amounts earned by Messrs. Liechtung and Pashcow for any year represent Distribution Incentive Bonus and Origination Bonus for that fiscal year earned pursuant to ten-year employment agreements expiring December 31, 1998.

(3) Includes perquisites and other personal benefits for such officer, including certain life insurance premium payments paid on behalf of the named officers. Of the amounts reflected for Mr. Pashcow, $76,857 was paid during 1994 for tax and accounting services performed on behalf of Mr. Pashcow for the years 1992, 1993 and 1994, and $42,357 was paid for such services for 1995.

(4) Includes discretionary contributions by the Company to the RPS Realty Trust Retirement Savings Plan for such named officer's account, including forfeitures, if any.

(5) Pursuant to the Liechtung Termination Agreement, Mr. Liechtung ceased to be an executive officer of the Company as of February 29, 1996. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Termination of Existing Employment Contracts; Termination Agreements."

COMPENSATION OF TRUSTEES

     The Independent Trustees each received $20,000 in compensation for serving as a Trustee in 1995, plus reimbursement of travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Trustees do not receive any additional compensation for attending meetings or for serving on any regular committees of the Board. Messrs. Pashcow, Liechtung and Rosoff do not receive any compensation for their services as Trustees. See "INTEREST OF CERTAIN PERSONS" for compensation received by members of the Special Acquisition Committee and the Spin-Off Committee.

     In April 1989, the Board of Trustees adopted the Trustee Plan, which plan was subsequently approved by the Company's Shareholders. Pursuant to the plan, each Trustee who is not an officer or employee of the Company automatically received, on the later of the date of approval of the plan or the initial date of election as a Trustee, and every two years thereafter if he continued as a Trustee, an option to purchase the number of Shares equal to 0.1% of the aggregate number of shares then outstanding. In October 1991, the Board of Trustees modified and amended the Trustee Plan to provide that the remaining options due to be issued after October 8, 1991 be issued pro rata to each of the seven eligible Trustees, notwithstanding the date on which such Trustees became eligible to receive such options. All options available for grant under the plan have been granted.

     Options granted under the Trustee Plan became exercisable after one year following the date of grant with respect to 50% of the Shares covered thereby, with the remaining 50% becoming exercisable on the next succeeding anniversary date from the date of grant. Shares subject to the options may be purchased for cash and/or by delivery of Shares having an equivalent fair market value. The exercise price is 100% of the fair market value of the Shares on the date of grant. Unexercised options expire ten years from their date of grant.

     On November 28, 1989 and November 28, 1991, each of Messrs. Blumenfeld, Eisenstat, Glickman, Goldberg and Stalford were granted options to purchase 29,622 Shares (7,405 shares after taking into account the Reverse Split) at an exercise price of $5.375 per Share ($21.50 per share after taking into account the Reverse Split) and 20,378 Shares (5,094 shares after taking into account the Reverse Split), at an exercise price of $5.25 per Share ($21.00 per share after taking into account the Reverse Split), respectively. On January 29, 1990 and January 29, 1992, each of Messrs. Rosoff and Blank were granted options to purchase 29,622 Shares (7,405 shares after taking into account the Reverse Split) at an exercise price of $5.75 per Share ($23.00 per share after taking into account the Reverse Split) and 20,378 Shares (5,094 shares after taking into account the Reverse Split) at an exercise price of $5.375 per Share ($21.50 per share after taking into account the Reverse Split), respectively. All options granted under the plan are currently exercisable. As of September 30, 1995, to the best of the Company's knowledge, no options issued pursuant to the Trustee Plan had been exercised. The total number of Shares for which options may be granted under the plan and for which outstanding options may be exercised, as well as the exercise prices of outstanding options, will be adjusted to reflect the impact of the Reverse Split.

     The Independent Trustees have advised the Company that they will surrender their options to the Company, without consideration, upon the closing of the Ramco Acquisition.

EMPLOYMENT AGREEMENTS

     Joel M. Pashcow, the Chairman and President of the Company, is employed pursuant to a ten-year employment agreement, expiring December 31, 1998, which was acquired by the Trust in the Acquisition. The employment agreement provides Mr. Pashcow with a base annual salary, adjusted annually by a percentage equal to the increase in the Consumer Price Index -- All Items for the New York Metropolitan Area (which increase in any year may not be less than 3% nor more than 8%). Mr. Pashcow's base annual salary for the years ended December 31, 1994 and December 31, 1995 was $312,050 and $321,412, respectively.

     Pursuant to the terms of his employment agreement, Mr. Pashcow is entitled to receive a Distribution Incentive Bonus in an amount equal to 3.75% of the amount, if any, by which the Company's Qualifying Distributions (as defined below) in any calendar year exceed the Target Distribution (as defined below) for that year. The Target Distribution is determined on a cumulative, non-interest bearing basis, commencing January 1, 1989. "Qualifying Distributions" are defined as all distributions by the Company attributable to any taxable year to the extent they do not exceed 100% of REIT Taxable Income (as defined in the Code). The "Target Distribution" for each year is $22,000,000, subject to certain adjustments. Mr. Pashcow did not receive a Distribution Incentive Bonus for either 1994 or 1995.

     Mr. Pashcow is entitled to receive 100% of the Distribution Incentive Bonus for any period he is employed by the Company, through the year 2001. If Mr. Pashcow's employment terminates prior to December 31, 1998, he is entitled to receive a portion of the Distribution Incentive Bonus payable in the year of such termination, based upon a vesting schedule set forth in his employment agreement; based upon such schedule, as of December 31, 1995, Mr. Pashcow would be entitled to receive 100% of any such bonus payable upon termination of his employment. If the employment of Mr. Pashcow is terminated on or after December 31, 1998, he is entitled to receive the Distribution Incentive Bonus through 2001, based upon a formula set forth in his employment agreement.

     Mr. Pashcow receives an Origination Bonus equal to .1175% of the amount of investments for which a formal commitment is executed by the Company during the term of his employment agreement and which are subsequently consummated, subject to reduction for investments of less than three years. Mr. Pashcow received an Origination Bonus of $19,172 during 1994. Mr. Pashcow did not receive an Origination Bonus during 1995.

     In the event of death during the term of the employment agreement, the officer's legal representatives will be entitled to receive his base salary for an additional period equal to the lesser of (i) the remaining term of the employment agreement or (ii) 24 months from the date of death, as well as any Distribution Incentive Bonuses and Origination Bonuses due or to become payable. In the event an officer is unable to perform his duties on account of illness, injury or other physical or mental incapacity which continues for a period of more than six months, the Trust may terminate the employment agreement. In such event, the officer will be entitled to receive his base salary for an additional period equal to the lesser of (i) the remaining term of the employment agreement or (ii) 24 months from the date of termination, as well as any Distribution Incentive Bonuses and Origination Bonuses due or to become payable.

     Mr. Pashcow has agreed during the term of the employment agreement, and for two years after such time as he voluntarily ceases to be an employee of the Company prior to the expiration of such term (except for reasons of material breach by the Company or the occurrence of an acquisition event described in the following paragraph), not to engage in any business ventures which compete with the Company's mortgage lending business.

     In the event of, among other things, a Business Change Event (as defined below), Mr. Pashcow, upon the delivery of timely notice to the Company, may terminate his employment agreement with the Company. In such event, the Company must pay to the officer a sum calculated by multiplying the average of the officer's annual compensation for the three calendar years prior to the year in which the event occurs by: (i) four, if the event occurs in calendar years 1993 through 1995; or (ii) three, if the event occurs in calendar years 1996 through 1998. The employment agreement defines "Business Change Event" to mean the occurrence of certain events, including a change of business of the Company having the effect that the Company business ceases to be primarily the business of mortgage lending.

     Pursuant to the Pashcow Termination Agreement, Mr. Pashcow has agreed to terminate his employment as Chairman and President of the Company effective as of the closing of the Ramco Acquisition, and thereafter, neither the Company nor Mr. Pashcow will have any further obligations under Mr. Pashcow's existing employment agreement, except that the Company will continue to be obligated to perform its indemnification obligations thereunder.

     Prior to the effective date of the Liechtung Termination Agreement, Mr. Liechtung was employed by the Company pursuant to an employment agreement substantially identical to that of Mr. Pashcow as described above, except that Mr. Liechtung was entitled to receive an annual Origination Bonus equal to .235% of the amount of investments for which a formal commitment is executed, as described above.

SEVERANCE AND OTHER ARRANGEMENTS WITH EXECUTIVE OFFICERS AND CERTAIN KEY
EMPLOYEES

     On August 9, 1994, the Company was authorized to adopt a severance policy pursuant to which each employee (other than Messrs. Liechtung and Pashcow, who are not covered by such policy) whose employment with the Company is terminated after such date would be entitled to receive from the Company an amount equal to one month's salary for each year that such employee was employed by the Company (and/or the Company's predecessors), up to a maximum of 12 months' salary. In addition, in connection with the negotiation of the Ramco Acquisition, the Board determined that it was necessary to enter into arrangements with certain of the executive officers and key employees of the Company, to induce such individuals to remain in the employ of the Company at least through the consummation of the Ramco Acquisition. Accordingly, on August 9, 1994, the Board authorized the payment to Messrs. Edwin R. Frankel, Stanley Rappoport and Steven Liechtung of bonuses (in addition to the severance arrangements described above) equal to 100% of six months' salary (with respect to Mr. Frankel) and 25% of six months' salary (with respect to Messrs. Rappoport and Steven Liechtung), which bonuses would be paid only in the event that such employee is employed by the Company upon the consummation of the Ramco Acquisition. On February 8, 1995, in recognition of the fact that the Ramco Acquisition was not expected to be consummated for several more months, the Compensation Committee of the RPS Board and the members of the Special Acquisition Committee authorized an increase in Mr. Frankel's bonus to 100% of seven months' salary; authorized the payment to Mr. Rappoport of severance pay equal to 100% of six months' base salary (in lieu of the standard severance arrangements described above), in addition to the bonus payment referred to above; and authorized an increase in Mr. Steven Liechtung's bonus to 100% of four months' salary. On March 15, 1996, the Compensation Committee, upon the recommendation of the Special Acquisition Committee, ratified an additional bonus of $50,000 payable to Mr. Frankel. The payments made and to be made to each of Messrs. Frankel, Rappoport and John J. Johnston, Jr., each of whom is an executive officer of the Trust, pursuant to the severance and/or bonus arrangements described above, will be approximately $272,000, $119,000 and $135,000, respectively, assuming the Ramco Acquisition is consummated on April 30, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Messrs. Stephen R. Blank, Edwin
J. Glickman, Alfred D. Stalford and Arthur H. Goldberg. Messrs. Blank and Goldberg each received $150,000 in 1995 in their capacities as members of the Special Acquisition Committee.

                               COMPENSATION PLANS

     The Company maintains a retirement savings plan for all full-time employees meeting certain criteria as to age and length of employment, including the Company's officers. The plan permits eligible employees to provide for salary reduction contributions in amounts not in excess of the lesser of 20% of their annual compensation or an amount established annually by the Secretary of the Treasury, which was $9,240 for the year ended December 31, 1994). The plan permits the Company, in its discretion, to make matching contributions for those employees who provide for salary reduction contributions, in amounts equal to 25% multiplied by the lesser of (i) the employee's elective salary reduction or
(ii) 9% of the employee's annual compensation. The plan also permits the Company, in its discretion, to make an additional contribution in such amount as it deems appropriate, to be allocated among all eligible employees, whether or not they have made elective salary reductions. The total of all contributions, including elective salary reductions, matching contributions, and additional employer contributions may not exceed 15% of the annual compensation of all participants.

     Participants in the plan are 100% vested in their elective accounts at all times. Vesting in the matching and additional employer contributions is 20% after two years of service, and 20% each year thereafter, with 100% vesting after six years of service. Withdrawals may not be made prior to attaining the age of 59 1/2 years, except in the event of total and permanent disability, retirement, termination of employment or proven hardship.

     In 1989, the Company and its Shareholders approved the Employee Plan. The plan provides for the granting to employees of the Company of options to purchase up to an aggregate of 1,550,000 Shares (387,000 after taking into account the Reverse Split). The plan is administered by the Compensation Committee of the Board of Trustees, which determines the individuals to whom and the times at which options are granted and the number of Shares to be subject to each option.

     Options granted under the Employee Plan become exercisable after one year following the date of grant with respect to 20% of the Shares covered thereby, with additional 20% increments becoming exercisable cumulatively on the next four succeeding anniversary dates from the date of grant. Shares subject to options may be purchased for cash and/or by delivery of Shares having an equivalent fair market value. The exercise price is 100% of the fair market value of the Shares on the date of grant. Unexercised options expire ten years from their date of grant.

     On December 6, 1989, the Company granted options to purchase an aggregate of 1,355,000 Shares (338,750 after taking into account the Reverse Split), at an exercise price of $5.75 per Share ($23.00 after taking into account the Reverse Split), under the Employee Plan, of which options to purchase 1,325,000 Shares (331,250 after taking into account the Reverse Split) remain outstanding as of March 15, 1996. The following table sets forth information as to all options to purchase the Shares which were granted pursuant to the Employee Plan to each of the Company's five most highly compensated officers:

                                             NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES
                                                SUBJECT TO          VESTED AS OF        ACQUIRED UPON
   NAME OF INDIVIDUAL OR NUMBER IN GROUP     OPTIONS GRANTED          12/31/95             EXERCISE
-------------------------------------------  ----------------     ----------------     ----------------
Herbert Liechtung(1)                              600,000(1)           600,000(1)         --
Joel M. Pashcow                                   600,000(2)           600,000(2)         --
Edwin R. Frankel                                   50,000               50,000            --
John J. Johnston, Jr.                              50,000               50,000            --
Stanley Rappoport                                 --                   --                 --

---------------

(1) Pursuant to the Liechtung Termination Agreement, Mr. Liechtung surrendered his 600,000 Share options to the Company for cancellation.

(2) Pursuant to the Pashcow Termination Agreement, Mr. Pashcow agreed to surrender his 600,000 Share options to the Company for cancellation upon the closing of the Ramco Acquisition.

     As of December 31, 1995, to the best of the Company's knowledge, no options issued pursuant to the Employee Plan had been exercised.

     The Company intends to make offers to holders of options under the Employee Plan, other than Mr. Pashcow, to purchase all outstanding options (which, as of March 15, 1996, aggregated 125,000 options, excluding options held by Mr. Pashcow) at a price of $.50 per option on or prior to the closing of the Ramco Acquisition.

     See "PROPOSAL 3 -- THE NEW PLAN PROPOSAL" for information regarding the New Plan.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of March 15, 1996, the following person was known by the Company to be the beneficial owner of more than five percent of the Shares of the Company (based solely upon a Schedule 13D and a Schedule 13G filed with the Securities and Exchange Commission in December 1989 and February 5, 1996, respectively):

                                                                       AMOUNT AND
                                                    NAME AND           NATURE OF   PERCENT
                                                   ADDRESS OF          BENEFICIAL     OF
                TITLE OF CLASS                  BENEFICIAL OWNER       OWNERSHIP    CLASS
    --------------------------------------- -------------------------  ----------  --------
    Shares of beneficial interest $.10 par
      value                                 Poff & Co. (Trustee for    1,724,595    6.1%
                                            Policemen and Firemen        Shares
                                            Retirement System of         owned
                                            the City of Detroit)        directly
                                            c/o ComericaBank, Inc.
                                            P.O. Box 1319 Detroit,
                                            Michigan 48231
    Shares of beneficial interest $.10 per
      value                                 Ryback Management Corp.    2,240,100    7.9%
                                            and/or Lindner Investment    Shares
                                            Series Trust, in a          owned as
                                            fiduciary capacity for     fiduciary
                                            Lindner Growth Fund        with sole
                                            c/o Ryback Management      voting and
                                            Corporation                disposition
                                            7711 Carondelet Avenue,      power
                                            Box 16900,
                                            St. Louis, Missouri 63105

     The following table sets forth as of March 15, 1996 information as to security ownership of each Trustee and of all Trustees and executive officers as a group, of the Shares:

                                                                   AMOUNT AND
                                                                    NATURE OF        PERCENT
                                                                   BENEFICIAL         OF
    NAME OF BENEFICIAL OWNER                                     OWNERSHIP(1)(9)     CLASS(9)
    -----------------------------------------------------------  ---------------     ----
    Joel M. Pashcow (2)........................................     1,345,234         4.7%
    Herbert Liechtung (3)......................................       378,243         1.3%
    Arthur H. Goldberg (4).....................................       245,900            *
    Alfred D. Stalford (5).....................................        54,000            *
    Stephen R. Blank (6).......................................        57,850            *
    Samuel M. Eisenstat (7)....................................        51,000            *
    Edward Blumenfeld..........................................        51,000            *
    William A. Rosoff (8)......................................        69,200            *
    Edwin J. Glickman..........................................        50,000            *
    All Trustees and executive officers
      as a group (12 persons)..................................     2,431,077        8.5%

---------------
 *  Less than 1% of class.

(1) All amounts are owned directly unless stated otherwise.

(2) Includes 207,127 Shares held in an IRA account for the benefit of Mr. Pashcow, a retirement savings plan and a pension and profit sharing account, 381,300 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers) and 600,000 Shares which Mr. Pashcow has a currently exercisable option to purchase, but which Mr. Pashcow has agreed to surrender for cancellation upon the closing of the Ramco Acquisition pursuant to the Pashcow

    Termination Agreement. Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.

(3) Includes 170,058 Shares owned by Mr. Liechtung's wife, 208,184 Shares held in an IRA account for the benefit of Mr. Liechtung and a retirement savings plan. Mr. Liechtung disclaims beneficial ownership of the Shares owned by his wife. Pursuant to the Liechtung Termination Agreement, Mr. Liechtung ceased to be an executive officer of the Company as of February 29, 1996.

(4) Includes 156,500 Shares owned by Mr. Goldberg's wife, 15,000 Shares owned by trusts for his daughters, 24,400 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.

(5) Includes 3,000 Shares held in an IRA account for which Mr. Stalford has sole voting and investment power.

(6) Includes 5,650 Shares owned by trusts for Mr. Blank's daughters, 2,200 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.

(7) Includes 1,000 Shares held in an IRA account for which Mr. Eisenstat has sole voting and investment power.

(8) Includes 18,200 Shares held by Mr. Rosoff as trustee for his sister, Barbara Rosoff, pursuant to a trust indenture dated December 30, 1991.

(9) Includes Shares subject to Share options granted by the Trust which are currently exercisable or which will become exercisable within sixty days, including options issued to Independent Trustees under the Trustee Plan which shall be surrendered to the Company without compensation, upon the closing of the Ramco Acquisition. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS."

                          INTEREST OF CERTAIN PERSONS

     Certain members of management have substantial interests in the Proposals that will not be available to Shareholders generally, including the following:
(i)pursuant to the Liechtung Termination Agreement, Herbert Liechtung, the former President and a Trustee of the Company, received a lump sum severance payment of $1,478,402, and will receive an origination bonus of $159,800 if the Ramco Acquisition is consummated on or before June 10, 1996, in consideration of the termination of his employment agreement with the Company that ran through December 31, 1998 and provided for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee Plan), (ii) pursuant to the Pashcow Termination Agreement, Joel M. Pashcow, the Chairman, President and a Trustee of the Company, will receive two severance payments totaling an aggregate of $1,910,416 (exclusive of interest at a rate of 7.75% on $1,600,000 of which will be deferred and paid on January 15, 1997) and will receive an origination bonus of $79,900 pursuant to his existing employment agreement, in consideration of the termination of his employment agreement with the Company that runs through December 31, 1998 and provides for a current base salary of approximately $340,000 as well as certain performance based bonuses, and the surrender of his fully vested options to acquire 600,000 Shares at an exercise price of $5.75 per Share (subject to adjustment as set forth in the Employee
Plan), (iii) Messrs. Liechtung and Pashcow will continue as members of the Board of Trustees of the Company upon consummation of the Ramco Acquisition pursuant to which they will receive compensation to be paid to all non-management Trustees of $20,000 per annum, (iv) the non-continuing employees of the Company, other than Messrs. Liechtung and Pashcow, have or will receive severance and stay bonus payments aggregating approximately $829,000, assuming the Ramco Acquisition is consummated on April 30, 1996, including payments of $272,000, $119,000 and $135,000 to Edwin R. Frankel, Stanley Rappoport, and John J. Johnston, Jr., respectively, each of whom is an executive officer of the Company, (v) based on an offer to be made by the Company, certain non-continuing employees of the Company (other than Mr. Pashcow) who hold fully vested options to acquire an aggregate of 125,000 Shares at an exercise price of $5.75 per Share will receive an aggregate of $62,500 in consideration of the surrender of such options, including Messrs. Frankel and

Johnston, Steven Liechtung, Vice President of the Company, and Nancy M. Comerford, Director of Operations of the Company, who will receive $25,000, $25,000, $10,000, and $2,500, respectively, and (vi) Mr. Frankel, Senior Vice President and Treasurer of the Company, will become an executive officer of the Spin-Off Company and receive compensation of $60,000 per annum. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- Termination of Existing Employment Contracts; Termination Agreements" and "COMPENSATION PLANS."

     Steven Liechtung, the son of Herbert Liechtung, is a Vice President of the Company. Steven Liechtung received compensation aggregating $136,241 for services rendered in all capacities to the Trust during the year ended December 31, 1995. In addition, on December 6, 1989, Steven Liechtung was granted options to purchase 20,000 Shares, at an exercise price of $5.75 per Share, pursuant to the Employee Plan. The options are currently exercisable with respect to 100% of the Shares covered thereby. In addition, Steven Liechtung is eligible to receive certain severance and other payments described above.

     The law firm of Wolf, Block has served as special real estate counsel to the Company in connection with the Ramco Acquisition. It is anticipated that Wolf, Block will receive legal fees of approximately $1,160,000 from the Company in connection with the Ramco Acquisition. William Rosoff, a member of the Company's Board of Trustees, was a partner of Wolf, Block until January 15, 1996.

     On April 17, 1994, the Board of Trustees authorized the payment of $75,000 to be paid to each of Messrs. Blank and Goldberg in their capacities as members of the Special Acquisition Committee. On October 11, 1994, in recognition of the expectation that the Ramco Acquisition would not be consummated for several more months, the Board of Trustees authorized the payments to each of Messrs. Blank and Goldberg of an additional $50,000 in their capacities as members of the Special Acquisition Committee. On April 3, 1995, in recognition of the expectation that the Ramco Acquisition would not be consummated for several more months, the Board of Trustees authorized the payments to each of Messrs. Blank and Goldberg of an additional $50,000 in their capacities as members of the Special Acquisition Committee. In December 1995, in recognition of the expectation that the Ramco Acquisition would not be consummated for several more months, the Board of Trustees authorized and the Company paid the payments to each of Messrs. Blank and Goldberg of an additional $100,000 in their capacities of members of the Special Acquisition Committee. Mr. Rosoff does not receive any compensation for his service on such committee. These payments have already been made and will be retained by Messrs. Blank and Goldberg regardless of whether the Ramco Acquisition is consummated.

     On April 13, 1995, the Board of Trustees authorized the payment of $25,000 to be paid to each of Messrs. Goldberg, Blumenfeld and Glickman in their capacities as members of the Spin-Off Committee. These payments have already been made and will be retained by Messrs. Goldberg, Blumenfeld and Glickman regardless of whether the Spin-Off Transaction occurs.

                                    GLOSSARY

     Unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below for the purposes of this Proxy
Statement:

     "ACMs" means asbestos-containing materials.

     "Acquisition Amendment" means the proposed amendment to the Company's Declaration of Trust, the form of which amendment is annexed as Exhibit A to the Proxy Statement.

     "ADA" means the Americans with Disabilities Act.

     "Alternative Transaction" means any transaction or series of transactions (including, without limitation, private purchases, tender offer, exchange offer, merger, consolidation, partnership or other business combination) whereby, directly or indirectly, control of a material interest in the securities, assets, properties or business of the Company is acquired by or combined with any person; provided, however, an Alternative Transaction shall not include the disposition, transfer or sale of the Spin-Off Company Assets or any actions relating to, or consummation of, the Spin-Off Transaction.

     "Anchor" means a department store or other large retail store with more than 20,000 square feet of GLA.

     "Anti-Abuse Rule" means the recently adopted final regulations that provide an anti-abuse rule under the Partnership Provisions.

     "Arthur Andersen" means Arthur Andersen LLP.

     "Asset Issue" means the facts and circumstances relating to the fact that during the third quarter of 1994, the Company had more than 25% of the value of its gross assets in Treasury Bill repurchase obligations which the IRS may view as a non-qualifying asset for purposes of satisfying an asset qualification test applicable to REITs, based on a Revenue Ruling published in 1977.

     "Book-Tax Difference" means the difference between the fair market value of the contributed property and the adjusted tax basis of such property at the time of contribution.

     "Business Change Event" means the occurrence of certain events, including a change of the business of the Company having the effect that the Company's business ceases to be primarily the business of mortgage lending.

     "Cash Option" means the option of the Company, as the sole general partner of the Operating Partnership, to exchange a limited partner's Units for cash if that limited partner desires to exchange such Units for shares of the Company.

     "Closing Conditions Agreement" means the Closing Conditions Agreement dated as of April 10, 1995 between the Operating Partnership and the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means, prior to the consummation of the Ramco Acquisition, RPS Realty Trust, a Massachusetts business trust, and its subsidiaries on a consolidated basis and, following the Ramco Acquisition, Ramco-Gershenson Properties Trust, a Massachusetts business trust, and its subsidiaries on a consolidated basis, including the Operating Partnership and Ramco.

     "Compensation Committee" means a committee of the Board of Trustees of the Company who will determine the compensation of the Company's executive officers and who will administer the Company's stock option plans.

     "Contemplated Transactions" means the transactions contemplated by each of the Proposals and the Spin-Off Transaction.

     "Continuing Trustees" means, as of any time, those trustees of the Company then in office who were trustees of the Company immediately prior to the closing of the Ramco Acquisition; provided, however, if at any time the number of Continuing Trustees is less than four, the remaining Continuing Trustees (by a majority vote) shall elect such number of Independent Trustees to become Continuing Trustees as may be necessary to cause the number of Continuing Trustees to equal four, whereupon such Independent Trustee(s) shall be deemed Continuing Trustees.

     "Counsel" means Battle Fowler LLP.

     "Credit Facility" means the Company's proposed $50,000,000 revolving line of credit.

     "Dean Witter" means Dean Witter Reynolds Inc.

     "Declaration of Trust Amendment Proposal" means Proposal 2 of the Proxy Statement.

     "Deloitte & Touche" means Deloitte & Touche LLP, the Company's independent auditors.

     "Development Land" means the approximately 155 acres of development land under option to be acquired by the Company in the Ramco Transaction.

     "Employee Plan" means the RPS Realty Trust 1989 Employees' Stock Option
Plan.

     "Employment Contracts" means the Company's employment agreements with Messrs. Liechtung and Pashcow.

     "Engagement" means the Board of Trustees' retention of Dean Witter to render financial advisory services with respect to the proposed Ramco Acquisition and to render a fairness opinion.

     "Environmental Laws" means various Federal, state and local laws, ordinances and regulations relating to the protection of the environment.

     "Excess Amortization" means the difference, if any, between the principal amount of the Ramco Property debt at December 31, 1994 and the principal amount of such debt at the closing of the Ramco Acquisition.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Expenses" means (i) amounts paid or payable to Herbert Liechtung and Joel M. Pashcow pursuant to arrangements terminating their existing employment contracts and with respect to their surrender of options in the Company (including amounts payable to their respective counsel), (ii) expenses required to be paid by the Ramco Contributing Parties under the Ramco Agreements (unless specifically set forth in the Master Agreement), (iii) expenses to be paid by the Company's subsidiaries under the RPS Contribution Agreements (unless specifically set forth in the Master Agreement), (iv) expenses incurred in connection with the IRS' on-going examination of the Company's tax returns that are incurred from and after October 31, 1995 through the closing of the Ramco Acquisition and (v) as reasonably determined in good faith by the Company, expenses relating to the Spin-Off Transaction.

     "Excluded Properties" means the properties in which the Ramco Principals have a direct ownership interest but are not being included in the Ramco Acquisition.

     "Final Determination" means either (i) a decision, judgment, decree or other order by the United States Tax Court that the Company or the Spin-Off Company (as applicable), in its sole and absolute discretion, determines not to appeal or (ii) if there is a development in the law which occurs after the date of the Master Agreement which would cause either the Company or the Spin-Off Company (pursuant to the Tax Agreement referred to in Section 3.1(o) of the Master Agreement), based on the advice of independent tax counsel, to assess the impact of the Asset Issue significantly different from those set forth in Counsel's opinion to the Company, a settlement with the IRS that is approved by either the Company or the Spin-Off Company.

     "Form 10-K" means the Company's Annual Report on Form 10-K for the year ended December 31, 1994, as amended.

     "Funds from Operations" means net income (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation of real property, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds from Operations on the same basis.

     "GAAP" means generally accepted accounting principles.

     "GLA" means gross leasable area.

     "Independent Trustees" means those Trustees on the Board of Trustees of the Company who are not salaried employees of the Company, Ramco or their respective subsidiaries.

     "Initial Grants" means the grants under the New Plan to each Ramco Principal of options to purchase 24,000 shares of the Company.

     "Initial Master Agreement" means the Master Agreement, dated as of April 10, 1995, among the Company, Ramco and the Ramco Group which was subsequently amended and restated by the Master Agreement.

     "IRS" means the Internal Revenue Service.

     "Jackson Crossing Property" means the regional mall developed by Ramco and located at Jackson Crossing, Jackson, Michigan.

     "Jackson Lease Up Period" means the period from January 1, 1996 through March 31, 1997.

     "January 1995 Appraisals" means the appraisals of the RPS Properties as of January 1, 1995 performed by Arthur Andersen.

     "Lease Up Property" means the Jackson Crossing Property.

     "Letter of Intent" means the letter of intent between the Company and Ramco, dated July 14, 1994.

     "Liechtung Termination Agreement" means the Amended and Restated Termination Agreement, dated as of February 29, 1996, between the Company and Herbert Liechtung.

     "Lock-Up Agreements" means the Lock-Up Agreements between the Company and each member of the Ramco Group to be entered into upon the closing of the Ramco Acquisition.

     "Master Agreement" means the Amended and Restated Master Agreement, dated as of December 27, 1995, among the Company, Ramco and the Ramco Group, as amended by First Amendment to Amended and Restated Master Agreement, dated as of March 19, 1996, as further amended from time to time.

     "Michigan Properties" means the Ramco Properties located in Michigan.

     "Mortgage Loans" means the $78,000,000 and $4,370,000 non-recourse loans to be received from an insurance company simultaneously with the closing of the Ramco Acquisition, the proceeds of which will principally be used to pay down existing indebtedness on the Ramco Properties.

     "Mortgage Loans Advance" shall mean the Company's advance, of $2,471,000 in connection with the application for the Mortgage Loans.

     "New Plan" means the 1996 Stock Option Plan of Ramco-Gershenson Properties Trust adopted by the Board of Trustees of the Company.

     "New Plan Proposal" means Proposal 3 of the Proxy Statement.

     "NOI" means revenues from property operations, minus property operating and maintenance expenses, management expenses, insurance and real estate taxes.

     "North Towne Option" means the option held by the Company to acquire the partnership interest of the Ramco affiliate in the partnership which owns North Towne Commons.

     "NYSE" means The New York Stock Exchange, Inc.

     "Operating Partnership" means Ramco-Gershenson Properties, L.P., a Delaware limited partnership, through which the Company will conduct its business following the consummation of the Ramco Acquisition.

     "Option Properties" means the six shopping center properties with respect to which the Company will have the option to acquire the interests of Ramco and its affiliates therein.

     "Outparcels" means the five outparcels totaling approximately 7.1 acres to be acquired by the Company in the Ramco Acquisition.

     "Outside Partners" means the partners, other than the Company, in the Property Partnerships.

     "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

     "Partnership Provisions" means the partnership provisions of the Code.

     "Pashcow Termination Agreement" means the termination agreement, dated as of March 26, 1996, between the Company and Joel M. Pashcow.

     "Phar Mor Space" means the space previously occupied by Phar Mor at Jackson Crossing.

     "Phar Mor Space Units" means those Units which may be earned by the Ramco Group in connection with future leasing activities at the Jackson Crossing Property, which Units will be issued to the Ramco Group upon execution of a Qualifying Lease for more than 80% of the Phar Mor Space.

     "Phase I Assessments" means the Phase I Environmental Assessments performed for each of the Ramco Properties.

     "Pledge Agreement" means the pledge agreement to be entered into among the Company, the Ramco Principals and certain members of the Ramco Group upon consummation of the Ramco Acquisition.

     "Pledged Collateral" means all of the Ramco Principals' direct and indirect interest in any Units or shares of the Company that will be acquired by them in the Ramco Acquisition, including certain direct and indirect interests held by such persons in the Ramco Group.

     "Properties" means the RPS Properties and the Ramco Properties.

     "Property Contribution Agreements" means the Ramco Agreements and the RPS Contribution Agreements.

     "Property Partnerships" means the partnerships which own Kentwood Towne Center and Southfield Plaza Expansion.

     "Proposals" means each proposal to be voted on by the Shareholders at the Special Meeting.

     "Proposed Acquiror" means the public company that, on February 12, 1996, submitted a written proposal to the Company regarding a proposed business combination with the Company.

     "Qualifying Lease" means either (i) a lease that satisfies all of the following conditions: it is duly executed and delivered by all necessary parties, it initially had a term of at least three years, it requires the payment of a market rent, the tenant under the lease is a person who normally occupies space in a retail shopping center, the tenant is open for business and paying rent or, if it is a new lease, the tenant is scheduled to be open for business and paying rent within three months after the lease is signed (except if the conditions for occupancy require that more than three months elapse before the tenant is scheduled to open for business and begin paying rent, this condition will be satisfied if the tenant under such lease provides the Company with an estoppel letter indicating that the lease is in full force and effect and the tenant is scheduled to be open for business and paying rent within the time period stated in the lease), the tenant's business, design of improvements and type of establishment is consistent with the leasing restrictions included in existing reciprocal easement agreements, development agreements and/or anchor leases, it satisfies all REIT eligibility requirements, and it requires the tenant to pay for an appropriate share of operating expenses at the property or

(ii) certain specified leases that satisfy all of the conditions set forth in clause (i) except that the tenant under such lease is not open for business.

     "Ramco" means Ramco-Gershenson, Inc., a Michigan corporation.

     "Ramco Acquisition" means the acquisition by the Company of substantially all of the shopping center and retail properties, as well as the management organization, personnel and business operations, of Ramco.

     "Ramco Acquisition Proposal" means Proposal 1 of the Proxy Statement.

     "Ramco Agreements" means the individual contribution agreements by which the Ramco Properties have been or will be transferred to the Operating Partnership.

     "Ramco Contribution Assets" means the Outparcels, the Ramco Properties, the Ramco Stock, the Development Land and the Option Properties.

     "Ramco Group" means the current owners of the Ramco Properties and, if applicable, their respective individual partners, as well as the shareholders of Ramco.

     "Ramco Principals" means Joel, Dennis, Richard and Bruce Gershenson and Michael Ward.

     "Ramco Principals' Employment Agreements" means the employment agreements between each of the Ramco Principals and the Company to be executed upon consummation of the Ramco Acquisition.

     "Ramco Properties" means the interests in 22 shopping center and retail properties that will be acquired by the Company in the Ramco Acquisition.

     "Ramco Stock" means 100% of the non-voting common stock and 5% of the voting common stock in Ramco, representing in excess of 95% of the economic interests in Ramco which will be acquired by the Company in the Ramco Acquisition.

     "Ramco Stock Contribution Agreement" means the individual contribution agreement by which the Ramco Stock will be contributed to the Operating Partnership.

     "Record Date" means the close of business on March 21, 1996.

     "Refinanced Loan Excess" means the amount of cash, if any, equal to the difference between the proceeds under the Mortgage Loan when combined with the portion of the RPS Cash that is available for the prepayment of the Ramco Property debt and the amount needed to pay off specified Ramco Property debt at the closing of the Ramco Acquisition.

     "Registration Rights Agreement" means the Registration Rights Agreement between the Company and each member of the Ramco Group to be entered into upon the closing of the Ramco Acquisition.

     "Regulations" means the final regulations under Section 704(c) of the Code recently issued by the Treasury Department.

     "REIT" means a real estate investment trust.

     "Related Party Tenant" means a tenant that is 10% owned, either directly or constructively, by the Company or an owner of 10% or more of the Company.

     "Reverse Split" means the combination of the Company's Shares by means of a 1 for 4 reverse stock split.

     "Right" means a Share Purchase Right under the Rights Agreement dated December 6, 1989 between the Company and American Stock Trust & Transfer Company.

     "RPS Audit" means the IRS examination of the Company's 1991-1994 tax returns.

     "RPS Cash" means the $68,000,000 in cash which the Company will transfer to the Operating Partnership pursuant to the Ramco Acquisition (less the Mortgage Loans Advance).

     "RPS Contribution Agreements" means the individual contribution agreements by which the RPS Properties will be transferred to the Operating Partnership.

     "RPS Contribution Assets" means the RPS Properties and the RPS Cash.

     "RPS Properties" means the six properties that are currently owned by the Company and that will be transferred to the Operating Partnership pursuant to the Ramco Acquisition.

     "RPS Tax Issues" means the Asset Issues and the RPS Audit.

     "Section 16(b) optionee" means an optionee who is subject to Section 16 of the Exchange Act.

     "Shareholders" means the holders of Shares of the Company.

     "Shares" means, prior to the Reverse Split, the shares of beneficial interest, par value $.10 per share, of the Company and "shares," with respect to the Company, means the shares of beneficial interest, par value $.01 per share, of the Company after the Reverse Split.

     "Special Acquisition Committee" means a committee of the Board of Trustees of the Company comprised of Messrs. Blank, Goldberg and Rosoff.

     "Special Meeting" means the Special Meeting of Shareholders of the Company to be held at Deloitte & Touche LLP, 2 World Financial Center, 3rd Floor, New York, New York, on April 29, 1996 at 10:00 a.m., New York City time, and at any and all adjournments or postponements thereof.

     "Spin-Off Company Assets" means the Company's eight mortgage loans, interests in its Norgate Center and 9 North Wabash Avenue properties, a limited partnership interest in a limited partnership that owns an 18-story building with approximately 138,500 square feet of leasable space located in Chicago, Illinois, furniture, fixtures and equipment and cash which will be transferred to the Spin-Off Company, and certain other assets.

     "Spin-Off Committee" means a committee of the Board of Trustees of the Company comprised of Messrs. Blumenfeld, Glickman and Goldberg.

     "Spin-Off Company" means Atlantic Realty Trust, a Maryland real estate investment trust.

     "Spin-Off Company Shares" means shares of beneficial interest, par value $.01 per share of the Spin-Off Company.

     "Spin-Off Transaction" means the transfer of the Spin-Off Company Assets to the Spin-Off Company and the ratable distribution of the Spin-Off Company Shares to the Company's Shareholders.

     "Spring Meadows Loan" means the refinancing of the mortgage debt encumbering the Spring Meadows Place Property.

     "Stabilized Jackson Income" means the annualized stabilized NOI from the Jackson Crossing Property from Qualifying Leases during the period from January 1, 1997 through March 31, 1997.

     "Superior Alternative Transaction" means an Alternative Transaction on terms that are superior to the terms of the Contemplated Transactions for the Shareholders of the Company.

     "Tel-Twelve Lease" means the Media Play lease at the Tel-Twelve Mall.

     "Tax Liquidation Right" means the right of the Continuing Trustees to liquidate the Operating Partnership's assets if the Company lost its REIT status as a result of the Asset Issue.

     "Termination Agreements" means the Pashcow Termination Agreement and the Liechtung Termination Agreement.

     "Termination Payment" means the payment required to be made under each Employment Contract upon the occurrence of certain events, including a Business Change Event.

     "Transaction Consideration" means the allocation of interests in the Operating Partnership between the Company and the Ramco Group.

     "Transaction Documents" means the documents related to the Master
Agreement.

     "Trustee Plan" means the RPS Realty Trust 1989 Trustees' Stock Option Plan.

     "Units" means an undivided limited or general partner interest in the Operating Partnership representing an interest in profits, losses and distributions from such partnership.

     "USTs" means underground storage tanks.

     "West Oaks II Loan" means the refinancing of the mortgage debt encumbering the West Oaks II Property.

     "Wolf, Block" means Wolf, Block, Schorr and Solis-Cohen.

                          ACCOUNTANTS' REPRESENTATIVES

     It is expected that representatives of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Special Meeting to respond to appropriate questions of Shareholders and to make a statement if they desire.

                        CERTAIN VOTING PROCEDURES; OTHER
                      BUSINESS AND EXPENSE OF SOLICITATION

     Shares held of record by Shareholders or brokers who do not return a signed and dated proxy or attend the Special Meeting and vote in person will not be considered present or represented at the Special Meeting, will not be counted in determining the presence of a quorum, and will not be voted. The presence, in person or by proxy, of Shareholders holding a majority of the Shares entitled to vote shall constitute a quorum for the Special Meeting. Abstentions and broker non-votes will neither be counted in establishing a quorum nor be voted for or against matters presented for Shareholder consideration. Because Proposal 2 requires the affirmative vote of holders of a majority in interest of the outstanding Shares of the Company, and because abstentions and broker non-votes with respect to a proposal are not counted as affirmative votes, they have the same effect as a vote against the proposal.

     A proxy executed and delivered by a Shareholder may subsequently be revoked by written notice of revocation to the Company. A revocation may be in any written form validly signed by the record holder as long as it clearly states that such holder's proxy previously given is no longer effective. To prevent confusion, the notice of revocation must be dated. Notices of revocation should be delivered to The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas 75201.

     If a Shareholder signs, dates and delivers a proxy card to the Company, and thereafter, on one or more occasions dates, signs and delivers a later-dated proxy card, the latest dated proxy card is controlling as to the instructions indicated therein and supersedes such Shareholder's prior proxy as embodied in any previously submitted proxy card.

     IF A PROXY CARD IS PROPERLY EXECUTED AND DELIVERED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE IN FAVOR OF ALL OF THE COMPANY PROPOSALS.

     Management does not know of any other matters to be brought before the Special Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Special Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

     The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the Trustees, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding Shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

     In addition, the Company has retained The Herman Group, Inc. to assist in the solicitation of proxies through any and all methods described above. For those services, the Company will pay this firm certain fees estimated at $52,000, plus reimbursement of out-of-pocket costs and expenses.

                           INCORPORATION BY REFERENCE

     The Company's Annual Report on Form 10-K for the year ended December 31, 1994, together with the financial statements contained therein, as amended by the Company's Form 10-K/A1, dated April 7, 1995, Form 10-K/A2, dated July 11, 1995, Form 10-K/A3, dated September 8, 1995, and Form 10-K/A4, dated September 29, 1995, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, the Company's Current Report on Form 8-K dated April 24, 1995, the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1995, as amended by the Company's Form 10-Q/A1 dated September 29, 1995, and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1995, the Company's Current Report on Form 8-K dated January 10, 1996, as amended by the Company's Current Report on Form 8-K/A1, dated March 1, 1996, the Company's Current Report on Form 8-K dated March 28, 1996, and all other documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting are incorporated herein by reference. The Company will provide, without charge (other than a reasonable charge for any exhibit requested) to each Shareholder, upon written or oral request of such Shareholder, a copy of any of the aforementioned documents, by first class mail or other equally prompt means within one business day of receipt of such request. Any such request should be directed to John J. Johnston, Jr., Secretary of the Company, at 747 Third Avenue, New York, New York 10017, telephone number (212) 355-1255.

     Your cooperation in giving this matter your immediate attention and in returning your proxies promptly will be appreciated.

                                          By Order of the Board of Trustees
                                          JOHN J. JOHNSTON, JR.,
                                          Secretary

March 29, 1996

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                         PAGE
                                                                                                         ----
COMPANY PRO FORMA FINANCIAL STATEMENTS
  Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 1995..................  F-3
  Pro forma Condensed Consolidated Statement of Income (Unaudited) for the Nine Months Ended September
     30, 1995..........................................................................................  F-4
  Pro Forma Condensed Consolidated Statement of Income (Unaudited) for the Year Ended December 31,
     1994..............................................................................................  F-5
  Pro Forma Condensed Consolidated Statement of Income (Unaudited) for the Nine Months Ended September
     30, 1994..........................................................................................  F-6
  Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.............................  F-7
RAMCO-GERSHENSON PROPERTIES
  Independent Auditors' Report.........................................................................  F-11
  Combined Statements of Revenues and Certain Expenses for the Years Ended December 31,
     1994, 1993 and 1992 and (Unaudited) the Nine Months Ended September 30, 1995 and 1994.............  F-12
  Notes to Combined Statements of Revenues and Certain Expenses........................................  F-13
RAMCO-GERSHENSON, INC.
  Independent Auditors' Report.........................................................................  F-16
  Consolidated Balance Sheets as of December 31, 1994 and 1993 and (Unaudited)
     September 30, 1995................................................................................  F-17
  Consolidated Statements of Operations for the Years Ended December 31, 1994, 1993 and 1992 and
     (Unaudited) the Nine Months Ended September 30, 1995 and 1994.....................................  F-18
  Consolidated Statements of Retained Earnings (Deficit) for the Years Ended December 31, 1994, 1993
     and 1992 and (Unaudited) the Nine Months Ended September 30, 1995.................................  F-19
  Consolidated Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992 and
     (Unaudited) the Nine Months Ended September 30, 1995 and 1994.....................................  F-20
  Notes to Consolidated Financial Statements...........................................................  F-21
ATLANTIC REALTY TRUST                                                                       Appendix  A
  Independent Auditors' Report.........................................................................  F-2
  Balance Sheet of the Company as of December 31, 1995.................................................  F-3
NET ASSETS TO BE TRANSFERRED TO ATLANTIC REALTY TRUST
  Independent Auditors' Report.........................................................................  F-4
  Consolidated Balance Sheets of the Net Assets to be Transferred to the Company as of September 30,
     1995 (Unaudited) and December 31, 1995 and 1994...................................................  F-5
  Consolidated Statements of Operations of the Net Assets to be Transferred to the Company for the Nine
     Months Ended September 30, 1995 (Unaudited) and for the Years Ended December 31, 1995, 1994 and
     1993..............................................................................................  F-6
  Combined Statements of Shareholder's Equity of the Net Assets to be Transferred to the Company for
     the Years Ended December 31, 1995, 1994 and 1993..................................................  F-7
  Consolidated Statements of Cash Flows of the Net Assets to be Transferred to the Company for the Nine
     Months Ended September 30, 1995 (Unaudited) and for the Years Ended December 31, 1995, 1994 and
     1993..............................................................................................  F-8
  Notes to Consolidated Financial Statements for the Nine Months Ended September 30, 1995 (Unaudited)
     and for the Years Ended December 31, 1995, 1994 and 1993..........................................  F-9
PRO FORMA FINANCIAL STATEMENTS
  Pro Forma Statements of Net Assets in Liquidation as of September 30, 1995 (Unaudited) and December
     31, 1995 (Unaudited)..............................................................................  F-18
  Pro Forma Statement of Changes in Net Assets in Liquidation for the Year Ended December 31, 1995
     (Unaudited).......................................................................................  F-20
  Notes to Pro Forma Consolidated Financial Statements for the Nine Months Ended September 30, 1995
     (Unaudited) and for the Year Ended December 31, 1995 (Unaudited)..................................  F-21
HYLAN SHOPPING PLAZA
  Independent Accountant's Report......................................................................  F-22
  Balance Sheets of Hylan Shopping Plaza as of December 31, 1995 and 1994..............................  F-23
  Statements of Operations and Capital Deficit of Hylan Shopping Plaza for the Years Ended December 31,
     1995, 1994 and 1993...............................................................................  F-24
  Statements of Cash Flows of Hylan Shopping Plaza for the Years Ended December 31, 1995, 1994 and
     1993..............................................................................................  F-25
  Notes to Financial Statements of Hylan Shopping Plaza for the Years Ended December 31, 1995, 1994 and
     1993..............................................................................................  F-26

       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

     The following Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 and Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1995 and 1994 and the year ended December 31, 1994 have been prepared to reflect the transactions which are anticipated to occur concurrently with and as a condition to the Contemplated Transactions including the Ramco Acquisition and Spin-off Transaction. Those assets contributed to Ramco-Gershenson Properties, L.P. ("Operating Partnership") by RPS Realty Trust ("Company") ("RPS Contribution Assets") in exchange for units of partnership interest in the Operating Partnership ("Units") were recorded on a historical basis. The RPS Contribution Assets include 6 shopping center and retail properties and $68 million in cash. Those assets acquired by the Operating Partnership from The Ramco Group ("Ramco Contribution Assets") in exchange for Units were recorded using an assumed value of $16.00 per Unit. The Ramco Contribution Assets include 20 shopping center and retail properties, 50% equity interests in 2 additional shopping center properties, 100% of the non-voting common stock and 5% of the voting common stock (which collectively represent in excess of a 95% economic interest) of Ramco-Gershenson, Inc. ("Ramco"), certain development land and out parcels as well as options on certain development land and out parcels. The pro forma financial information is based on the historical financial statements incorporated by reference in this Proxy Statement and should be read in conjunction with those financial statements and notes thereto. The Pro Forma Condensed Consolidated Balance Sheet was prepared as if the Contemplated Transactions occurred on September 30, 1995. The Pro Forma Condensed Consolidated Statements of Income were prepared as if the Contemplated Transactions occurred on January 1, 1994 and January 1, 1995. The pro forma financial information is unaudited and is not necessarily indicative of the results which actually would have occurred if the Contemplated Transactions had been consummated on the dates described, nor does it purport to represent the future financial position or results of operations of the Company.

             COMPANY PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                               SEPTEMBER 30, 1995
                                   (IN 000'S)

                                      SPIN-OFF
                                     AND OTHER           RPS
                           RPS          RPS          CONTRIBUTION        RAMCO           OTHER         PRO FORMA
                        HISTORICAL  TRANSACTIONS        ASSETS        ACQUISITION     ADJUSTMENTS     CONSOLIDATED
                        ----------  ------------     ------------     -----------     -----------     ------------
ASSETS
  Investment in real
     estate, net.......  $  56,220    $ (7,693)(1)     $ 48,527        $ 219,910(4)                     $268,437
  Mortgage loans.......     36,218     (36,218)(1)
  Other assets.........     18,526      (8,359)(1)        7,963(3)        (1,777)(4)                       6,186
                                        (2,204)(3)
  Investment in
     unconsolidated
     entities..........                                                    1,296(4)
                                                                           4,115(4)                        5,411
  Cash and Short-term
     investments.......     72,109      (4,275)(1)       67,834          (67,834)(4)
                                         2,424(2)
                                        (2,424)(2)
                          --------    --------         --------         --------        --------        --------
          Total
            Assets.....  $ 183,073    $(58,749)        $124,324        $ 155,710                        $280,034
                          ========    ========         ========         ========                        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Debt.................               $  6,500(2)                      $ 117,670(4)                     $117,670
                                        (6,500)(2)
  Other liabilities....  $   3,783      (1,503)(1)
                                        (2,279)(2)
  Minority interest....                                                                $  40,623(6)       40,623
  Shareholders'
     Equity............    179,290     (46,118)(1)     $124,324           38,040(4)      (40,623)(6)     121,741
                                        (8,924)(2)
                                         2,279(2)
                                        (2,204)(3)
                          --------    --------         --------         --------        --------        --------
          Total
            Liabilities
            and
          Shareholders'
            Equity.....  $ 183,073    $(58,749)        $124,324        $ 155,710                        $280,034
                          ========    ========         ========         ========        ========        ========

   See accompanying notes to pro forma condensed consolidated balance sheet.

          COMPANY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                 (IN 000'S EXCEPT FOR SHARE AND PER SHARE DATA)

                                                   SPIN-OFF
                                                  AND OTHER           RPS
                                       RPS           RPS          CONTRIBUTION      RAMCO           OTHER         PRO FORMA
                                   HISTORICAL    TRANSACTIONS        ASSETS      ACQUISITION     ADJUSTMENTS     CONSOLIDATED
                                   -----------   ------------     ------------   -----------     -----------     ------------
REVENUES:
  Minimum rents..................  $     4,584     $   (579)(A)      $4,005        $17,747(D)                    $     21,752
  Percentage rents...............          707                          707            586(D)                           1,293
  Recoveries from tenants........        1,523         (154)(A)       1,369         10,973(D)                          12,342
  Interest and other.............        5,765       (2,689)(A)                        234(D)                             234
                                                     (3,076)(A)
                                   -----------   ------------     ------------   -----------     -----------     ------------
         Total revenues..........       12,579       (6,498)          6,081         29,540                             35,621
EXPENSES:
  Property operating and
    maintenance..................        1,297         (149)(A)         981          7,886(D)     $     358(G)          9,225
                                                       (167)(C)
  Real estate taxes..............          988         (255)(A)         733          3,146(D)                           3,879
  Management fees................                                                    1,077(D)         1,077(H)
  Other operating expenses.......        4,269       (3,000)(A)
                                                     (1,269)(C)
  General and administrative
    expenses.....................        1,587       (1,587)(A)                                       1,445(I)          1,445
  Depreciation and
    amortization.................          910          (82)(A)         680                           3,710(J)          4,390
                                                       (148)(C)
                                   -----------   ------------     ------------   -----------     -----------     ------------
         Total expenses..........        9,051       (6,657)          2,394         12,109            4,436            18,939
                                   -----------   ------------     ------------   -----------     -----------     ------------
OPERATING INCOME.................        3,528          159           3,687         17,431           (4,436)           16,682
INTEREST EXPENSE.................                                                      454(D)         6,351(K)          6,805
INCOME (LOSS) FROM UNCONSOLIDATED
  ENTITIES:
  Partnerships...................                                                      (63)(E)           26(L)
                                                                                                       (131)(M)            14
                                                                                                        182(N)
  Ramco..........................                                                      651(F)          (969)(O)          (448)
                                                                                                       (130)(P)
                                   -----------   ------------     ------------   -----------     -----------     ------------
                                                                                       588           (1,022)             (434)
                                   -----------   ------------     ------------   -----------     -----------     ------------
INCOME BEFORE MINORITY INTEREST
  IN EARNINGS OF
  OPERATING PARTNERSHIP..........        3,528          159           3,687         17,565          (11,809)            9,444
MINORITY INTEREST IN EARNINGS OF
  OPERATING PARTNERSHIP..........                                                                    (2,363)(Q)        (2,363)
                                   -----------   ------------     ------------   -----------     -----------     ------------
NET INCOME.......................  $     3,528     $    159          $3,687        $17,565        $ (14,171)     $      7,081
                                   ============  ===========      ===========    ==========      ===========     ============
NET INCOME PER SHARE.............  $       .50                                                                   $        .99
                                   ============                                                                  ============
WEIGHTED AVERAGE SHARES
  OUTSTANDING....................    7,123,105                                                                      7,123,105
                                   ============                                                                  ============

           See accompanying notes to pro forma financial statements.

          COMPANY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                          YEAR ENDED DECEMBER 31, 1994
                 (IN 000'S EXCEPT FOR SHARE AND PER SHARE DATA)

                                                       SPIN-OFF
                                                      AND OTHER           RPS
                                           RPS           RPS          CONTRIBUTION      RAMCO           OTHER         PRO FORMA
                                       HISTORICAL    TRANSACTIONS        ASSETS      ACQUISITION     ADJUSTMENTS     CONSOLIDATED
                                       -----------   ------------     ------------   -----------     -----------     ------------
REVENUES:
  Minimum rents......................  $     4,689     $   (727)(A)      $5,119        $23,405(D)                    $     28,524
                                                          1,157(B)
  Percentage rents...................          555          166(B)          721            765(D)                           1,486
  Recoveries from tenants............        1,231         (120)(A)       1,563         14,827(D)                          16,390
                                                            452(B)
  Interest and other.................       19,931      (17,024)(A)         298            165(D)                             463
                                                         (2,638)(C)
                                                             29(B)
                                        ----------     --------          ------        -------                         ----------
         Total revenues..............       26,406      (18,705)          7,701         39,162                             46,863
EXPENSES:
  Property operating and
    maintenance......................        1,530         (225)(A)       1,379         10,569(D)     $     778(G)         12,726
                                                            299(B)
                                                           (225)(C)
  Real estate taxes..................        1,236         (511)(A)         946          4,125(D)                           5,071
                                                            221(B)
  Management fees....................                                                    1,426(D)        (1,426)(H)
  Other operating expenses...........        4,538       (3,761)(A)
                                                           (777)(C)
  General and administrative
    expenses.........................        2,086       (1,189)(A)                                       1,927(I)          1,927
                                                           (897)(C)
  Depreciation and amortization......          948          (73)(A)         882                           4,946(J)          5,828
                                                            205(B)
                                                           (198)(C)
                                        ----------     --------          ------        -------         --------        ----------
         Total expenses..............       10,338       (7,131)          3,207         16,120            6,225            25,552
OPERATING INCOME.....................       16,068      (11,574)          4,494         23,042           (6,225)           21,311
INTEREST EXPENSE.....................          426         (426)(A)                        596(D)         8,468(K)          9,064
INCOME (LOSS) FROM UNCONSOLIDATED
  ENTITIES:
  Partnerships.......................                                                     (146)(E)           34(L)            (14)
                                                                                                           (174)(M)
                                                                                                            272(N)
  Ramco..............................                                                      695(F)        (1,119)(O)          (524)
                                                                                                           (100)(P)
                                        ----------     --------          ------        -------         --------        ----------
                                                                                           549           (1,087)             (538)
                                                                                       -------         --------        ----------
INCOME BEFORE MINORITY INTEREST IN
  EARNINGS OF OPERATING
  PARTNERSHIP........................       15,642      (11,148)          4,494         22,995          (15,780)           11,709
MINORITY INTEREST IN EARNINGS OF
  OPERATING PARTNERSHIP..............                                                                    (2,930)(Q)        (2,930)
                                        ----------     --------          ------        -------         --------        ----------
NET INCOME...........................  $    15,642     $(11,148)         $4,494        $22,995        $ (18,710)     $      8,779
                                        ==========     ========          ======        =======         ========        ==========
NET INCOME PER SHARE.................  $      2.20                                                                   $       1.23
                                        ==========                                                                     ==========
WEIGHTED AVERAGE SHARES
  OUTSTANDING........................    7,123,105                                                                      7,123,105
                                        ==========                                                                     ==========

           See accompanying notes to pro forma financial statements.

          COMPANY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                      NINE MONTHS ENDED SEPTEMBER 30, 1994
                 (IN 000'S EXCEPT FOR SHARE AND PER SHARE DATA)

                                                   SPIN-OFF
                                                  AND OTHER           RPS
                                        RPS          RPS          CONTRIBUTION      RAMCO           OTHER         PRO FORMA
                                     HISTORICAL  TRANSACTIONS        ASSETS      ACQUISITION     ADJUSTMENTS     CONSOLIDATED
                                     ---------   ------------     ------------   -----------     -----------     ------------
REVENUES:
  Minimum rents....................  $   3,144     $   (385)(A)      $3,916        $17,439(D)                     $   21,355
                                                      1,157(B)
  Percentage rents.................        487          166(A)          653            508(D)                          1,161
  Recoveries from tenants..........        825          (60)(A)       1,217         11,143(D)                         12,360
                                                        452(B)
  Interest and other...............     18,400      (18,500)(A)         198            122(D)                            320
                                                        298(C)
                                     ---------     --------          ------        -------         --------        ---------
         Total revenues............     22,856      (16,872)          5,984         29,212                            35,196
                                     ---------     --------          ------        -------         --------        ---------
EXPENSES:
  Property operating and
    maintenance....................      1,123         (177)(A)       1,077          7,879(D)     $     744(G)         9,700
                                                        299(B)
                                                        168(C)
  Real estate taxes................        618         (115)(A)         724          3,130(D)                          3,854
                                                        221(B)
  Management fees..................                                                  1,062(D)        (1,062)(H)
  Other operating expenses.........      1,557       (1,557)(C)
  General and administrative
    expenses.......................      1,511         (614)(A)                                       1,445(I)         1,445
                                                       (897)(B)
  Depreciation and amortization....        683            3(A)          693                           3,710(J)         4,403
                                                        205(B)
                                                       (198)(C)
                                     ---------     --------          ------        -------         --------        ---------
         Total expenses............      5,492       (2,998)          2,494         12,071            4,837           19,402
                                     ---------     --------          ------        -------         --------        ---------
OPERATING INCOME...................     17,364      (13,874)          3,490         17,141           (4,837)          15,794
INTEREST EXPENSE...................        426         (426)                           439(D)         6,351(K)         6,790
INCOME (LOSS) FROM UNCONSOLIDATED
  ENTITIES:
                                                                                                         26(L)
  Partnerships.....................                                                   (233)(E)         (131)(M)         (103)
                                                                                                        235(N)
  Ramco............................                                                    395(F)          (713)(O)         (375)
                                                                                                        (57)(P)
                                     ---------     --------          ------        -------         --------        ---------
                                                                                       162             (640)            (478)
                                     ---------     --------          ------        -------         --------        ---------
INCOME BEFORE MINORITY INTEREST IN
  EARNINGS OF
  OPERATING PARTNERSHIP............     16,938      (13,448)          3,490         16,864          (11,827)           8,527
MINORITY INTEREST IN EARNINGS OF
  OPERATING PARTNERSHIP............                                                                  (2,133)(P)       (2,133)
                                     ---------     --------          ------        -------         --------        ---------
NET INCOME.........................  $  16,938     $(13,448)         $3,490        $16,864        $ (13,961)      $    6,393
                                     =========     ========          ======        =======         ========        =========
NET INCOME PER SHARE...............  $    0.50                                                                    $     0.90
                                     =========                                                                     =========
WEIGHTED AVERAGE SHARES
  OUTSTANDING......................  7,123,105                                                                     7,123,105
                                     =========                                                                     =========

           See accompanying notes to pro forma financial statements.

                 NOTES TO COMPANY UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)
               (IN 000'S EXCEPT FOR SHARE AND PER SHARE AMOUNTS)

PRO FORMA BALANCE SHEET ADJUSTMENTS

     These pro forma adjustments reflect the Contemplated Transactions including the Ramco Acquisition and the Spin-Off Transaction.

     (1) Represents the effect of the Spin-Off Transaction including the mortgage loan portfolio as well as certain other assets of RPS to a newly formed real estate investment trust to be called Atlantic Realty Trust ("Atlantic Realty"). All shares and per share amounts have been adjusted to reflect the proposed 1 for 4 reverse stock split. (See Appendix A)

     (2) Receipt of $2,424 of cash from RPS and $6,500 of borrowings by RPS used to make following payments of which $6,870 will be expenses of the Company in connection with the Contemplated Transactions:

        Severance pay and stay bonuses......................................  $5,500
        Directors' and officers' insurance..................................     725
        Miscellaneous expenses..............................................     420
        Unpaid distributions to shareholders at September 30, 1995..........   2,279
                                                                              ------
                                                                              $8,924
                                                                              ======

         It is anticipated that Atlantic Realty will assume $6,500 of eighteen month, 10.00% debt (to be borrowed by RPS) in order to provide RPS the funds necessary to make such payments.

     (3) Other assets remaining after the Spin-Off Transaction and a write-off of Deferred Acquisition Costs of $2,204 include the following:

        Prepaid Ramco acquisition costs.....................................  $7,166
        Other assets, including accounts receivable.........................     797
                                                                              ------
                                                                              $7,963
                                                                              ======

                 NOTES TO COMPANY UNAUDITED PRO FORMA CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

     (4) Represents the issuance of 2,377,492 Units to the Ramco Group at an assumed price of $16.00 (determined by dividing the agreed upon value of the RPS Assets by the shares outstanding after the 1 for 4 reverse stock split), the assumption of $8,938 of mortgage indebtedness and the refinancing of $103,753 of mortgage indebtedness related to the 20 shopping center and retail properties to be acquired in the Ramco Acquisition. The value of the stock to be used for financial statement purposes will be the quoted market price for a reasonable period following the Contemplated Transaction. The following tables set forth the adjustments:

        Increase in Investment in Real Estate.................               $ 219,910
        Decrease in other assets:
          Capitalized loan origination costs related to
             refinanced debt..................................  $    410
          Prepaid transaction costs at September 30, 1995.....    (7,166)
          Development Costs at September 30, 1995.............     4,979        (1,777)
                                                                --------     ---------
        Purchase of Ramco-Gershenson, Inc. (Ramco) to be
          accounted for on the equity method due to the
          Company's ability to exercise significant influence
          over Ramco's operating and financial policies. The
          purchase price has been allocated to the management
          contracts with outside parties ($3,193) and to
          covenants not to compete ($922).....................                   4,115
        Increase in investments in unconsolidated entities to
          be accounted for on the equity method --
          Purchase of 50% interests in two partnerships each
          owning an interest in a shopping center.............                   1,296
        Decrease in cash and short-term investments:
          Pay remainder of estimated transaction costs........    (2,506)
          Repayment of debt owed to Ramco principals..........    (3,200)
          Pay down existing debt..............................   (62,128)      (67,834)
                                                                --------
        Increase in mortgage debt:
          Assumption of existing debt.........................     8,938
          Refinancing of debt.................................   103,753
          Debt Incurred Relating to Development Costs.........     4,979       117,670
                                                                --------     ---------
        Increase in Operating Partnership equity..............                  38,040
                                                                --------     ---------

     (5) Following is a schedule of principal payments during the twelve months ended September 30:

                                                                              EQUITY
                                                            PROPERTIES      INVESTMENTS
                                                           ------------     -----------
             1996........................................  $    840,524     $    63,757
             1997........................................     1,879,257          69,717
             1998........................................    13,902,424          76,240
             1999........................................     2,032,936          83,375
             2000........................................     2,137,607       5,399,749
             Thereafter..................................    96,877,438         776,790
                                                           ------------     -----------
                  Total..................................  $117,670,186     $ 6,469,628
                                                           ============     ===========

     (6) Represents the minority interest (25%) in the Operating Partnership.

                 PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

     These pro forma adjustments reflect the Contemplated Transactions including the Ramco Acquisition and the Spin-Off Transaction.

     (A) Represents the effect of the Spin-Off Transaction which includes the mortgage loan portfolio as well as certain other assets of RPS to a newly formed real estate investment trust to be called Atlantic Realty Trust ("Atlantic Realty"). All shares and per share amounts have been adjusted to reflect the proposed 1 for 4 reverse stock split.

     (B) Represents the pro forma results of Chester Springs which was acquired by the Company in July 1994 as if it had been acquired as of January 1, 1994.

     (C) Represents loss of interest income from short-term investments, reduction of costs due to termination of staff and elimination of amortization of Deferred Acquisition Costs.

     (D) Represents revenues and certain expenses of Ramco-Gershenson Properties for the nine months ended September 30, 1995 and 1994 and for the year ended December 31, 1994. See Notes J and M for effect of depreciation and interest.

     (E) Represents the effect of the acquisition of a 50% interest in 2 shopping centers to be accounted for on the equity basis:

                                                NINE MONTHS        FOR THE         NINE MONTHS
                                                   ENDED          YEAR ENDED          ENDED
                                               SEPTEMBER 30,     DECEMBER 31,     SEPTEMBER 30,
                                                   1995              1994             1994
                                                  (000'S)          (000'S)           (000'S)
                                               -------------     ------------     -------------
        Revenues.............................     $   880          $  1,130          $   883
        Expenses other than depreciation.....         761             1,004              881
        Depreciation.........................         182               272              235
                                                  -------           -------          -------
                                                  $   (63)         $   (146)         $  (233)
                                                  =======           =======          =======

     (F) Represents the acquisition of Ramco-Gershenson, Inc. to be accounted for on the equity basis:

         Revenues............................     $ 4,311          $  5,215          $ 3,687
         Expenses other than depreciation....       3,625             4,470            3,255
         Depreciation........................          35                50               37
                                                   ------            ------          -------
                  Total......................     $   651          $    695          $   395
                                                   ======            ======          =======

     (G) Effect of cost reimbursement contract between

         Ramco-Gershenson, Inc. and the
          Operating Partnership..............     $   445          $    884          $   824
         Termination of insurance service
          fees...............................         (87)             (106)             (80)
                                                   ------            ------          -------
                                                  $   358          $    778          $   744
                                                   ======            ======          =======

     (H) Elimination of management fees charged to 100%

         owned properties to be replaced by a
        cost
         reimbursement agreement. ...........     $(1,077)         $ (1,426)         $(1,062)
                                               ==========        ==========       ==========

     (I) Represents additional administrative expenses to be incurred by the Company as a result of the Ramco Acquisition.

     (J) Represents depreciation and amortization expense resulting from the acquisition of the 20 Ramco Properties based on allocating 10% to land and depreciating the properties on a 40 year straight-line basis.

     (K) Represents additional interest expense of $6,321, $6,321 and $8,421 for the nine months ended September 30, 1995 and 1994 and the year ended December 31, 1994, respectively, to be incurred on $103,753 aggregate principal amount of Mortgages Payable (assumed rate of 8.28% on $78,000, 7.77% on $4,370 and 7.75% on $21,383) and amortization of $30, $30 and $47 for the nine months ended September 30, 1995 and 1994 and the year ended December 31, 1994, respectively related to capitalized costs incurred in connection with the issuance of the Mortgages Payable, amortized on a straight-line basis over 3 and ten years.

     (L) Represents reduction of interest expense of $26, $26 and $34 for the nine months ended September 30, 1995 and 1994 and the year ended December 31, 1994, respectively, as a result of applying $151 of cash to reduce the principal and refinancing at 8%.

     (M) Represents depreciation and amortization expense adjustments resulting from the acquisition of partnership interests in two shopping center properties based on allocating 10% to land and depreciating the properties on a 40 year straight-line basis. Historical depreciation had been determined on a tax basis.

     (N) Reversal of historical depreciation.

     (O) Represents the following adjustments to Ramco-Gershenson, Inc.:

                                               NINE MONTHS        FOR THE         NINE MONTHS
                                                  ENDED          YEAR ENDED          ENDED
                                              SEPTEMBER 30,     DECEMBER 31,     SEPTEMBER 30,
                                                  1995              1994             1994
                                                 (000'S)          (000'S)           (000'S)
                                              -------------     ------------     -------------
         Elimination of management fees
           charged to 100% owned
           properties.......................     $(1,077)         $ (1,426)         $(1,062)
         Termination of insurance service
           fees charged to 100% owned
           properties.......................         (87)             (106)             (80)
         Amortization resulting from the
           allocation of the purchase price
           to management contracts with
           outside parties based on future
           expected cash flows over their
           estimated lives and to the
           covenants not to compete; the
           management contracts are being
           amortized over the expected lives
           of the management contracts (15
           years) and the covenants not to
           compete are written off over
           their respective lives of 3 and 4
           years............................        (318)             (424)            (318)
         Elimination of interest expense and
           income on transactions with
           affiliated entities which will be
           eliminated in connection with the
           Contemplated Transactions:
                Interest income.............         (44)              (56)             (24)
                Interest expense............          44                46               24
         Additional costs to manage RPS
           Properties. .....................        (312)             (416)            (312)
         Elimination of taxes due to
           increase in expenses and decrease
           in revenues .....................         380               379              235
         Effect of cost reimbursement
           agreement........................         445               884              824
                                                 -------           -------          -------
                                                 $  (969)         $ (1,119)         $  (713)
                                                 =======           =======          =======

     (P) Elimination of intercompany profit on leasing fees

         capitalized by shopping
           centers. ........................     $  (130)         $   (100)         $   (57)
                                              ==========        ==========       ==========

     (Q) Represents the minority interest (25%) in the Operating Partnership.

     (R) Pro Forma income per share of Common Stock is based upon shares of Common Stock assumed to be outstanding in connection with the Contemplated Transactions.

     (S) In connection with the Contemplated Transactions, the Company expects to charge to expense $6,645 (representing severance pay, bonuses, directors' and officers' insurance and miscellaneous expenses) and $2,204 (representing the write-off of Deferred Acquisition Costs). Such amounts have not been included in the pro forma condensed statements of income.

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Ramco-Gershenson Properties

     We have audited the accompanying combined statements of revenues and certain expenses of Ramco-Gershenson Properties (the "Properties") for the years ended December 31, 1994, 1993 and 1992. These combined financial statements are the responsibility of the management of the Properties. Our responsibility is to express an opinion on these combined statements of revenues and certain expenses based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying combined statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the proxy statement of RPS Realty Trust). Material amounts, described in Note 1 to the combined statements of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Properties are excluded and the statements are not intended to be a complete presentation of the revenues and expenses of these properties.

     In our opinion, such statements of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses of the Properties, as described in Note 1, for the years ended December 31, 1994, 1993 and 1992 in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP

Detroit, Michigan
July 21, 1995

                          RAMCO-GERSHENSON PROPERTIES

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
          YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992 AND (UNAUDITED)
                 NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                     NINE MONTHS ENDED
                                       SEPTEMBER 30,                YEAR ENDED DECEMBER 31
                                  -----------------------   ---------------------------------------
                                     1995         1994         1994          1993          1992
                                  ----------   ----------   -----------   -----------   -----------
                                        (UNAUDITED)
REVENUES:
  Minimum rents.................  $17,746,972  $17,438,580  $23,405,070   $22,326,942   $21,179,313
  Percentage rents..............     585,631      507,885       764,802       758,641       744,153
  Recoveries from tenants.......  10,972,970   11,142,815    14,827,253    14,470,307    12,375,818
  Interest and other............     234,066      121,957       164,968       170,434       156,442
                                  -----------  -----------  -----------   -----------   -----------
          Total.................  29,539,639   29,211,237    39,162,093    37,726,324    34,455,726
CERTAIN EXPENSES:
  Property operating and
     maintenance................   7,885,871    7,879,130    10,569,106    10,173,885     9,021,935
  Real estate taxes.............   3,146,054    3,129,656     4,125,354     4,462,109     4,381,485
  Management fees paid to Ramco-
     Gershenson, Inc............   1,076,719    1,061,530     1,426,040     1,325,919     1,236,457
  Interest on continuing debt...     454,478      438,680       596,270       573,711       637,111
                                  -----------  -----------  -----------   -----------   -----------
          Total.................  12,563,122   12,508,996    16,716,770    16,535,624    15,276,988
                                  -----------  -----------  -----------   -----------   -----------
REVENUES IN EXCESS OF
  CERTAIN EXPENSES..............  $16,976,517  $16,702,241  $22,445,323   $21,190,700   $19,178,738
                                  ===========  ===========  ===========   ===========   ===========

       See notes to combined statements of revenues and certain expenses.

                          RAMCO-GERSHENSON PROPERTIES

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES

1.  DESCRIPTION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Description -- Ramco-Gershenson Properties (the "Properties") consist of 20 shopping centers. The Properties are located mainly throughout Michigan and Ohio, are owned by various partnerships historically controlled by the principals of Ramco-Gershenson, Inc. (the "Manager") and are as follows:

      Clinton Valley Mall          Naples Towne Center          Troy Towne Center
      Clinton Valley Strip         New Towne Plaza              West Allis
      Eastridge Commons            OfficeMax Center             West Oaks I
      Edgewood Towne Center        Oak Brook Square             West Oaks II
      Ferndale Plaza               Roseville Plaza
      Fraser Shopping Center       Southfield Plaza
      Jackson Crossing             Spring Meadows Plaza
      Lake Orion Plaza             Tel Twelve Mall

     Basis of Presentation -- The statements of revenues and certain expenses were prepared to comply with rules and regulations of the Securities and Exchange Commission relating to the presentation of historical operating results of real estate properties that are to be purchased. Accordingly, the statements include only the Properties' direct revenues and operating expenses (determined on an accrual basis) that are expected to continue after the properties have been acquired. Revenues and expenses excluded consist of the following not directly related to the future operation of the Properties:

                                                                 DECEMBER 31,
                                                  -------------------------------------------
                                                     1994            1993            1992
                                                  -----------     -----------     -----------
                                                                  (UNAUDITED)
    Interest on debt not continuing.............  $15,867,059     $15,819,444     $20,493,352
    Depreciation and Amortization...............    5,778,339       5,932,062       5,879,011
    Gain on Sale of Land........................      (80,715)       (146,993)       (222,916)
    Lease Termination Income....................     (134,509)       (256,868)              0
    Other.......................................      318,354          96,792         565,901

     Revenue Recognition -- Shopping center space is generally leased to specialty retail tenants under leases which are accounted for as operating leases. Minimum rents are recognized on a straight-line basis over the lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from tenants, which represent reimbursements of common area maintenance, real estate taxes and other operating expenses, are recognized as revenue in the period applicable costs are incurred.

     Unaudited Interim Statement -- The unaudited interim combined financial statement has been prepared in accordance with the accounting policies described above. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the combined financial statement for this interim period have been made. The results for this interim period are not necessarily indicative of the results for a full fiscal year.

     Leases -- The Properties' rental revenue is obtained principally from noncancelable operating leases which typically provide for guaranteed minimum rent, percentage rent and other charges to cover certain

                          RAMCO-GERSHENSON PROPERTIES

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                      AND CERTAIN EXPENSES -- (CONTINUED)

1. DESCRIPTION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) operating costs. Approximate future minimum rent under noncancelable operating leases in effect at December 31, 1994, assuming no new or renegotiated leases nor option extensions, are as follows:

                1995...........................................  $ 23,800,000
                1996...........................................    22,548,000
                1997...........................................    19,990,000
                1998...........................................    15,963,000
                1999...........................................    13,438,000
                Thereafter.....................................    88,042,000
                                                                 ------------
                          Total................................  $183,781,000
                                                                 ============

     Certain properties, as lessees, have land leases expiring at various dates through the year 2052. Rental payments under such leases were approximately $113,700, $112,700 and $112,700, respectively, in 1994, 1993 and 1992, respectively. Approximate future minimum rental payments are summarized as follows:

                1995.............................................  $  110,800
                1996.............................................     110,800
                1997.............................................     110,800
                1998.............................................     110,800
                1999.............................................     110,800
                Thereafter.......................................   5,301,100
                                                                   ----------
                          Total..................................  $5,855,100
                                                                   ==========

2.  ACQUISITION OF PROPERTIES

     RPS Realty Trust (RPS) has entered into an agreement to acquire the Properties, contingent upon, among other items, the approval of the shareholders of RPS.

3.  DEBT

     Following is information regarding debt to be assumed by RPS Realty Trust in connection with its acquisition of the Properties:

100% OWNED PROPERTIES

Spring Meadows      8.75%, due in monthly payments of $16,433, including
                    interest, through May 31, 1998                                  $1,937,890
Oakbrook Square     Variable rate (6.3% at March 31, 1995), due January 1, 2010,
                    with monthly interest only payments                              7,000,000
                                                                                    -----------
                                                                                    $8,937,890
                                                                                    ===========

PRO-RATA SHARE OF DEBT OF 50% OWNED PROPERTIES

Kentwood            9.375%, due in monthly installments of $47,202, including
                    interest, through April 15, 2000                                $5,582,127
                                                                                    ----------

                          RAMCO-GERSHENSON PROPERTIES

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                      AND CERTAIN EXPENSES -- (CONTINUED)

4.  COMMITMENTS AND CONTINGENCIES

     Certain of the Properties (Roseville Plaza, Lake Orion Plaza and Jackson Crossing) contain environmental contamination caused by underground storage tanks. Remediation programs have been implemented at two of the above Properties with the remaining program to be implemented in the near future. In management's opinion, third parties will pay all costs of remediation. The Properties have not incurred any costs in connection with the foregoing and no future costs are expected. Management of the Properties is not aware of any other situations which require remediation.

5.  PRO FORMA INFORMATION (UNAUDITED)

     The following pro forma financial statement of taxable net operating income and estimated cash to be made available by operations is based on the combined statements of revenues and certain expenses of the Ramco-Gershenson Properties for the year ended December 31, 1994. The statement contains certain pro forma adjustments made to reflect changes in operations in existence at the date of acquisition by RPS.

    REVENUES:
      Minimum rent..........................................................  $23,405,070
      Percentage rents......................................................      764,802
      Recoveries from tenants...............................................   14,827,253
      Interest and other income.............................................      164,968
                                                                              -----------
              Total Revenues................................................   39,162,093
                                                                              -----------
    EXPENSES:
      Property operating and maintenance (D)................................   11,347,106
      Real estate taxes.....................................................    4,125,354
      Interest (B)..........................................................    9,064,000
      Depreciation and amortization (A).....................................    4,946,000
                                                                              -----------
              Total Expenses................................................   29,482,460
                                                                              -----------
    TAXABLE NET OPERATING INCOME............................................    9,679,633
    Add Back: Depreciation and amortization.................................    4,946,000
                Amortization of deferred financing costs
                included in interest expense (C)............................       47,000
                                                                              -----------
    Estimated Cash to be made Available by Operations.......................  $14,672,633
                                                                              ===========

     Significant Pro Forma Adjustments:

          (A) Depreciation is computed using the straight line method over a life of 40 years on a basis of $197,857,000.

          (B) Interest expense on funds borrowed for acquisition totaling approximately $103,753,000 ($78,000,000 at 8.28% per annum, $4,370,000 at
     7.77% per annum and $21,383,000 at 7.75%) plus interest on continuing debt.

          (C) Amortization of deferred financing costs estimated at $410,000 over the anticipated term of financing of 3 and 10 years.

          (D) Effect of cost reimbursement contract between Ramco-Gershenson, Inc. and RPS ($884,000) reduced by the termination of insurance service fees charged by Ramco-Gershenson, Inc. ($106,000).

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders of
Ramco-Gershenson, Inc.

     We have audited the accompanying consolidated balance sheets of Ramco-Gershenson, Inc. and its wholly-owned subsidiary (the "Company") as of December 31, 1994 and 1993, and the related consolidated statements of operations, retained earnings and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Detroit, Michigan
May 4, 1995

                             RAMCO-GERSHENSON, INC.

                          CONSOLIDATED BALANCE SHEETS
      AS OF DECEMBER 31, 1994 AND 1993 AND (UNAUDITED) SEPTEMBER 30, 1995

                                                                                     DECEMBER 31
                                                                               ------------------------
                                                                                  1994          1993
                                                PRO FORMA      SEPTEMBER 30    ----------    ----------
                                               DECEMBER 31         1995
                                              1994 (NOTE 9)    ------------
                                              -------------    (UNAUDITED)
                                               (UNAUDITED)
ASSETS:
  Cash......................................   $   104,600      $    44,409    $  104,600    $  183,255
  Accounts receivable:
     Ramco-Gershenson Properties............                      1,557,697     1,724,204     1,213,815
     Other..................................       670,984        1,168,028       670,984       670,914
  Prepaid expenses and other assets.........       106,778          162,440       106,778        20,114
  Property and equipment -- net(Note 3).....        78,118           43,090        78,118       127,137
  Deferred income taxes.....................                         17,017        38,727        50,040
                                                ----------       ----------    ----------    ----------
TOTAL ASSETS................................   $   960,480      $ 2,992,681    $2,723,411    $2,265,275
                                                ==========       ==========    ==========    ==========
LIABILITIES:
  Accounts payable..........................   $   302,053      $   304,635    $  302,053    $  278,618
  Accrued payroll and employee benefits.....       215,260          103,562       215,260       205,267
  Accrued expenses..........................        43,400           13,544        43,400       201,617
  Income taxes payable......................       214,634          275,447       214,634       160,000
  Advances from shareholders(Note 6)........                        646,846       903,285     1,019,689
  Capital lease obligations(Note 5).........        62,996           15,572        62,996       113,585
                                                ----------       ----------    ----------    ----------
          Total liabilities.................       838,343        1,359,606     1,741,628     1,978,776
SHAREHOLDERS' EQUITY:
  Common stock ($1 par value, authorized
     50,000 shares, issued and outstanding,
     1,000 shares)..........................         1,000            1,000         1,000         1,000
  Retained earnings.........................       121,137        1,632,075       980,783       285,499
                                                ----------       ----------    ----------    ----------
          Total shareholders' equity........       122,137        1,633,075       981,783       286,499
                                                ----------       ----------    ----------    ----------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY....................................   $   960,480      $ 2,992,681    $2,723,411    $2,265,275
                                                ==========       ==========    ==========    ==========

                See notes to consolidated financial statements.

                             RAMCO-GERSHENSON, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
          YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992 AND (UNAUDITED)
                 NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                   NINE MONTHS ENDED               YEARS ENDED DECEMBER 31
                                     SEPTEMBER 30          ----------------------------------------
                               -------------------------     PRO FORMA         1994         1993         1992
                                                1994       1994 (NOTE 9)    ----------   ----------   ----------
                                             -----------   --------------
                                  1995       (UNAUDITED)   (UNAUDITED)
                               -----------
                               (UNAUDITED)
REVENUES:
  Revenue from management,
     leasing and development
     services (substantially
     all from related
     parties):
     Ramco-Gershenson
       Properties............  $ 2,244,647   $ 1,926,412                    $2,975,165   $2,463,772   $2,325,485
     Other...................    1,922,740     1,653,983     $2,073,740      2,073,740    1,780,000    2,064,711
  Interest income............       44,395        23,586                        55,815       44,267       10,450
  Miscellaneous income.......      100,030        82,673                       109,959      120,784      156,055
                                ----------    ----------     ----------     ----------   ----------   ----------
          Total revenues.....    4,311,812     3,686,654      2,073,740      5,214,679    4,408,823    4,556,701
EXPENSES:
  Management, leasing and
     development.............    3,076,754     2,796,949      1,655,850      3,824,692    3,467,737    3,361,773
  Other operating............      101,866        77,309                       114,161      103,802      208,114
  Real estate and other
     taxes...................       62,184        98,465                        99,014      102,083       99,893
  Interest...................       43,283        34,127                        65,417       70,523      178,977
  Depreciation and
     amortization............       35,058        37,430                        49,912       71,424      119,041
  Miscellaneous..............        7,078        32,236                         7,260       14,121        3,648
                                ----------    ----------     ----------     ----------   ----------   ----------
          Total expenses.....    3,326,223     3,076,516      1,655,850      4,160,456    3,829,690    3,971,446
                                ----------    ----------     ----------     ----------   ----------   ----------
INCOME BEFORE TAXES ON
  INCOME.....................      985,589       610,138        417,890      1,054,223      579,133      585,255
TAXES ON INCOME (Note 7).....      334,297       214,646                       358,939      178,313      199,060
                                ----------    ----------     ----------     ----------   ----------   ----------
NET INCOME...................  $   651,292   $   395,492     $  417,890     $  695,284   $  400,820   $  386,195
                                ==========    ==========     ==========     ==========   ==========   ==========

                See notes to consolidated financial statements.

                             RAMCO-GERSHENSON, INC.

             CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (DEFICIT)
                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
              AND (UNAUDITED) NINE MONTHS ENDED SEPTEMBER 30, 1995

BALANCE, JANUARY 1, 1992.........................................................  $ (501,516)
  Net income.....................................................................     386,195
                                                                                   ----------
BALANCE, DECEMBER 31, 1992.......................................................    (115,321)
  Net income.....................................................................     400,820
                                                                                   ----------
BALANCE, DECEMBER 31, 1993.......................................................     285,499
  Net income.....................................................................     695,284
                                                                                   ----------
BALANCE, DECEMBER 31, 1994.......................................................     980,783
  Net income (Unaudited).........................................................     651,292
                                                                                   ----------
BALANCE, SEPTEMBER 30, 1995 (Unaudited)..........................................  $1,632,075
                                                                                   ==========

                See notes to consolidated financial statements.

                             RAMCO-GERSHENSON, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992 AND (UNAUDITED)
                 NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                         NINE MONTHS ENDED
                                           SEPTEMBER 30               YEARS ENDED DECEMBER 31
                                       ---------------------     ---------------------------------
                                         1995        1994          1994        1993        1992
                                       ---------   ---------     ---------   ---------   ---------
                                       (UNAUDITED) (UNAUDITED)
OPERATING ACTIVITIES:
  Net income.........................  $ 651,292   $ 395,492     $ 695,284   $ 400,820   $ 386,195
  Adjustments to reconcile net income
     to net cash provided by
     operating activities:
     Depreciation and amortization...     35,058      37,430        49,912      71,424     119,041
     Deferred income taxes...........     21,710      20,669        11,313      15,056     147,116
     Changes in operating assets and
       liabilities:
       (Increase) decrease in
          accounts receivable........   (330,537)   (121,505)     (510,459)    162,272    (578,926)
       (Increase) decrease in other
          assets.....................    (55,662)    (40,531)      (86,664)    (10,918)     (9,196)
       Increase (decrease) in
          accounts payable and
          accrued expenses...........    (78,189)   (260,460)      (70,153)   (102,899)     67,491
                                       ---------   ---------     ---------   ---------   ---------
          Net cash provided by
            operating activities.....    243,672      31,095        89,233     535,755     131,721
INVESTING ACTIVITIES --
  Purchase of property and
     equipment.......................                                 (895)
FINANCING ACTIVITIES:
  Principal payments under capital
     lease obligation................    (47,424)    (37,309)      (50,589)    (68,741)   (334,544)
  Net repayments of advances from
     shareholders....................   (256,439)   (107,103)     (116,404)   (648,209)    429,235
                                       ---------   ---------     ---------   ---------   ---------
          Net cash provided by (used
            in) financing
            activities...............   (303,863)   (144,412)     (166,993)   (716,950)     94,691
                                       ---------   ---------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN CASH......    (60,191)   (113,407)      (78,655)   (181,195)    226,412
CASH AT BEGINNING OF PERIOD..........    104,600     183,255       183,255     364,450     138,038
                                       ---------   ---------     ---------   ---------   ---------
CASH AT END OF PERIOD................  $  44,409   $  69,848     $ 104,600   $ 183,255   $ 364,450
                                       =========   =========     =========   =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH PAID
  FOR:
  Income taxes.......................  $ 251,775   $ 294,115     $ 294,115   $  57,450     None
                                       =========   =========     =========   =========   =========
  Interest...........................  $  44,758   $  43,814     $  57,957   $  70,523   $ 173,249
                                       =========   =========     =========   =========   =========

                See notes to consolidated financial statements.

                             RAMCO-GERSHENSON, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  DESCRIPTION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Description -- Ramco-Gershenson, Inc. (the "Company") provides or engages third parties to provide management, leasing and development services to Ramco-Gershenson Properties (the "Properties") and various other entities, some of which are related through certain common ownership. The consolidated financial statements of the Company include the accounts of the Company and its subsidiary, Prime Properties, Inc.

     Consolidation -- All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

     Unaudited Interim Statements -- The unaudited interim consolidated financial statements have been prepared in accordance with the accounting policies described above. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the consolidated financial statements for these interim periods have been made. The results for these interim periods are not necessarily indicative of the results for a full fiscal year.

     Revenue Recognition -- Revenue from property management, leasing and development activities is generally based on receipts of the shopping centers, fixed fees, cost reimbursement or commissions. Revenue is recognized as the service is rendered.

     Property and Equipment -- Property and equipment are recorded at cost and depreciated on the double-declining balance method over the estimated useful lives of the assets which range from five to ten years.

2.  RELATED PARTY TRANSACTIONS

     Substantially all revenues and receivables for each of the three years in the period ended December 31, 1994 resulted from transactions with related parties under the terms of various written agreements.

     Other related party transactions are described in Notes 5, 6 and 8.

3.  PROPERTY AND EQUIPMENT -- NET

     Property and equipment consist of the following:

                                                                   1994         1993
                                                                 --------     --------
        Land...................................................  $ 20,000     $ 20,000
        Office Equipment.......................................   422,577      421,684
                                                                 --------     --------
                  Total........................................   442,577      441,684
        Less accumulated depreciation..........................   364,459      314,547
                                                                 --------     --------
        Property and equipment -- net..........................  $ 78,118     $127,137
                                                                 ========     ========

     Substantially all office equipment is leased under capital leases (Note 5).

4.  RETIREMENT SAVINGS PLAN

     The Company has a voluntary retirement savings plan established in 1990. The plan is qualified in accordance with Section 401(k) of the Internal Revenue Code (the "Code"). The Company contributes an amount equal to 25% of employee contributions up to 5% of qualified wages. In addition, the Company may make discretionary contributions within the limits prescribed by the plan and imposed by the Code. These contributions were $17,916, $15,347 and $14,301 for the three years ended December 31, 1994, 1993 and 1992, respectively.

                             RAMCO-GERSHENSON, INC.

5.  LEASES

     The Company leases its office facilities from Ramco Office One Development Company, an affiliate of the Company. Rental payments under this operating lease were approximately $230,700, $227,900 and $236,300 for the three years ended December 31, 1994, 1993 and 1992, respectively. The Company also leases vehicles from unrelated parties. Approximate future rental payments under operating leases are summarized as follows:

                                                                  RELATED
                                                                   PARTY        OTHER
                                                                  --------     -------
        1995....................................................  $236,500     $95,300
        1996....................................................   119,700      78,200
        1997....................................................                51,300
        1998....................................................                22,500
        1999....................................................                17,400
        Thereafter..............................................                 1,400

     In addition, the Company leases its office equipment under capital leases that expire in 1995. Future rental payments under these capital leases for 1995 are approximately $63,000.

6.  ADVANCES FROM SHAREHOLDERS

     The Company borrows money from shareholders. Interest expense under this arrangement was $45,881, $52,355 and $123,643 for the three years ended December 31, 1994, 1993 and 1992, respectively. The amounts are payable on demand and accrue interest at the adjusted federal rate rounded to the nearest full percentage (5% at December 31, 1994).

7.  INCOME TAXES

     Effective January 1, 1991, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income tax purposes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax bases of assets and liabilities that will result in taxable/deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

     Deferred tax assets at December 31 consist of the following:

                                                                    1994        1993
                                                                   -------     -------
        Accrued compensation.....................................  $16,247     $13,848
        Depreciation.............................................   22,480      36,192
                                                                   -------     -------
                  Total..........................................  $38,727     $50,040
                                                                   =======     =======

     The provision for income taxes for the years ended December 31 consists of:

                                                       1994         1993         1992
                                                     --------     --------     --------
        Current tax expense........................  $347,626     $163,257     $ 51,944
        Deferred tax expense.......................    11,313       15,056      147,116
                                                     --------     --------     --------
                  Total tax expense................  $358,939     $178,313     $199,060
                                                     ========     ========     ========

                             RAMCO-GERSHENSON, INC.

8.  INSURANCE ARRANGEMENT

     Under the terms of agreements in effect between the Company and the Properties, the Company arranges for the placement, maintenance, and payment of all forms of insurance on behalf of the Properties. The Company charges the Properties for providing administrative services relating to this insurance arrangement. Fees earned were $106,587, $115,099 and $90,632 for the three years ended December 31, 1994, 1993 and 1992, respectively. Under the insurance arrangement, premium payments made to the Company by the Properties do not involve a transfer of risk to the Company and are accounted for as deposits.

9.  ACQUISITION OF COMPANY

     RPS Realty Trust (RPS) has entered into an agreement to acquire the Properties and other real estate assets owned by affiliates of the Company contingent upon, among other items, the approval of the shareholders of RPS. In addition, RPS will acquire a 95% economic interest in the Company. It is anticipated that the acquisition of the Company will be accounted for on the equity method due to the fact that RPS will have the ability to exercise significant influence over the Company's operating and financial policies.

     After the acquisition, the management contracts and administrative charge relating to the insurance agreements with Ramco Properties will be replaced by a cost reimbursement agreement. The pro forma balance sheet and income statement as of and for the year ended December 31, 1994 reflects the effects of the acquisition with the exception of the recording of the value of the management contracts with outside parties and the covenants not to compete as well as the related amortization expense. Such amounts will be recorded at the Operating Partnership level.

     The Company has never prepared formal studies to determine the cost of providing management, leasing and development services to Ramco Properties or others for whom it provides these services. The pro forma management, leasing and development expenses have been estimated by allocating payroll, benefits and other expenses based on the related historical revenues. Since individuals may provide services to both Ramco Properties and others, and because those costs may not vary directly with the efforts expended, such estimates may not be an accurate indicator of the actual respective costs of providing management, leasing and development services.

                                                                       EXHIBIT A

                             ACQUISITION AMENDMENT

     AMENDMENT dated           , 1996 to Amended and Restated Declaration of
Trust of RPS Realty Trust (the "Trust") dated October 14, 1988 (the "Declaration of Trust");

     WHEREAS, Article VIII, Section 2 of the Declaration of Trust provides for procedures governing the amendment of the Declaration of Trust;

     WHEREAS, the Trustees have determined that it is in the best interests of the Trust and its shareholders to cause the Trust to (i) increase certain quorum percentage requirements in connection with meetings of the Board of Trustees;
(ii) establish a Nominating Committee and an Advisory Committee of the Board of Trustees and (iii) change the name of the Trust; and

     WHEREAS, the Trustees have determined to propose (i) the addition of new Sections to Article III of the Declaration of Trust to provide for the creation of a Nominating Committee and an Advisory Committee of the Board of Trustees,
(ii) an amendment to Article IV, Section 8 of the Declaration of Trust to increase certain quorum percentage requirements in connection with meetings of the Board of Trustees and (iii) an amendment to Article I, Section 1 of the Declaration of Trust to change the name of the Trust.

     NOW, THEREFORE, the Trustees have adopted the following amendments to the Declaration of Trust, which amendments respectively shall become effective upon approval thereof by the holders of a majority of the Trust's issued and outstanding shares of beneficial interest:

     1. Article III of the Declaration of Trust is amended by adding the following Sections to the end thereof (new language appearing in italics):

          Section 14. NOMINATING COMMITTEE. The Board of Trustees shall appoint from among its members a Nominating Committee, which shall consist of at least three members, all of whom shall be Independent Trustees, and which shall nominate persons for election to the Board of Trustees. The Nominating Committee will consider nominees recommended by other shareholders in accordance with Article IV, Section 1."

          Section 15. ADVISORY COMMITTEE. The Board of Trustees shall appoint an Advisory Committee, which shall consist of three Persons who are not Trustees, and which shall have the power to consult with and advise the Board of Trustees as requested. The initial members of the Advisory Committee shall be Michael A. Ward, Richard Gershenson and Bruce Gershenson.

     2. The second paragraph of Article IV, Section 1 of the Declaration of Trust is amended as follows (new language appearing in italics):

          The number of Trustees shall be not less than three nor more than fifteen, as fixed from time to time by the Board of Trustees. Unless otherwise fixed by the Board of Trustees or the Shareholders, the number of Trustees constituting the entire Board of Trustees shall be nine. Except for the initial Trustees during their initial term, the Trustees shall be elected at the annual meeting of Shareholders and each Trustee shall be elected to serve until his successor shall be elected and shall qualify. A Trustee shall be an individual at least 21 years of age who is not under legal disability. A Trustee shall not be required to devote his full business time and effort to the Trust. A Trustee shall qualify as such when he has either signed this Declaration of Trust or agreed in writing to be bound by it. No bond shall be required to secure the performance of a Trustee unless the Trustees so provide or as required by law.

     3. Article IV, Section 8 of the Declaration of Trust is amended as follows (new language appearing in italics):

          "Section 8. ACTIONS BY TRUSTEES. The trustees shall hold at least four meetings per year. The Trustees may act with or without a meeting. The presence of at least 75% of the Board of Trustees then in office, the majority of which shall be Independent Trustees, shall be necessary to constitute a quorum for the transaction of business, except to adjourn a meeting. Every act or decision done or made by the affirmative vote of at least a majority of the Board of Trustees at a meeting duly held at which a quorum is present shall be regarded as an act of the Board of Trustees unless a greater number is required by law or by the By-Laws or by this Declaration of Trust. If at any time more than one vacancy exists on the Board of Trustees, a quorum of the Board of Trustees shall not exist unless and until such vacancies are filled so that no more than one vacancy exists on the Board of Trustees. Any agreement, deed, mortgage, lease or other instrument of writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees."

     4. Article I, Section 1 of the Declaration of Trust is amended as follows (new language appearing in italics):

          "Section 1. NAME. The name of Trust created by this Declaration of Trust shall be "Ramco-Gershenson Properties Trust" and so far as may be practicable, the Trustees of the Trust ("Trustees" or the "Board of Trustees") shall conduct the Trust's activities, execute all documents and sue or be sued under the name, which name (and the word "Trust" whenever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees and not individually or personally, and shall not refer to the officers or Shareholders of the Trust or the agents or employees of the Trust or of such Trustees. Should the Trustees determine that the use of such name is not practicable, legal or convenient, they may use such other designation or they may adopt such other name for the Trust as they deem proper and the Trust may hold property and conduct its activities under such designation or name, subject, however, to the limitations contained in the next succeeding paragraphs."

     5. Article VII, Section 1 of the Declaration of Trust is amended as follows (new language appearing in italics):

          "Section 1. SHARES. The units into which the beneficial interest in the Trust will be divided shall be designated as Shares, which Shares shall be of one or more classes and shall have a par value of $.10 per Share. The certificates evidencing the Shares shall be in such forms as the Board of Trustees may prescribe, signed by, or in the name of the Trust by, the Chairman of the Board or the President, and by the Secretary or the Treasurer. Where a certificate is countersigned by a transfer agent and/or registrar other than the Trust or its employees, the signatures of such officers may be facsimiles. There shall be no limit on the number of Shares to be issued. The Shares may be issued for such consideration as the Trustees shall determine, including upon the conversion of convertible debt, or by way of share dividend or share split in the discretion of the Trustees. In addition, solely on a one-time basis to effect the "Reverse Split" in connection with the "Ramco Acquisition," in each case, as defined and described in the Trust's Proxy Statement, dated March 28, 1996, the Trustees may combine outstanding Shares by way of a 1 for 4 reverse share split and provide for the payment of cash in lieu of any fractional interest in a combined Share; and the mechanics authorized by the Trustees to implement any such combination shall be binding upon all Shareholders, holders of convertible debt, optionees and others with any interest in Shares. Shares reacquired by the Trust may be cancelled by action of the Trustees. All Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend, share split, or upon the conversion of convertible debt. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion, exchange or cumulative voting rights of any kind."

     Except as so amended, the Declaration of Trust shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned, being not less than a majority of the Trustees of RPS REALTY TRUST, have each executed this Amendment to the Amended
and Restated Declaration of Trust as of           , 1996.

                                          --------------------------------------
                                          Joel M. Pashcow

                                          --------------------------------------
                                          Herbert Liechtung

                                          --------------------------------------
                                          Arthur Goldberg

                                          --------------------------------------
                                          Edwin J. Glickman

                                          --------------------------------------
                                          Alfred D. Stalford

                                          --------------------------------------
                                          Samuel M. Eisenstat

                                          --------------------------------------
                                          Edward Blumenfeld

                                          --------------------------------------
                                          William A. Rosoff

                                          --------------------------------------
                                          Stephen R. Blank

                                                                       EXHIBIT B

                             1996 SHARE OPTION PLAN

                                       OF

                       RAMCO-GERSHENSON PROPERTIES TRUST

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
SECTION  1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS..................................   B-1
SECTION  2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND
            DETERMINE AWARDS..........................................................   B-3
SECTION  3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.....................   B-4
SECTION  4. ELIGIBILITY...............................................................   B-4
SECTION  5. STOCK OPTIONS.............................................................   B-4
SECTION  6. TAX WITHHOLDING...........................................................   B-8
SECTION  7. TRANSFER, LEAVE OF ABSENCE, ETC...........................................   B-8
SECTION  8. AMENDMENTS AND TERMINATION................................................   B-8
SECTION  9. CHANGE OF CONTROL PROVISIONS..............................................   B-9
SECTION 10. GENERAL PROVISIONS........................................................  B-10
SECTION 11. EFFECTIVE DATE OF PLAN....................................................  B-10
SECTION 12. GOVERNING LAW.............................................................  B-10

                             1996 SHARE OPTION PLAN

                                       OF

                       RAMCO-GERSHENSON PROPERTIES TRUST

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The 1996 Share Option Plan of Ramco-Gershenson Properties Trust (the "Plan") was adopted to encourage and enable the officers and employees of Ramco-Gershenson Properties Trust, a Massachusetts business trust (the "Company"), and the officers and employees of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, (the "Operating Partnership"), Ramco-Gershenson, Inc., a Michigan corporation (the "Management Company"), and their respective Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards" means Stock Options.

     "Board" means the Board of Trustees of the Company.

     "Cause" (a) if an Employee is not subject to a written employment agreement with any Employer, means the occurrence of one or more of the following: (i) an Employee is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on an Employer, as determined by the Board in good faith in its sole discretion, (ii) an Employee engages in a fraudulent act to the material damage or prejudice of an Employer or in conduct or activities materially damaging to the property, business or reputation of an Employer, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by an Employee involving malfeasance or negligence in the performance of the Employee's duties to an Employer to the material detriment of an Employer, as determined by the Board in good faith in its sole discretion, which has not been corrected by the Employee within 30 days after written notice of any such act or omission, (iv) failure by an Employee to comply in any material respect with any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by the Employee within 30 days after written notice of such failure, or (v) material breach by an Employee of his noncompetition agreement with an Employer, if any, as determined by the Board in good faith in its sole discretion or (b) if an Employee is subject to a written employment agreement with any Employer, has the meaning set forth in such employment agreement.

     "Change of Control" (a) if an Employee is not subject to a written employment agreement with any Employer, shall have the meaning set forth in
Section 9 or (b) if any Employee is subject to a written employment agreement with any Employer, has the meaning set forth in such employment agreement.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Company Subsidiary" means any corporation, partnership or other entity (other than the Company) in an unbroken chain beginning with the Company if all of them, in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain; provided, however, that "Company Subsidiary" shall not include the Operating Partnership, the Management Company or any of their Subsidiaries.

     "Declaration of Trust" means the Amended and Restated Declaration of Trust of the Company dated October 14, 1988, as amended.

     "Disability" (a) if an Employee is not subject to a written employment agreement with any Employer, shall mean an Employee's inability to perform his normal required services for the Employer for a period of six consecutive months by reason of the Employee's mental or physical disability, as determined by the Committee in good faith in its sole discretion or (b) if an Employee is subject to a written employment agreement with any Employer, has the meaning set forth in such employment agreement.

     "Disinterested Person" means an Independent Trustee who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

     "Effective Date" has the meaning set forth in Section 11.

     "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of an Employer.

     "Employer" means, as the context may require, the Company, the Operating Partnership, the Management Company and their respective Subsidiaries.

     "Existing Option Plan" means the RPS Realty Trust 1989 Employees' Stock Option Plan, as amended from time to time.

     "Fair Market Value" on any given date means the last reported sale price at which Shares are traded on such date or, if no Shares are traded on such date, the most recent date on which Shares were traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Shares are traded. If the Shares are not listed on any national exchange, the Committee will determine the Fair Market Value.

     "Independent Trustee" means a member of the Board who is not also an Employee of the Trust and who is otherwise a Disinterested Person.

     "Management Company Subsidiary" means any corporation, partnership or other entity (other than the Management Company) in an unbroken chain beginning with the Management Company if all of them, in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 80 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain.

     "OP Units" means units of limited partnership interest of Ramco-Gershenson Properties, L.P., a Delaware limited partnership.

     "Operating Partnership Subsidiary" means any corporation, partnership or other entity (other than the Operating Partnership) in an unbroken chain beginning with the Operating Partnership if all of them, in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain.

     "Option" or "Stock Option" means any option to purchase Shares granted pursuant to Section 5.

     "Predecessor Entities" means Resources Pension Shares 1, Resources Pension Shares 2, Resources Pension Shares 3, Integrated Resources Pension Shares 4, a California limited partnership, Resources Pension Advisory Corp., and/or any of its affiliates, and Ramco-Gershenson, Inc., a Michigan corporation.

     "Ramco Transaction" means the transaction to be effectuated by the Company, the Operating Partnership and Ramco-Gershenson, Inc. and its affiliates pursuant to an Amended and Restated Master Agreement dated as of December 27, 1995 (the "Master Agreement").

     "Retirement" means an Employee's Termination of Employment after attainment of age 55 and completion of 15 years of continuous service to the Company and/or any other Employer and/or any Predecessor Entity as a Trustee or Employee.

     "Share" means the shares of beneficial interest, par value $.10 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Share Ownership Limit" means the restrictions contained in the Company's Declaration of Trust provided that, subject to certain exceptions, no individual shareholder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8 percent of the aggregate number or value of the Company's outstanding shares of beneficial interest.

     "Subsidiary" means a Company Subsidiary, an Operating Partnership Subsidiary or a Management Company Subsidiary.

     "Termination of Employment" means, subject to Section 7, the time when the employee-employer relationship between the Employer and an Employee is terminated for any reason or, if Employee is covered by an employment agreement, the time such employment agreement expires by its terms (provided such Employee does not continue to serve the Employer as an Employee); provided, however, that, if an Employer ceases to qualify as such under the Plan as a result of a sale of shares of beneficial interest or other interests or any similar event, a Termination of Employment of the Employees who were employed by such Employer immediately prior to such cessation shall be deemed to have occurred. Subject to the terms of any written employment agreement between an Employer and an Employee, the Committee, in its sole and absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from Disability or for Cause, and, subject to Section 7, all questions of whether particular leaves of absence shall constitute Terminations of Employment.

     "Trustees' Plan" means the RPS Realty Trust 1989 Trustees' Stock Option Plan, as amended from time to time.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by all of the Independent Trustee members of the Compensation Committee of the Board, or any other committee of not less than two Independent Trustees performing similar functions, as appointed by the Board from time to time. Each member of the Committee shall be a Disinterested Person and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder to the extent applicable.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers and other Employees to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent to which, if any, Stock Options are granted to any one or more participants;

          (iii) to determine the number of Shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(iii), to extend the period in which Stock Options may be exercised; and

          (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall equal the difference between (i) 9 percent of the total number of issued and outstanding shares of Stock (on a fully diluted basis assuming the exchange of all OP Units for Shares) and (ii) the number of Shares subject to options under the Existing Option Plan and the Trustees' Plan, calculated with respect to both clauses (i) and (ii) as of the Effective Date. For purposes of this limitation, the Shares underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the shares of Shares available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying Shares to which the Award related. Subject to such overall limitation and except for the Initial Grants, Shares in respect of Awards granted under the Plan may be issued up to such maximum number; provided, however, that no more than 50,000 Stock Options (plus, if applicable, any Initial Grant for 1996) may be granted to any one individual during any calendar year. The shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

     (b) Dividends, Mergers, etc. In the event of a Share dividend, Share split or similar change in capitalization affecting the Shares, the Committee shall make appropriate adjustments in (i) the number and kind of shares of Stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares.

     (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become Employees as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY

     Participants in the Plan will be the persons listed on Exhibit A and such full- or part-time officers and other key Employees who are responsible for or contribute to the management, growth or profitability of the Company and the other Employers and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.  STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form, and shall be evidenced by such written Option agreement, as the Committee may from time to time approve. Stock Options granted under the Plan shall be non-qualified stock options and are not intended to qualify as "incentive stock options," as defined in Section 422 of the Code.

     (a) Stock Options Granted to Employees. Upon the adoption of the Plan by the Board, and subject to Section 11, the Stock Options set forth on Exhibit A hereto shall be granted (the "Initial Grants"). Thereafter, the Committee in its discretion may grant Stock Options to eligible Employees of the Company or any other Employer.

     Stock Options granted to Employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant; provided that, the exercise price per share for the Shares covered by a Stock Option granted as part of the Initial Grants shall be equal to the OPV (as defined in the Master Agreement) per Share.

          (ii) Grant of Discount Options in Lieu of Cash Bonus. If authorized by the Committee, upon the request of an eligible Employee and with the consent of the Committee, such Employee may elect each calendar year to receive a Stock Option in lieu of a cash bonus to which he may become entitled during the following calendar year pursuant to any other plan of the Company or any other Employer, but only if such Employee makes an irrevocable election to waive receipt of all or a portion of such cash bonus. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days preceding January 1 of the calendar year in which the cash bonus would otherwise be paid. A Stock Option shall be granted to each Employee who makes such an irrevocable election on the date the waived cash bonus would otherwise have been paid; provided, however, that with respect to an Employee who is subject to
     Section 16 of the Act, if such grant date is not at least six months and one day from the date of the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day). The exercise price per share shall be determined by the Committee but shall not be less than 50% of the Fair Market Value of the Shares on the date the Stock Option is granted. The number of Shares subject to the Stock Option shall be determined by dividing the amount of the waived cash bonus by the difference between the Fair Market Value of the Shares on the date the Stock Option is granted and the exercise price per Stock Option. The Stock Option shall be granted for whole number of shares so determined; the value of any fractional share shall be paid in cash. An Employee may revoke his election under this Section 5(a)(ii) on a prospective basis at any time; provided, however, that with respect to an Employee who is subject to
     Section 16 of the Act, such revocation shall only be effective six months and one day following the date of such revocation.

          (iii) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant but shall in no event be longer than 10 years from the date of grant; provided, however, the term of the Initial Grants shall be 10 years from the date the Ramco Transaction is consummated.

          (iv) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that (A) Stock Options granted as part of the Initial Grants shall become vested and exercisable in equal installments on each of the first, second and third anniversaries of the consummation of the Ramco Transaction and (B) Stock Options granted in lieu of a cash bonus shall be exercisable immediately. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (v) Method of Exercise.

          (A) Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Secretary of the Company (or its delegate), specifying the number of shares to be purchased and payment in full of the purchase price. A copy of such notice shall be delivered at the same time to the Operating Partnership if the optionee is an Employee of the Operating Partnership or an Operating Partnership Subsidiary, and to the Management Company if the optionee is an Employee of the Management Company or a Management Company Subsidiary. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option agreement or applicable provisions of laws.

          (B) Payment of the purchase price may be made by one or more of the following methods:

             (1) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (2) In the form of Shares that are not then subject to restrictions under any Employer plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; or

             (3) By the optionee delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver cash or a check acceptable to the Committee to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

             Such payment of the purchase price shall be made to (x) the Secretary of the Company (or its delegate) with respect to an Option of an Employee of the Company or a Company Subsidiary, (y) the Operating Partnership with respect to an Option of an Employee of the Operating Partnership or an Operating Partnership Subsidiary, and (z) the Management Company with respect to an Option of an Employee of the Management Company or a Management Company Subsidiary.

          (C) If the Stock Option being exercised is one granted to an Employee of the Company or a Company Subsidiary, the Company shall sell such Shares to the optionee in return for the purchase price paid to it by the optionee.

          (D) If the Stock Option being exercised is one granted to an Employee of the Operating Partnership or an Operating Partnership Subsidiary, as soon as practicable after the Operating Partnership receives payment of the purchase price pursuant to Section 5(a)(v)(B):

             (1) the Company shall sell to the Operating Partnership and the Operating Partnership shall purchase the number of Shares for which such Option is being exercised for an aggregate purchase price equal to the product of (x) such number of Shares multiplied by (y) the Fair Market Value of a Share on the date of the exercise; and

             (2) the Operating Partnership shall sell such Shares to the optionee in return for the purchase price paid to it by the optionee.

          (E) If the Stock Option being exercised is one granted to an Employee of the Management Company or a Management Company Subsidiary, as soon as practicable after the Management Company receives payment of the purchase price pursuant to Section 5(a)(v)(B):

             (1) the Company shall sell to the Management Company and the Management Company shall purchase the number of Shares for which such Option is being exercised for an aggregate purchase price equal to the product of (x) such number of Shares multiplied by (y) the Fair Market Value of a Share on the date of the exercise; and

             (2) the Management Company shall sell such Shares to the optionee in return for the purchase price paid to it by the optionee.

          (vi) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an Option agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family (i.e., children, grandchildren, or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only parties.

          (vii) Termination of Employment by Reason of Death. Upon an optionee's Termination of Employment by reason of death, any Stock Option held by him shall become fully exercisable and may thereafter be exercised (in whole or in part) by the legal representative or legatee of the optionee, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier, at which time all rights of the optionee's legal representative or legatee in such Stock Option shall terminate.

          (viii) Termination of Employment by Reason of Disability.

          (A) Any Stock Option held by an optionee whose Termination of Employment is by reason of Disability shall become fully exercisable and may thereafter be exercised (in whole or in part), for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such Termination of Employment, or until the expiration of the stated term of the Option, if earlier, at which time all of the optionee's rights in such Stock Option shall terminate.

          (B) Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this Section 5(a)(viii) for the exercise of a Stock Option shall extend such period for six additional months, subject to termination on the expiration of the stated term of the Option, if earlier.

          (ix) Termination of Employment by Reason of Retirement.

          (A) Any Stock Option held by an optionee whose Termination of Employment is by reason of Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of five years (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier, at which time all of the optionee's rights in such Stock Option shall terminate.

          (B) Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this Section 5(a)(ix) for the exercise of a Stock Option shall extend such period for six additional months, subject to termination on the expiration of the stated term of the Option, if earlier.

           (x) Termination of Employment for Cause. If any optionee's Termination of Employment is for Cause, any Stock Option held by such optionee, including any Stock Option that is immediately exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of Termination of Employment or until the expiration of the stated term of the Option, if earlier.

           (xi) Other Termination of Employment. Unless otherwise determined by the Committee, and except as provided in any written employment agreement between the optionee and any Employer if an optionee's Termination of Employment is for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of Termination of Employment, for one year (or such other period as the Committee shall specify at any time) from the date of Termination of Employment or until the expiration of the stated term of the Option, if earlier, at which time all of the optionee's rights in such Stock Option shall terminate.

          (xii) Form of Settlement. Shares issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of Shares in accordance with Section 5(a)(v)(B)(2) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Shares on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of Shares equal to the number delivered to exercise the original Option.

SECTION 6.  TAX WITHHOLDING

     (a) Payment by Participant. The Company and any other Employer shall have the right to require that each optionee shall, no later than the date as of which the value of an Award received thereunder first becomes includible in the gross income of the optionee for Federal income tax purposes, pay to the Company or the Employer, or make arrangements satisfactory to the Company or the Employer regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and the other Employers shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. If withholding is required by the Company or any other Employer, an optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Employer to withhold from Shares to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Employer Shares owned by the optionee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any optionee who is subject to Section 16 of the Act, the following additional restrictions shall apply:

          (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 6(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of revenues of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

          (B) such election shall be irrevocable;

          (C) such election shall be subject to the consent or disapproval of the Committee; and

          (D) the Shares withheld to satisfy tax withholding must pertain to an Award which has been held by the optionee for at least six months from the date of grant of the Award.

SECTION 7.  TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a Termination of Employment:

     (a) a transfer to the employment of another Employer; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Employer, if the Employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 8.  AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. To the extent required by the Act to ensure that Options granted under the Plan are exempt under Rule 16b-3 promulgated under the Act and can qualify as performance-related compensation for purposes of Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company's shareholders.

SECTION 9.  CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 9:

     (a) Each outstanding Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein. Unless provision is made in connection with the Change in Control for the assumption of Stock Options theretofore granted, or the substitution of such Stock Options with new options of the successor entity, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, each optionee who has not had a Termination of Employment holding an outstanding Stock Option shall receive payment from the Company in an amount equal to the excess of the Fair Market Value per share as of the date the Change of Control occurred over the applicable exercise price multiplied by the number of Shares covered by the Stock Option within 30 days after the occurrence of the Change of Control.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Trustees ("Voting Securities") or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

           (ii) persons who, as of the Effective Date of the Plan, constitute the Company's Board of Trustees (the "Incumbent Trustees") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Trustees shall, for purposes of this Plan, be considered an Incumbent Trustee; or

          (iii) the shareholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
     (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40% or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a share split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 10.  GENERAL PROVISIONS

     (a) No Distribution: Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Awards as it deems appropriate.

     (b) Ownership Restrictions.

     No Shares shall be issued pursuant to an Award if, in the sole and absolute discretion of the Committee, such issuance would likely result in any of the following:

           (i) The recipient's ownership of Shares being in violation of the Share Ownership Limit; or

          (ii) Income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

     Notwithstanding any other provision of the Plan, no person shall have any rights under this Plan to acquire Shares which would otherwise be prohibited under the Company's Declaration of Trust.

     (c) Delivery of Stock Certificates. Delivery of share certificates to optionees under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the optionee, at the optionee's last known address on file with the Company.

     (d) Other Compensation Arrangements: No Employment Rights. Nothing contained in this Plan shall prevent the Board or any of the Employers from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any Employee any right to continued employment with the Company or any other Employer.

SECTION 11.  EFFECTIVE DATE OF PLAN

     The Plan shall become effective upon (i) adoption by the Board, (ii) approval by the holders of a majority of the shares of Shares of the Company present or represented and entitled to vote at a meeting of shareholders and
(iii) consummation of the Ramco Transaction (the "Effective Date").

SECTION 12.  GOVERNING LAW

     This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.

                                   EXHIBIT A

                                    EMPLOYEE                               OPTION GRANT
        -----------------------------------------------------------------  ------------
        Dennis Gershenson................................................      24,000
        Bruce Gershenson.................................................      24,000
        Richard Gershenson...............................................      24,000
        Joel Gershenson..................................................      24,000
        Michael A. Ward..................................................      24,000

                                                                      APPENDIX A

                             INFORMATION STATEMENT

                                RPS REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                 March 29, 1996

Dear Shareholder:

     Since 1993, management and the Board of Trustees of RPS Realty Trust ("RPS") have actively pursued opportunities to enable RPS to be transformed from a real estate investment trust (a "REIT") principally engaged in the business of mortgage lending into a shopping center equity REIT. Consistent with this goal, and as previously announced, RPS has entered into an agreement with Ramco-Gershenson, Inc. ("Ramco"), pursuant to which RPS will acquire substantially all of the shopping center properties, as well as the management organization and personnel and business operations, of Ramco and its affiliates. As a condition to this acquisition, and in an effort to complete the transformation of RPS from primarily a mortgage REIT to an equity REIT, RPS has agreed to transfer or otherwise dispose of its mortgage loan portfolio and its interest in two retail properties (which assets will not be consistent with RPS' property portfolio following the closing of such acquisition). As a result, the Board of Trustees of RPS has approved a distribution of one common share of beneficial interest of its newly formed Maryland REIT subsidiary, Atlantic Realty Trust (the "Company"), for every eight shares of beneficial interest of RPS (which, after taking into account the impact of a 1 for 4 reverse split of the shares of RPS, equates to a distribution ratio of one common share of the Company for every two shares of RPS) held by shareholders of record as of the close of business on April 12, 1996 (the "Distribution"). The Distribution will be made on or about April 30, 1996, immediately prior to the consummation of the Ramco acquisition. The Distribution does not require RPS shareholder approval and no such approval is being or will be sought.

     The Company has not engaged in any operations to date. The Company is expected to own eight mortgage loans and two retail properties, as well as cash and certain other assets currently held by RPS, which include a limited partnership interest and furniture, fixtures and equipment. The Company does not intend to make new loans or actively engage in either the mortgage lending or the property acquisition business; instead, the Company intends to reduce to cash or cash equivalents the mortgage loans, real property and other non-cash assets owned by it as soon as practicable after the Distribution (but in no event later than 18 months after the Distribution, subject to possible extension as described in the attached Information Statement) and make a liquidating distribution to its shareholders, or merge or combine operations with another real estate entity, in either case within such period.

     In this regard, Shareholders should note that in connection with the Distribution, the Company will succeed to certain of the assets and liabilities of RPS. Under Maryland law, trustees of a Maryland real estate investment trust, such as the Company, are not personally liable for the obligations of the real estate investment trust, except that trustees will be personally liable for any act constituting bad faith, willful malfeasance, gross negligence or reckless disregard of the trustee's duties, subject to the liability limitation provision in the Company's Declaration of Trust. Under the common law of Massachusetts, which applies to RPS and does not treat a trust as a separate business entity, liabilities of a business trust are technically the liabilities of the trustees individually, to the extent not negated by contract. However, Massachusetts common law and RPS's declaration of trust provide that RPS' trustees are entitled to indemnification from RPS for such liabilities. The potential effect of such distinction is that, under Maryland law, trustees of the Company (except as noted in the first sentence of this paragraph) would not be personally liable for Company liabilities that related to the assets that will be contributed by RPS to the Company, but trustees of RPS would be personally liable for such liabilities to the extent such liabilities exceed RPS's ability to indemnify such trustees.

     Shareholders should note that in connection with the Distribution and pursuant to a tax agreement (the "Tax Agreement") that will be entered into between the Company and RPS, the Company will assume all potential tax liability arising out of the RPS Tax Issues (as defined in the attached Information Statement under "Risk Factors -- Assumption of Potential Tax Liabilities -- Adverse Affect on Ability to Liquidate"). Notwithstanding the fact that the Company has assumed this potential liability, it is a condition of the Distribution that RPS, through a special committee (the "Tax Committee") of the Board of Trustees of RPS, control the settlement and/or disposition of the RPS Tax Issues. Under the Tax Agreement, RPS has been granted broad authority to negotiate a settlement of the RPS Tax Issues with the IRS. It is possible that in connection with the resolution of the RPS Tax Issues, the IRS could disallow certain deductions previously taken by RPS which, in turn, would result in a corresponding increase in RPS' taxable income for the tax years in respect of which such deductions were previously claimed. Since a REIT is required to distribute at least 95% of its REIT taxable income in each year, RPS, in order to preserve its status as a REIT, would in such event declare and pay to its shareholders at that time a so called "deficiency dividend." (A deficiency dividend is a special dividend permitted by the Internal Revenue Code of 1986, as amended, that relates back to the year that a deficiency was determined in order to satisfy the requirement that a REIT distribute at least 95% of taxable income.) Pursuant to the Tax Agreement, any funds needed to pay the deficiency dividend would be provided by the Company (the "Deficiency Dividend Tax Payment"). Accordingly, Shareholders should note that in the event a deficiency dividend is paid under the circumstances described above, this would result in an indirect payment of cash from the Company to the shareholders of RPS at the time the dividend payment is made. As such, the net worth of the Company would be reduced by the amount of the Deficiency Dividend Tax Payment and such tax payment, if made, would inure to the benefit of the shareholders of RPS and not the Company. Therefore, Shareholders should note that the Tax Committee has sole authority to cause a Deficiency Dividend Tax Payment to be made, which payment would benefit the shareholders to whom they owe a fiduciary duty, namely, the shareholders of RPS.

     The attached Information Statement contains important information with respect to Atlantic Realty Trust and the Distribution. We urge you to read it carefully.

                                          Sincerely,

                                          Joel M. Pashcow
                                          Chairman of the Board
                                          and President

                             INFORMATION STATEMENT

                             ATLANTIC REALTY TRUST

                         SHARES OF BENEFICIAL INTEREST

     This Information Statement is being furnished to holders of shares of beneficial interest, par value $.10 per share ("RPS Shares"), of RPS Realty Trust ("RPS") in connection with the distribution (the "Distribution") to such holders of common shares of beneficial interest, par value $.01 per share (the "Shares"), of Atlantic Realty Trust (the "Company").

     The Company is a newly formed subsidiary of RPS which has not engaged in any operations to date. The Company does not intend to actively engage in the mortgage lending or any other business; instead, the Company intends to reduce to cash or cash equivalents its remaining assets as soon as practicable after the Distribution (but not later than 18 months after the Distribution, unless on or before such date the holders of at least two-thirds of the outstanding Shares approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to RPS that has been assumed by the Company has not been satisfactorily resolved) and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, within such period. No assurance can be given however that such objective will be achieved. It is the intention of the Company to seek shareholder approval of an extension of the 18-month term of the Company only in the event the Company is unable to achieve its objectives within such period. See
"Business -- Business Objectives." Because, in connection with the Distribution, the Company will assume certain potential tax liabilities involving RPS, the Company will not liquidate or merge or combine operations with another real estate entity until such claims, if any, are actually resolved. Any extension of the 18-month term of the Company that is attributable thereto will not require a shareholder vote. See "Risk Factors -- Assumption of Potential Tax
Liabilities -- Adverse Affect on Ability to Liquidate, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth," "The Distribution -- Relationship Between RPS and the Company" and
"Business -- Agreements Between the Company and RPS."

     The Shares will be distributed to holders of record of RPS Shares as of the close of business on April 12, 1996 (the "Record Date"). Each such holder will receive one Share for every eight RPS Shares held on the Record Date (which, after taking into account the impact of a 1 for 4 reverse split of the RPS Shares that will occur immediately prior to the Distribution, equates to a distribution ratio of one Share for every two RPS Shares). No consideration will be paid by RPS' shareholders for the Shares. There is no current trading market for the Shares, although a "when issued" market for the Shares may develop after the Record Date. The Shares have been approved, subject to notice of issuance pursuant to the Distribution, on The Nasdaq SmallCap Market under the symbol "ATLRS."
                            ------------------------

 NO SHAREHOLDER APPROVAL OF THE DISTRIBUTION IS REQUIRED OR SOUGHT. WE ARE NOT
      ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR
         HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                  ADEQUACY OF THIS INFORMATION STATEMENT.

     THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE
                SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR
        ENDORSED THE MERITS OF THIS INFORMATION STATEMENT. ANY
                 REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                            ------------------------

           The date of this Information Statement is March 29, 1996.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
SUMMARY...............................................................................    1
RISK FACTORS..........................................................................    5
  Risks of Mortgage Loans.............................................................    5
     Risks of Significant "Problem Loans;" Increased Risk of Need to Foreclose........    5
     Risks Associated with Mortgage Loans Repayable in "Balloon" Payments.............    5
     Risks Associated with Participating Mortgage Loans...............................    5
  Adverse Affect of Finite-Life Status on Sale of Company Assets......................    5
  Assumption of Potential Tax Liabilities.............................................    6
     Adverse Affect on Ability to Liquidate...........................................    6
     Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net
      Worth...........................................................................    6
     No Company Control of Resolution of Potential Tax Liabilities Assumed by the
      Company.........................................................................    7
  Lack of Diversification of Mortgage and Real Estate Portfolio.......................    7
  Real Property Carrying Value Exceeds Appraised Value................................    7
  Dependence on Qualification as a REIT; Federal Income Tax Consequences..............    8
  Roll-Up Transaction Requirements; Adverse Affect on Ability to Merge
     or Combine Operations............................................................    8
  Dependence on Limited Personnel.....................................................    8
  Absence of Public Market for the Shares.............................................    8
  Certain Anti-Takeover Provisions Affecting Transferability of Shares................    9
  General Risks Associated with Commercial Real Estate................................    9
  Adverse Affects of Premature Sale of Short-Term and Temporary Investments...........    9
  Lack of Operating History...........................................................   10
  Majority Rule Binds Non-Consenting Shareholders.....................................   10
  Adverse Affects of High Interest Rates..............................................   10
  Investment Company Act..............................................................   10
INTRODUCTION..........................................................................   11
THE DISTRIBUTION......................................................................   12
  Reasons for the Distribution........................................................   12
  Distribution Agent..................................................................   12
  Manner of Effecting the Distribution................................................   12
  Results of the Distribution.........................................................   13
  Federal Income Tax Consequences of the Distribution.................................   13
  Listing and Trading of the Company's Shares.........................................   14
  Distribution Policy.................................................................   14
  Relationship Between RPS and the Company............................................   15
  Reasons for Furnishing the Information Statement....................................   16
BUSINESS..............................................................................   17
  Business Objectives.................................................................   17
  Description of Company Assets.......................................................   18
     Mortgage Loans...................................................................   18
     Real Properties..................................................................   20
     Limited Partnership Interest.....................................................   21
  Indebtedness........................................................................   22
  Qualification as a REIT.............................................................   22
  Competition.........................................................................   24
  Short-Term and Temporary Investments................................................   24
  Employees...........................................................................   24

                                                                                        PAGE
                                                                                        ----

  Legal Proceedings...................................................................   24
  Agreements Between the Company and RPS..............................................   24
     Assignment, Assumption and Indemnification Agreement.............................   24
     Lease............................................................................   25
     Tax Agreement....................................................................   25
SELECTED FINANCIAL DATA...............................................................   25
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS..........................................................................   26
  Capital Resources and Liquidity.....................................................   26
  Results of Operations...............................................................   27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT........................   29
MANAGEMENT............................................................................   31
  Trustees............................................................................   31
  Executive Officers..................................................................   33
EXECUTIVE COMPENSATION................................................................   33
  Executive Officers..................................................................   33
  Trustees............................................................................   33
DESCRIPTION OF THE COMPANY'S SHARES OF BENEFICIAL INTEREST............................   34
  General.............................................................................   34
  Shares..............................................................................   34
  Excess Shares.......................................................................   35
  Restrictions on Transfer............................................................   35
  Transfer Agent and Registrar........................................................   36
CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE COMPANY'S DECLARATION OF TRUST AND
  BYLAWS..............................................................................   37
  Business Combinations...............................................................   37
  Control Share Acquisitions..........................................................   37
  Amendment to the Declaration of Trust...............................................   38
  Dissolution of the Company..........................................................   38
  Advance Notice of Trustee Nominations and New Business..............................   38
  Anti-takeover Effect of Certain Provisions of Maryland Law and of the
     Declaration of Trust and Bylaws..................................................   39
  Maryland Asset Requirements.........................................................   39
COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE COMPANY AND SHAREHOLDERS OF RPS...........   39
SHARES ELIGIBLE FOR FUTURE SALE.......................................................   42
INDEMNIFICATION OF TRUSTEES AND OFFICERS..............................................   42
INDEPENDENT PUBLIC ACCOUNTANTS........................................................   43
ADDITIONAL INFORMATION................................................................   43
INDEX TO FINANCIAL STATEMENTS.........................................................  F-1

                                    SUMMARY

     This summary is qualified by the more detailed information set forth elsewhere in this Information Statement which should be read in its entirety. Capitalized terms used but not defined in this Summary are defined elsewhere in this Information Statement.

Distributing Company.......  RPS Realty Trust ("RPS"). References herein to RPS include its consolidated subsidiaries except where the context otherwise requires and shall mean Ramco-Gershenson Properties Trust, which RPS will adopt as its new name upon consummation of the acquisition by RPS of substantially all of the real estate assets, as well as the management organization and personnel and business operations of Ramco-Gershenson, Inc. ("Ramco") and its affiliates (the "Ramco Acquisition").

Distributed Company........  Atlantic Realty Trust, a Maryland real estate investment trust (the "Company"), which is expected to own eight mortgage loans and two retail properties, as well as a limited partnership interest, furniture, fixtures and equipment and cash (collectively, the "Company Assets") currently owned by RPS. See "Business -- Description of Company Assets" and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Capital Resources and Liquidity."

Risk Factors...............  For a discussion of certain risk factors relating to the Company and the Distribution, see "Risk Factors" immediately following this Summary.

Duration of the Company....  Pursuant to the Company's Amended and Restated
                             Declaration of Trust (the "Declaration of Trust"), the Company shall continue for a period of 18 months from the Distribution Date, during which time it shall reduce to cash or cash equivalents the Company Assets and either (i) make a liquidating distribution to its shareholders or
                             (ii) agree to merge or combine operations with another real estate entity, in either case, as soon as practicable following the Distribution and within such 18-month period (unless on or before the expiration of such 18-month period the holders of at least two-thirds of the outstanding Shares approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to RPS that has been assumed by the Company has not been satisfactorily resolved). It is the intention of the Company to seek shareholder approval of the extension of the Company's 18-month duration only in the event the Company is unable to achieve its objectives within such period. If the Company enters into a definitive merger or business combination agreement with another real estate entity prior to the expiration of such 18-month period, the Company shall continue automatically until the earlier of (i) the closing of such merger or business combination and (ii) the termination of any definitive agreement relating thereto. The stated 18-month duration of the Company, as such period may or may not be extended as described herein, is sometimes referred to in this Information Statement as the "Term." See
                             "Business -- Business Objectives," "Risk
                             Factors -- Assumption of Potential Tax
                             Liabilities -- Adverse Affect on Ability to
                             Liquidate, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the
                             Company, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth," "The Distribution -- Relationship Between RPS and the Company" and "Business -- Agreements Between the Company and RPS."

Distribution Ratio.........  One Share for every eight RPS Shares held on the
                             Record Date (which, after taking into account the impact of a 1 for 4 reverse split of the RPS Shares that will occur immediately prior to the Distribution (the "Reverse Split"), equates to a distribution ratio of one Share for every two RPS Shares).

Securities to be
Distributed................  3,561,552 Shares, based on 7,123,105 RPS Shares outstanding on March 15, 1996 (after taking into account the impact of the Reverse Split). The Shares to be distributed will constitute all of the outstanding Shares of the Company immediately after the Distribution, except for any fractional Shares which may result from the Reverse Split or the distribution ratio. The Company will not issue fractional Shares, but will instead distribute cash to any shareholders owning fractional Shares in redemption thereof. See "The Distribution -- Manner of Effecting the Distribution."

Record Date................  The close of business on April 12, 1996.

Distribution Date..........  On or about April 30, 1996, which date shall be a date immediately prior to the closing of the Ramco Acquisition. The Distribution Agent will mail Share certificates commencing on or about the Distribution Date.

Tax Consequences...........  Although the Distribution will be a taxable transaction to RPS shareholders for federal income tax purposes, it is anticipated that RPS shareholders will recognize little, if any, gain. See "The Distribution -- Federal Income Tax Consequences of the Distribution."

Trading Market and
Symbol.....................  The Shares have been approved, subject to notice of issuance pursuant to the Distribution, for inclusion on The Nasdaq SmallCap Market under the symbol "ATLRS."

Distribution Agent,
Transfer Agent and
Registrar for the Shares...  American Stock Transfer & Trust Company.

Reasons for the
Distribution...............  Together with the Ramco Acquisition, the
                             Distribution will permit RPS to complete its previously announced intention to become a fully integrated real estate investment trust ("REIT") principally engaged in the business of owning, managing, leasing, developing, redeveloping and acquiring shopping center properties. RPS is undertaking the Distribution, rather than disposing of the Company Assets itself, because Ramco was unwilling to consummate the Ramco Acquisition if those assets remained in RPS. Ramco was concerned
                             (i) that the trading price of the RPS Shares would be adversely affected if RPS was perceived in the market as a hybrid mortgage and equity REIT and
                             (ii) it would be difficult to value the mortgage loans for purposes of determining the allocation of interest in the operating partnership (that was formed for the purpose of effectuating the Ramco Acquisition) between RPS and affiliates of Ramco. In addition, RPS did not believe it could maximize value for the Company Assets if it attempted to dispose of those assets on a bulk basis prior to the closing of the Ramco Acquisition. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- The Master Agreement -- The Transaction" in the Proxy Statement of which this Information Statement is a part. The Company and RPS believe that the systematic disposition of the Company Assets over time to strategic buyers will achieve a premium value for those assets over the value that could be achieved in a bulk disposition.

Required Approvals.........  The Distribution has been approved by the Board of
                             Trustees of RPS. No shareholder or other approval is required in connection with the Distribution.

Relationship with RPS after
the Distribution...........  RPS will have no share ownership interest in the
                             Company after the Distribution. The Company and RPS have entered into several agreements, however, for the purpose of giving effect to the Distribution and defining their ongoing relationships, including agreements providing for the transfer of the Company Assets to the Company, the assumption of certain liabilities of RPS relating to the Company Assets upon the Distribution and indemnification by RPS of the Company against liabilities, litigation and claims arising out of or relating to all RPS assets not transferred to the Company, and by the Company of RPS against liabilities, litigation and claims arising out of or relating to the Company Assets. In addition, the Company has agreed to assume certain potential tax liabilities involving RPS. Joel M. Pashcow, Herbert Liechtung, Stephen R. Blank, Edward Blumenfeld, Samuel M. Eisenstat, Edwin J. Glickman, Arthur H. Goldberg, William A. Rosoff, and Alfred D. Stalford, all of the current trustees of RPS, will be trustees of the Company after the Distribution, Joel M. Pashcow, the current Chairman and President of RPS, will be Chairman and President of the Company after the Distribution, and Edwin R. Frankel, the current Treasurer and Senior Vice President of RPS, will be Executive Vice President, Chief Financial Officer and Secretary of the Company after the Distribution. See "The Distribution -- Relationship Between RPS and the Company." Executive officers, trustees and affiliates of RPS who own RPS Shares on the Record Date will be issued Shares in the Distribution based on the same distribution rate applicable to all other shareholders. It is expected that, immediately following the Distribution, the executive officers and trustees of the Company will beneficially own Shares in the Company as follows: Joel M. Pashcow (93,154), Herbert Liechtung (47,280), Stephen R. Blank (981), Edward Blumenfeld (125), Samuel M. Eisenstat (125), Edwin J. Glickman (0), Arthur H. Goldberg (24,487), William A. Rosoff (2,400), Alfred D. Stalford
                             (500), and Edwin R. Frankel (0). See "Security Ownership of Certain Beneficial Owners and Management."

REIT Status................  The Company intends to qualify as a REIT for federal income tax purposes. See
                             "Business -- Qualification as a REIT."

Business Objectives........  The Company intends to reduce to cash or cash equivalents the Company Assets as soon as practicable after the Distribution and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, prior to the expiration of the Term. No assurance can be given however that such objective will be achieved. Because the Company has adopted a policy not to re-invest sales proceeds in additional mortgage loans on real estate (except to the extent necessary to satisfy applicable REIT requirements), a merger or other business combination involving the Company and another real estate entity may constitute a "roll-up transaction" under applicable securities laws. In such case, the Company would be required to comply with the heightened disclosure rules as well as special rules relating to the proxy solicitation process and the listing of the securities of the surviving company on any securities exchange or on Nasdaq. As such, application of the roll-up rules to a merger or other business combination involving the Company could delay, defer or prevent such a transaction from occurring. See "Business -- Business Objectives." Because, in connection with the Distribution, the Company will assume certain potential tax liabilities involving RPS, the Company will not liquidate or merge or combine operations with another real estate entity until such claims, if any, are satisfactorily resolved. As discussed above, any extension of the 18-month term of the Company that is attributable thereto will not require a shareholder vote. See "Risk Factors -- Assumption of Potential Tax
                             Liabilities -- Adverse Affect on Ability to
                             Liquidate, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the
                             Company, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth," "The Distribution -- Relationship Between RPS and the Company," and "Business -- Agreements Between the Company and RPS."

                                  RISK FACTORS

RISKS OF MORTGAGE LOANS

     Risks of Significant "Problem Loans;" Increased Risk of Need to Foreclose. The Company's mortgage loans are subject to the risk of a default by the borrower and the need of the Company to foreclose on the underlying property or restructure the mortgage loan in order to protect its investment. As of December 31, 1995, six of the Company's mortgage loans, constituting approximately 81% of the Company Assets, were in arrears or considered to be "problem loans," including one loan, constituting approximately 1% of the Company Assets, which has matured and currently is in default. See "Business -- Description of Company Assets." The Company's nonperforming or problem loans will likely be valued in the marketplace at a discount from par and their nonperforming or problem status increases the Company's risk that it will need to foreclose on the underlying property or restructure those mortgage loans to protect the Company's investment. See Note 2(g) of Notes to Combined Financial Statements. In general, the Company's mortgage loans are not personal obligations of the borrowers, and the Company relies solely on the value of the property for its security. The borrower's ability to make payments due under the mortgage loan and the amount the Company may realize upon default, including bankruptcy of the borrower, will be dependent upon the value of the underlying collateral which, in turn, is dependent on risks generally associated with real estate investments, many of which are beyond the control of the Company. No assurance can be given that, in the case of a default and foreclosure, the value of the underlying collateral that the Company may receive will be sufficient to satisfy the full obligation of the borrower to the Company or, in the case of a restructuring of any of the Company's "problem loans," that the Company will be able to do so on terms that are as favorable to the Company as the current terms of any such loan. See
"-- General Risks Associated with Commercial Real Estate" below.

     Risks Associated with Mortgage Loans Repayable in "Balloon" Payments. The principal and accrued interest under certain of the Company's mortgage loans are repayable in lump-sum "balloon" payments. Accordingly, the borrower's ability to make such payments may be dependent upon its ability to sell the property or obtain refinancing at the time the balloon payment is due, of which there can be no assurance. In the event of a default under such an obligation, the Company may be required to make a substantial investment in improvements or repairs to maximize the property's investment potential which may have an adverse effect on the amount of the liquidating distribution Shareholders could expect to receive from the Company. In addition, the accrued interest components of mortgage loans, if any, would result in recognition of taxable income by the Company in the year of such accrual without any corresponding cash payments (until maturity or prepayment).

     Risks Associated with Participating Mortgage Loans. Certain of the Company's mortgage loans are participating mortgage loans which provide for basic interest as well as a share in the increase in gross revenues from the underlying property and/or in the appreciation of the underlying property. The value of any participation depends upon future increases in either revenues from, or the value of, the underlying property and on the factors inherent in any real estate investment. Accordingly, there can be no assurance that any amounts will be realized from the Company's participation. It is possible that as a result of the Company's interest in the gross rents or proceeds from a sale, financing or refinancing of the property, a court may treat the Company as a partner or joint venturer with the borrower. Such a finding could create a risk of liability to third parties, cause the Company to lose the priority that its security interest would otherwise have given it in such situations and/or cause the income therefrom not to constitute REIT-Qualifying Income (as defined in the Internal Revenue Code of 1986, as amended (the "Code")).

ADVERSE AFFECT OF FINITE-LIFE STATUS ON SALE OF COMPANY ASSETS

     Pursuant to the Company's stated business objectives, the Company intends to reduce to cash or cash equivalents the Company Assets as soon as practicable following the Distribution and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, prior to the expiration of the Term. In seeking to achieve this objective, the Company may be faced with opportunities to dispose of the Company Assets at prices which are less than the Company would expect to achieve if it intended to continue its business indefinitely. As described below under

"Business -- Business Objectives," if the Company is not able to achieve its objectives within 18 months, it may, by the vote of the holders of at least two-thirds of the outstanding Shares, extend the period during which it is required to liquidate its assets beyond 18 months. Nevertheless, borrowers under the Company's existing mortgage loans and other third parties who may consider acquiring the Company Assets will be aware of the 18-month deadline, and may take this factor into account in their dealings with the Company. In the event that at the end of such 18-month period the Company has not achieved its objectives, and the shareholders of the Company have not approved an extension of such date (or such date is not automatically extended without a shareholder vote because an unresolved tax claim that has been assumed by the Company has been asserted against RPS (see "Business -- Business Objectives"), the Company's Trustees will appoint an independent third party to liquidate the Company's remaining assets. Shareholders of the Company will not have an opportunity to approve the appointment of such an independent party and no assurance can be given that the independent party will be able to dispose of the Company Assets at prices which are as favorable as the Company would expect to receive if the Company's management negotiated such disposition or if the Company intended to continue its business indefinitely. However, in the event that prior to the end of such 18-month period, the Company has entered into a definitive merger or business combination agreement with another real estate entity, the Company shall continue automatically until the earlier of (i) the closing of such merger or business combination and (ii) the termination of any definitive agreement relating thereto. See "Business -- Business Objectives."

ASSUMPTION OF POTENTIAL TAX LIABILITIES

     Adverse Affect on Ability to Liquidate. During the third quarter of 1994, RPS held more than 25% of the value of its gross assets in Treasury Bill reverse repurchase obligations ("Reverse Repos") which the United States Internal Revenue Service (the "IRS") may view as a non-qualifying asset for purposes of satisfying an asset qualification test applicable to REITs, based on a Revenue Ruling published in 1977 (the "Asset Issue"). RPS has requested that the IRS enter into a closing agreement with RPS that the Asset Issue will not impact RPS' status as a REIT. The IRS has deferred any action relating to the Asset Issue pending the further examination of RPS' 1991-1994 tax returns (the "RPS Audit," and together with the Asset Issue, the "RPS Tax Issues"). Based on developments in the law which occurred since 1977, RPS' counsel, Battle Fowler LLP, has provided to RPS a legal opinion that RPS' investment in Treasury Bill repurchase obligations would not adversely affect its REIT status. However, such opinion is not binding upon the IRS. See "Business -- Qualification as a REIT." In connection with the Distribution, the Company will assume all tax liability arising out of the RPS Tax Issues. See "Business -- Agreements Between the Company and RPS -- Tax Agreement." In connection with the assumption of such potential liabilities, the Company and RPS will enter into a tax agreement (the "Tax Agreement") which provides that RPS (through a special committee (the "Tax Committee") of its Continuing Trustees, except for Robert A. Meister (as that term is defined in the Proxy Statement of which this Information Statement is a part)), and not the Company, will control, conduct and effect the settlement of any tax claims against RPS relating to the RPS Tax Issues. Accordingly, the Company will not have any control as to the timing of the resolution or disposition of any such claims and no assurance can be given that the resolution or disposition of any such claims will be on terms or conditions as favorable to the Company as if they were resolved or disposed of by the Company. If the IRS were to prevail with respect to one or more of the issues it raises, a substantial tax liability could result, which liability would be an obligation of the Company and would have a material adverse affect on the Company's financial condition. In addition, the Company will not liquidate or merge or combine operations with another real estate entity until such issues are satisfactorily resolved. Any extension of the 18-month term of the Company that is attributable thereto will not require a shareholder vote. See
"Business -- Business Objectives." RPS has received certain opinions of counsel to the effect that RPS will be treated as a REIT for federal income tax purposes. See "Business -- Qualification as a REIT." If, notwithstanding these opinions of counsel, the IRS were to successfully challenge the status of RPS as a REIT, the status of the Company as a REIT could be adversely affected. See
"-- Dependence on Qualification as a REIT; Federal Income Tax Consequences."

     Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth. As discussed above under "-- Adverse Affect on Ability to Liquidate," in connection with the Distribution and pursuant to the Tax Agreement, the Company will assume all potential tax liability arising out of the RPS Tax

Issues. Notwithstanding the fact that the Company has assumed this potential liability, it is a condition of the Distribution that RPS, through the Tax Committee, control the settlement and/or disposition of the RPS Tax Issues. Under the Tax Agreement, RPS has been granted broad authority to negotiate a settlement of the RPS Tax Issues with the IRS. It is possible that in connection with the resolution of the RPS Tax Issues, the IRS could disallow certain deductions previously taken by RPS which, in turn, would result in a corresponding increase in RPS' taxable income for the tax years in respect of which such deductions were previously claimed. Since a REIT is required to distribute at least 95% of its REIT taxable income in each year, RPS, in order to preserve its status as a REIT, would in such event declare and pay to its shareholders at that time a so called "deficiency dividend." (A deficiency dividend is a special dividend permitted by the Code that relates back to the year that a deficiency was determined in order to satisfy the requirement that a REIT distribute at least 95% of taxable income.) Pursuant to the Tax Agreement, any funds needed to pay the deficiency dividend would be provided by the Company (the "Deficiency Dividend Tax Payment"). Accordingly, Shareholders should note that in the event a deficiency dividend is paid under the circumstances described above, this would result in an indirect payment of cash from the Company to the shareholders of RPS at the time the dividend payment is made. As such, the net worth of the Company would be reduced by the amount of the Deficiency Dividend Tax Payment and such tax payment, if made, would inure to the benefit of the shareholders of RPS and not the Company. Therefore, Shareholders should note that the Tax Committee has sole authority to cause a Deficiency Dividend Tax Payment to be made, which payment would benefit the shareholders to whom they owe a fiduciary duty, namely, the shareholders of RPS.

     No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company. In connection with the Company's assumption of all tax liability arising out of the RPS Tax Issues as discussed above under "-- Adverse Affect on Ability to Liquidate," RPS and the Company will enter into a tax agreement which provides that RPS (through the Tax Committee), and not the Company, will have the right to control, conduct and effect the settlement of any tax claims arising out of the RPS Tax Issues. Because the trustees of RPS owe no duties to the Company's shareholders, including to act in their best interests, no assurance can be given that the resolution or disposition of any such tax claims will be on terms or conditions as favorable to the Company as if they were resolved or disposed of by the Company, and not RPS. See "Business -- Agreements Between the Company and RPS -- Tax Agreement."

LACK OF DIVERSIFICATION OF MORTGAGE AND REAL ESTATE PORTFOLIO

     The Company will hold a limited portfolio of participating mortgage loans (of which six are considered to be problem loans) and two retail properties. In addition, the Company does not expect to acquire additional mortgage loans or properties, although the Company may in the course of its business acquire real property subject to an existing mortgage loan pursuant to a workout, foreclosure, deed in lieu of foreclosure, or bankruptcy proceeding. Accordingly, adverse developments relating to a limited number of the Company's assets will have a greater negative impact on the Company's operations than would have been the case were the Company's assets more diversified.

REAL PROPERTY CARRYING VALUE EXCEEDS APPRAISED VALUE

     An appraisal received for the Norgate property valued the property, as of August 1, 1994, at $3,900,000, which is approximately $528,000 less than its December 31, 1995 carrying value. No assurance can be given that the Company will be able to realize the carrying value of this property through future operations and the eventual disposition thereof given the expected 18-month term of the Company. RPS has, however, signed a non-binding letter of intent for the sale of this property at a purchase price in excess of the appraised value. The sale is subject to the negotiation and execution of a definitive purchase agreement and the satisfactory completion by the purchaser of a due diligence review. No assurance can be given that a definitive purchase agreement will be entered into or that the proposed sale will be consummated. See
"Business -- Business Objectives and -- Description of Company Assets -- Real Properties."

DEPENDENCE ON QUALIFICATION AS A REIT; FEDERAL INCOME TAX CONSEQUENCES

     The Company intends to operate in a manner that will enable it to qualify as a REIT for federal income tax purposes. Based on various assumptions relating to the organization and operation of the Company and representations made by the Company as to certain factual matters, Battle Fowler LLP, counsel to the Company, has opined that the Company will qualify to be taxed as a REIT. See "Business -- Qualification as a REIT." Qualification as a REIT, however, depends on the ability of the Company to meet the requirements of the Code on a continuing basis. Although the Company expects that it will satisfy such requirements, no assurances can be given that the Company will satisfy or continue to satisfy such requirements. If the Company so qualifies, amounts paid by the Company as distributions to its shareholders will not be subject to corporate income taxes. For any year in which the Company does not meet the requirements for electing to be taxed as a REIT, it will be taxed as a corporation and distributions to shareholders would not be deductible by the Company in computing its taxable income. Furthermore, in such event the Company would not be eligible to re-elect to be taxed as a REIT for five taxable years (including the year of disqualification). Under certain other circumstances, if the Company failed to meet certain REIT qualification rules and tests, such as, the failure to have at least 75% of its income be derived from interests in real estate and certain other sources, but which failure is due to reasonable cause and not willful neglect, the Company would notwithstanding such failure continue to qualify as a REIT, but the Company could be required to pay interest, taxes and/or certain nondeductible penalties. The payment of any tax, interest or penalties by the Company would reduce cash available for distribution and could require the Company to borrow additional funds or to accelerate the liquidation of certain of its investments. Finally, because the Company intends to reduce the Company Assets to cash or cash equivalents, the Company may be required to invest such cash in lower yielding assets so as to satisfy the asset and/or income tests of the REIT requirements of the Code. RPS has received certain opinions of counsel to the effect that RPS will be treated as a REIT for federal income tax purposes. If, notwithstanding these opinions of counsel, the IRS were to successfully challenge the status of RPS as a REIT, the status of the Company as a REIT could be adversely affected. See "Business -- Qualification as a REIT."

ROLL-UP TRANSACTION REQUIREMENTS; ADVERSE AFFECT ON ABILITY TO MERGE OR COMBINE OPERATIONS

     Because the Company has adopted a policy not to re-invest sales proceeds in additional mortgage loans on real estate (except to the extent necessary to satisfy applicable REIT requirements), a merger or other business combination involving the Company and another real estate entity may constitute a "roll-up transaction" under applicable securities laws. In such case, the Company would be required to comply with the heightened disclosure rules as well as special rules relating to the proxy solicitation process and the listing of the securities of the surviving company on any securities exchange or on Nasdaq. As such, application of the roll-up rules to a merger or other business combination involving the Company could delay, defer or prevent such a transaction from occurring.

DEPENDENCE ON LIMITED PERSONNEL

     Given the Company's limited business objectives, the Company is expected to have five or fewer employees. As a result, the Company's ability to take certain actions, including acquiring the properties underlying the mortgage loans on foreclosure, may be limited and the Company may need to engage third parties to assist it in its pursuit of its business objectives or may have to seek less favorable alternative transactions, which may adversely affect the Company's cash flow and its ability to maximize the value of the Company Assets. In addition, Joel M. Pashcow, the Company's Chairman and President, will receive no cash compensation for serving as an executive officer of the Company and is not employed pursuant to an employment agreement. Accordingly, no assurance can be given that Mr. Pashcow will continue to serve in such capacity for the expected Term of the Company.

ABSENCE OF PUBLIC MARKET FOR THE SHARES

     There is not currently a public market for the Shares and there can be no assurance that an active trading market for the Shares will develop or be sustained. Prices at which such Shares may trade prior to the

Distribution on a "when-issued" basis or after the Distribution cannot be predicted, and may be substantially below the Company's net asset value on a per Share basis. The prices at which the Shares trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for the Shares, investor perception of the Company's ability to timely liquidate its assets for fair consideration, the status of RPS' audit with the IRS, and general economic and market conditions. See "The Distribution -- Listing and Trading of the Company's Shares."

CERTAIN ANTI-TAKEOVER PROVISIONS AFFECTING TRANSFERABILITY OF SHARES

     Provisions of the Company's Declaration of Trust are designed to prevent a concentration of ownership of the Company which might jeopardize its qualification as a REIT under the Code, including a restriction on the ownership of more than 9.8% of the outstanding Shares (in value or number) by any person or group, unless the Board of Trustees of the Company has determined that such ownership will not jeopardize the Company's status as a REIT. These provisions of the Company's Declaration of Trust, certain other provisions of the Declaration of Trust regarding classification of the board of trustees and removal of trustees, the advance notice provisions of the Company's Amended and Restated Bylaws (the "Bylaws"), and the provisions of applicable Maryland law containing business combination and control share restrictions, may inhibit market activity and the resulting opportunity for the Company's shareholders to receive a premium that might otherwise exist, including by having anti-takeover effects. See "Description of the Company's Shares of Beneficial Interest."

GENERAL RISKS ASSOCIATED WITH COMMERCIAL REAL ESTATE

     The Company is subject to the risks inherent in the ownership of commercial properties, including, without limitation, fluctuations in occupancy rates and operating expenses, variations in rental schedules, the character of the tenancy and the possible effect on the cash flow from a property if its tenants incur financial difficulties. Such events may, in turn, be adversely affected by general and local economic conditions, interest rate levels, the availability of financing, the supply of and demand for properties of the types in which the Company invests, environmental laws and regulations, zoning laws, federal and local rent controls, other laws and regulations and real property tax rates. Certain expenditures associated with real estate equity investments (principally real estate taxes and maintenance costs) are not necessarily decreased by events adversely affecting the Company's income from such investments. Thus, the cost of operating a property may exceed the rental income earned thereon, and the Company may have to advance funds in order to protect its investment or may be required to dispose of the property at a loss. For these and other reasons, no assurance of profitable operations can be made.

ADVERSE AFFECTS OF PREMATURE SALE OF SHORT-TERM AND TEMPORARY INVESTMENTS

     Pending the distribution of the net proceeds from the sale of the Company Assets to shareholders or the merger or business combination of the Company with another real estate entity, the Company expects that it will invest substantially all its available funds in short-term or temporary investments such as pass-through mortgage-backed certificates, mortgage participation certificates and mortgage-backed securities (or similar investment products), all or some of which may be guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). These investments will be made to the extent necessary to maintain the Company's status as a REIT. The Company views short-term investments as those with a maturity date which is less than one year, and temporary investments as those that are not permanent and can easily be converted to cash. The Company expects that it will dispose of these investments for the purpose of making a liquidating distribution to its shareholders or effectuating a merger or business combination with another real estate entity prior to the expiration of the Term. To the extent interest rates rise between the date the Company acquires and disposes of such fixed rate investments, a loss of principal may be incurred.

LACK OF OPERATING HISTORY

     The Company is a newly formed REIT with no operating history. In addition, the Company's management is not identical to the former RPS management that managed the Company Assets, and the Company's business and investment objectives differ from those of RPS. Accordingly, there can be no assurance that the Company will achieve its stated objectives.

MAJORITY RULE BINDS NON-CONSENTING SHAREHOLDERS

     A majority in interest of the shareholders may take certain actions that would be binding on all nonconsenting shareholders. For example, although the continuation of the business of the Company beyond 18 months after the Distribution pursuant to a shareholder vote would require the affirmative vote of the holders of at least two-thirds of the Company's outstanding shares, certain mergers or business combinations involving the Company would require the approval of only a majority in interest of the shareholders. See
"Business -- Business Objectives."

ADVERSE AFFECTS OF HIGH INTEREST RATES

     The trading price of the Shares may be affected by prevailing market interest rates, including (i) in periods of high interest rates, that the Shares may be less attractive than alternative investments of equal or lower risk, and
(ii) that high interest rates may have a negative effect on the value of the Company Assets.

INVESTMENT COMPANY ACT

     The Company intends to conduct its business so as not to become regulated as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result, the Company may be limited in the types of assets it may acquire upon the disposition of the Company Assets. The Company will monitor its portfolio so as to ensure that it will not be deemed an investment company or that it will qualify for an exemption under the Investment Company Act. If it were determined that the Company were not exempt from the Investment Company Act, the Company would likely be required to liquidate or register as an investment company.

                                  INTRODUCTION

     The Board of Trustees of RPS has declared a distribution payable to the holders of record of the RPS Shares, as of the close of business on the Record Date, of one Share for every eight RPS Shares held on the Record Date (which, after taking into account the impact of the Reverse Split that will occur immediately prior to the Distribution, equates to a distribution ratio of one Share for every two RPS Shares). As a result of the Distribution, all of the outstanding Shares will be distributed to the RPS shareholders and the Company will operate as an independent public company.

     The Company is a newly-formed subsidiary of RPS which has not engaged in any operations to date. The Company is expected to own eight mortgage loans and two retail properties, as well as a 20% limited partnership interest in a limited partnership that owns an 18-story building (see Note 3(d) to the Financial Statements), furniture, fixtures and equipment and cash (collectively, the "Company Assets") currently held by RPS. The Company does not intend to actively engage in the mortgage lending or any other business; instead, the Company intends to reduce to cash or cash equivalents the Company Assets as soon as practicable after the Distribution and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in each case, prior to the expiration of the Term. No assurance can be given however that such objective will be achieved. See "Business -- Business Objectives." Because the Company has adopted a policy not to re-invest sales proceeds in additional mortgage loans on real estate (except to the extent necessary to satisfy applicable REIT requirements), a merger or other business combination involving the Company and another real estate entity may constitute a "roll-up transaction" under applicable securities laws. In such case, the Company would be required to comply with the heightened disclosure rules as well as special rules relating to the proxy solicitation process and the listing of the securities of the surviving company on any securities exchange or on Nasdaq. As such, application of the roll-up rules to a merger or other business combination involving the Company could delay, defer or prevent such a transaction from occurring. Because, in connection with the Distribution, the Company will assume certain potential tax liabilities involving RPS, the Company will not liquidate or merge or combine operations with another real estate entity until such claims, if any, are satisfactorily resolved. Any extension of the 18-month term of the Company that is attributable thereto will not require a shareholder vote. See "Risk Factors -- Assumption of Potential Tax Liabilities -- Adverse Affect on Ability to Liquidate, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth," "The Distribution -- Relationship Between RPS and the Company" and "Business -- Agreements Between the Company and RPS."

     The Company's principal executive offices are located at 747 Third Avenue, New York, New York 10017, and its telephone number is (212) 355-1255.

                                THE DISTRIBUTION

REASONS FOR THE DISTRIBUTION

     RPS is currently engaged in (a) the business of managing an eight-mortgage loan portfolio, which is comprised in part by participating mortgage loans which provide for, in addition to payment of interest, arrangements permitting RPS to share in increases in gross revenues from and/or the appreciation of the underlying properties and (b) through its wholly-owned subsidiaries, owning and operating eight properties, each of which was subject to mortgages held by RPS, which properties typically were acquired by RPS as a result of negotiations with certain of RPS' borrowers and/or in connection with (or in lieu of) foreclosure proceedings. These property acquisitions were made pursuant to the authorization of the Board of Trustees of RPS (the "RPS Board"), in 1991, that RPS commence making direct and indirect investments in real property; this authorization was in response to a decline in the national real estate market and an increase in the number of "problem" (i.e., non-performing or under-performing) loans in the RPS mortgage portfolio.

     In 1993, the RPS Board determined that shareholder value would be maximized if RPS were to transform itself from a REIT principally engaged in the business of mortgage lending into an equity REIT, primarily engaged in the operation and development of real properties. As a result, RPS announced its intention to acquire equity interests in real properties, other than in connection with foreclosure proceedings or as a result of negotiated transactions with its borrowers, in an effort to accelerate the transformation of the RPS portfolio from mortgages and into equity investments.

     As of December 27, 1995, RPS, Ramco-Gershenson, Inc., a Michigan corporation ("Ramco"), and its affiliates entered into an Amended and Restated Master Agreement relating to the acquisition by RPS of substantially all of the real estate assets, as well as the management organization, personnel and business operations, of Ramco and its affiliates (the "Ramco Acquisition").

     As a condition to the Ramco Acquisition, and in an effort to complete the transformation of RPS from primarily a mortgage REIT to an equity REIT, RPS has agreed to transfer or otherwise dispose of the Company Assets. Accordingly, simultaneously with the consummation of the Ramco Acquisition, RPS will transfer the Company Assets to the Company in exchange for Shares of the Company and will thereafter effectuate the Distribution. RPS is undertaking the Distribution, rather than disposing of the Company Assets itself, because Ramco was unwilling to consummate the Ramco Acquisition if those assets remained in RPS. Ramco was concerned (i) that the trading price of the RPS Shares would be adversely affected if RPS was perceived in the market as a hybrid mortgage and equity REIT and (ii) it would be difficult to value the mortgage loans for purposes of determining the allocation of interest in the operating partnership (that was formed for the purpose of effectuating the Ramco Acquisition) between RPS and affiliates of Ramco. In addition, RPS did not believe it could maximize value for the Company Assets if it attempted to dispose of these assets on a bulk basis prior to the closing of the Ramco Acquisition. See "PROPOSAL 1 -- THE RAMCO ACQUISITION PROPOSAL -- The Master Agreement -- The Transaction" in the Proxy Statement of which this Information Statement is a part. The Company and RPS believe that the systematic disposition of the Company Assets over time to strategic buyers will achieve a premium value for those assets over the value that could be achieved in a bulk disposition.

DISTRIBUTION AGENT

     The distribution agent ("the Distribution Agent") is American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

MANNER OF EFFECTING THE DISTRIBUTION

     The Distribution will be made on or about the Distribution Date to shareholders of record of RPS at the close of business on the Record Date. Prior to the Distribution Date, RPS will deliver all of the outstanding Shares to the Distribution Agent for distribution, except for any fractional Shares, which are discussed below. The Distribution Agent will mail, beginning on or about the Distribution Date, certificates representing the Shares to RPS shareholders of record on the Record Date. Each RPS shareholder will receive one Share for every eight RPS Shares held on the Record Date (which, after taking into account the impact of the Reverse Split that will occur immediately prior to the Distribution, equates to a distribution ratio of one Share for every two RPS Shares). RPS shareholders will not be required to pay for the Shares received in the Distribution, or to surrender or exchange RPS Shares in order to receive Shares of the Company. No vote of RPS shareholders is required or sought in connection with the Distribution, and RPS shareholders have no appraisal rights in connection with the Distribution.

     The Reverse Split and the distribution ratio will result in certain shareholders of the Company owning fractional Shares. The Company will not issue fractional Shares, but will instead distribute cash to such shareholders in redemption of such fractional Shares. To make such payments, fractional Shares will be aggregated into whole Shares and a certificate evidencing those Shares will be sold by an independent agent in the open market on behalf of shareholders who otherwise would be entitled to receive fractional Shares. Those shareholders will receive a cash payment in the amount of their pro rata share of the total sales proceeds. The independent agent will make such sales at times, in the amounts and through broker-dealers selected in the sole discretion of the independent agent. None of the independent agent's actions will be subject to the control of the Company. As long as the distribution of cash in payment for such fractional Shares represents merely a mechanical rounding off of the fractions in the exchange and is not a separately bargained-for consideration, the payments will be treated as redemptions, which should result in the recognition of capital gain or loss, and not ordinary income, to the shareholders.

     IN ORDER TO BE ENTITLED TO RECEIVE SHARES OF THE COMPANY IN THE DISTRIBUTION, RPS SHAREHOLDERS MUST BE SHAREHOLDERS AT THE CLOSE OF BUSINESS ON THE RECORD DATE, APRIL 12, 1996.

RESULTS OF THE DISTRIBUTION

     After the Distribution, the Company will be an independent public company which will own and manage the Company Assets. The number and identity of shareholders of the Company immediately after the Distribution will be the same as the number and identity of shareholders of RPS on the Record Date. Immediately after the Distribution, the Company expects to have approximately 11,327 holders of record of Shares and approximately 3,561,552 Shares outstanding, based on the number of record RPS shareholders and outstanding RPS Shares on March 15, 1996 and the Distribution ratio of one Share for every eight RPS Shares (which, after taking into account the impact of the Reverse Split that will occur immediately prior to the Distribution, equates to a distribution ratio of one Share for every two RPS Shares). The actual number of Shares to be distributed will be determined as of the Record Date. The Distribution will not affect the number of outstanding RPS Shares or any rights of RPS shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

     The Company intends to qualify as a REIT for federal income tax purposes. See "Business -- Qualification as a REIT."

     In general, no gain or loss is recognized upon the transfer of property to a corporation (including a real estate investment trust such as the Company) solely in exchange for stock in the corporation if immediately thereafter the transferors of such property are in "control" of the corporation. Control is defined as the ownership of 80% of the voting and non-voting stock of a corporation.

     In exchange for the Company Assets, RPS will receive all of the outstanding Shares of the Company and will then immediately distribute all of the Shares proportionately to the RPS shareholders. The "immediately after" and "control" requirements of the general non-recognition rule of the Code are satisfied in circumstances such as these even though the identities of the actual transferor of property to the Company and the ultimate recipient of the Shares are not the same.

     RPS has represented that (i) the transfer of the Company Assets to the Company and the Distribution are not part of any plan to achieve diversification of assets, (ii) the transfer of the Company Assets is being undertaken as a condition to the Ramco Acquisition and in an effort to transform RPS from primarily a mortgage REIT to an equity REIT and (iii) the Company has no knowledge of any obligation, plan or intention by any RPS shareholder to dispose of any Shares immediately after the Distribution, such that the RPS shareholders as a group would own less than 80% of the outstanding Shares. Based on these representations, it is the opinion of Battle Fowler LLP, counsel to the Company, that the Company will not recognize any gain or loss on the receipt of the Company Assets in exchange for its Shares. The Company's initial tax basis in the Company Assets will equal the tax basis of the Company Assets in the hands of RPS immediately prior to the exchange. The holding period for each of the Company Assets acquired in the exchange will generally include RPS' holding period for that asset.

     Because the making of mortgage loans does not constitute engaging in an active trade or business, both RPS and the Company do not satisfy a condition necessary for the distribution by RPS to its shareholders of the Shares to be accorded tax-free treatment. Consequently, the distribution of the Shares to the shareholders of RPS will be taxable as a dividend to such shareholders. RPS has no accumulated earnings and profits. Each Shareholder will recognize dividend income to the extent RPS has current earnings and profits at the end of its taxable year. In addition, the adjusted basis of the Shares to a recipient shareholder will be reduced by the excess of the fair market value of the Shares received over the current earnings and profits of RPS. Any excess of the fair market value of the Shares received over the adjusted basis of the RPS Shares owned will generally be taxed as capital gain to the Shareholder and any excess of the adjusted basis of the RPS Shares owned over the fair market value of the Shares received will generally be a capital loss to the Shareholder.

     EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES OF THE DISTRIBUTION TO SUCH SHAREHOLDER, INCLUDING THE COMPUTATION OF THE BASIS OF HIS OR HER SHARES IN THE COMPANY. SEE
"BUSINESS -- QUALIFICATION AS A REIT."

LISTING AND TRADING OF THE COMPANY'S SHARES

     The Shares have been approved, subject to notice of issuance pursuant to the Distribution, on The Nasdaq SmallCap Market under the symbol "ATLRS."

     There is not currently a public market for the Shares and there can be no assurance that an active trading market for the Shares will develop or be sustained. Prices at which such Shares may trade prior to the Distribution on a "when-issued" basis or after the Distribution cannot be predicted, and may be substantially below the Company's net asset value on a per Share basis. The prices at which the Shares trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for the Shares, investor perception of the Company's ability to timely liquidate its assets for fair consideration, the status of RPS' audit with the IRS and general economic and market conditions.

     The Shares distributed to RPS shareholders will be freely transferable, except for Shares received by persons who may be deemed to be "affiliates" of the Company under the Securities Act of 1933, as amended (the "Securities Act"). Persons who may be deemed to be affiliates of the Company after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with the Company and may include certain officers and Trustees of the Company. Persons who are affiliates of the Company will be permitted to sell their Shares only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

DISTRIBUTION POLICY

     Under the Code, a REIT must meet certain qualifications, including a requirement that it distribute to its shareholders at least 95% of its REIT taxable income, excluding capital gains and certain "excess non-cash income." See "Business -- Qualification as a REIT." In addition, in accordance with the Company's stated business objectives, the Company expects that prior to the expiration of the Term it will either (i) make a liquidating distribution to its shareholders of the net proceeds attributable to the sale of the Company Assets or (ii) merge or combine business operations with another real estate entity. See "Business -- Business Objectives."

RELATIONSHIP BETWEEN RPS AND THE COMPANY

     After the Distribution, it is expected that RPS and the Company will conduct their respective businesses as independent companies with their own separate employees, and RPS will have no share ownership interest in the Company.

     It is anticipated that prior to the Distribution, RPS will incur approximately $6,500,000 in indebtedness, the proceeds of which will be used primarily to make certain required severance and bonus payments to RPS' executive officers, to pay the cost of a run-off directors' and officers' liability insurance policy for RPS, a directors' and officers' liability policy for the Company, and to provide excess cash that can be distributed to the Company as initial working capital. As set forth in the Company's pro forma financial statements, it is anticipated that such indebtedness will accrue interest at a rate of approximately 10% per annum and mature on the date which is 18 months after the Distribution. Upon the consummation of the Distribution, the Company will assume this indebtedness. The actual amount of such indebtedness may be less than $6,500,000 to the extent that RPS effects the sale of any of the Company Assets prior to the Distribution and realizes cash proceeds therefrom or is prepaid by any of the borrowers under its mortgage loans. In addition, several agreements have been or will be entered into among RPS and its affiliates providing for the transfer of the Company Assets to the Company, the assumption of liabilities relating to such assets, the indemnification by RPS of the Company with respect to liabilities arising from or related to RPS assets which are not Company Assets, and the indemnification by the Company of RPS with respect to liabilities arising from or related to the Company Assets. See "Business -- Agreements between the Company and RPS."

     In past years, RPS may have inadvertently violated two technical requirements applicable to REITs. (1) During 1988-1992 RPS failed to satisfy certain shareholder notice requirements applicable to REITs. (2) During the third quarter of 1994, RPS held more than 25% of the value of its gross assets in Reverse Repos which the IRS may view as a non-qualifying asset for purposes of satisfying an asset qualification test applicable to REITS, based on a Revenue Ruling published in 1977. RPS has entered into a closing agreement with the IRS pursuant to which the IRS has agreed that the status of RPS as a REIT shall not be lost solely as a result of the failure by RPS to satisfy certain shareholder notice requirements during 1988 - 1992. Nothing in the closing agreement affects the right of the IRS to assess a deficiency on other grounds or to challenge the classification of RPS as a REIT on other grounds. RPS has also received an opinion of Battle Fowler LLP that its investment in 1994 in Reverse Repos constitutes qualifying assets for purposes of determining whether RPS has satisfied the 75% Asset Test (as defined in "Business -- Qualification as a REIT"). See "FEDERAL INCOME TAX CONSEQUENCES -- Background" in the Proxy Statement of which the Information Statement is a part. The IRS is reviewing RPS' compliance with certain requirements applicable to its qualification as a REIT, as well as certain other federal income tax matters relating to RPS' businesses for its 1991 - 1994 taxable years. RPS and the Company have received an opinion of Wolf, Block Schorr and Solis-Cohen ("Special Tax Counsel") that even if the IRS were to successfully assert a deficiency in the taxable income of RPS for such years, that result would not affect the status of RPS as a REIT, provided RPS timely declares and pays a deficiency dividend (i.e., a distribution that is permitted to relate back to the year for which any such deficiency relates) enabling it to satisfy the requirement that a REIT distribute 95% of its taxable income.

     As part of the negotiations with Ramco that related to the receipt of the closing agreement from the IRS, RPS agreed that in connection with the Distribution the Company will assume any tax liability arising out of the RPS Tax Issues (other than liability that relates to events occurring or actions taken by RPS following the date of the Distribution). Because the Company will assume all tax liability arising out of the RPS Tax Issues, the Company will not liquidate or merge or combine operations with another real estate entity until such claims, if any, are satisfactorily resolved. Any extension of the anticipated 18-month term of the Company that is attributable thereto will not require a shareholder vote. See "Risk Factors -- Assumption of Potential Tax Liabilities -- Adverse Affect on Ability to Liquidate and -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company." Shareholders should note that notwithstanding the fact that the Company has assumed this potential tax liability, it is a condition of the Distribution that RPS, through the Tax Committee, control the settlement and/or disposition of the RPS Tax Issues. Under the Tax Agreement, RPS has been granted broad authority to negotiate a settlement of the RPS Tax Issues with the IRS. It is possible that in connection with the resolution of the RPS Tax Issues, the IRS could disallow certain deductions previously taken by RPS which, in turn, would result in a corresponding increase in RPS' taxable income for the tax years in respect of which such deductions were previously claimed. Since a REIT is required to distribute at least 95% of its REIT taxable income in each year, RPS, in order to preserve its status as a REIT, would in such event declare and pay to its shareholders at that time a so called "deficiency dividend. " (A deficiency dividend is a special dividend permitted by the Code that relates back to the year that a deficiency was determined in order to satisfy the requirement that a REIT distribute at least 95% of taxable income.) Pursuant to the Tax Agreement, any funds needed to pay the Deficiency Dividend Tax Payment would be provided by the Company. Accordingly, Shareholders should note that in the event a deficiency dividend is paid under the circumstances described above, this would result in an indirect payment of cash from the Company to the shareholders of RPS at the time the dividend payment is made. As such, the net worth of the Company would be reduced by the amount of the Deficiency Dividend Tax Payment and such tax payment, if made, would inure to the benefit of the shareholders of RPS and not the Company. Therefore, Shareholders should note that the Tax Committee has sole authority to cause a Deficiency Dividend Tax Payment to be made, which payment would benefit the shareholders to whom they owe a fiduciary duty, namely, the shareholders of RPS. See "Risk
Factors -- Assumption of Potential Tax Liabilities -- Adverse Affect on Ability to Liquidate, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company."

     After the Distribution, Joel M. Pashcow, Chairman and President of the Company, will serve as a Trustee of both the Company and RPS (which will then be named Ramco-Gershenson Properties Trust). Mr. Pashcow will receive no cash compensation for serving as an executive officer of the Company. In addition, Messrs. Herbert Liechtung, Stephen R. Blank, Edward Blumenfeld, Samuel M. Eisenstat, Edwin J. Glickman, Arthur H. Goldberg and William A. Rosoff, who will serve as Trustees of the Company, are currently trustees of RPS, and Edwin R. Frankel, a current executive officer of RPS, will serve as an executive officer of the Company and receive compensation of $60,000 per annum. The Trustees, including Mr. Pashcow, will not receive any compensation for serving as trustees of the Company. See "Management" and "Executive Compensation."

REASONS FOR FURNISHING THE INFORMATION STATEMENT

     This Information Statement is being furnished by RPS solely to provide information to shareholders of RPS who will receive Shares in the Distribution. It is not, and is not to be construed as, an inducement or encouragement to buy or sell any securities of RPS or the Company. The information contained in this Information Statement is believed by RPS to be accurate as of the date set forth on its cover. Changes may occur after that date, and neither RPS nor the Company will update the information except in the normal course of their respective public disclosure practices.

                                    BUSINESS

BUSINESS OBJECTIVES

     The Company is a newly formed subsidiary of RPS which has not engaged in any operations to date.

     Under the provisions of its Declaration of Trust, the Company shall continue for a period of 18 months from the Distribution Date, during which time it shall reduce to cash or cash equivalents the Company Assets and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, as soon as practicable following the Distribution and within such 18-month period (unless on or before the expiration of such 18-month period the Company has not achieved its objective and the holders of at least two-thirds of the outstanding Shares approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to RPS that has been assumed by the Company has not been satisfactorily resolved). It is the intention of the Company to seek shareholder approval of the extension of the Company's initial 18-month duration only in the event the Company is unable to achieve its objectives within such period. If the Company enters into a definitive merger or business combination agreement with another real estate entity prior to the expiration of such 18-month period, the Company shall continue automatically until the earlier of (i) the closing of such merger or business combination and (ii) the termination of any definitive agreement relating thereto. Any liquidating distribution effected by the Company would be subject to the satisfaction of the Company's liabilities to its creditors. In the event that at the end of the Term, the Company is unable to achieve its business objectives, the Company's Trustees will appoint an independent third party to liquidate the Company's remaining assets. Because, in connection with the Distribution, the Company will assume all tax liability arising out of the RPS Tax Issues, the Company will not liquidate or merge or combine operations with another real estate entity until such claims are satisfactorily resolved, as determined by the Board of Trustees. Any extension of the 18-month term of the Company attributable thereto will not require a shareholder vote. See "Risk Factors -- Assumption of Potential Tax Liabilities -- Adverse Affect on Ability to Liquidate, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth," and "The Distribution -- Relationship Between RPS and the Company."

     As a result of the Distribution, the Company will hold the Company Assets, which are described below under " -- Description of Company Assets." The Company's principal investment objective is to maximize shareholder value from the reduction of the Company Assets to cash or cash equivalents as discussed below. As part of its plan to reduce to cash or cash equivalents the Company Assets, the Company intends, among other things, to (i) contact borrowers under the Company's mortgage loans to explore possible prepayments, (ii) contact strategic buyers of the Company's assets regarding possible portfolio sales transactions, and (iii) list the Company's assets for sale with qualified real estate brokers. The Company expects that it will be able to orderly reduce to cash or cash equivalents the Company Assets within 12 months after the Distribution, but in no event later than 18 months after the Distribution, subject to extension as described below. No assurance can be given however that such objective will be achieved. The Company expects to invest the net proceeds of such sales in short-term or temporary investments, such as pass-through mortgage-backed certificates, mortgage participation certificates and mortgaged-backed securities (or similar investment products), all or some of which investments may be guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. See " -- Short-Term and Temporary Investments" below. Unless otherwise approved by the shareholders, the Company does not expect that it will make new permanent investments or raise additional capital. In addition, the Company does not expect to acquire additional mortgage loans or properties (although the Company may in the course of its business acquire real property subject to an existing mortgage loan pursuant to a workout, foreclosure, deed in lieu of foreclosure, or bankruptcy proceeding.

     In addition, following the Distribution, the Company expects that it will explore the possibility of merging or entering into a business combination with another real estate entity. The Company expects that it will pursue such a transaction only if it represents an attractive alternative to the distribution to shareholders of the net proceeds from the orderly liquidation of the Company Assets, as described above. Prior to the Distribution, RPS received preliminary inquiries from third parties regarding a potential merger or business combination involving the Company. While in some cases RPS has held preliminary discussions with these third parties, no binding or non-binding agreements, arrangements or understandings have been reached with such third parties regarding any extraordinary transaction involving the Company. In addition, the merger candidates that may be available to the Company may be limited as a result of the amount of cash and the nature of the assets which the Company will hold. Accordingly, there can be no assurance that the Company will successfully merge or combine operations with another real estate entity. Because the Company has adopted a policy not to re-invest sales proceeds in additional mortgage loans on real estate (except to the extent necessary to satisfy applicable REIT requirements), a merger or other business combination involving the Company and another real estate entity may constitute a "roll-up transaction" under applicable securities laws. In such case, the Company would be required to comply with the heightened disclosure rules as well as special rules relating to the proxy solicitation process and the listing of the securities of the surviving company on any exchange or on Nasdaq. As such, application of the roll-up rules to a company merger or business combination could delay, defer or prevent such a transaction from occurring.

     The Company intends to operate in a manner that will permit it to qualify for the federal income tax treatment accorded to a REIT under the Code. If it so qualifies, the Company's REIT income, with certain limited exceptions, will not be subject to federal income tax at the corporate level. In order to maintain its REIT status, the Company will be required, among other things, to distribute annually (as determined under the Code) to its shareholders at least 95% of REIT income and to meet certain asset, income and stock ownership tests. See
"-- Qualification as a REIT" below. However, the Company is not required to distribute its net capital gains to shareholders in order to retain its qualification as a REIT, and the Company would be subject to federal income tax on any undistributed net capital gains. As a result, the Company expects that it will attempt to distribute sufficient amounts to avoid any federal income tax at the Company level as a consequence of the sale or disposition of any Company Assets.

DESCRIPTION OF COMPANY ASSETS

     As more fully described below, the Company is expected to own eight mortgage loans, two retail properties and a 20% limited partnership interest in a limited partnership that owns an 18-story building.

     A. MORTGAGE LOANS. The Company is expected to hold 8 mortgage loans having an aggregate net carrying amount of $39,615,749, as of December 31, 1995, based on total funds advanced of $42,838,037, plus accrued interest of $7,009,048, less an allowance for loss of $10,231,336. The mortgage loan portfolio is comprised in part of participating mortgage loans which provide for, in addition to the payment of interest, arrangements permitting RPS to share in increases in gross revenues from and/or the appreciation of the underlying properties.

     The following table summarizes the Company's expected mortgage loan portfolio as of December 31, 1995:

                                                                                                               AVERAGE ANNUAL
                       TOTAL                                                                                  INTEREST RATE(2)
                     PRINCIPAL                                               NET         DATE               ---------------------
                     AMOUNT OF    RPS FUNDS    ALLOWANCE      ACCRUED     CARRYING    FUNDED (OR  MATURITY  CURRENT     ACCRUED
    PROPERTY(1)        LOAN      ADVANCED(3)    FOR LOSS      INTEREST    AMOUNT(4)   MODIFIED)     DATE    INTEREST  INTEREST(5)
------------------- -----------  -----------  ------------   ----------  -----------  ----------  --------  --------  -----------
Shopping Centers
Mt. Morris Commons
Genessee Township,
MI(6).............. $ 2,700,000  $2,700,000   $ (1,000,000)  $   52,923  $ 1,752,923      7/86       6/99     10.50%      2.00%
Copps Hills Plaza
Ridgefield,
  CT(6)............   9,752,284   3,563,948       (350,000)          --    3,213,948      9/92       7/96      6.00%       .50%
Branhaven Plaza
  Shopping Center
Branford, CT.......   8,714,313   2,800,000             --      345,998    3,145,998     11/95       8/96     14.25%        --
Holiday Park
  Shopping Center
Merrick, NY(7).....   5,966,564   1,916,564             --       67,080    1,983,644     12/92      12/95      9.75%        --
1733 Massachusetts
  Avenue
Lexington, MA......   2,200,000   2,200,000             --      335,127    2,535,127      8/87       6/99      8.58%      1.42%
I-5 Wabash Ave.
Chicago(6)(8)......   2,850,000   2,850,000       (650,000)          --    2,200,000      7/93       3/96      5.00%        --
Hylan Plaza
  Shopping Center
Staten Island,
  NY(6)............  25,000,000  25,000,000     (6,000,336)   6,275,000   25,274,664      1/94       1/01      7.50%      4.50%
Industrial
Simmons
  Manufacturing
  Warehouse
Jacksonville,
  FL(9)............   1,500,000   1,500,000             --      128,886    1,628,886      8/86       8/01     10.00%      2.00%
Office Buildings
Rector Building
New York, NY(6)....   3,255,596   3,255,596     (2,000,000)          --    1,255,596      3/94       3/04         0       6.00%
NCR Building
Century City,
CA(6)(10)..........   4,818,493     468,493       (231,000)          --      237,493      7/93      12/95     10.00%        --
                    -----------  -----------  ------------   ----------  -----------
        TOTALS..... $66,757,250  $46,254,601  $(10,231,336)  $7,205,014  $43,228,279
                     ==========  ===========   ===========    =========   ==========

---------------
(1) Copps Hill Plaza, Branhaven Plaza, Holiday Park, and NCR are wraparound mortgage loans, and the remaining six loans are first mortgage loans.

(2) In addition to fixed interest, RPS is entitled to contingent interest on certain loans in an amount equal to a percentage of the gross rent received by the borrower from the property securing the mortgage above a base amount, payable annually, and additional contingent interest based on a predetermined multiple of the contingent interest or a percentage of the net value of the property at such date payable at maturity.

(3) Payments on the amounts advanced by RPS are interest only until maturity. These amounts represent the outstanding principal balances and do not include accrued interest.

(4) Because the determination of the collectibility of loans is based upon future economic events, no assurance can be given that the amounts ultimately realized at disposition will not be less than net carrying values. See Note 2(i) of Notes to Combined Financial Statements.

(5) Payments of accrued interest will be due and payable at maturity.

(6) These loans are currently in default (three monthly payments or more) or are otherwise considered by RPS to be "problem loans."

(7) On January 19, 1996, RPS received proceeds of $2,008,560 from the repayment of the Holiday Park Shopping Center loan. The proceeds consisted of the repayment of the principal loan balance of $1,916,564, current interest of $24,916 and deferred interest of $67,080.

(8) On March 7, 1996, RPS reached an agreement in principle with the borrower under the 1-5 Wabash loan for such borrower to acquire the mortgage for $2,200,000 in cash. The transaction is subject to the execution of a definitive agreement relating thereto and no assurance can be given that such a definitive agreement will be entered into or that the proposed transaction will be consummated.

 (9) On February 1, 1996, RPS received proceeds of $1,512,500 from the repayment of the Simmons Manufacturing Warehouse loan. The proceeds consisted of the repayment of the principal loan balance of $1,500,000 and current interest of $12,500.

(10) The NCR Building loan matured on December 31, 1995 and is currently in default. RPS has initiated foreclosure proceedings with respect to such loan.

     As of December 31, 1995, the Mt. Morris, Copps Hill Plaza, 1-5 Wabash, NCR, Rector, and Hylan mortgage loans were in arrears (three monthly payments or more) or were otherwise considered by RPS to be "problem loans." At December 31, 1995, RPS was not accruing current and accrued interest on the Mt. Morris loan. In addition, as of such date, RPS was not accruing deferred interest on the Hylan Plaza Shopping Center, Copps Hill Plaza and Rector mortgage loans described above.

     The Hylan Plaza shopping center includes approximately 349,000 square feet of leasable space located in Staten Island, New York (the "Property"). The record owner of the Property is Berley Realty Corp. ("Berley"), which holds title to the Property as nominee for DiLorenzo Associates, a general partnership (collectively, the "Owner"). RPS is the holder of a note (the "Note") from Berley in the original principal amount of $25,000,000, which Note (i) had an outstanding principal balance of $25,000,000 as of December 31, 1995 and had $6,275,000 in accrued but unpaid interest as of December 31, 1995, and (ii) is secured by, among other things, a first mortgage on the Property. The Owner has advised the Company that, as of December 31, 1995, the Property was leased to approximately 45 tenants. Major tenants (i.e., tenants who accounted for 10% or more of the leasable space as of December 31, 1995) include K-Mart Corp., a department store chain ("K-Mart"), Supermarkets General Corp. d/b/a Pathmark, a supermarket chain ("Pathmark"), and Toys "R" Us -- Nytex, Inc., a retail toy store chain ("Toys "R" Us"). These three tenants lease approximately 105,000, 55,000 and 42,000 square feet, respectively, which constitutes 30%, 16%, and 12%, respectively, of the total leasable space. The Owner has advised the Company that: (i) the K-Mart lease expires in January 1997 and provides for annual rental payments of approximately $235,000; (ii) the Pathmark lease expires in January 1997 and provides for annual rental payments of approximately $339,000; and (iii) the Toys "R" Us lease, which was due to expire in October 1995, was extended pursuant to the tenant's exercise of a renewal option and is due to expire in October 2005 and provides for annual rental payments of approximately $90,000. In addition, as of December 31, 1995, approximately 98% of the leasable square footage of space in the Property was leased to tenants under leases.

     B. REAL PROPERTIES. The Company is expected to own interests in the following real properties:

          9 North Wabash Avenue. The 9 North Wabash Avenue property is a six-story building with approximately 52,000 square feet of leasable space located in Chicago, Illinois. The property was acquired on July 7, 1993 by 9 North Wabash Corp., a wholly-owned subsidiary of RPS, and is owned by that entity free and clear of any material liens or other encumbrances. The entire Wabash property was leased to Lane Bryant, a women's apparel retailer, pursuant to a lease which expired on June 30, 1995. However, on July 11, 1995, Lane Bryant and RPS entered into an agreement pursuant to which Lane Bryant remained in the property through December 31, 1995, at a reduced rental rate equal to 7% of gross sales. Lane Bryant has occupied 100% of the leasable space for each of the last five years. The property is currently vacant. RPS has entered into an exclusive sales and lease arrangement with a local broker to sell or lease this property. Real estate taxes on this property for the year ended December 31, 1995 were approximately $142,000. The Company believes the property is adequately covered by insurance. The Company's depreciable basis in the property, as of December 31, 1995, is approximately $3,238,000, which is depreciated using the straight-line method and a 39-year predictable life. As of January 1, 1995, RPS' independent real estate appraisers appraised the value of this property at $2,400,000. As of December 31, 1995, the Company recognized an impairment of $800,000 to decrease the property's carrying value ($2,438,222 as of December 31, 1995) to more closely approximate the appraised value. Upon consummation of the Ramco Acquisition, the Company will adopt the liquidation basis of accounting at which time the property will be classified as held for sale and will be stated at its net realizable value. See Company Pro Forma Financial Statements. While RPS has held preliminary discussions with third parties regarding the leasing of this property, no binding or non-binding agreements, arrangements or understandings exist with any such third parties.

          Norgate Shopping Center. The Norgate Shopping Center is a one-story shopping center located in Indianapolis, Indiana (Marion County). The property was acquired on June 23, 1994 by Norgate Shops, Corp., a wholly-owned subsidiary of RPS, and is owned by that entity free and clear of any material liens or other encumbrances. The shopping center contains approximately 208,000 square feet of leasable space, approximately 76% of which was leased and occupied as of December 31, 1995. Major tenants (i.e., tenants who accounted for 10% or more of the revenues at such property during the 12-month period ended December 31, 1995) are Kohl's Oakland, Inc., a department store retail chain, and Consolidated Stores, Inc., a discount variety store retail chain. These two tenants lease approximately 65,000 and 37,300 square feet, respectively, which constitutes 31% and 18%, respectively, of the total leasable space. The Kohl's Oakland lease expires in January 1999 and provides for annual rental payments of approximately $211,000 and the Consolidated Stores lease is month to month and provides for rental payments of approximately $140,000 on an annualized basis. The Kohl's lease contains three 5-year tenant renewal options. Leases for approximately 39,800 feet expired on or prior to December 31, 1995 and such space is currently leased on a month-to-month basis, and leases for approximately 29,500 feet are due to expire on or prior to December 31, 1996. The average base rent per square foot paid by tenants at such property as of December 31, 1995 excluding percentage rent and similar provisions was $3.46 (approximately $3.50 including percentage rent based on 1995 revenues). The Company believes the property is adequately covered by insurance. The Company's depreciable basis in the property, as of December 31, 1995, is approximately $4,428,000, which is depreciated using the straight-line method and a 39-year predictable life. On August 1, 1994, RPS' independent real estate appraisers appraised the value of this property at $3,900,000, which is approximately $528,000 less than its December 31, 1995 carrying value ($4,427,967). The Company believes that the decline in value represented by the appraisal is temporary because the property's carrying value is recoverable through future operations and the eventual disposition thereof, on a going concern basis of accounting. Upon consummation of the Ramco Acquisition, the Company will adopt the liquidation basis of accounting at which time the property will be classified as held for sale and will be stated at its net realizable value. See Company Pro Forma Financial Statements. In November, 1995, the prospective buyer under a definitive purchase agreement relating to the sale of the Norgate property terminated such agreement pursuant to its terms following its due diligence review. In addition, on February 5, 1996, RPS signed a non-binding letter of intent for the sale of the Norgate property for a purchase price of $4,800,000 in cash. The sale is subject to the negotiation and execution of a definitive purchase agreement and the satisfactory completion by the purchaser of a due diligence review. No assurance can be given that a definitive purchase agreement will be entered into or that the proposed sale will be consummated.

     C. LIMITED PARTNERSHIP INTEREST. The Company is expected to own a 20% limited partnership interest in a limited partnership that owns an 18-story building with approximately 138,500 square feet of leasable space used for office, showroom and retail purposes, located at 5 North Wabash Avenue in Chicago, Illinois. As of December 31, 1995, the book value of the Company's 20% limited partnership interest was $460,000. The Company will be entitled to 20% of the net income (loss) and distributions from the limited partnership, but will not be allocated such net income (loss) or distributions until the mortgage on the property is repaid and, in addition, the borrower receives $5,000,000 from the disposition of the property. Upon the consummation of the Ramco Acquisition, the Company will adopt the liquidation basis of accounting at which time the limited partnership interest will be stated at a net realizable value of zero because the Company believes that, given the anticipated Term of the Company, it will not be able to recover its interest either from the receipt of future cash flows or from a transfer of such interest. See Note 3(c) of Notes to Combined Financial Statements and Note 6 of Notes to Pro Forma Financial Statements.

INDEBTEDNESS

     On or prior to the Distribution Date, RPS will incur approximately $6,500,000 in indebtedness, the proceeds of which will be used primarily to make certain required severance and bonus payments to RPS' executive officers, to pay the cost of a run-off directors, and officers' liability insurance policy for RPS, a directors' and officers' liability insurance policy for the Company, and to provide excess cash that can be distributed to the Company as initial working capital. As set forth in the Company's pro forma financial statements, it is anticipated that such indebtedness will accrue interest at a rate of approximately 10% per annum and mature on the date which is 18 months after the Distribution. Upon consummation of the Distribution, the Company will assume this indebtedness. See "-- Agreements Between the Company and RPS." The actual amount of such indebtedness may be less than $6,500,000 to the extent that RPS effects the sale of any of the Company Assets prior to the Distribution and realizes cash proceeds therefrom or is prepaid by any of the borrowers under its mortgage loans. The Company intends to repay this indebtedness out of proceeds from sales of the Company Assets. The Company does not intend to incur any additional indebtedness, other than trade payables incurred in the ordinary course of business.

QUALIFICATION AS A REIT

     The Company intends to qualify as a REIT for federal income tax purposes. If the Company so qualifies, amounts paid by the Company as distributions to its shareholders will not be subject to corporate income taxes. For any year in which the Company does not meet the requirements for electing to be taxed as a REIT, it will be taxed as a corporation.

     The requirements for qualification as a REIT are contained in sections 856-860 of the Code and the regulations issued thereunder. The following discussion is a brief summary of some of those requirements. Such requirements include certain provisions relating to the nature of a REIT's assets, the sources of its income, the ownership of its stock, and the distribution of its income. Among other things, at the end of each fiscal quarter, at least 75% of the value of the total assets of the Company must consist of real estate assets (including interests in mortgage loans secured by real property and interests in other REITs, as well as cash, cash items and government securities) (the "75% Asset Test"). There are also certain limitations on the amount of other types of securities which can be held by a REIT. Additionally, at least 75% of the gross income of the Company for the taxable year must be derived from certain sources, which include "rents from real property," and interest secured by mortgages on real property. An additional 20% of the gross income of the Company must be derived from these same sources or from dividends, interest from any source, or gains from the sale or other disposition of stock or securities or any combination of the foregoing. Furthermore, less than 30% of the annual gross income of a REIT must be derived from the sale or other distribution of real property or obligations secured by a mortgage on real property which has been held for less than four years (the "30% Income Test").

     The Company may invest the proceeds derived from the sale or other disposition of the Company Assets in pass-through mortgage-backed certificates, mortgage participation certificates and mortgage-backed securities, all or some of which instruments may be guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Such instruments produce qualifying income for REIT qualification purposes and also satisfy the requirements of the 75% Asset Test.

     A REIT is also required to distribute at least 95% of its REIT Taxable Income (as defined in the Code) to its shareholders. A significant number of the Company's mortgage loans do not require the current payment of a portion of the interest as it accrues. Because, for federal income tax purposes, the Company must include such accrued interest in income but will not receive the corresponding cash until some time in the future, at the same time, the Company may have to obtain funds from other sources to satisfy the 95% distribution requirement, although depreciation deductions attributable to the Company's ownership of real properties should reduce the amount of such "cashless" income. To the extent the Company's accrued interest income is not offset by depreciation deductions, the Company expects to obtain deferred interest financing, if available, which would reduce REIT Taxable Income by the amount of interest accruing each year on such financing without requiring any cash payments until maturity. In addition, the Company may draw upon its cash reserves in order to satisfy the 95% annual distribution requirement referred to above.

     RPS has entered into a closing agreement with the IRS pursuant to which the IRS agreed that the status of RPS as a REIT will not be lost solely because of its failure to satisfy certain shareholder notice requirements for its taxable years 1988 - 1992. Nothing in the closing agreement affects the rights of the IRS to assess a deficiency on other grounds or to challenge the classification of RPS as a REIT on other grounds. During the third quarter of 1994, more than 25% of the value of RPS' gross assets were invested in Reverse Repos, which transactions the IRS may view as not constituting qualifying assets for purposes of the 75% Asset Test. RPS has also received an opinion of Battle Fowler LLP ("Counsel") that its investment in Reverse Repos constitute qualifying assets for purposes of determining whether it has satisfied the 75 percent Asset Test. The IRS has commenced an examination of the tax returns of RPS for its 1991 - 1994 taxable years. The Company will assume all tax liabilities attributable to tax claims against RPS arising out of the RPS Tax Issues (other than liability that relates to events occurring or actions taken by RPS following the date of the Distribution). RPS and the Company have received an opinion of Special Tax Counsel, that to the extent there is a deficiency in RPS' taxable income arising out of the IRS examination and provided RPS timely makes a deficiency dividend (i.e., declares and pays a distribution which is permitted to relate back to the year for which each deficiency was determined to satisfy the requirement that a REIT distribute 95 percent of its taxable income), the classification of RPS as a REIT for the taxable years under examination would not be affected. If notwithstanding the above-described opinions of counsel, the IRS successfully challenged the status of RPS as a REIT, the REIT status of the Company could be affected, which would have a material adverse impact on the financial condition of the Company.

     The Company believes that, after the Distribution, it will operate in such a manner so as to satisfy the Code requirements for qualification as a REIT. However, no assurance can be given that such requirements will continue to be met or that the Company will be so qualified at any time. Based on various assumptions relating to the organization and operation of the Company and the Company Assets and representations made by the Company as to certain factual matters, in the opinion of Counsel, the Company will qualify to be taxed as a REIT under the Code following the Distribution. Counsel will not review the Company's operating results and no assurance can be given that the Company's actual operating results will meet the REIT requirements on a continuing basis.

     The opinions described in this section and in "The Distribution -- Federal Income Tax Consequences of the Distribution" represent Counsel's best legal judgment as to the most likely outcome of an issue if the matter were litigated. Opinions of counsel have no binding effect or official status of any kind, and in the absence of a ruling from the IRS, there can be no assurance that the IRS will not challenge the conclusion or propriety of any of Counsel's opinions.

     The foregoing summary, when read together with the discussion under "The Distribution -- Federal Income Tax Consequences of the Distribution" and "Risk Factors -- Dependence on Qualification as a REIT; Federal Income Tax Consequences," includes a discussion of all material Federal income tax considerations associated with the Distribution and the anticipated operation of the Company. The provisions governing treatment as a REIT are highly technical and complex and this summary is qualified in its entirety by the applicable Code provisions, the rules and regulations promulgated thereunder and administrative and judicial interpretations thereof. Moreover, this summary does not address all tax aspects that might be relevant to a particular shareholder in light of his personal circumstances and it does not deal with particular types of shareholders that are subject to special treatment under the Code, such as tax-exempt organizations, insurance companies, financial institutions or broker-dealers, and foreign corporations and persons who are not citizens or residents of the United States.

     EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISOR REGARDING THE SPECIFIC FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES TO HIM OF THE DISTRIBUTION.

COMPETITION

     The properties which secure the Company's mortgage loans may face competition from similar properties in the vicinity where they are located. To the extent such competition reduces the gross revenues from the operation of such properties and/or decreases any appreciation in the value of such properties, such competition will reduce any contingent interest or additional contingent interest otherwise payable to the Company and may make it more difficult for borrowers to meet debt service payments on a current basis.

     With respect to the real properties, the Company may experience competition from other investors in real estate equities, including private investors (both domestic and international), as well as banks, pension funds, insurance companies, real estate investment trusts and other investors, many of whom have resources greater than that of the Company. In addition, there may be comparable properties and/or economic difficulties which would cause increased competition for tenants, thereby pushing rental rates down, forcing the Company to make greater lease concessions (e.g., to fund renovations), and/or causing increased vacancies at the Company's properties.

SHORT-TERM AND TEMPORARY INVESTMENTS

     Pending the distribution to shareholders of the net proceeds from the disposition of the Company Assets or the merger or combination of the Company with another real estate entity, the Company expects that it will invest substantially all of its available funds in short-term or temporary investments, such as pass-through mortgage-backed certificates, mortgage participation certificates and mortgage-backed securities, all or some of which investments may be guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, in order to minimize the Company's exposure to interest rate fluctuations and to provide the Company with liquidity. Pass-through securities represent a proportional share in the cash flows of pools of mortgage loans, or tranches of real estate mortgage investment conduits, which are securities collateralized by pass-throughs and structured to create various cash flows.

     Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the United States Department of Housing and Urban Development. Investments guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae is a federally-chartered privately-owned corporation and Freddie Mac is a corporate instrumentality of the United States; the guarantees of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States.

EMPLOYEES

     Immediately after the Distribution, the Company is expected to have fewer than five employees. In addition, the Company will retain qualified third parties (such as real estate brokers) to effectuate its planned dispositions of the Company Assets.

LEGAL PROCEEDINGS

     There are no material pending legal proceedings, other than ordinary routine litigation incidental to the business (including, without limitation, foreclosure proceedings), against or involving the Company or its property.

AGREEMENTS BETWEEN THE COMPANY AND RPS

     In connection with the Distribution, the Company and RPS will enter into several agreements for the purpose of giving effect to the Distribution and defining their ongoing relationship.

     Assignment, Assumption and Indemnification Agreement. In connection with the Distribution, RPS and the Company will enter into an assignment, assumption and indemnification agreement, pursuant to which the Company will assume, and will agree generally to indemnify RPS against, all liabilities, litigation and claims arising out of the Company Assets, and RPS will retain, and will agree generally to indemnify the Company against, all liabilities, litigation and claims arising out of all RPS operations not transferred to the Company. The foregoing obligations will not entitle an indemnified party to recovery to the extent any such liability is covered by proceeds received by such party from any third-party insurance policy. RPS will agree to indemnify the Company against all liabilities, litigation and claims arising out of RPS assets which are not Company Assets. Such agreement will set forth various procedures relating to the indemnification and other obligation of the parties thereunder, including procedures for notification and payment of claims, use and preservation of records and resolution of disputes.

     Lease. In connection with the Distribution and the Ramco Acquisition, the Company will assume RPS' lease relating to approximately 4,800 square feet of office space located at 747 Third Avenue, New York, New York, and RPS will relocate its principal executive offices to Southfield, Michigan. The lease commenced on April 1, 1995 and will expire on April 30, 1997. The base rent under the lease is approximately $150,000 per annum. The assignment of the lease to the Company is subject to the receipt of the prior written consent of the landlord of such space.

     Tax Agreement. In connection with the Distribution, the Company and RPS will enter into a tax agreement pursuant to which the Company will agree to assume and indemnify RPS against any tax liability arising out of the RPS Tax Issues (other than liability that relates to events occurring or actions taken by RPS following the date of the Distribution). In addition, notwithstanding the fact that the Company has assumed this potential tax liability, it is a condition of the Distribution that RPS, through the Tax Committee, control the settlement and/or disposition of the RPS Tax Issues. Under the Tax Agreement, RPS has been granted broad authority to negotiate a settlement of the RPS Tax Issues with the IRS. It is possible that in connection with the resolution of the RPS Tax Issues, the IRS could disallow certain deductions previously taken by RPS which, in turn, would result in a corresponding increase in RPS' taxable income for the tax years in respect of which such deductions were previously claimed. Since a REIT is required to distribute at least 95% of its REIT taxable income in each year, RPS, in order to preserve its status as a REIT, would in such event declare and pay to its shareholders at that time a so called "deficiency dividend." (A deficiency dividend is a special dividend permitted by the Code that relates back to the year that a deficiency was determined in order to satisfy the requirement that a REIT distribute at least 95% of taxable income.) Pursuant to the Tax Agreement, any funds needed to pay the Deficiency Dividend Tax Payment would be provided by the Company. Accordingly, Shareholders should note that in the event a deficiency dividend is paid under the circumstances described above, this would result in an indirect payment of cash from the Company to the shareholders of RPS at the time the dividend payment is made. As such, the net worth of the Company would be reduced by the amount of the Deficiency Dividend Tax Payment and such tax payment, if made, would inure to the benefit of the shareholders of RPS and not the Company. Therefore, Shareholders should note that the Tax Committee has sole authority to cause a Deficiency Dividend Tax Payment to be made, which payment would benefit the shareholders to whom they owe a fiduciary duty, namely, the shareholders of RPS. See "Risk Factors -- Assumption of Potential Tax Liabilities -- Adverse Affect on Ability to Liquidate, -- No Company Control of Resolution of Potential Tax Liabilities Assumed by the Company, -- Potential Deficiency Dividend Tax Payments; Adverse Affect on the Company's Net Worth".

                            SELECTED FINANCIAL DATA

     The following table sets forth certain selected historical information for the Company and reflects the transfer to the Company of the Company Assets as a result of the Distribution. The financial information should be read in conjunction with the financial statements and notes thereto included herein.

                                                                                                      NINE MONTHS
                                                                                                         ENDED
                                                                                                   SEPTEMBER 30, 1995
                            1995           1994           1993           1992           1991       ------------------
                         -----------    -----------    -----------    -----------    -----------      (UNAUDITED)
Total Revenues.........  $ 4,573,011    $ 4,423,519    $ 5,488,801    $ 6,810,157    $ 7,043,021      $  3,457,790
Total Assets...........   54,230,032     56,087,512     55,616,772     63,106,268     65,408,606        54,308,639
Income (loss)..........   (1,682,764)       722,058        435,891       (139,551)     5,036,716          (847,472)

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following information is based upon the Company's consolidated financial statements, which were derived from RPS' historical financial statements to reflect the transfer of the Company Assets to the Company as a result of the Distribution. The financial information, and the discussion that follows, assumes that the Company Assets were transferred to the Company at the beginning of the periods indicated, and that the Company and RPS were separate companies with separate operations as of such dates. The allocation of certain expenses between the Company and RPS was determined by using the weighted average of the Company's total assets to RPS' total assets and the Company's total revenues to RPS' total revenues and reflects management's best estimate of the appropriate allocation of such expenses between the two companies. As described below, the Company has utilized a weighted average of approximately 29%, 29%, 24% and 24% for the purpose of allocating such expenses for periods ended September 30, 1995, December 31, 1995, 1994 and 1993, respectively. The 5% increase in the weighted average used for the September 30, 1995 and December 31, 1995 periods primarily reflects a decrease in RPS' revenues without a corresponding decrease in the Company's revenues.

CAPITAL RESOURCES AND LIQUIDITY

     As of December 31, 1995, the Company had assets totalling $54,230,032, consisting of $36,023,265 invested in mortgage loans (after deducting allowance for possible loan losses of $10,231,336 and exclusive of receivables relating to such loans), $6,866,189 (after providing for an impairment of $800,000) invested in real properties, $3,356,995 in short-term investments, $7,523,583 in interest and accounts receivable, and $460,000 in other assets (representing the Company's 20% limited partnership interest in a limited partnership that owns an 18-story building). As of such date, the Company had total liabilities of $1,063,356 (representing accounts payable and deferred commitment fees) and, in connection with the Distribution, it is anticipated that the Company will assume approximately $6,500,000 of indebtedness incurred by RPS in connection with the Ramco Acquisition. See Notes 3 and 6 of Notes to Pro Forma Financial Statements.

     The Company's cash receipts are derived primarily from interest income on its mortgage loan portfolio, and, to a lesser degree, from rental income from its investments in real properties. Accordingly, the Company is dependent upon the ability of the borrowers under its mortgage loans to make required debt service payments, and, to a lesser extent, on the ability of tenants to make rental payments. The Company is aware that certain of its borrowers are experiencing continuing financial difficulties due to increased vacancies and lower rental rates. As of December 31, 1995 the Company had six loans that were in arrears (three monthly payments or more) or otherwise considered to be "problem loans" by the Company. The aggregate gross principal amounts of these loans, together with receivables relating to such loans comprised of accrued interest and payments made on behalf of the borrowers for mortgage payments relating to such properties, totaled $44,165,960 representing approximately 81% of the Company's total assets at December 31, 1995. At December 31, 1995, the Company was not accruing current and deferred interest on one of the above mentioned loans in the aggregate approximate principal amount of $2,700,000. In addition, as of such date the Company was not accruing deferred interest on three additional loans in the aggregate approximate principal amount of $31,820,000. The Company has established, as of December 31, 1995, an allowance for possible loan losses of $10,231,336 relating to certain of the mortgage loans held by the Company. Management's policy is to review each mortgage loan in the Company's portfolio on a regular basis, at least annually (which review includes a periodic assessment of the value and collectibility of the individual mortgage loans) for the purpose of determining whether a provision for loan losses need be established or increased or decreased. The need for a provision is assessed after reviewing mortgage loans and considering, among other factors, the net realizable value of the underlying property or other collateral. The provisions reflect the Company's estimates of current conditions and assumptions concerning future expected conditions. Subject to the foregoing, the allowance for possible loan losses is maintained at a level which management believes is adequate to absorb potential losses on outstanding mortgage loans; however, ultimate losses may vary from current estimates based on changes in current circumstances. The Company may provide for additional losses in the future.

     Upon consummation of the Distribution, the Company will assume approximately $6,500,000 of indebtedness that is anticipated to be incurred prior to the Distribution. The actual amount of such indebtedness may be less than $6,500,000 to the extent that RPS effects the sale of any of the Company Assets prior to the Distribution and realizes cash proceeds therefrom or is prepaid by any of the borrowers under its mortgage loans. The Company intends to repay this indebtedness out of proceeds from sales of the Company Assets. The Company intends to fund its operations from cash from its investments and operating activities, and from the disposition of its assets during the 12- to 18-month period after the Distribution. Except as otherwise described herein, the Company is required to either dispose of its assets and make a final liquidating distribution, or merge or combine operations with another real estate entity in either case, prior to the expiration of the Term. The Company believes that working capital, cash flow from operating activities and the disposition of assets will be sufficient to satisfy its cash requirements for operations during such 12- to 18-month period. However, there can be no assurance that there will not be unanticipated additional expenses, or that the Company will be able to dispose of all of its assets during such period. In addition, as the Company sells or otherwise disposes of assets, net cash generated from operating activities (which as of December 31, 1995 was $2,884,332) will decrease as proceeds from any such sales or dispositions are invested in short-term or temporary investments which yield lower rates of return.

RESULTS OF OPERATIONS

  NINE MONTHS ENDED SEPTEMBER 30, 1995 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1994

     Interest income on mortgage loans for the nine months ended September 30, 1995 increased by approximately $55,915 or 2.1% as compared to the nine months ended September 30, 1994. During the 1995 period, the Company received contingent interest of $43,862 as compared to $41,836 during the comparable 1994 period. The Company also received $19,166 in extension fee income during the nine months of 1995. For the nine months of 1995 the Company received rental income from its two retail properties of $768,433 as compared to $445,541 for the first nine months of 1994. This is the result of the Company not acquiring the Norgate Shopping Center until June 30, 1994.

     During the nine months ended September 30, 1995 the Company provided additional allowance for possible loan losses of $3,000,000 based on an offer for the sale of the Hylan mortgage received in the first quarter of 1995 which was $3,000,000 less than the Company's net carrying amount of that loan at such date. General and administrative expenses amounted to $819,664 for the first nine months of 1995. This reflects the use of a weighted average of approximately 29% during the first nine months of 1995 for the purpose of allocating expenses between RPS and the Company.

  CALENDAR YEAR 1995 COMPARED TO CALENDAR YEAR 1994

     Total revenues before rental income during 1995 increased $22,411 or .6% from the 1994 year. During 1995 the Company received contingent interest of $43,862 as compared to $41,836 during the comparable 1994 period. The Company also received $19,166 in extension fee income during 1995.

     During the year ended December 31, 1995, expenses (excluding property operating expenses, real estate taxes, and depreciation) increased $2,624,401 or 87.2% compared to the same period during 1994. This increase was primarily due to the increasing the provision for possible loan losses. During the year ended December 31, 1995, the Company provided allowance for possible loan losses of $3,650,000 as compared to $2,100,000 during 1994, representing an increase of $1,550,000 or 73.8%. $3,000,000 of the $3,650,000 allowance for possible loan losses related to the Hylan mortgage loan was based on an offer for the sale of the Hylan mortgage received in the first quarter of 1995 which was $3,000,000 less than the Company's net carrying amount of that loan at such date. Additionally, the Company provided an impairment of $800,000 with regard to the 9 No. Wabash building. General and administrative expenses amounted to $1,185,161 for 1995. This reflects the use of a weighted average of approximately 29% during 1995 for the purpose of allocating expenses between RPS and the Company.

     During 1995, the Company received rental income of $994,369 as compared to $867,288 for the 1994 year. This increase of $127,081 or 14.7% resulted primarily from the Company's ownership of the Norgate

Shopping Center property for a full 12 months during 1995 as compared with only 6 months of ownership of such property during 1994. Property operating expenses and depreciation expense increased during the 1995 year by $74,459 and $45,858 due to the aforementioned acquisition of the Norgate Center. Real estate tax expense decreased by $190,404 during 1995 as a result of the Company having to pay past due real estate taxes on the Norgate property during 1994. For the year ended December 31, 1995, the Company recognized net income from the investment in real estate of $373,755 as compared to net income of $176,587 for 1994.

  CALENDAR YEAR 1994 COMPARED TO CALENDAR YEAR 1993

     Total revenues before rental income during 1994 decreased $1,763,256 or 33.1% from the previous year, primarily as a result of the Company recognizing in 1993 deferred interest income of $1,948,269 (of which $1,764,234 of interest income was recognized upon the partial paydown of the NCR loan) as compared to $115,835 in the 1994 year. This resulted in a decrease of $1,832,434 or 94%. Contingent interest income for 1994 was $41,836 as compared to $50,121 for 1993 representing a decrease of $8,285 or 16%.

     During the year ended December 31, 1994, expenses (excluding property operating expenses, real estate taxes and depreciation) decreased $1,954,332 or 39.4% compared to the same period during 1993. This decrease was primarily due to the decrease in the provision for possible loan losses. During the year ended December 31, 1994, the Company provided allowances for possible loan losses of $2,100,000 as compared to $4,100,000 during 1993, representing a decrease of $2,000,000 or 48.1%. General and administrative expenses amounted to $910,760 for 1994. This reflects the use of a weighted average of approximately 24% during 1994 for the purpose of allocating expenses between RPS and the Company.

     During 1994, the Company received rental income of $867,288 as compared to $169,314 for the 1993 year. This increase of $697,974 or 412% is primarily as a result of the Company owning more properties during 1994 than during the same period in 1993. Property operating expenses, real estate taxes and depreciation expense increased during the 1994 year by $121,827, $429,669 and $51,387, respectively, over the 1993 year due to the aforementioned increase in the number of properties. For the year ended December 31, 1994, the Company recognized net income from the investment in real estate of $176,587 as compared to net income of $81,496 for 1993.

  CALENDAR YEAR 1993 COMPARED TO CALENDAR YEAR 1992

     Total revenues before rental income decreased $1,490,670 or 21% from that of the previous year. Interest from mortgage loans decreased $1,587,037 or 23%. The reduction in interest from mortgage loans continued to be attributable primarily to the general decline in the commercial real estate sector of the national economy, the financial condition of certain of the Company's borrowers and the economic conditions in certain areas where the properties securing the Company's mortgage loans are located. The Company in 1993 recognized $1,948,269 of deferred interest as compared to $1,267,078 in 1992, an increase of $681,191 or 53%. Contingent interest income for 1993 was $50,121 as compared to $17,637 for 1992. Current interest income from mortgage loans decreased $2,204,345 or 38%, primarily as a result of an increase in "problem loans" and lower mortgage balances.

     During the year ended December 31, 1993, expenses (excluding property operating expenses, real estate taxes and depreciation) decreased $1,913,865 or 27% compared to the same period during 1992. This decrease was primarily due to the decrease in the provision for possible loan losses. During the year ended December 31, 1993, the Company made provisions for possible losses of $4,100,000 as compared to $5,940,000 during 1992 representing a decrease of $1,840,000 or 31%. General and administrative expenses amounted to $865,092 for 1993. This reflects the use of a weighted average of approximately 24% during 1993 for the purpose of allocating expenses between RPS and the Company.

     During 1993, the Company received rental income of $169,314 as compared to none for the same period of 1992. During the year ended December 31, 1993 the Company incurred property operating expenses, real estate taxes and depreciation expenses totaling $87,818 as compared to none during the 1992 year. For the year ended December 31, 1993 the Company recognized net income from the investment in real estate of $81,496 as compared to none for 1992.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     All of the Company's outstanding Shares are currently held by RPS. Based on information known to RPS as of March 15, 1996, the following person is expected to beneficially own more than 5% of the Shares after the Distribution (based solely upon a Schedule 13D and a Schedule 13G filed (with respect to RPS) with the Securities and Exchange Commission in December 1989 and February, 1996, respectively).

                                                               NUMBER OF SHARES           PERCENT
                  NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED          OF CLASS
    ----------------------------------------------------  ---------------------------     --------
    Poff & Co. (Trustee for Policeman and Fireman
      Retirement System of the City of Detroit).........            215,574(1)              6.05%
      c/o Comerica Bank
      P.O. Box 1319
      Detroit, Michigan 48231
    Ryback Management Corp. and/or Lindner Investment
      Series Trust, in a fiduciary capacity for Lindner
      Growth Fund.......................................            280,012(1)              7.86%
      c/o Ryback Management Corporation
      7711 Carondelet Avenue
      P.O. Box 16900
      St. Louis, Missouri 63105

---------------
(1) After taking into account the impact of a 1 for 4 reverse split of the RPS Shares that will occur prior to the Distribution.

     The following table sets forth information concerning the Shares that are expected to be beneficially owned after the Distribution by each of the Trustees and each of the executive officers of the Company and by all Trustees and executive officers as a group. The share ownership amounts set forth below are based on the number of RPS Shares owned by such persons as of March 15, 1996.

                                                                  NUMBER OF SHARES       PERCENT
                   NAME OF BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)(2)   OF CLASS
    ------------------------------------------------------    ------------------------   --------
    Joel M. Pashcow.......................................              93,154(3)          2.62%
    Herbert Liechtung.....................................              47,280(4)          1.33
    Arthur H. Goldberg....................................              24,487(5)             *
    William A. Rosoff.....................................               2,400(6)             *
    Stephen R. Blank......................................                 981(7)             *
    Alfred D. Stalford....................................                 500(8)             *
    Edward Blumenfeld.....................................                 125                *
    Samuel M. Eisenstat...................................                 125(9)             *
    Edwin J. Glickman.....................................                   0                *
    Edwin R. Frankel......................................                   0                *
    All Trustees and executive officers as a group (10
      persons)............................................             169,052             4.75%

---------------
 *  Less than 1% of class.

(1) All amounts are directly owned unless stated otherwise.

(2) After taking into account the impact of a 1 for 4 reverse split of the RPS Shares that will occur prior to the Distribution.

(3) Includes 25,890 shares held in an IRA account for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and a money purchase plan, 47,662 shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Joel Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.

(4) Includes 21,257 shares owned by Mr. Liechtung's wife, 26,023 shares held in an IRA account for the benefit of Mr. Liechtung and a retirement savings plan. Mr. Liechtung disclaims beneficial ownership of the shares owned by his wife.

(5) Includes 19,563 shares owned by Mr. Goldberg's wife, 1,875 shares owned by trusts for his daughters and 3,050 shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the shares owned by his wife and the trusts for his daughters.

(6) Includes 2,275 shares held by Mr. Rosoff as trustee for his sister, Barbara Rosoff, pursuant to a trust indenture dated December 30, 1991.

(7) Includes 706 shares owned by trusts for Mr. Blank's daughters and 275 shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the shares owned by the trusts for his daughters.

(8) Includes 375 shares held in a rollover IRA account for which Mr. Stalford has sole voting and investment power.

(9) Includes 125 shares held in an IRA account for which Mr. Eisenstat has sole voting and investment power.

                                   MANAGEMENT

TRUSTEES

     The following sets forth information as to the persons who are expected to serve as trustees of the Company following the Distribution.

        NAME           AGE                         OFFICES AND POSITIONS
---------------------  ----    --------------------------------------------------------------
Joel M. Pashcow......    53    Associated with RPS since its inception, and assumed the
                               office of President of the Company effective as of February
                               29, 1996. He has been a member of the Bar of the State of New
                               York since 1968. He is a graduate of Cornell University and the Harvard Law School. After the Distribution, Mr. Pashcow is
                               expected to serve as a trustee of Ramco-Gershenson Properties
                               Trust (formerly named RPS Realty Trust).
Herbert Liechtung....    65    Trustee of RPS since 1980*, and President of RPS until
                               February, 1996. After the Distribution, Mr. Liechtung is
                               expected to serve as a trustee of Ramco-Gershenson Properties
                               Trust (formerly named RPS Realty Trust).
Edwin J. Glickman....    63    Executive Vice President of Capital Lease Funding Corp. since
                               January 1995, which is a company engaged in commercial real estate lending. Prior to that, Mr. Glickman was President of the Glickman Organization, Inc. ("Glickman") from April 1991 to December 1994. Glickman conducted real estate investment consulting services and real estate financial services,
                               including mortgage brokerage, arranging joint ventures and equity financing. Prior to that, Mr. Glickman was Chairman of the Executive Committee of Schoenfeld Glickman Maloy Inc. from
                               May 1989, which is a company that conducted real estate
                               financial services, including mortgage brokerage, arranging joint ventures and equity financing. Also Vice Chairman of
                               Sybedon Corporation from 1977 to 1993, which is a company that conducted real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing. In all positions, Mr. Glickman has been engaged in real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing. Trustee of RPS since
                               1980.*

Stephen R. Blank.....    50    Managing Director of Oppenheimer & Co., Inc. since November 1,
                               1993. Prior to joining Oppenheimer Mr. Blank was a Managing
                               Director, Real Estate Corporate Finance, of Cushman &
                               Wakefield, Inc. for four years. Prior to joining Cushman &
                               Wakefield, Mr. Blank was associated for ten years with Kidder,
                               Peabody & Co. Incorporated as a Managing Director of the
                               firm's Real Estate Group. Mr. Blank graduated from Syracuse
                               University in 1967 and was awarded a Masters Degree in
                               Business Administration (Finance Concentration) by Adelphi
                               University in 1971. He is a member of the Urban Land Institute and the American Society of Real Estate Counselors. He has
                               lectured before the Practising Law Institute, the New York
                               University Real Estate Institute, the Urban Land Institute and
                               the International Council of Shopping Centers. He is a Trustee
                               of the Crohn's & Colitis Foundation of America, Inc. Trustee
                               of RPS since 1990. After the Distribution, Mr. Blank is
                               expected to serve as a trustee of Ramco-Gershenson Properties
                               Trust (formerly named RPS Realty Trust).

        NAME           AGE                         OFFICES AND POSITIONS
---------------------  ----    --------------------------------------------------------------

Edward Blumenfeld....    55    A principal of Blumenfeld Development Group, Ltd, a real
                               estate development firm principally engaged in the development of commercial properties, since 1978. Trustee of RPS since
                               1988.*
Samuel M.                56    Engaged in the private practice of law for more than five
  Eisenstat..........          years. Mr. Eisenstat serves as a director of various mutual funds managed by Sun America Asset Management and of UMB Bank
                               & Trust Co. Mr. Eisenstat received a B.S. degree from New York
                               University School of Commerce in 1961 and graduated from New
                               York University School of Law. Trustee of RPS since 1986.*
Arthur H. Goldberg...    53    President of Manhattan Associates, LLC, a merchant and
                               investment banking firm since February 1994. Prior to that,
                               Mr. Goldberg was Chairman of Reich & Company, Inc. (formerly,
                               Vantage Services, Inc.), a securities brokerage and investment brokerage firm from January 1990 to December 1993. Mr.
                               Goldberg was employed by Integrated Resources, Inc. from its inception in December 1968, as President and Chief Operating
                               Officer from May 1973 and as Chief Executive Officer from
                               February 1989, until January 1990. On February 13, 1990,
                               Integrated Resources, Inc. filed a voluntary petition for
                               reorganization under Chapter 11 of the United States
                               Bankruptcy Code. Mr. Goldberg has been a member of the Bar of the State of New York since 1967. He is a graduate of New York
                               University School of Commerce and its School of Law. Trustee
                               of RPS since 1988.* After the Distribution, Mr. Goldberg is expected to be a trustee of Ramco-Gershenson Properties Trust
                               (formerly named RPS Realty Trust).
William A. Rosoff....    52    Vice-Chairman of Advanta Corporation, a financial services company, since January, 1996. Prior thereto, Mr. Rosoff was associated with the law firm of Wolf, Block, Schorr and
                               Solis-Cohen since 1969, a partner since 1975. Mr. Rosoff is a past chairman of that firm's Executive Committee and is a past chairman of its tax department. Mr. Rosoff serves on the Legal
                               Activities Policy Board of Tax Analysts, the Tax Practice
                               Advisory Board for Little, Brown & Company, and the Advisory
                               Board for Warren, Gorham and Lamont's Journal of Partnership
                               Taxation. He is a fellow of the American College of Tax
                               Counsel. Mr. Rosoff serves as a member of the Board of
                               Directors of the Philadelphia Chapter of the American Jewish
                               Congress and is a member of the Board of Regents of the
                               Philadelphia chapter of the American Society for Technion. Mr.
                               Rosoff earned a B.S. degree with honors from Temple University in 1964, and earned an LL.B magna cum laude from the
                               University of Pennsylvania Law School in 1967. Trustee of RPS
                               since 1990.
Alfred D. Stalford...    73    Previously engaged in the business of mortgage brokerage and real estate sales, principally involving commercial
                               properties. He has since retired from the mortgage brokerage business. Mr. Stalford has extensive mortgage loan and real estate experience and has served on a number of government commissions, including the California Commission of Housing and Community Development, the Board of Directors of the
                               National Housing Conference, vice chairman of the Special
                               Advisory Committee on Disposition of certain California
                               surplus land and the Board of Directors of the California
                               Exposition and Fair Corporation, a nonprofit corporation
                               established by the State of California (of which he served as
                               Chairman of the Board for a period of time). Trustee of RPS since 1983.*

---------------
* Includes service with RPS' predecessors.

     The Company's Board of Trustees will be composed of nine Trustees, each of whom will serve until the respective successors are elected and qualified (on March 21, 1996, the Board of Trustees increased the number of Trustees constituting the Board of Trustees from eight to nine, and in connection therewith, elected Mr. Stalford to serve as a Trustee). The Audit Committee, established in January, 1996, consists of three Trustees, Messrs. Blumenfeld, Eisenstat and Goldberg. The Audit Committee meets with management and the Company's independent accountants to determine the adequacy of internal controls and other financial reporting matters.

EXECUTIVE OFFICERS

     Listed below is certain information as to the Company's executive officers who have been selected to serve after the Distribution.

         NAME            AGE                           POSITION
-----------------------  ---     -----------------------------------------------------
Joel M. Pashcow........  53      Chairman and President
Edwin R. Frankel(1)....  50      Executive Vice President, Chief Financial Officer and
                                 Secretary

------------------------------------
(1) Mr. Frankel succeeded Marvin D. Kenigsberg as Executive President, Chief Financial Officer and Secretary of the Company, effective March 21, 1996.

     Mr. Frankel has been associated with RPS since 1983, which includes service with RPS' predecessors, and currently serves as its Senior Vice President and Treasurer.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     Mr. Pashcow will receive no cash compensation for serving as an executive officer of the Company. See "Risk Factors -- Dependence on Limited Personnel." Mr. Frankel will receive compensation of $60,000 per annum for serving as Executive Vice President, Chief Financial Officer and Secretary of the Company.

TRUSTEES

     The Trustees will not receive any compensation for serving as a trustee and likewise will not receive any compensation for attending meetings or for serving on any committees of the Board of Trustees; however, Trustees will receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings.

           DESCRIPTION OF THE COMPANY'S SHARES OF BENEFICIAL INTEREST

     The following summary of the Company's Shares does not purport to be complete and is subject to and qualified in its entirety by reference to the Company's Declaration of Trust and Bylaws, copies of which are exhibits to the Registration Statement on Form 10 registering the Shares under the Exchange Act. See "Additional Information."

GENERAL

     The Company's Declaration of Trust provides that the Company may issue up to 10,000,000 Shares, par value $.01 per share, and 10,000,000 excess shares of beneficial interest, par value $.01 per share ("Excess Shares"). At December 31, 1995, there were 10,000 Shares issued and outstanding. Upon completion of the Distribution, 3,561,552 Shares will be issued and outstanding. Under the Maryland REIT law, a shareholder is not personally liable for the obligations of a real estate investment trust.

SHARES

     All Shares, upon issuance pursuant to the Distribution, will be duly authorized, fully paid and nonassessable. Subject to the provisions of the Company's Declaration of Trust regarding Excess Shares, holders of Shares are entitled to receive distributions on such Shares if, as and when authorized and declared by the Board of Trustees of the Company out of assets legally available therefor and to share ratably in the assets of the Company legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding up after payment of, or adequate provision for, all known debts and liabilities of the Company.

     Subject to the provisions of the Company's Declaration of Trust regarding Excess Shares, each outstanding Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of trustees, and the holders of Shares will possess exclusive voting power. There is no cumulative voting in the election of trustees, which means that the holders of a majority of the outstanding Shares can elect all of the trustees then standing for election and the holders of the remaining Shares will not be able to elect any trustee.

     Holders of Shares shall have no preference, conversion, exchange, sinking fund, redemption or appraisal rights, and have no preemptive rights to subscribe for any securities of the Company. Subject to the provisions of the Company's Declaration of Trust regarding Excess Shares, all Shares will have equal distribution, liquidation and other rights.

     Under the Maryland REIT law, a Maryland real estate investment trust generally cannot amend its declaration of trust or merge, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter unless a greater or a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the trust's declaration of trust. The Company's Declaration of Trust permits the Company to merge, consolidate or sell all or substantially all of the property if approved by the Board of Trustees and by shareholders entitled to cast a majority of all the votes entitled to be cast on the matter. The Company's Declaration of Trust provides that the Company shall continue for a period of 18 months from the Distribution Date, during which time it shall reduce to cash or cash equivalents the Company Assets and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, as soon as practicable following the Distribution and within such 18-month period (unless on or before the expiration of such 18-month period the holders of at least two-thirds of the outstanding Shares approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to RPS that has been assumed by the Company has not been satisfactorily resolved). If the Company enters into a definitive merger or business combination agreement with another real estate entity prior to the expiration of such 18-month period, the Company shall continue automatically until the earlier of (i) the closing of such merger or business combination and
(ii) the termination of any definitive agreement relating thereto. Under the Maryland REIT law, a declaration of trust may permit the trustees by a two-thirds vote to amend the declaration of trust from time to time to qualify as a REIT under the Code or the Maryland REIT law without the affirmative vote or written consent of the shareholders. The Company's Declaration of Trust permits such action by the Board of Trustees.

EXCESS SHARES

     For a description of Excess Shares, see "-- Restrictions on Transfer."

RESTRICTIONS ON TRANSFER

     For the Company to qualify as a REIT under the Code, its shares of beneficial interest must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT is made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of beneficial interest may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).

     Because the Board of Trustees believes that it is at present essential for the Company to qualify as a REIT, its Declaration of Trust, subject to certain exceptions, contains restrictions on the number of shares of beneficial interest that a person may own. The Declaration of Trust provides that no person may own, or be deemed to own by virtue of the attribution provisions of the Code, more than the lesser of 9.8% (the "Ownership Limit") of the number or value of the outstanding Shares. The Company's Board of Trustees, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to it and upon such other conditions as the Board may establish, may exempt a proposed transferee from the Ownership Limit. (However, the Board may not grant such an exemption to any proposed transferee whose ownership, direct or indirect, of in excess of 9.8% of the value of the outstanding Shares would result in the termination of the Company's status as a REIT.) As a condition of such exemption, the intended transferee must give written notice to the Company of the proposed transfer no later than the fifteenth day prior to any transfer which, if consummated, would result in the intended transferee owning shares in excess of the Ownership Limit. The Board of Trustees may require such other information as it may request in order to determine the effect of such transfer on the Company's status as a REIT. Any transfer of shares of beneficial interest that would (a) create a direct or indirect ownership of shares of beneficial interest in excess of the Ownership Limit, (b) result in the shares of beneficial interest being owned by fewer than 100 persons or (c) result in the Company being "closely held" within the meaning of
Section 856(h) of the Code, will be null and void and the intended transferee will acquire no rights to the shares of beneficial interest. The foregoing restrictions on transferability and ownership will not apply if the Board of Trustees determines that it is no longer in the best interests of the Company to attempt to qualify, or to continue to qualify, as a REIT.

     Any purported transfer of shares that would result in a person owning shares in excess of the Ownership Limit or cause the Company to be "closely held" under Section 856(h) of the Code that is not otherwise permitted as provided above will constitute Excess Shares, which will be transferred by operation of law to a trustee of a trust for the exclusive benefit of one or more charitable beneficiaries until such time as the trustee of the trust sells the Excess Shares to a person, designated by the trustee, whose ownership of such shares will not violate the Ownership Limit. Upon such sale, the interest of the charitable beneficiary in the Excess Shares sold shall terminate and the trustee shall distribute the net proceeds of the sale to the intended transferee and to the charitable beneficiary. The intended transferee shall receive the lesser of (i) the price paid by the intended transferee for the shares or, if the intended transferee did not give value for the shares in connection with the event causing the shares to be held in the trust (e.g., in the case of a gift, devise or other such transaction), the fair market value of the shares on the day of the event causing the shares to be held in the trust and (ii) the price per share received by the trustee from the sale or other disposition of the shares held in the trust. Any net sales proceeds in excess of the amount payable to the intended transferee shall be immediately paid to the charitable beneficiary. While these Excess Shares are held in trust, they will not be entitled to vote or to share in any dividends or other distributions. In addition, such Excess Shares held in trust are subject to purchase by the Company at a purchase price equal to the lesser of the price paid for the shares by the intended transferee (or, in the case of a devise or gift, the fair market value at the time of such devise or gift) and the fair market value of the Excess Shares on the date the Company exercises its right to purchase. Fair market value on any date shall mean the last sale price for such shares, regular way, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq National Market, or, if such shares are not listed or admitted to trading on the Nasdaq National Market, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board of Trustees or, in the event that no trading price is available for such shares, the fair market value of the shares, as determined in good faith by the Board of Trustees. While the Excess Shares are held in trust, the intended transferee shall not benefit economically from ownership of such shares, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the Excess Shares held in trust. The trustee of the trust shall have all voting rights and rights to dividends or other distributions with respect to the Excess Shares held in trust, which rights shall be exercised for the exclusive benefit of the charitable beneficiary or beneficiaries. Any dividend or distribution paid to a proposed transferee of Excess Shares prior to the discovery by the Company that such shares of beneficial interest have been transferred in violation of the provisions of the Declaration of Trust shall be repaid to the Company upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the trustee of the trust. Any dividends or distributions so paid over to the trustee shall be held in trust for the charitable beneficiary or beneficiaries. Subject to Maryland law, effective as of the date that Excess Shares have been transferred to the trustee, the trustee shall have the authority (at the trustee's sole discretion) (i) to rescind as void any vote cast by an intended transferee prior to the discovery by the Company that Excess Shares have been transferred to the trustee and (ii) to recast such vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary or beneficiaries. Until the Company has received notification that Excess Shares have been transferred into a trust, the Company shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders. If the foregoing transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Shares may be deemed, at the option of the Company, to have acted as an agent on behalf of the Company in acquiring the Excess Shares and to hold the Excess Shares on behalf of the Company.

     All certificates representing Shares will bear a legend referring to the restrictions described above.

     All persons who own, directly or by virtue of the attribution provisions of the Code, more than five percent (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the outstanding Shares must give a written notice containing certain information to the Company by January 31 of each year. In addition, each shareholder shall be required to disclose to the Company in writing such information with respect to the direct, indirect and constructive ownership of Shares as the Board of Trustees requests, in good faith, in order to determine the Company's status as a REIT and to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

     These ownership limitations could delay, defer or prevent a transaction or a change of control on the Company that might involve a premium price for the Shares or otherwise be in the best interest of the shareholders.

TRANSFER AGENT AND REGISTRAR

     The transfer agent and registrar for the Shares will be American Stock Trust & Transfer Company, New York, New York.

                   CERTAIN PROVISIONS OF MARYLAND LAW AND OF
                 THE COMPANY'S DECLARATION OF TRUST AND BYLAWS

     The following summary of certain provisions of Maryland law and the Company's Declaration of Trust and Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to the Company's Declaration of Trust and Bylaws, copies of which are exhibits to the Registration Statement on Form 10 registering the Shares under the Exchange Act. See "Additional Information."

BUSINESS COMBINATIONS

     Under the Maryland General Corporation Law, as amended ("MGCL"), as applicable to Maryland real estate investment trusts, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland real estate investment trust and any person who beneficially owns 10% or more of the voting power of the trust's shares or an affiliate of the trust who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting shares of beneficial interest of the trust (an "Interested Shareholder") or an affiliate thereof are prohibited for five years after the most recent date on which the Interested Shareholder became an Interested Shareholder. Thereafter, any such business combination must be recommended by the board of trustees of such trust and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares of beneficial interest of the trust and (b) two-thirds of the votes entitled to be cast by holders of voting shares of the trust other than shares held by the Interested Shareholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other conditions, the trust's common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of trustees of the trust prior to the time that an Interested Shareholder becomes an Interested Shareholder.

CONTROL SHARE ACQUISITIONS

     The MGCL, as applicable to Maryland real estate investment trusts, provides that "control shares" of a Maryland real estate investment trust acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of the beneficial interest owned by the acquiror, by officers or by trustees who are employees of the trust. "Control shares" are voting shares of beneficial interest which, if aggregated with all other such shares of beneficial interest previously acquired by the acquiror, or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include shares of beneficial interest the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of trustees of the trust to call a special meeting of shareholders to be held within 50 days of demand to consider voting rights of the shares. If no request for a meeting is made, the trust may itself present the question at any shareholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the trust may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares of beneficial interest entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares of beneficial interest as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

     The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the trust is a party to the transaction, or (b) to acquisitions approved or exempted by the declaration of trust or bylaws of the trust.

     The Bylaws of the Company contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of the Company's shares of beneficial interest. There can be no assurance that such provision will not be amended or eliminated at any time in the future.

AMENDMENT TO THE DECLARATION OF TRUST

     Under the Maryland REIT law, a real estate investment trust generally cannot amend its declaration of trust or merge, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in its declaration of trust. The Company's Declaration of Trust provides for a majority vote with respect to such matters. Under the Maryland REIT law, a declaration of trust may permit the trustees by a two-thirds vote to amend the provisions of the declaration of trust from time to time to qualify as a REIT under the Code or the Maryland REIT law without the affirmative vote or written consent of the shareholders. The Company's Declaration of Trust permits such action by the Board of Trustees.

DISSOLUTION OF THE COMPANY

     Pursuant to the Company's Declaration of Trust, the Company shall continue for a period of 18 months from the Distribution Date, during which time it shall reduce to cash or cash equivalents the Company Assets and either (i) make a liquidating distribution to its shareholders or (ii) agree to merge or combine operations with another real estate entity, in either case, as soon as practicable following the Distribution and within such 18-month period (unless on or before the expiration of such 18-month period the holders of at least two-thirds of the outstanding Shares approve the extension of such date or such date is automatically extended without a shareholder vote because a contingent tax liability relating to RPS that has been assumed by the Company has not been satisfactorily resolved). If the Company enters into a definitive merger or business combination agreement with another real estate entity prior to the expiration of such 18-month period, the Company shall continue automatically until the earlier of (i) the closing of such merger or business combination and
(ii) the termination of any definitive agreement relating thereto. In the event that at the end of the Term the Company is unable to achieve its objectives, and the shareholders of the Company have not approved an extension of such date (or such date is not automatically extended without a shareholder vote because a contingent tax liability relating to RPS that has been assumed by the Company has been satisfactorily resolved), the Company's Trustees will appoint an independent third party to liquidate the Company's remaining assets.

ADVANCE NOTICE OF TRUSTEE NOMINATIONS AND NEW BUSINESS

     The Company's Bylaws provide that (a) with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of meeting, (ii) by the Board of Trustees or
(iii) by a shareholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws and (b) with respect to special meetings of shareholders, only the business specified in the Company's notice of meeting may be brought before the meeting of shareholders and nominations of persons for election to the Board of Trustees may be made only (i) pursuant to the Company's notice of meeting, (ii) by the Board of Trustees or (iii) provided that the Board of Trustees has determined that trustees shall be elected at such meeting by a shareholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE DECLARATION OF TRUST AND BYLAWS

     The business combination provisions and, if the applicable provision in the Bylaws is rescinded, the control share acquisition provisions of the MGCL and the provisions of the Company's Declaration of Trust and Bylaws could delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for holders of Shares or otherwise be in their best interest.

MARYLAND ASSET REQUIREMENTS

     To maintain its qualification as a Maryland real estate investment trust, the Maryland REIT law requires that the Company hold, either directly or indirectly, at least 75% of the value of its assets in real estate assets, mortgages or mortgage-related securities, government securities, cash and cash equivalent items, including high-grade short-term securities and receivables. The Maryland REIT law also prohibits using or applying land for farming, agriculture, horticulture or similar purposes.

                      COMPARISON OF RIGHTS OF SHAREHOLDERS
                     OF THE COMPANY AND SHAREHOLDERS OF RPS

     The Company is organized as a real estate investment trust under the laws of the State of Maryland. As a Maryland real estate investment trust, the Company is governed by Title 8 and certain other provisions of the Annotated Code of Maryland. RPS is a common law business trust organized under the laws of the Commonwealth of Massachusetts. As a Massachusetts business trust, the Company is governed by Massachusetts law. Moreover, it is a general practice for both Maryland REITs and Massachusetts business trusts to address a wide range of governance matters through provisions contained in their declarations of trust. The Company is governed by its Declaration of Trust and its Bylaws. Similarly, RPS is governed by its existing Amended and Restated Declaration of Trust dated October 14, 1988 ("RPS's Declaration") and its Bylaws ("RPS's Bylaws"). A number of differences between Title 8 and Massachusetts law and among these various documents are summarized below.

     The discussion of the comparative rights of the Shareholders of the Company and the shareholders of RPS set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to Title 8 and Massachusetts law and also to the Declaration of Trust, Bylaws, RPS's Declaration and RPS's Bylaws. Copies of the Declaration of Trust and Bylaws have been filed as Exhibit 3.2 and 3.4, respectively, to the Company's Registration Statement on Form 10 registering the Shares under the Exchange Act.

     Personal Liability of Trustees. Title 8 provides that trustees of a Maryland real estate investment trust are not personally liable for the obligations of the real estate investment trust, except that trustees will be personally liable for any act constituting bad faith, willful malfeasance, gross negligence or reckless disregard of the Trustee's duties, subject to the liability limitation provision in the Declaration of Trust described below. Under the common law of Massachusetts, which does not treat a trust as a separate business entity, liabilities of a business trust are technically the liabilities of the trustees individually, to the extent not negated by contract. However, Massachusetts common law and RPS's Declaration provide that RPS's trustees are entitled to indemnification from RPS for such liabilities. The potential effect of such distinction is that, under Title 8, trustees of the Company (except as noted in the first sentence of this paragraph) would not be personally liable for Company liabilities, but trustees of RPS would be personally liable for RPS liabilities to the extent such liabilities exceed RPS's ability to indemnify such trustees.

     Certain Amendments to Declaration of Trust. Under Title 8 and the Declaration of Trust, the trustees, by a two-thirds vote, may at any time amend the Declaration of Trust to enable the Company to qualify as a REIT under the Code or Title 8, without the approval of the Company's shareholders. RPS's Declaration permits a majority of the Board of Trustees to amend or repeal any provision of RPS's Declaration without shareholder consent to the extent such provision conflicts with the requirements of the Code relating to REITs.

     Duties and Liability of Trustees and Officers. Title 8 does not specifically set forth the duties of the trustees of a Maryland real estate investment trust. The Declaration of Trust permits reference to the statutory standard of conduct for directors of a Maryland corporation, which would require the trustees to act in good faith, with a reasonable belief that their actions are in the best interests of the Company and with the care of an ordinarily prudent person in a like position under similar circumstances. Nevertheless, pursuant to Title 8 and the Declaration of Trust, the liability of trustees and officers of the Company to the Company or to any shareholder of the Company for money damages has been eliminated, except (a) for actual receipt of an improper personal benefit or profit in money, property or services and (b) for active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding.

     No Massachusetts statute specifically sets forth the duties of trustees of a Massachusetts business trust. However, judicial decisions in Massachusetts have equated the duties of trustees of a common law business trust with those of corporate directors. To the extent that a court in Massachusetts might determine that the current provisions of the Massachusetts Business Corporation Law with respect to directors of a Massachusetts business corporation are applicable to trustees of a common law business trust such as RPS, such trustees would have the obligation to perform their duties as trustees in good faith, and in a manner they reasonably believe to be in the best interests of the trust, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. RPS's Declaration provides that a trustee, officer, employee or agent of RPS will be liable only for liabilities arising from such individual's breach of his duty of loyalty to RPS, his intentional acts or omissions not in good faith or which involve knowing misconduct or knowing violations of law, or for any transaction from which he has derived a personal benefit.

     Based on the advice of Maryland and Massachusetts counsel, the Company believes that, as a practical matter, the duties of and the standards for imposing liability on trustees and officers of real estate investment trusts under Title 8 and on trustees and officers of Massachusetts business trusts are similar, but that there may be circumstances in which the conduct of a trustee or officer of RPS may fall within one of the exceptions to the elimination of liability under RPS's Declaration but which would not fall within either of the exceptions to the elimination of liability under the Declaration of Trust, as described in the preceding two paragraphs.

     Indemnification of Trustees and Officers. Under the Bylaws, the Company will be required to indemnify any trustee or officer (a) against reasonable expenses incurred by him in the successful defense (on the merits or otherwise) of any proceeding to which he is made a party by reason of such status or (b) against any claim or liability to which he may become subject by reason of such status unless it is established that (i) the act or omission giving rise to the claim was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful. The Company will also be required by the Bylaws to pay or reimburse, in advance of a final disposition, reasonable expenses of a trustee or officer made a party to a proceeding by reason of his status as such upon receipt of a written affirmation by the trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification under the Bylaws and a written undertaking by or on his behalf to repay such expenses if it shall ultimately be determined that the applicable standard was not met.

     RPS's Declaration contains similar indemnification requirements (including with respect to advancing defense expenses) such that, based on the advice of Maryland and Massachusetts counsel, the Company believes that, as a practical matter, the rights of the trustees and officers of the Company and of RPS to indemnification and advancing defense expenses are similar.

     Restrictions on Investment and Use. To maintain its qualification as a Maryland REIT, Title 8 requires that the Company hold, either directly or indirectly, at least 75% of the value of its assets in real estate assets, mortgages or mortgage-related securities, government securities, cash and cash equivalent items, including high-grade short-term securities and receivables. Title 8 also prohibits using or applying land for farming, agricultural, horticultural or similar purposes, Massachusetts law contains no similar restrictions on investments and use of assets in order for RPS to maintain its qualification as a Massachusetts common law business trust. RPS's Declaration contains restrictions on investment which relate to RPS's historic mortgage-lending business. Pursuant to RPS's Declaration, the Board of Trustees shall not: (a) invest in any foreign currency, bullion, commodities, or commodities futures contracts; (b) invest in contracts of sale, except when held as security for mortgage loans made or acquired by RPS; (c) engage in any short sale; (d) invest in any security in any entity holding investments or engaging in activities prohibited by RPS's Declaration; (e) invest in mortgage loans secured by any one property or equity investments in any one property which would exceed an amount equal to 20% of RPS's assets; (f) invest in mortgage loans to or from any one borrower which would exceed, in the aggregate, an amount greater than 20% of RPS's assets; (g) invest in mortgage loans on any one property if the aggregate amount of RPS's mortgage loan and all senior indebtedness at origination of the mortgage loan would exceed an amount equal to 85% of the appraised value of the property as determined by an independent appraisal, unless the trustees determine that an increased amount is justified by additional credit or collateral, such as personal guarantees or the pledge of additional assets; (h) originate mortgage loans which are insured or guaranteed by the federal government (although RPS may acquire such types of mortgage loans); (i) issue "redeemable securities" (as defined in Section 2(a)(32) of the Investment Company Act of 1940), "face amount certificates of the installment type" (as defined in Section 2(a)(15) thereof), or "periodic payment plan certificates" (as defined in Section 2(a)(27) thereof); and (j) until the later of at least five years from the closing of the formation of RPS, or such date as Arthur Goldberg ceases to be a trustee of RPS, make or sell mortgage loans to or, except in connection with the formation of RPS, purchase or acquire mortgage loans from, Integrated Resources, Inc. or its affiliates; obtain financing from Integrated Resources, Inc. or its affiliates; or enter into joint investments with Integrated Resources, Inc. or its affiliates; provided, however, that RPS is not prohibited from (i) acquiring all of the outstanding securities or substantially all of the assets of an entity sponsored or wholly-owned by Integrated Resources, Inc. or its affiliates, or (ii) issuing collateralized mortgage obligations to, or obtaining secured borrowings for, Integrated Resources, Inc., if the independent trustees unanimously approve the transaction.

     Powers of Trustees. The Declaration of Trust grants to the trustees general authority over the Company's business and assets and further specifically provides that the trustees may take any and all actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. RPS's Declaration grants to the trustees general authority over RPS's business and assets, as well as certain enumerated rights and powers, subject to certain specified restrictions on investments.

     Number of Trustees; Quorum. The number of trustees constituting the Board of Trustees of the Company is nine. The number of trustees constituting the Board of Trustees of RPS is nine. In addition, under RPS's Declaration, a majority of trustees constitutes a quorum for a meeting of the Board of Trustees. Under the Bylaws, a quorum requires the presence of at least a majority of the trustees.

     Certain Business Combinations. RPS's Declaration requires, in certain circumstances, the affirmative vote of not less than 80% of the outstanding RPS Shares (other than RPS Shares held by an "Acquiring Person," as defined in RPS's Declaration) to approve certain business combinations or transactions with such Acquiring Persons. The Declaration of Trust does not contain such a provision; however, as described under "Certain Provisions of Maryland Law and of the Company's Declaration of Trust and Bylaws," Maryland law contains provisions which restrict certain transactions between a Maryland REIT and certain "Interested Shareholders," as well as certain other acquisition transactions. See "Certain Provisions of Maryland Law and of the Company's Declaration of Trust and Bylaws."

     Committees of the Board. The Bylaws permit the trustees to appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of two or more trustees, to serve at the pleasure of the trustees. RPS's Declaration requires an Audit Committee consisting of one or more Independent Trustees, and permits (but does not require) the establishment of a Compensation Committee comprised of one or more trustees and an Executive Committee comprised of three or more trustees, none of whom are required to be Independent Trustees.

     Shares Issuable. Under the Declaration of Trust, up to 10,000,000 shares of beneficial interest are authorized to be issued, which number of shares may be increased or decreased by an amendment to the Declaration of Trust adopted by the Board of Trustees of the Company, without shareholder approval. Under RPS's Declaration, the number of shares of beneficial interest issuable by RPS is unlimited.

                        SHARES ELIGIBLE FOR FUTURE SALE

     Upon completion of the Distribution, the Company will have outstanding approximately 3,561,552 Shares, all of which will be freely tradeable without restrictions for further registration under the Securities Act, except for any Shares distributed to an "affiliate" of the Company which will be subject to the resale limitations of Rule 144 under the Securities Act and except for certain restrictions on transfer in order to prevent ownership which might, among other things, jeopardize the Company's status as a REIT, as described in "Description of the Company's Shares of Beneficial Interest -- Restrictions on Transfer," above.

     In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned shares that are "restricted securities" for at least two years, and any person who is an "affiliate" (as that term is defined under the Securities Act) is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of one percent of the then outstanding shares (in the case of the Company, approximately 35,615 Shares following completion of the Distribution) or the average weekly trading volume in the company's common stock in composite trading on all exchanges during the four calendar weeks preceding such sale. A person (or persons whose shares are aggregated) who is not deemed an "affiliate" of the Company and who has beneficially owned restricted securities for at least three years is entitled to sell such shares under Rule 144 without regard to the volume limitations described above. The foregoing summary of Rule 144 is not intended to be a complete description thereof.

                    INDEMNIFICATION OF TRUSTEES AND OFFICERS

     The Maryland REIT law permits a Maryland real estate investment trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Company's Declaration of Trust contains such a provision which eliminates such liability to the maximum extent permitted by Maryland law.

     The Company's Declaration of Trust authorizes it, to the maximum extent permitted by Maryland law, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any present or former trustee or officer or (b) any individual who, while a trustee of the Company and at the request of the Company, serves or has served another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a trustee, director, officer or partner of such real estate investment trust, corporation, partnership, joint venture or other enterprise. The Bylaws of the Company obligate it, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former trustee or officer who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a trustee of the Company and at the request of the Company, serves or has served another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a trustee, director, officer or partner of such real estate investment trust, corporation, partnership, joint venture or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Declaration of Trust and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company. The Bylaws require the Company to indemnify a trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

     The Maryland REIT law permits a Maryland real estate investment trust to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as is permitted by the MGCL for directors and officers of Maryland corporations. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in right of the corporation. In accordance with the MGCL, the Bylaws of the Company require it, as a condition to advancing expenses, to obtain (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company as authorized by the Bylaws and (b) a written statement by or on his behalf to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that the standard of conduct was not met.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees of the Company has appointed Deloitte & Touche LLP as the Company's independent auditors to audit the Company's financial statements.

                             ADDITIONAL INFORMATION

     The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form 10 under the Exchange Act with respect to the Shares being received by shareholders of RPS in the Distribution. This Information Statement does not contain all of the information set forth in the Form 10 Registration Statement and the exhibits thereto, to which reference is hereby made. Statements made in this Information Statement as to the contents of any contract, agreement or other documents referred to herein are not necessarily complete. With respect to each such contract, agreement or other document filed as an exhibit to the Form 10 Registration Statement, reference is made to such exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference. The Form 10 Registration Statement and the exhibits thereto filed by the Company with the Commission may be inspected at the public reference facilities of the Commission listed below.

     After the Distribution, the Company will be subject to the informational requirements of the Exchange Act, and in accordance therewith will file reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at its principal offices at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                       PAGE
                                                                                       -----
ATLANTIC REALTY TRUST
  Independent Auditors' Report.......................................................  F-2
  Balance Sheet of the Company as of December 31, 1995...............................  F-3
NET ASSETS TO BE TRANSFERRED TO ATLANTIC REALTY TRUST
  Independent Auditors' Report.......................................................  F-4
  Combined Balance Sheets of the Net Assets to be Transferred to the Company as of
     September 30, 1995 (Unaudited) and December 31, 1995 and 1994...................  F-5
  Combined Statements of Operations of the Net Assets to be Transferred to the
     Company for the Nine Months Ended September 30, 1995 (Unaudited) and for the
     Years Ended December 31, 1995, 1994 and 1993....................................  F-6
  Combined Statements of Shareholder's Equity of the Net Assets to be Transferred to
     the Company for the Years Ended December 31, 1995, 1994 and 1993................  F-7
  Combined Statements of Cash Flows of the Net Assets to be Transferred to the
     Company for the Nine Months Ended September 30, 1995 (Unaudited) and for the
     Years Ended December 31, 1995, 1994 and 1993....................................  F-8
  Notes to Combined Financial Statements for the Nine Months Ended September 30, 1995
     (Unaudited) and for the Years Ended December 31, 1995, 1994 and 1993............  F-9
COMPANY PRO FORMA FINANCIAL STATEMENTS
  Pro Forma Statements of Net Assets in Liquidation as of September 30, 1995
     (Unaudited) and December 31, 1995 (Unaudited)...................................  F-18
  Pro Forma Statement of Changes in Net Assets in Liquidation for the Year Ended
     December 31, 1995 (Unaudited)...................................................  F-20
  Notes to Pro Forma Financial Statements for the Nine Months Ended September 30,
     1995 (Unaudited) and for the Year Ended December 31, 1995 (Unaudited)...........  F-21
HYLAN SHOPPING PLAZA
  Independent Accountant's Report....................................................  F-22
  Balance Sheets of Hylan Shopping Plaza as of December 31, 1995 and 1994............  F-23
  Statements of Operations and Capital Deficit of Hylan Shopping Plaza for the Years
     Ended December 31, 1995, 1994 and 1993..........................................  F-24
  Statements of Cash Flows of Hylan Shopping Plaza for the Years Ended December 31,
     1995, 1994 and 1993.............................................................  F-25
  Notes to Financial Statements of Hylan Shopping Plaza for the Years Ended December
     31, 1995, 1994 and 1993.........................................................  F-26

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of
Atlantic Realty Trust:

     We have audited the accompanying balance sheet of Atlantic Realty Trust (the "Trust") as of December 31, 1995. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

     In our opinion, such balance sheet presents fairly, in all material respects, the financial position of the Trust at December 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
March 5, 1996

                             ATLANTIC REALTY TRUST

                                 BALANCE SHEET
                               DECEMBER 31, 1995

ASSET -- Cash.........................................................................  $100
                                                                                        ====
SHAREHOLDERS' EQUITY -- Common stock (10,000 shares outstanding at $.01 par value)....  $100
                                                                                        ====

---------------
Note: Atlantic Realty Trust (the "Trust"), a wholly-owned subsidiary of RPS
      Realty Trust, was formed on July 27, 1995 and funded on October 11, 1995 for the purpose of liquidating the mortgage loan portfolio and certain other assets and liabilities to be transferred to the Trust from RPS Realty Trust.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of
RPS Realty Trust and
Atlantic Realty Trust:

     We have audited the accompanying combined balance sheets of the Net Assets to be Transferred to Atlantic Realty Trust as of December 31, 1995 and 1994 and the related combined statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1995. These combined financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such combined financial statements present fairly, in all material respects, the financial position of the Net Assets to be Transferred to Atlantic Realty Trust as of December 31, 1995 and 1994, and the results of their operations and cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

     As more fully described in Note 1, Atlantic Realty Trust will be obligated to adopt the liquidation basis of accounting upon completion of the Transaction. The accompanying combined financial statements do not give effect to the adjustments, if any, to be recorded at such time.

Deloitte & Touche LLP
New York, New York
March 7, 1996

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

                            COMBINED BALANCE SHEETS
        AS OF SEPTEMBER 30, 1995 (UNAUDITED), DECEMBER 31, 1995 AND 1994

                                                        DECEMBER 31,
                                                ----------------------------   SEPTEMBER 30,
                                                   1995             1994            1995
                                                -----------      ----------- ------------------
                                                                                (UNAUDITED)
ASSETS
MORTGAGE LOANS RECEIVABLE -- Net of allowance
  for possible loan losses of $10,231,336 in
  1995, $6,581,336 in 1994 and $9,581,336 at
  September 30, 1995..........................  $36,023,265      $39,417,669      36,417,669
INVESTMENT IN REAL ESTATE -- Net..............    6,866,189        7,503,105       7,693,405
SHORT-TERM INVESTMENTS........................    3,356,995        1,342,979       2,245,447
INTEREST AND ACCOUNTS RECEIVABLE..............    7,523,583        7,363,759       7,492,118
OTHER ASSETS..................................      460,000          460,000         460,000
                                                -----------      -----------     -----------
          TOTAL...............................  $54,230,032      $56,087,512      54,308,639
                                                ===========      ===========     ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
  Accounts payable............................  $   717,036      $   546,299         765,282
  Deferred commitment fees....................      346,320          346,320         346,320
                                                -----------      -----------     -----------
     Total liabilities........................    1,063,356          892,619       1,111,602
COMMITMENTS AND CONTINGENCIES.................           --               --              --
SHAREHOLDERS' EQUITY..........................   53,166,676       55,194,893      53,197,037
                                                -----------      -----------     -----------
          TOTAL...............................  $54,230,032      $56,087,512     $54,308,639
                                                ===========      ===========     ===========

                  See notes to combined financial statements.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

                       COMBINED STATEMENTS OF OPERATIONS
  FOR NINE MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED) AND FOR THE YEARS ENDED
                        DECEMBER 31, 1995, 1994 AND 1993

                                                                                      NINE MONTHS
                                                  YEAR ENDED DECEMBER 31,                ENDED
                                         -----------------------------------------   SEPTEMBER 30,
                                            1995            1994           1993           1995
                                         -----------     ----------     ----------   --------------
                                                                                      (UNAUDITED)
REVENUES:
  Interest income......................   $3,515,614     $3,514,395     $5,185,483       2,626,329
  Contingent interest and fee income...       63,028         41,836        134,004          63,028
  Rental income........................      994,369        867,288        169,314         768,433
                                          ----------     ----------     ----------      ----------
     Total revenues....................    4,573,011      4,423,519      5,488,801       3,457,790
                                          ----------     ----------     ----------      ----------
EXPENSES:
  Provision for possible loan losses...    3,650,000      2,100,000      4,100,000       3,000,000
  Provision for impairment of real
     estate............................      800,000             --             --              --
  General and administrative
     expenses..........................    1,185,161        910,760        865,092         819,664
  Property operating...................      200,209        125,750          3,923         148,780
  Real estate tax......................      311,642        502,046         72,377         255,271
  Depreciation.........................      108,763         62,905         11,518          81,547
                                          ----------     ----------     ----------      ----------
     Total expenses....................    6,255,775      3,701,461      5,052,910       4,305,262
                                          ----------     ----------     ----------      ----------
          NET INCOME (LOSS)............  $(1,682,764)    $  722,058     $  435,891    $   (847,472)
                                          ==========     ==========     ==========      ==========

                  See notes to combined financial statements.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

                  COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED) AND FOR THE YEARS ENDED
                        DECEMBER 31, 1995, 1994 AND 1993

                                                                  ADDITIONAL                     CUMULATIVE          TOTAL
                                      NUMBER OF                    PAID-IN       CUMULATIVE     CONTRIBUTIONS/   SHAREHOLDERS'
                                       SHARES        AMOUNT        CAPITAL        EARNINGS      (DISTRIBUTIONS)     EQUITY
                                     -----------   ----------    ------------    -----------    -------------    -------------
BALANCE, JANUARY 1, 1993...........   28,492,421    2,849,242     195,591,125     50,166,122     (185,028,609)     63,577,880
  Net Income.......................                                                  435,891                          435,891
  Distributions....................                                                                (9,244,165)     (9,244,165)
                                      ----------   ----------    ------------    -----------    -------------     -----------
BALANCE, DECEMBER 31, 1993.........   28,492,421    2,849,242     195,591,125     50,602,013     (194,272,774)     54,769,606
  Net Income.......................                                                  722,058                          722,058
  Distributions....................                                                                  (296,771)       (296,771)
                                      ----------   ----------    ------------    -----------    -------------     -----------
BALANCE, DECEMBER 31, 1994.........   28,492,421    2,849,242     195,591,125     51,324,071     (194,569,545)     55,194,893
  Net Loss.........................                                               (1,682,764)                      (1,682,764)
  Distributions....................                                                                  (345,453)       (345,453)
                                      ----------   ----------    ------------    -----------    -------------     -----------
BALANCE, DECEMBER 31, 1995.........   28,492,421   $2,849,242    $195,591,125     49,641,307     (194,914,998)     53,166,676
                                      ==========   ==========    ============    ===========    =============     ===========

                  See notes to combined financial statements.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

                       COMBINED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED) AND FOR THE YEARS ENDED
                        DECEMBER 31, 1995, 1994 AND 1993

                                                                                                 NINE MONTHS
                                                                  DECEMBER 31,                      ENDED
                                                    -----------------------------------------   SEPTEMBER 30,
                                                       1995           1994           1993           1995
                                                    -----------    -----------    -----------   -------------
                                                                                                 (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income...............................  $(1,682,764)   $   722,058    $   435,891   $   (847,472 )
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
    Provision for possible loan losses............    3,650,000      2,100,000      4,100,000      3,000,000
    Provision for impairment of real estate.......      800,000             --             --             --
    Depreciation..................................      108,763         62,905         11,518         81,547
    Changes in operating assets and liabilities:
      Interest and accounts receivable............     (159,824)       216,456      1,159,963       (128,359 )
      Accounts payable and deferred commitment
         fees.....................................      170,737         52,737       (209,181)       218,983
                                                    -----------    -----------    -----------    -----------
         Net cash provided by operating
           activities.............................    2,886,912      3,154,156      5,498,191      2,324,699
                                                    -----------    -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Satisfaction of mortgage loans receivable.......           --         77,662      3,809,974             --
  Investment in mortgage loans receivable.........     (255,596)            --        (64,000)            --
  Investment in real estate.......................     (271,847)    (1,592,068)            --       (271,847 )
                                                    -----------    -----------    -----------    -----------
         Net cash used in investing activities....     (527,443)    (1,514,406)     3,745,974       (271,847 )
                                                    -----------    -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to RPS Realty Trust...............     (345,453)      (296,771)    (9,244,165)    (1,150,384 )
                                                    -----------    -----------    -----------    -----------
         Net cash used in financing activities....     (345,453)      (296,771)    (9,244,165)    (1,150,384 )
                                                    -----------    -----------    -----------    -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS.........    2,014,016      1,342,979             --        902,468
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD....    1,342,979             --             --      1,342,979
                                                    -----------    -----------    -----------    -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD..........  $ 3,356,995    $ 1,342,979    $        --      2,245,447
                                                    ===========    ===========    ===========    ===========
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING ACTIVITIES:
  Investment in real estate.......................           --    $ 2,685,460    $ 3,300,000             --
  Investment in limited partnership...............           --             --        460,000             --
  Interest and accounts receivable................                   3,195,876     (1,500,000)            --
  Use (recovery) of provision for possible loan
    losses........................................           --       (381,336)     4,440,000             --
  Gross mortgage receivable exchanged for real
    estate........................................           --     (2,500,000)    (6,700,000)            --
  Mortgage receivable exchanged...................                  (3,000,000)            --             --

                  See notes to combined financial statements.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

                     NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED) AND FOR THE YEARS ENDED
                        DECEMBER 31, 1995, 1994 AND 1993

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Atlantic Realty Trust (the "Trust") is a newly formed Maryland real estate investment trust formed as a condition of the Transaction described in Note 7 for the transfer from RPS Realty Trust ("RPS") of the remaining mortgage loan portfolio, as well as certain other assets and liabilities ("Net Assets").

     The combined financial statements reflect the Net Assets and the related results of their operations for the periods presented. Historical performance of the Net Assets is presented as if those assets were separately managed. Under the provisions of its Declaration of Trust, the Trust is obligated to make a final liquidating distribution of the net cash proceeds attributable to the sale or other disposition of the Trust's assets within 18 months, or to merge or combine operations with another real estate entity during such 18-month period, unless on or before such date the holders of at least two-thirds of the Trust's outstanding shares approve the extension of such date. In the event that at the end of such 18-month period, the Trust is unable to dispose of all of its assets, and the shareholders of the Company have not approved an extension of such date, the Trust will appoint an independent third party to liquidate the Trust's remaining assets.

     As a result, upon completion of the Transaction, the Trust will be obligated to adopt the liquidation basis of accounting. Under this method of accounting, assets are stated at the amounts to be realized in liquidation and liabilities are stated at anticipated settlement amounts. The accompanying financial statements do not give effect to the adjustments, if any, to be recorded upon adoption of the liquidation basis of accounting.

     Certain common payroll and other general and administrative expenses have been allocated to the Net Assets based on the average of the weighted average of the Trust's total assets under management to the total assets of RPS and the Trust's total revenue to the total revenue of RPS. Such averages were 29 percent, 29 percent, 24 percent, and 24 percent for the nine months ended September 30, 1995 (unaudited) and for the years ended December 31, 1995, 1994 and 1993, respectively.

     The following is a summary of significant accounting policies followed in the preparation of the historical financial statements of the Net Assets:

          a. Income Tax Status -- The Trust intends to conduct its operations with the intent of meeting the requirements applicable to a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). RPS conducts its operations with the intent of meeting the requirements applicable to a REIT under Sections 856 through 860 of the Code. For the year ended December 31, 1995, the Trust has distributed all of its taxable income prior to filing its tax return. As a result, the Trust will have no current and deferred tax liabilities. See Note 6 for current developments.

          b. Principles of Combination -- The combined financial statements include the accounts of the Net Assets.

          c. Cash Equivalents -- Short-term investments are considered cash equivalents for purposes of the statement of cash flows and consist primarily of highly liquid investments having original maturities of less than three months.

          d. Investment in Real Estate -- Investment in real estate is stated at cost less accumulated depreciation and is depreciated using the straight-line method over the estimated useful life of the property. Additions and improvements which extend the estimated useful life of the property are capitalized. Repairs and maintenance are expensed. In the event that it appears that the cost less accumulated depreciation cannot be recovered through operations and/or a sale over a reasonable future

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     period, then it will be considered probable that an impairment that is other than temporary has occurred and the net cost less accumulated depreciation will be written down to market value and a new cost basis will be established.

          In March 1995, the Financial Accounting Standards Board issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and Assets to be Disposed of" which requires that long lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The adoption of the Statement is required for years beginning after December 15, 1995. The provisions of this Statement will be adopted as of January 1, 1996 and the adoption of this Statement will not have a significant impact on the carrying value of the real estate.

          The Company records properties received in foreclosures or by deed in lieu of foreclosure at the lower of the carrying value of the related mortgage loan, plus accrued interest and costs incurred in connection with the foreclosure, or the market value of the property.

          e. Income Recognition -- Current interest income on mortgage loans is recognized on the accrual method during the periods in which the mortgage loans are outstanding. Deferred interest, due at the maturity of the mortgage loan, is recognized as income based on the interest method using the implicit rate of interest on the mortgage loan. Income from operating leases held in connection with the investments in real estate is recognized when earned. Contingent and additional contingent income, extension fee income and prepayment premium income are recognized as cash is received. Certain leases at one of the Trust's real estate properties have percentage rent features and such amounts are recognized upon receipt.

          f. Impairment of Loans -- In May 1993, the Financial Accounting Standards Board issued Statement No. 114, "Accounting by Creditors for Impairment of a Loan," which requires creditors to account for impaired loans at the present value of their future cash flows or at the fair value of the collateral, if the loan is collateral dependent. The provisions of this Statement were adopted as of January 1, 1995 and the adoption of this Statement did not have a significant impact on the carrying value of the loans.

          g. Allocation of Distributions -- Net cash flows from operating, financing and investing activities are those amounts which would have been distributed to RPS or received from RPS to the extent required to fulfill the cash contributions of RPS to the Operating Partnership, as described in
     Note 7.

          h. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

2. MORTGAGE LOANS RECEIVABLE

     The principal amounts of the mortgage loans receivable at December 31, 1995 and 1994 and September 30, 1995 (unaudited) are summarized below:

                                                                                                             DECEMBER
                                  INTEREST RATE(b)                          DECEMBER 31, 1995                31, 1994
                      -----------------------------------------  ----------------------------------------   -----------
                                CURRENT PAY                                                       NET
                      AVERAGE     RATE AT                          AMOUNT       ALLOWANCE      CARRYING       AMOUNT
                      RATE OF  DECEMBER 31,   AVERAGE  MATURITY   ADVANCED       FOR LOSS       AMOUNT       ADVANCED
     DESCRIPTION       LOAN        1995       ACCRUED    DATE     (a)(d)(i)       (g)(h)          (j)        (a)(d)(i)
--------------------- -------  -------------  -------  --------  -----------   ------------   -----------   -----------
Shopping
 centers/retail:
 Holiday Park........   10.0%       9.75%         --     12/95   $ 1,916,564   $         --   $ 1,916,564   $ 1,916,564
 Branhaven Plaza.....  11.19       14.25        2.25      8/96     2,800,000             --     2,800,000     2,800,000
 1733 Massachusetts
   Avenue............   8.58        8.58        1.42      6/99     2,200,000             --     2,200,000     2,200,000
 Mt. Morris Commons..  11.20       10.50        2.00      6/99     2,700,000     (1,000,000)    1,700,000     2,700,000
 Copps Hill Plaza....   6.00        6.00        0.50      7/96     3,563,948       (350,000)    3,213,948     3,563,948
 Hylan Center(f) and
   (Note 3a.)........   7.50        7.50        4.50      1/01    25,000,000     (6,000,336)   18,999,664    25,000,000
Office buildings:
 NCR Building(e).....  10.00       10.00          --     12/95       468,493       (231,000)      237,493       468,493
 1-5 Wabash Avenue...   5.00        5.00          --      3/96     2,850,000       (650,000)    2,200,000     2,850,000
 Rector(c) and (Note
   3a.)..............   6.00        0.00        6.00      3/04     3,255,596     (2,000,000)    1,255,596     3,000,000
Industrial/commercial:
 Simmons Mfg.
   Warehouse.........  10.00       10.00        2.00      8/01     1,500,000             --     1,500,000     1,500,000
                                                                 -----------   ------------   -----------   -----------
                                                                 $46,254,601   $(10,231,336)  $36,023,265   $45,999,005
                                                                 ===========   ============   ===========   ===========


                           DECEMBER 31, 1994                 SEPTEMBER 30, 1995
                       -------------------------   ---------------------------------------
                                         NET                                       NET
                        ALLOWANCE     CARRYING       AMOUNT       ALLOWANCE     CARRYING
                        FOR LOSS       AMOUNT       ADVANCED      FOR LOSS       AMOUNT
     DESCRIPTION         (g)(h)          (j)        (a)(d)(i)      (g)(h)          (j)
---------------------  -----------   -----------   -----------   -----------   -----------
Shopping
 centers/retail:
 Holiday Park........  $        --   $ 1,916,564   $ 1,916,564   $        --   $ 1,916,564
 Branhaven Plaza.....           --     2,800,000     2,800,000            --     2,800,000
 1733 Massachusetts
   Avenue............           --     2,200,000     2,200,000            --     2,200,000
 Mt. Morris Commons..   (1,000,000)    1,700,000     2,700,000    (1,000,000)    1,700,000
 Copps Hill Plaza....     (350,000)    3,213,948     3,563,948      (350,000)    3,213,948
 Hylan Center(f) and
   (Note 3a.)........   (3,000,336)   21,999,664    25,000,000    (6,000,336)   18,999,664
Office buildings:
 NCR Building(e).....     (231,000)      237,493       468,493      (231,000)      237,493
 1-5 Wabash Avenue...           --     2,850,000     2,850,000            --     2,850,000
 Rector(c) and (Note
   3a.)..............   (2,000,000)    1,000,000     3,000,000    (2,000,000)    1,000,000
Industrial/commercial
 Simmons Mfg.
   Warehouse.........           --     1,500,000     1,500,000            --     1,500,000
                       -----------   -----------   -----------   -----------   -----------
                       $(6,581,336)  $39,417,669   $45,999,005   $(9,581,336)  $36,417,669
                       ===========   ===========   ===========   ===========   ===========

     Deferred interest due at maturity of the mortgage loans is recognized as income based on the interest method. The amounts currently recognized through December 31, 1995 and 1994 and September 30, 1995 (unaudited) are as follows:

                                                                                               FOR THE NINE
                                                        FOR                                    MONTHS ENDED
                                                   DECEMBER 31,        FOR DECEMBER 31,        SEPTEMBER 30,
                                                       1995                  1994                  1995
                                                 -----------------     -----------------     -----------------
                                                 DEFERRED INTEREST     DEFERRED INTEREST     DEFERRED INTEREST
                                                      ACCRUED               ACCRUED               ACCRUED
                                                 -----------------     -----------------     -----------------
Holiday Park...................................     $    67,080           $    67,080           $    67,080
Branhaven Plaza................................         345,998               267,329               326,331
1733 Massachusetts Avenue......................         335,127               325,786               332,792
Mt. Morris Commons.............................          52,923                52,923                52,923
Hylan Center...................................       6,275,000             6,275,000             6,275,000
Simmons Mfg. Warehouse.........................         128,886               100,352               121,753
                                                     ----------            ----------            ----------
Balance, end of period.........................     $ 7,205,014           $ 7,088,470           $ 7,175,879
                                                     ==========            ==========            ==========

---------------
(a) Of the 10 loans outstanding at December 31, 1995, December 31, 1994 and September 30, 1995, 4 are wrap around and 6 are first mortgage loans. The wrap around mortgage loans are subordinate to prior liens held by others with no recourse to the Trust. Such prior liens are not to be liabilities of the Trust and, therefore, are not reflected in the accompanying financial statements.

(b) In addition to fixed interest, on certain loans the Trust would be entitled to contingent interest in an amount equal to a percentage of the gross rent received by the borrower from the property securing the

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

    mortgage above a base amount, payable annually, and additional contingent interest based on a predetermined multiple of the contingent interest or a percentage of the net value of the property at such date, payable at maturity (equity participation). Contingent interest in the amounts of $43,862, $41,836, and $50,121 was received for the years ended December 31, 1995, 1994 and 1993, respectively. During the nine months ended September 30, 1995, the Trust received contingent interest of $43,862.

(c) Pursuant to the terms of the restructuring of the collateral assignment loan which was partially secured by a security interest in a mortgage on 19 Rector Street, the interest held was converted to a direct first mortgage lien by delivery on September 21, 1995 of an Assignment of Senior Participation in the mortgage loan which formerly had been only collaterally assigned by its mortgagee in consideration of an additional $255,596.

(d) The aggregate cost for Federal income tax purposes approximates that used for financial reporting.

(e) The NCR Building loan matured on December 31, 1995 and is in default. The Trust has initiated foreclosure proceedings with respect to the loan.

(f) The interest income from the Hylan loan represented more than 35% of total revenues for the nine months ended September 30, 1995 and for the years ended December 31, 1995, 1994 and 1993, respectively. The mortgage receivable balance and deferred interest receivable also represented more than 45% of total assets at September 30, 1995, December 31, 1995 and December 31, 1994.

(g) As of December 31, 1995 and 1994 and September 30, 1995, there were six, five and five loans respectively that were in arrears (three monthly payments or more) or otherwise considered to be "problem loans". The aggregate gross principal amounts of these loans, together with receivables relating to such loans comprised of accrued interest and payments made on behalf of the borrowers for mortgage payments relating to such properties, totaled $44,165,960, $44,467,648 and $41,060,364, representing 81 percent,
     79 percent and 76 percent of total assets at December 31, 1995 and 1994 and September 30, 1995, respectively. At December 31, 1995 and 1994 and September 30, 1995, the Trust was not accruing current and deferred interest on one, one and one, respectively, of the above-mentioned loans, in the aggregate approximate principal amounts of $2,700,000, $2,700,000 and $2,700,000, respectively. In addition, as of such dates, deferred interest on three, three and three additional loans in the aggregate approximate principal amounts of $31,819,544, $28,000,000 and $31,563,948, respectively, was not being accrued. There is an allowance for possible loan losses of $10,231,336, $6,581,336 and $9,581,336 at December 31, 1995
     and 1994 and September 30, 1995, respectively, which includes principal and deferred interest that the Company does not anticipate recovering.

(h) An allowance for possible loan losses is established based upon a review of each of the loans in the portfolio. In performing the review, management considers the estimated net realizable value of the property or collateral as well as other factors, such as the current occupancy, the amount and status of senior debt, if any, the prospects for the property, the credit worthiness and current financial position of the borrower and the economic situation in the region where the property is located. Because this determination of the collectibility of loans is based upon future economic events, the amounts ultimately realized at disposition may differ materially from the carrying value as of December 31, 1995 and 1994 and September 30, 1995.

(i) The allowance is indicative of the continued weakness and the protracted declines in values of commercial real estate throughout the country which resulted in part from the general economic decline in earlier years and the continuing lack of readily available credit sources for commercial real estate. The allowance is inherently subjective and is based on management's best estimates of current conditions and assumptions about expected future conditions. It is reasonably possible that future conditions during 1996 may not meet management's expectation and that additional allowances for possible loan losses may be required.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

(j) A summary of mortgage receivable loan activity for the years ended December 31, 1995 and 1994 and for the nine months ended September 30, 1995 is as follows:

                                                                                   SEPTEMBER
                                                                                      30,
                                                       1995          1994            1995
                                                    -----------   -----------     -----------
                                                                                  (UNAUDITED)

        Balance, beginning of period..............  $39,417,669   $47,476,667     $39,417,669
          Mortgage loans issued...................      255,596            --              --
          Mortgage loan satisfaction..............           --    (5,958,998)             --
          Provision for possible loan losses......   (3,650,000)   (2,100,000)     (3,000,000)
                                                    -----------   -----------     -----------
        Balance, end of period....................  $36,023,265   $39,417,669     $36,417,669
                                                    ===========   ===========     ===========

3. PREPAYMENTS AND OTHER ACTIVITY

     (a) On January 25, 1994, a mortgage loan in the original principal amount of $31,000,000 which was secured by a collateral assignment of mortgages on two properties, an office building located on Rector Street in New York City (the "Rector Property") and a shopping center located on Hylan Boulevard in Staten Island, New York (the "Hylan Center") was restructured. Pursuant to the restructuring, a direct assignment of the first mortgage with a principal amount of $25,000,000 and accrued interest of $7,881,250 secured by the Hylan Center was received and the collateral assignment of the Rector Property mortgage, the principal amount of which was reduced to $3,000,000 was retained. The holder of the first mortgage secured by the Rector Property has granted a pledge of a senior participation interest in such mortgage. In addition, upon a foreclosure, a direct first mortgage secured by the Rector Property will be obtained. The restructuring was completed in October 1994.

     (b) On August 23, 1993, the Norgate Shops, Corp. exercised its right to receive rental payments pursuant to an Assignment of Rents for its approximately $2,500,000 mortgage loan secured by the Norgate Plaza Shopping Center property. On September 21, 1993, a foreclosure action was commenced, and on motion a receiver was appointed. On June 30, 1994, Norgate Shops, Corp., a wholly-owned subsidiary, acquired title to the Norgate Shopping Center property. The property was subject to a first mortgage in the approximate amount of $1,463,830, which was pre-paid at the time of such acquisition.

     (c) As of April 30, 1993, a Settlement Agreement (the "Agreement") was entered into with respect to the note secured by a mortgage on 5 and 9 North Wabash Avenue, Chicago, Illinois. Pursuant to the Agreement, (a) a subsidiary of RPS received title by deed in lieu of foreclosure to the property at 9 North Wabash Avenue, (b) $1,350,000 was received and (c) another subsidiary of RPS received a 20% limited partnership interest in a newly organized limited partnership which owns 5 North Wabash Avenue. This interest is reflected on the balance sheet as other assets of $460,000. A note secured by a first mortgage on 5 North Wabash Avenue in the reduced amount of $3,450,000 will continue to be held. The note bears interest at 5% per annum, matures on March 31, 1996 and is nonamortizing, except for a $600,000 principal reduction payment made on December 20, 1993. The maturity date of the note may be extended to March 31, 1997 at the option of the borrower under the note, provided, among other things, that the principal amount of the note is reduced by an additional $600,000 payment prior to its initial maturity. Interest during the extension period shall be at 7% per annum. As to the limited partnership interest to be held by a subsidiary, no distributions shall be made with respect thereto until the maturity or earlier repayment of the mortgage loan. Thereafter, other than distributions of net operating income, no cash distributions will be received from refinancing or a sale of the property on account of its limited partnership interest until the general and initial limited partner of the limited partnership have received $1,550,000 and any payments reducing the loan balance below $3,450,000 in aggregate distributions from such sources. The transaction closed on July 7, 1993 and resulted in a taxable loss approximating $4,500,000, which amount was previously recognized for accounting purposes in 1992.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     (d) On July 2, 1993, proceeds of $3,506,713 were received from the partial prepayment of the NCR mortgage loan. The original principal balance of $2,300,000 was reduced to $468,493. The remaining principal amount matured on December 31, 1995 and bears current interest of 10% payable quarterly. Also included in the proceeds was approximately $1,675,000 of deferred interest.

4. INVESTMENT IN REAL ESTATE

                                                          CAPITAL          GROSS
                                                       IMPROVEMENTS      AMOUNT(1)
                                                       SEPTEMBER 30,   SEPTEMBER 30,
                                                           1995            1995         PROVISION
                                 INITIAL COST TO        (UNAUDITED)     (UNAUDITED)        FOR        ACCUMULATED     ACCUMULATED
                                     COMPANY                AND             AND         IMPAIRMENT    DEPRECIATION   DEPRECIATION
                             -----------------------   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   SEPTEMBER 30,
                                LAND       BUILDING        1995            1995            1995           1995           1995
                             ----------   ----------   -------------   -------------   ------------   ------------   ------------
                                                                                                      (UNAUDITED)     (UNAUDITED)
9 North Wabash
 Chicago, Illinois.......... $2,319,900   $  980,100     $      --      $ 3,300,000      (800,000)      $ 61,778       $  55,495
Norgate Shopping Center
 Indianapolis, Indiana......  1,260,000    2,940,000       349,375        4,549,375            --        121,408         100,475
                             ----------   ----------       -------       ----------      --------       --------       ---------
      Totals................ $3,579,900   $3,920,100     $ 349,375      $ 7,849,375      (800,000)      $183,186       $ 155,970
                             ==========   ==========       =======       ==========      ========       ========       =========

                              NET CARRYING   NET CARRYING
                                 AMOUNT         AMOUNT
                              DECEMBER 31,   SEPTEMBER 30,     DATE      PREDICTABLE
                                  1995          1995          ACQUIRED      LIFE
                              ------------   -------------    --------   -----------
                                              (UNAUDITED)
                             <
9 North Wabash
 Chicago, Illinois..........   $2,438,222     $ 3,244,505    7/01/93         39
Norgate Shopping Center
 Indianapolis, Indiana......    4,427,967       4,448,900    6/01/94         39
      Totals................   $6,866,189     $ 7,693,405
                               ==========     ===========

                                                                       DECEMBER 31,
                                                                --------------------------     SEPTEMBER 30,
                                                                   1995            1994            1995
                                                                -----------     ----------     -------------
                                                                                                (UNAUDITED)
REAL ESTATE OWNED:
  Balance at beginning of year................................. $7,577,528      $3,300,000      $ 7,577,528
  Acquired Properties..........................................         --       4,200,000               --
  Capital Improvements.........................................    271,847          77,528          271,847
  Provision for Impairment.....................................   (800,000)             --               --
                                                                ----------      ----------       ----------
          Balance at end of year............................... $7,049,375      $7,577,528      $ 7,849,375
                                                                ==========      ==========       ==========
ACCUMULATED DEPRECIATION:
  Balance at beginning of year:................................ $   74,423      $   11,518      $    74,423
  Depreciation Expense(2)......................................    108,763          62,905           81,547
                                                                ----------      ----------       ----------
          Balance at end of year............................... $  183,186      $   74,423      $   155,970
                                                                ==========      ==========       ==========

---------------
(1) Aggregate cost for Federal income tax purposes at December 31, 1995 and 1994 and September 30, 1995 (unaudited), approximates $7,849,375, $7,577,528 and $7,849,375, respectively.

(2) Properties are depreciated over an estimated life of 39 years using the straight-line method.

(3) As the sole tenant at 9 North Wabash terminated its lease on December 31, 1995, the property value was impaired and a provision for impairment of $800,000 was recognized.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

RENTALS UNDER OPERATING LEASES

     The following is a schedule by years of minimum future rentals to be received on noncancelable operating leases at December 31, 1995:

                                   YEAR ENDING
                                  DECEMBER 31,                               AMOUNT
        -----------------------------------------------------------------  ----------
        1996.............................................................  $  353,148
        1997.............................................................     337,746
        1998.............................................................     337,746
        1999.............................................................     144,100
        2000.............................................................     126,496
        Later Years......................................................     973,509
                                                                           ----------
                                                                           $2,272,745
                                                                           ==========

5. FINANCIAL INSTRUMENTS

     The market value of mortgage loans and receivables relating to such loans as of December 31, 1995, and 1994 is estimated to be approximately $45,000,000 and $44,000,000, respectively. At December 31, 1995, the aggregate estimated fair market value of five of the ten mortgage loans exceeded the aggregate carrying value of $32,516,828 by $3,593,795. The remaining five mortgage loans were stated at their fair market value. At December 31, 1994, the aggregate estimated fair market value of three of the ten mortgage loans exceeded the aggregate carrying value of $5,616,564 by $1,311,020. The remaining seven mortgage loans were stated at their fair market value. The estimated market value has been determined, using available market information, methodologies deemed reasonable and the present value of estimated future cash flows using a discount rate commensurate with the risks involved. Estimated market values represent management's estimate as of the date of the valuation and are based on facts and conditions existing on the date of the valuation and on a number of assumptions concerning future circumstances, which assumptions may or may not prove to be accurate. Management believes that the estimated market value as stated is not necessarily indicative of the price which could be realized if it were actively attempting to sell the mortgages in its portfolio.

6. INCOME TAXES

     In February 1992, the Financial Accounting Standards Board issued Statement No. 109, "Accounting for Income Taxes" ("SFAS 109"). The adoption of the statement is required for years beginning after December 15, 1992. Even though the Trust will not be subject to income taxes as discussed in Note 1, since the Trust is a public enterprise, in accordance with SFAS 109, it is required to disclose the net differences between the assets and liabilities for tax purposes and financial reporting purposes as follows:

                                                                   1995            1994
                                                                -----------     -----------
    Net assets, financial statements..........................  $53,166,676     $55,194,893
    Interest..................................................    7,600,000       7,600,000
    Allowance for loan losses.................................   10,250,000       6,600,000
    Provision for impairment of real estate...................      800,000              --
    Deferred interest.........................................   (7,200,000)     (7,100,000)
                                                                -----------     -----------
    Net assets, tax reporting.................................  $64,616,676     $62,294,893
                                                                ===========     ===========

     During the third quarter of 1994, RPS held more than 25% of the value of its gross assets in overnight Treasury Bill reverse repurchase transactions which the IRS may view as non-qualifying assets for the purposes of satisfying an asset qualification test applicable to REITs, based on a Revenue Ruling published in 1977 (the "Asset Issue"). RPS has requested that the United States Internal Revenue Service (the "IRS")

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

enter into a closing agreement with RPS that the Assets Issue will not impact RPS' status as a REIT. The IRS has deferred any action relating to the Asset Issue pending the further examination of RPS' 1991-1994 tax returns (the "RPS Audit," and together with the Asset Issue, the "RPS Tax Issues"). Based on developments in the law which occurred since 1977, RPS' counsel, Battle Fowler LLP, has rendered an opinion that RPS' investment in Treasury Bill repurchase obligations would not adversely affect its REIT status. However, such opinion is not binding upon the IRS. In connection with the Transaction, the Trust will assume all tax liability arising out of the RPS Tax Issues. In connection with the assumption of such potential liabilities, the Trust and RPS will enter into a tax agreement which provides that RPS (under the direction of its Continuing Trustees), and not the Trust, will control, conduct and effect the settlement of any tax claims against RPS relating to the RPS Tax Issues. Accordingly, the Trust will not have any control as to the timing of the resolution or disposition of any such claims and no assurance can be given that the resolution or disposition of any such claims will be on terms or conditions as favorable to the Company as if they were resolved or disposed of by the Company. RPS and the Trust also have received an opinion from legal counsel that, to the extent there is a deficiency in RPS' taxable income arising out of the IRS examination and provided RPS timely makes a deficiency dividend (i.e., declares and pays a distribution which is permitted to relate back to the year for which each deficiency was determined to satisfy the requirement that a REIT distribute 95 percent of its taxable income), the classification of RPS as a REIT for the taxable years under examination would not be affected. If, notwithstanding the above-described opinions of legal counsel, the IRS successfully challenged the status of RPS as a REIT, the REIT status of the Trust could be adversely affected. Management estimates that this would have an effect of approximately $600,000 for 1995 and $400,000 for 1994 which has not been provided in the financial statements of RPS or the Trust. Such amounts do not include potential penalties and interest. The possible effect on the Trust for subsequent periods could be significant depending on the taxable income of either RPS or the Trust in such periods.

7. RAMCO TRANSACTION

     On December 27, 1995, RPS and Ramco-Gershenson, Inc. ("Ramco") and its affiliates (the "Ramco Group") entered into an amended and restated agreement relating to the acquisition through an operating partnership (the "Operating Partnership") controlled by RPS of substantially all of the real estate assets as well as the business operations of Ramco (the "Transaction"). As part of the Transaction, the Operating Partnership will succeed to the ownership of interests in 22 shopping center and retail properties (the "Ramco Properties"), as well as 100% of the nonvoting stock and 5% of the voting stock of Ramco (representing in excess of 95% of the economic interests of Ramco). Under the proposed revised structure to the Transaction, RPS will contribute to the Operating Partnership six retail properties ("RPS Properties") and $68,000,000 in cash and will be liable for approximately $7,000,000 of Transaction expenses. Following the closing of the Transaction, Ramco will manage the Ramco Properties, the RPS Properties and properties of certain third parties and other Ramco affiliates.

     Upon consummation of the Transaction, RPS will be the sole general partner of and a limited partner in the Operating Partnership and under the proposed revised structure to the Transaction will initially hold approximately 75% of the interests therein. The members of the Ramco Group will be limited partners in the Operating Partnership and will initially hold, in the aggregate, approximately 25% of the interests therein. The Ramco Group could also increase its interest in the Operating Partnership based on the future performance of certain of the Ramco Properties; such performance incentives could increase the Ramco Group's interest in the Operating Partnership to approximately 29% in the aggregate. The Ramco Group's units in the Operating Partnership will be exchangeable for shares of RPS Realty Trust commencing one year after consummation of the Transaction, subject to purchase of such OP Units for cash by RPS Realty Trust, at RPS's option.

     As part of the Transaction, it is anticipated that RPS will change its name to Ramco-Gershenson Properties Trust and will implement a one-for-four reverse share split.

                        NET ASSETS TO BE TRANSFERRED TO
                             ATLANTIC REALTY TRUST

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Upon consummation of the Transaction, it is contemplated that four of the nine current members of the Board of Trustees of RPS will resign and will be replaced by four individuals designated by the Ramco Group, two of whom will be independent of RPS, Ramco and their respective affiliates. In addition, the five current principal executive officers of Ramco will become executive officers of RPS and will be responsible for the management of the RPS's real estate operations.

     In connection with the Transaction, and as a condition thereto, RPS will transfer its remaining mortgage loan portfolio, as well as certain other assets, to the Trust and thereafter will distribute the shares after taking into account the reverse stock split referred to above, to the RPS shareholders. Additionally, pursuant to the terms of the Transaction, RPS will incur approximately $6,500,000 in indebtedness, the proceeds of which, together with existing resources of RPS, will be used primarily for the payment of severance benefits of approximately $4,500,000, distributions to shareholders of approximately $2,279,000 and directors' and officers' insurance premiums of approximately $1,150,000 and approximately $750,000 in working capital. It is anticipated that such indebtedness will accrue interest at 10% per annum (approximately $650,000 per year) and mature on the date which is 18 months after the Transaction. Such interest will be included as a decrease in the Statement of Changes in Net Assets following the consummation of the Transaction. Upon consummation of the Transaction, the Trust will assume this indebtedness. The actual amount of such indebtedness may be less than $6,500,000 to the extent that RPS effects the sale of any of the assets to be distributed to the Trust or is prepaid by any of the borrowers under its mortgage loans.

8. COMMITMENTS

     In March 1995 a lease was entered into for approximately 4,863 square feet of office space at 747 Third Avenue, New York, New York. The term of the lease commences on April 1, 1995, at an annual base rent of approximately $150,000. The lease will expire on April 30, 1997.

9. SUBSEQUENT EVENTS

     On January 19, 1996, the Trust received proceeds of $2,008,560 from the repayment of the Holiday Park loan. The proceeds consisted of the repayment of the principal loan balance of $1,916,564, current interest of $24,916 and deferred interest of $67,080.

     On February 1, 1996, the Trust received proceeds of $1,512,500 from the prepayment of the Simmons Manufacturing Warehouse loan. The proceeds consisted of the repayment of the principal loan balance of $1,500,000 and current interest of $12,500.

     On March 7, 1996, the Trust reached an agreement in principle with the borrower under the 1-5 Wabash loan for such borrower to acquire the loan for $2,200,000 in cash.

                                  * * * * * *

                             ATLANTIC REALTY TRUST

    PRO FORMA STATEMENTS OF NET ASSETS IN LIQUIDATION -- SEPTEMBER 30, 1995
                       AND DECEMBER 31, 1995 (UNAUDITED)

     The unaudited Pro Forma Statements of Net Assets in Liquidation have been presented as if the mortgage loan portfolio and certain other assets and liabilities of RPS Realty Trust had been transferred to Atlantic Realty Trust (the "Trust") on September 30, 1995 and December 31, 1995, respectively. The Pro Forma Statements of Net Assets in Liquidation also give effect to the adoption of the liquidation basis of accounting which the Trust will adopt upon the transfer of assets and liabilities from RPS.

     The liquidation basis of accounting is deemed appropriate as liquidation appears imminent and the Company is no longer viewed as a going concern. Under this method of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their anticipated settlement amounts.

     The valuation of assets and liabilities requires many estimates and assumptions, and there are substantial uncertainties in implementing the transfer of assets and liabilities to the Trust. The actual value of any liquidating distributions will depend upon a variety of factors including, the proceeds from the sale of any of the Company's assets, the timing of such sales and the actual timing of distributions.

     The unaudited Pro Forma Statements of Net Assets in Liquidation should be read in conjunction with the combined financial statements of the Net Assets to be Transferred to the Trust included elsewhere herein. In management's opinion, all adjustments necessary to reflect the transfer and the related transactions, including those adjustments resulting from the adoption of the liquidation basis of accounting have been made.

     The valuations presented in the accompanying Statements of Net Assets in Liquidation represent estimates, based on current facts and circumstances, of the net realizable value of assets and estimated costs of liquidating the Trust. The values ultimately realized could be higher or lower than the amounts recorded and such differences could be material.

     The unaudited Pro Forma Statements of Net Assets in Liquidation are not necessarily indicative of what actual net assets in liquidation would have been at September 30, 1995 and December 31, 1995, nor does it purport to present the future net assets in liquidation of the Trust.

                                                  PRO FORMA STATEMENT OF NET ASSETS IN LIQUIDATION (UNAUDITED)
                                              ---------------------------------------------------------------------
                                                 ASSETS TO BE                      ADJUSTMENTS
                                   OPENING       TRANSFERRED       ADJUSTMENTS     TO REFLECT
                                   BALANCE    IN SPIN-OFF AS OF      FOR RPS       LIQUIDATION        STATEMENT OF
                                    SHEET     SEPTEMBER 30, 1995   TRANSACTION        BASIS          NET ASSETS IN
                                     (1)             (2)               (3)         ACCOUNTING         LIQUIDATION
                                   --------   ------------------   -----------     -----------       --------------
ASSETS:
  Cash...........................    $100        $         --      $        --     $        --        $        100
  Mortgage loans receivable......      --          36,417,669               --              --          36,417,669
  Investment in real estate......      --           7,693,405               --              --           7,693,405
  Short-term investments.........      --           2,245,447               --              --           2,245,447
  Interest and accounts
    receivable...................      --           7,492,118               --        (346,320)(4)       7,145,798
  Other assets...................      --             460,000               --        (460,000)(6)              --
                                     ----         -----------      -----------     -----------         -----------
         TOTAL ASSETS............    $100        $ 54,308,639      $        --     $  (806,320)       $ 53,502,419
                                     ====         ===========      ===========     ===========         ===========
LIABILITIES AND SHAREHOLDERS'
  EQUITY/
  NET ASSETS IN LIQUIDATION
  LIABILITIES:
    Accounts payable.............    $ --        $    765,282      $        --     $        --        $    765,282
    Deferred commitment fees.....      --             346,320               --        (346,320)(4)              --
    Loan payable.................      --                  --        6,500,000              --           6,500,000
                                     ----         -----------      -----------     -----------         -----------
         Total liabilities.......      --           1,111,602        6,500,000        (346,320)          7,265,282
                                     ----         -----------      -----------     -----------         -----------
    Commitments and
      contingencies..............      --                  --               --              --                  --
                                     ----         -----------      -----------     -----------         -----------
         SHAREHOLDER'S EQUITY/NET
           ASSETS IN
           LIQUIDATION...........    $100        $ 53,197,037      $(6,500,000)    $  (460,000)(6)    $ 46,237,137
                                     ====         ===========      ===========     ===========         ===========

                             ATLANTIC REALTY TRUST

    PRO FORMA STATEMENTS OF NET ASSETS IN LIQUIDATION -- SEPTEMBER 30, 1995
                AND DECEMBER 31, 1995 (UNAUDITED) -- (CONTINUED)

                                                  PRO FORMA STATEMENT OF NET ASSETS IN LIQUIDATION (UNAUDITED)
                                              ---------------------------------------------------------------------
                                                 ASSETS TO BE                      ADJUSTMENTS
                                   OPENING       TRANSFERRED       ADJUSTMENTS     TO REFLECT
                                   BALANCE    IN SPIN-OFF AS OF      FOR RPS       LIQUIDATION        STATEMENT OF
                                    SHEET     DECEMBER 31, 1995    TRANSACTION        BASIS          NET ASSETS IN
                                     (1)             (2)               (3)         ACCOUNTING         LIQUIDATION
                                   --------   ------------------   -----------     -----------       --------------
ASSETS:
  Cash...........................    $100        $         --      $        --     $        --        $        100
  Mortgage loans receivable......      --          36,023,265               --              --          36,023,265
  Investment in real estate......      --           6,866,189               --              --           6,866,189
  Short-term investments.........      --           3,356,995               --              --           3,356,995
  Interest and accounts
    receivable...................      --           7,523,583               --        (346,320)(4)       7,177,263
  Other assets...................      --             460,000               --        (460,000)(6)              --
                                     ----         -----------      -----------     -----------         -----------
         TOTAL ASSETS............    $100        $ 54,230,032      $        --     $  (806,320)       $ 53,423,812
                                     ====         ===========      ===========     ===========         ===========
LIABILITIES AND SHAREHOLDERS'
  EQUITY/
  NET ASSETS IN LIQUIDATION
  LIABILITIES:
    Accounts payable.............    $ --        $    717,036      $        --     $        --        $    717,036
    Deferred commitment fees.....      --             346,320               --        (346,320)(4)              --
    Loan payable.................      --                  --        6,500,000              --           6,500,000
                                     ----         -----------      -----------     -----------         -----------
         Total liabilities.......      --           1,063,356        6,500,000        (346,320)          7,217,036
                                     ----         -----------      -----------     -----------         -----------
    Commitments and
      contingencies..............      --                  --               --              --                  --
                                     ----         -----------      -----------     -----------         -----------
         SHAREHOLDERS' EQUITY/NET
           ASSETS IN
           LIQUIDATION...........    $100        $ 53,166,676      $(6,500,000)    $  (460,000)(6)    $ 46,206,676
                                     ====         ===========      ===========     ===========         ===========

                             ATLANTIC REALTY TRUST

          PRO FORMA STATEMENT OF CHANGES IN NET ASSETS IN LIQUIDATION
                FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)

     The unaudited Pro Forma Statements of Changes in Net Assets in Liquidation have been presented as if the mortgage loan portfolio and certain other assets and liabilities of RPS Realty Trust have been transferred to Atlantic Realty Trust (the "Trust") on January 1, 1995 for the year ended December 31, 1995. The Pro Forma Statement of Changes in Net Assets in Liquidation also gives effect to the adoption of the liquidation basis of accounting which the Trust will adopt upon the transfer of assets from RPS.

     The unaudited Pro Forma Statement of Changes in Net Assets in Liquidation should be read in conjunction with the combined financial statements of the Net Assets to be Transferred to the Trust included elsewhere herein. In management's opinion, all adjustments necessary to reflect the transfer and the related transactions, including those adjustments resulting from the adoption of the liquidation basis of accounting have been made.

     The unaudited Pro Forma Statement of Changes in Net Assets in Liquidation is not necessarily indicative of what actual net assets in liquidation would have been had this transfer and related transaction actually occurred as of January 1, 1995, nor does it purport to represent the results of operations of Atlantic Realty Trust for future periods.

                                                                PRO FORMA STATEMENT OF CHANGES IN NET
                                                                ASSETS IN LIQUIDATION (UNAUDITED)(5)
                                                                -------------------------------------
                                                                             YEAR ENDED
                                                                          DECEMBER 31, 1995
                                                                -------------------------------------
Funding of Registrant.........................................               $       100(1)
Net Assets Transferred to Atlantic Realty Trust...............                53,166,676(2)
Adjustment for RPS Transaction................................                (6,500,000)(3)
Adjustment to Reflect Liquidation Basis of Accounting.........                  (460,000)(6)
                                                                             -----------
Net Assets in Liquidation.....................................               $46,206,776
                                                                             ===========

                             ATLANTIC REALTY TRUST

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)

     1. Represents the initial funding of the registrant and equity in the registrant held by RPS.

     2. Represents the mortgage loan portfolio and certain other assets and liabilities of RPS Realty to be transferred to the Trust.

     3. Pursuant to the terms of the Transaction, RPS will incur approximately $6,500,000 in indebtedness, the proceeds of which, together with existing resources of RPS, will be used primarily for the payment of severance benefits of approximately $4,500,000, distributions to shareholders of approximately $2,279,000, directors' and officers' insurance premiums of approximately $1,150,000 and approximately $750,000 in working capital. Upon consummation of the Transaction, the Trust will assume this indebtedness. It is anticipated that such indebtedness will accrue interest at 10% per annum (approximately $650,000 per year) and mature on the date which is 18 months after the Transaction. Such interest will be included as a decrease in the Statement of Changes in Net Assets following the consummation of the Transaction. The actual amount of such indebtedness may be less than $6,500,000 to the extent that RPS effects the sale of any of the assets to be distributed to the Trust or is prepaid by any of the borrowers under its mortgage loans.

     4. Represents deferred commitment fees relating to the Hylan Center mortgage loan which will be written off against interest receivable on this loan.

     5. The Trust will incur general and administrative expenses of approximately $946,000 per year (including $60,000 in compensation to the Chief Financial Officer). Such amounts will be included as a decrease in the Statement of Changes in Net Assets following consummation of the Transaction.

     6. Represents a writedown to net realizable value of the Trust's 20% limited partnership interest in a limited partnership. The Trust believes that, given the anticipated 18 month term of the Trust, it will not be able to recover its interest either from the receipt of future cash flows or from a transfer of such interest.

     In determining the net realizable values of the assets, the Trust considered each asset's ability to generate future cash flows, offers to purchase received from third parties, if any, and other general market information. Such information was considered in conjunction with the Trust's plan for disposition of assets. Computations of net realizable value necessitate the use of assumptions and estimates. Future events, including economic conditions that relate to real estate markets in general, may differ from those assumed or estimated in the computations. As a result, the amounts ultimately realized may differ from those currently reflected in these financial statements.

                        INDEPENDENT ACCOUNTANT'S REPORT

Hylan Shopping Plaza
2600 Hylan Boulevard
Staten Island, New York 10306

     We have audited the accompanying Balance Sheets of Hylan Shopping Plaza as of December 31, 1995 and 1994, and the related Statements of Operations and Capital Deficit and Cash Flows for each of the three years in the period ended December 31, 1995. These Financial Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes the examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the Financial Statements referred to the above present fairly, in all material respects, the financial position of Hylan Shopping Plaza as of December 31, 1995 and 1994, and the results of its operations and capital deficit and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

Herman M. Einschlag & Company
Fort Lee, New Jersey
February 15, 1996

                              HYLAN SHOPPING PLAZA
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 1995 AND 1994

                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1995            1994
                                                                    -----------     -----------
ASSETS

CURRENT ASSETS
  Due from managing agent.........................................  $   605,794     $   704,564
  Tenant receivables..............................................      157,868          84,940
  Prepaid expenses................................................      520,942         515,463
                                                                    -----------     -----------
          TOTAL CURRENT ASSETS....................................    1,284,604       1,304,967
                                                                    -----------     -----------
  PROPERTY AND EQUIPMENT, net of accumulated depreciation
     $12,419,323 for 1994 and $14,004,314 for 1995................   24,735,602      26,026,468
                                                                    -----------     -----------
OTHER ASSETS
  Leasehold purchase, net.........................................       18,948          47,369
  Cash in tenant security account.................................      186,435         161,395
  Security deposits...............................................        1,275           1,275
                                                                    -----------     -----------
          TOTAL OTHER ASSETS......................................      206,658         210,039
                                                                    -----------     -----------
          TOTAL ASSETS............................................  $26,226,864     $27,541,474
                                                                    ===========     ===========
LIABILITIES AND CAPITAL

CURRENT LIABILITIES
  Accounts payable................................................  $   168,830     $   238,196
LONG TERM LIABILITIES
  Mortgage payable................................................   25,000,000      25,000,000
  Deferred mortgage interest payable..............................    9,724,987       8,599,987
                                                                    -----------     -----------
          TOTAL LONG TERM LIABILITIES.............................   34,724,987      33,599,987
                                                                    -----------     -----------
OTHER LIABILITIES
  Tenant security deposits payable................................      186,435         161,395
                                                                    -----------     -----------
          TOTAL LIABILITIES.......................................   35,080,252      33,999,578
                                                                    -----------     -----------
CAPITAL-DEFICIT...................................................   (8,853,388)     (6,458,104)
                                                                    -----------     -----------
          TOTAL LIABILITIES AND CAPITAL...........................  $26,226,864     $27,541,474
                                                                    ===========     ===========

           See Accountant's Report and Notes to Financial Statements.

                              HYLAN SHOPPING PLAZA

                  STATEMENTS OF OPERATIONS AND CAPITAL DEFICIT
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                    DECEMBER 31,
                                                      ----------------------------------------
                                                         1995           1994           1993
                                                      ----------     ----------     ----------
Rent Income.........................................  $5,320,543     $5,183,190     $5,101,146
                                                      ----------     ----------     ----------
COSTS AND EXPENSES
     Non C.A.M. expenses............................      49,591         86,135        383,026
     Billable C.A.M.................................   2,167,562      2,121,228      2,060,663
     Non-billable C.A.M.............................     536,316        324,590        339,187
     Management fees................................      30,000         30,000        150,857
     Mortgage interest expense......................   3,000,000      3,000,000      3,000,000
     Depreciation...................................   1,584,991      1,579,783      1,575,900
     Amortization...................................      28,421         28,421         28,421
                                                      ----------     ----------     ----------
          TOTAL COSTS AND EXPENSES..................   7,396,881      7,170,157      7,538,054
                                                      ----------     ----------     ----------
NET OPERATING (LOSS)................................  (2,076,338)    (1,986,967)    (2,436,908)
                                                      ----------     ----------     ----------
OTHER INCOME
     Interest.......................................      15,428          9,819         (5,841)
     Telephone commissions..........................      13,126          7,029         (5,852)
     Real estate tax refunds........................                     77,552
     Lease surrendered by tenant....................                     35,000
     Miscellaneous..................................       2,500              0         (3,558)
                                                      ----------     ----------     ----------
          TOTAL OTHER INCOME........................      31,054        129,400        (15,251)
                                                      ----------     ----------     ----------
NET LOSS............................................  (2,045,284)    (1,857,567)    (2,421,657)
     Capital deficit -- beginning...................  (6,458,104)    (4,572,803)    (3,257,366)
     Distributions..................................    (350,000)       (27,734)
                                                      ----------     ----------     ----------
     Capital deficit -- ending......................  $(8,853,388)   $(6,458,104)   $(5,679,023)
                                                      ==========     ==========     ==========

           See Accountant's Report and Notes to Financial Statements.

                              HYLAN SHOPPING PLAZA
                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                    DECEMBER 31,
                                                      ----------------------------------------
                                                         1995           1994           1993
                                                      ----------     ----------     ----------
Cash Used for Operating Activities:
     Net Loss.......................................  $(2,045,284)   $(1,857,567)   $(2,421,657)
Add:  Items not effecting cash from Operating
  Activities:
     Depreciation...................................   1,584,991      1,579,783      1,575,900
     Amortization...................................      28,421         28,421         28,421
     Tenant Receivables.............................     (72,928)         8,474        (44,189)
     Prepaid expenses...............................      (5,479)        26,275         43,102
     Tax escrow receivable-mortgagee................           0        143,508       (127,292)
     Accounts payable...............................     (69,366)      (777,356)       230,813
     Tenant security deposits payable...............      25,040       (148,401)         1,531
                                                      ----------     ----------     ----------
Net Cash Used for Operating Activities..............    (554,605)      (996,863)      (713,371)
                                                      ----------     ----------     ----------
Cash Used for Investing Activities:
     Expenditures for improvements..................    (294,125)      (112,036)      (190,882)
                                                      ----------     ----------     ----------
Cash Provided from Financing Activities:
     Deferred mortgage interest payable.............   1,125,000      1,125,000      1,125,000
     Distributions..................................    (350,000)       (27,734)        58,384
                                                      ----------     ----------     ----------
Net Cash Provided from Financing Activities.........     775,000      1,097,266      1,183,384
                                                      ----------     ----------     ----------
          Total Cash (Used) Provided................     (73,730)       (11,633)       279,131
Cash -- Beginning...................................     865,959        877,592        598,461
                                                      ----------     ----------     ----------
Cash -- Ending......................................  $  792,229     $  865,959     $  877,592
                                                      ==========     ==========     ==========
Mortgage Interest Paid..............................  $1,875,000     $1,875,000     $1,875,000
                                                      ==========     ==========     ==========

           See Accountant's Report and Notes to Financial Statements.

                              HYLAN SHOPPING PLAZA
                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1994 AND 1993

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Business Activities

     DiLorenzo Associates ["Company"], which operates as a partnership, owns and operates through an independent managing agent, a 349,373 square foot shopping center located in Staten Island, New York. Berley Realty Corp., the legal title holder to the property is the corporate agent-nominee for the company.

  Property and Equipment

     Property and equipment are carried at cost less accumulated depreciation. Depreciation is computed using the straight-line method. The cost of maintenance and repairs is expensed as incurred significant renewals and betterments are capitalized.

2.  PROPERTY AND IMPROVEMENTS

     Property and improvements consist of the following:

1995

                                                                                         NET
                                                 USEFUL                 ACCUMULATED      BOOK
                                                 LIVES         COST     DEPRECIATION    VALUE
                                                 ------     ----------  -----------   ----------
Land...........................................   --         7,188,424      --         7,188,424
Building.......................................   19        28,753,694  13,624,236    15,129,458
Improvements...................................   31.5       2,200,755     359,763     1,840,992
Improvements...................................   39.0         597,043      20,315       576,728
                                                            ----------  -----------   ----------
                                                            38,739,916  14,004,314    24,735,602
                                                             =========  ============   =========
Leasehold Purchase.............................   57  mos      135,000     116,052        18,948
                                                             =========  ============   =========

1994

                                                                                         NET
                                                 USEFUL                 ACCUMULATED      BOOK
                                                 LIVES         COST     DEPRECIATION    VALUE
                                                 ------     ----------  -----------   ----------
Land...........................................   --         7,188,424      --         7,188,424
Building.......................................   19        28,753,694  12,110,884    16,642,810
Improvements...................................   31.5       2,200,755     299,662     1,901,093
Improvements...................................   39.0         302,918       8,777       294,141
                                                            ----------  -----------   ----------
                                                            38,445,791  12,419,323    26,026,468
                                                             =========  ============   =========
Leasehold Purchase.............................   57  mos      135,000      87,631        47,369
                                                             =========  ============   =========

                              HYLAN SHOPPING PLAZA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                        DECEMBER 31, 1995, 1994 AND 1993

3.  MORTGAGE PAYABLE

     Mortgage payable dated December 29, 1986 in the amount of $25,000,000 bears interest at 12% per annum payable as follows:

          (a) Minimum mortgage interest in an annual amount of $1,875,000 payable in equal monthly installments of $156,250.

          (b) If and to the extent that adjusted income, as defined, for any three month period shall exceed one quarter of the Excluded Amount, (Excluded Amount shall equal $2,175,000 for each calendar year from the date of this mortgage through December 1996 and $2,375,000 for each calendar year from January 1, 1997 through December 31, 2002), such excess shall be paid as additional minimum interest. The amount of interest payable shall be adjusted on March 31, of each year for the year ending on the preceding December 31, so that the total interest payable pursuant to this subparagraph (b) for such preceding year shall be the amount by which that Adjusted Income for such preceding year exceeds the Excluded Amount.

          (c) If and to the extent that the full amount of mortgage interest at a rate of 12% per annum is not payable in accordance with (a) and (b) above, the unpaid mortgage interest shall be deferred and paid as provided in (g), (h), (i) below. The deferred interest as of December 31, 1995 is $9,724,987 and as of December 31, 1994 is $8,599,987.

          (d) If and to the extent that the total amount payable in accordance with (a) and (b), above shall exceed interest at the rate of 12% per annum, such excess shall be applied in payment of any accumulated deferred mortgage interest and the balance if any, shall be remitted to the Mortgagor.

          (e) On December 1, 1996, a payment of $5,000,000 shall be made on account of accumulated deferred mortgage interest and any excess shall be applied against the principal balance. No such payment of principal shall operate to postpone or reduce any monthly installment of interest and principal thereafter required to be made.

          (f) All unpaid deferred interest shall be paid on 12/31/2000 unless as provided in (g) below.

          (g) The Mortgagor, may elect, on or before December 31, 2000, to extend the maturity date of any accumulated deferred interest which is unpaid as of December 31, 2000 to December 31, 2015. If the Mortgagor shall have so elected, such unpaid accumulated deferred interest shall be added to the unpaid principal balances as of December 31, 2000 to form a new principal indebtedness equal to the total of such unpaid principal balance and such deferred interest. The unpaid principal balance secured by the Mortgage as of December 31, 2000 or, if the Mortgagor shall have so elected, the total of such unpaid principal balance and such deferred interest, is herein referred to as the "New Principal Sum." The New Principal Sum shall bear interest, computed from January 1, 2001, at the rate of 12% per annum.

          (h) The New Principal Sum, together with interest thereon, will be payable in equal constant combined monthly installments of interest and principal, each in an amount equal to one-twelfth of 14% of the New Principal Sum, on February 1, 2001 and on the first day of each month thereafter to and including December 31, 2015. Each such monthly installment, as and when received by the Mortgagee, will be applied first to the payment of interest and then in reduction of the New Principal Sum.

          (i) The entire unpaid balance of the New Principal Sum, together with all accrued and unpaid interest, shall be paid on December 31, 2015.

                              HYLAN SHOPPING PLAZA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                        DECEMBER 31, 1995, 1994 AND 1993

       Mortgage Prepayment

          (j) Neither the original principal balance secured by the Mortgage nor the New Principal Sum may be prepaid, in the whole or in part, prior to December 31, 2005. The New Principal Sum may be prepaid, in whole or in part, on and after December 31, 2005, upon not less than sixty days' prior written notice to the Mortgagee and the payment of all interest accrued to the date of prepayment. The Mortgagor shall pay to the Mortgagee, as a condition of and in consideration for such right of prepayment, a premium equal to 3% of the principal amount so prepaid, which premium shall decline each year after December 31, 2006 by one-half percent. Any such partial prepayment shall be applied to the payment of principal in the inverse order in which payments of principal are payable, and no such prepayment shall operate to postpone or reduce any monthly installment of interest and principal thereafter required to be made.

4.  MANAGEMENT AGREEMENT

     As of December 31, 1993, Berley entered into a new agreement for the management of the shopping plaza. The terms are one year automatically renewable on the anniversary unless notified by either party to the contrary within 60 to 90 days prior to the expiration. The agreement may also be terminated by either party, without cause, on thirty (30) days' written notice. The agent's compensation is $2,500 per month.

5.  PAY PUBLIC TELEPHONE AGREEMENT

     The company has an agreement with an independent telecommunications company to provide and operate 17 public telephones throughout the Shopping Center. The term is three years from February 1, 1995 and is renewable for an additional three years. The company will receive a one time fee of $275 per phone and 25% of the net income after phone line charges, sales taxes and excise taxes, monthly. Rates remain unchanged throughout the term and the renewal.

6.  TENANT RENT CREDITS/SUBSEQUENT EVENTS

  (a) Staten Island Theater Group II - United Artist Theater

     Construction rent credit of $1,000,000.00 to be amortized on a monthly basis, commencing July 1, 1993 at a rate of $8,333.33 per month, ($100,000.00 per annum), plus interest payable at five percent per annum on the unamortized credit at December 31, 1995 is $750,000.

     If lease is terminated as a result of tenant's default, landlord's damages resulting from the default will be adjusted by any unamortized credit due tenant. However, company is not obligated to pay any remaining balance of the unamortized credit.

  (b) Big M. Inc - Mandee/Subsequent Event

     The lease provides the tenant to receive a rent credit for "landlords reimbursement work" as defined in the lease. As an inducement to the Tenant waiving its right of cancellation, as contained in the Lease Agreement, the Company paid the Tenant $108,048 on February 17, 1995 including interest for the "Landlord's reimbursement work".

                              HYLAN SHOPPING PLAZA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                        DECEMBER 31, 1995, 1994 AND 1993

7.  INSURANCE COVERAGE

     The Company maintains the following insurance.

                   COVERAGE                        POLICY #                LIMITS OF LIABILITY
       ---------------------------------           --------           ------------------------------
  A)   Liability                           CPP301-27-61               1,000,000/2,000,000 Aggregate
  B)   Fire                                F605-811-50                22,000,000
  C)   Loss of Rents                       F605-811-50                5,000,000
  D)   Umbrella                            NUG-332466                 20,000,000
  E)   Crime                               CPP301-27-61               25,000
  F)   Boiler                              CPP301-27-61               Replacement Cost

       TERM                                DEDUCTIBLE
       ----                                ----------
  A)   05/09/95-05/09/96                   --
  B)   05/09/95-05/09/96                   10,000 (Flood, Quake 25,000)
  C)   05/09/95-05/09/96                   10,000
  D)   05/09/95-05/09/96                   10,000
  E)   05/09/95-05/09/96                   1,000
  F)   12/27/94-12/27/95                   15,000

       INSURANCE CARRIER                   ANNUAL PREMIUM
       -----------------                   --------------
  A)   New Hampshire Insurance Co.         221,240
  B)   Commerce & Industry                 40,629
  C)   Commerce & Industry                 (Included in B)
  D)   General Star National Insurance     38,619
  E)   New Hampshire Insurance Co.         (Included in A)
  F)   New Hampshire Insurance Co.         (Included in A)

                  DEFINITIVE PROXY MATERIAL - MARCH 28, 1996



                                RPS REALTY TRUST
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 1996

          THIS PROXY IS SOLICITATED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned, as a holder of shares of beneficial Interest, par value $.10 per share ("Shares"), in RPS Realty Trust (the "Company"), hereby appoints Joel M. Pashcow and Edwin R. Frankel, and each of them, with full power of substitution, to vote all shares for which the undersigned is entitled to vote through the execution of a proxy with respect to the Special Meeting of the Shareholders to be held on April 29, 1996 or any adjournment thereof.

        You may revoke this proxy at any time by forwarding to the Company a subsequently dated proxy received by the Company prior to the Special Meeting.

        Returned Proxy cards will be voted (1) as specified on the matters listed below: (2) in accordance with the Board of Trustees' recommendations if the proxy is signed but where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: X

           YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                             PROPOSALS 1, 2 AND 3.

The Proposals to authorize are:

1. The Ramco Acquisition Proposal - Approval of a proposal to consummate the acquisition by the Company of substantially all of the shopping centers and retail properties, as well as the management organization, personnel and business operations, of Ramco-Gershenson, Inc. ("Ramco") and its affiliates (the "Ramco Acquisition"), as more fully described in the accompanying Proxy Statement.

               / / For          / / Against          / / Abstain

2. The Declaration of Trust Amendment Proposal - Approval of a proposal to amend the Company's Declaration of Trust to, among other things, (i) increase certain quorum percentage requirements in connection with meetings of the Board of Trustees, (ii) establish a Nominating Committee and Advisory Committee of the Board of Trustees, (iii) change the Company's name to Ramco-Gershenson Properties Trust, and (iv) clarify the authority of the Board of Trustees to combine outstanding Shares by way of a reverse split, provide for the payment of cash in lieu of any fractional interest in a combined Share and establish mechanics to implement any such combination, as more fully described in the accompanying Proxy Statement.

               / / For          / / Against          / / Abstain

3. The New Plan Proposal - Approval and ratification of a proposal for the establishment of a new employee share option plan (the "New Plan"), pursuant to which the Board of Trustees (or a committee thereof) will be empowered to grant options to certain key employees of the Company and its subsidiaries, as more fully described in the accompanying Proxy Statement.

               / / For          / / Against          / / Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE ON THIS CARD, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: The Herman Group, Inc., 2121 San Jacinto St., 26th Floor, Dallas Texas 75021. If you have any questions please call (800) 747-2963. Facsimile copies of the front and the reverse sides of this Proxy, properly completed and duly executed, will be accepted at (214) 999-9348 or
(214) 999-9323.


                                        Dated:_________________________________

                                        _______________________________________
                                                       Signature

                                        _______________________________________
                                              Signature (if held jointly)

                                        _______________________________________
                                                  Title or Authority

                                        Please sign your name exactly as it
                                        appears hereon. When signing as an
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. Joint owners should each
                                        sign. If a corporation, please sign as
                                        full corporate name by President or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by an authorized person.